Filed Pursuant to Rule 497
File No. 333-215111

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, October 24, 2017

Preliminary Prospectus Supplement

To the Prospectus dated January 19, 2017

6,000,000 Shares

Common Stock

We are offering for sale 6,000,000 shares of our common stock. Our common stock is traded on the NASDAQ Global Select Market under the symbol “PFLT.” The last reported closing sale price for our common stock on October 23, 2017 was $14.53 per share. The net asset value of our common stock on June 30, 2017 was $14.05 per share.

PennantPark Floating Rate Capital Ltd., a Maryland corporation, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

Our investment objectives are to generate current income and capital appreciation while seeking to preserve capital by investing primarily in loans bearing a variable-rate of interest, or Floating Rate Loans, and other investments made to U.S. middle-market companies. Floating Rate Loans or variable-rate investments pay interest at variable-rates, which are determined periodically, on the basis of a floating base lending rate such as the London Interbank Offered Rate, or LIBOR, with or without a floor plus a fixed spread. We can offer no assurances that we will achieve our investment objectives.

We are managed by PennantPark Investment Advisers, LLC. PennantPark Investment Administration, LLC provides the administrative services necessary for us to operate.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read them before you invest in our securities and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. You may also obtain such information free of charge or make stockholder inquiries by contacting us in writing at 590 Madison Avenue, New York, NY 10022, by calling us collect at (212) 905-1000 or by visiting our website at www.pennantpark.com. The information on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of leverage. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in us in “Risk Factors” beginning on page S-10 of this prospectus supplement and page 8 of the accompanying prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public offering price	$	$
Underwriting discounts and commissions (sales load) (1)	$	$
Proceeds to PennantPark Floating Rate Capital Ltd. (before estimated expenses of $425,000)	$	$

(1)	Our investment adviser, PennantPark Investment Advisers, LLC, has agreed to pay approximately $ million, or $ per share (or approximately $ million, or $ per share if the option to purchase additional shares is fully exercised) of the underwriting discounts and/or commissions in connection with this offering, which amount is not reflected in the above table. All other expenses of the offering, including the sales load not paid by our investment adviser, will be borne by us.

The underwriters may also purchase up to an additional 900,000 shares from us at the public offering price, within 30 days from the date of this prospectus supplement. If the underwriters exercise this option in full, the total public offering price will be $         million, the underwriting discount and commissions (sales load) that will be paid by us will be $         million and the underwriting discount and/or commissions paid by PennantPark Investment Advisers, LLC will be approximately $         million and our total proceeds, before estimated expenses, will be $         million.

The underwriters expect to deliver the shares on or about October     , 2017.

Morgan Stanley	Goldman Sachs & Co. LLC	J.P. Morgan	Keefe, Bruyette & Woods,	RBC Capital Markets	SunTrust Robinson Humphrey
A Stifel Company

The date of this prospectus supplement is October     , 2017.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus when considering whether to purchase any securities offered by this prospectus supplement. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus supplement and the accompanying prospectus. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers are permitted. The information contained in or incorporated by reference in this prospectus supplement and the accompanying prospectus is accurate only as of the date of this prospectus supplement and the accompanying prospectus. Our business, financial condition, results of operations and prospects may have changed since then. We will update these documents to reflect material changes only as required by law.

PROSPECTUS SUPPLEMENT

PROSPECTUS

SUPPLEMENTAL PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider in making an investment decision. References to our portfolio, our investments and our business include investments we make through our consolidated subsidiaries. Some of the statements in this prospectus supplement and accompanying prospectus constitute forward-looking statements, which apply to both us and our consolidated subsidiaries, as applicable, and relate to future events, future performance or future financial condition. The forward-looking statements involve risks and uncertainties on a consolidated basis and actual results could differ materially from those projected in the forward-looking statements for many reasons, including those factors discussed in “Risk Factors” and elsewhere in this prospectus supplement and accompanying prospectus. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus supplement and accompanying prospectus. In this prospectus supplement and the accompanying prospectus except where the context suggests otherwise: the terms “we,” “us,” “our” and “Company” refer to PennantPark Floating Rate Capital Ltd. and its wholly-owned consolidated subsidiaries; “Funding I” refers to PennantPark Floating Rate Funding I, LLC; “Taxable Subsidiary” refers to PFLT Investment Holdings, LLC; “PSSL” refers to PennantPark Senior Secured Loan Fund I LLC, an unconsolidated joint venture; “PennantPark Investment Advisers” or “Investment Adviser” refers to PennantPark Investment Advisers, LLC; “PennantPark Investment Administration” or “Administrator” refers to PennantPark Investment Administration, LLC; “Code” refers to the Internal Revenue Code of 1986, as amended; “RIC” refers to a regulated investment company under the Code; “1940 Act” refers to the Investment Company Act of 1940, as amended; “BDC” refers to a business development company under the 1940 Act; “MCG” refers to MCG Capital Corporation; and “Credit Facility” refers to our multi-currency senior secured revolving credit facility, as amended and restated with SunTrust Bank and other lenders, or the Lenders.

General Business of PennantPark Floating Rate Capital Ltd.

PennantPark Floating Rate Capital Ltd. is a BDC whose objectives are to generate current income and capital appreciation while seeking to preserve capital by investing primarily in Floating Rate Loans and other investments made to U.S. middle-market companies.

We believe that Floating Rate Loans to U.S. middle-market companies offer attractive risk-reward to investors due to a limited amount of capital available for such companies and the potential for rising interest rates. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. Our investments are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. However, when compared to junk bonds and other non-investment grade debt, senior secured Floating Rate Loans typically have more robust capital-preserving qualities, such as historically lower default rates than junk bonds, represent the senior source of capital in a borrower’s capital structure and often have certain of the borrower’s assets pledged as collateral. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographic regions.

Under normal market conditions, we generally expect that at least 80% of the value of our Managed Assets, which means our net assets plus any borrowings for investment purposes, will be invested in Floating Rate Loans and other investments bearing a variable-rate of interest. We generally expect that senior secured debt, or first lien loans, will represent at least 65% of our overall portfolio. We also generally expect to invest up to 35% of our overall portfolio opportunistically in other types of investments, including mezzanine securities and, to a lesser extent, equity investments. We seek to create a diversified portfolio by generally targeting an investment size between $3 million and $15 million, on average, although we expect that this investment size will vary proportionately with the size of our capital base.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our Credit Facility, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives. For a description of our Credit Facility, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations— Liquidity and Capital Resources.”

Organization and Structure of PennantPark Floating Rate Capital Ltd.

PennantPark Floating Rate Capital Ltd., a Maryland corporation organized in October 2010, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Funding I, our wholly owned subsidiary and a special purpose entity, was organized in Delaware as a limited liability company in May 2011. We formed Funding I in order to establish our Credit Facility.

In August 2015, we completed the acquisition of MCG pursuant to the Agreement and Plan of Merger, or the Merger Agreement, by and among MCG, our Investment Adviser and the Company. As a result of the transactions completed by the Merger Agreement, MCG was ultimately merged with and into PFLT Funding II, LLC with PFLT Funding II, LLC as the surviving company.

In May 2017, we and Trinity Universal Insurance Company, or Trinity, a subsidiary of Kemper Corporation (NYSE: KMPR), or Kemper, formed PSSL, an unconsolidated joint venture. PSSL invests primarily in middle-market and other corporate debt securities consistent with our strategy. PSSL was formed as a Delaware limited liability company.

Our Investment Adviser and Administrator

We utilize the investing experience and contacts of PennantPark Investment Advisers in developing what we believe is an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since our Investment Adviser’s inception in 2007, it has raised approximately $3.0 billion in debt and equity capital and has invested $6.5 billion in more than 440 companies with approximately 180 different financial sponsors through its managed funds.

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC. The Administrator assists in the determination and publication of our net asset value, or NAV, oversees the preparation and filing of our tax returns, and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator provides, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” in the accompanying prospectus for more information.

Market Opportunity

We believe that the limited amount of capital available to the middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for us.

•	We believe middle-market companies have faced difficulty in raising debt through the capital markets. Many middle-market companies look to raise funds by issuing high-yield bonds. We believe this approach to financing becomes difficult at times when institutional investors seek to invest in larger, more liquid offerings. We believe this has made it harder for middle-market companies to raise funds by issuing high-yield securities from time to time.

•	We believe middle-market companies have faced difficulty raising debt in private markets. From time to time, banks, finance companies, hedge funds and collateralized loan obligation, or CLO, funds have withdrawn, and may again withdraw, capital from the middle-market, resulting in opportunities for alternative funding sources.

•	We believe that credit market dislocation for middle-market companies improves the risk-reward on our investments. From time to time, market participants have reduced lending to middle-market and non-investment grade borrowers. As a result, we believe there is less competition in our market, more conservative capital structures, higher yields and stronger covenants.

•	We believe there is a large pool of uninvested private equity capital likely to seek to combine their capital with sources of debt capital to complete private investments. We expect that private equity firms will continue to be active investors in middle-market companies. These private equity funds generally seek to leverage their investments by combining their capital with senior secured debt and/or mezzanine debt provided by other sources, and we believe that our capital is well-positioned to partner with such equity investors.

•	We believe there is substantial supply of opportunities resulting from maturing loans that seek refinancing. A high volume of financings will come due in the next few years. Additionally, we believe that demand for debt financing from middle-market companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe the combination of strong demand by middle-market companies and from time to time the reduced supply of credit described above should increase lending opportunities for us. We believe this supply of opportunities coupled with a lack of demand offers attractive risk-reward to investors.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers to middle-market companies:

a. Experienced Management Team

The senior investment professionals of our Investment Adviser have worked together for many years and average over 25 years of experience in senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. These senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this extensive experience and history has resulted in a strong reputation across the capital markets.

Lending to middle-market companies requires in-depth diligence, credit expertise, restructuring experience and active portfolio management. For example, lending to middle-market companies in the United States is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of the information available with respect to such companies. We are able to provide value-added customized solutions to middle-market companies as a result of specialized due diligence, underwriting capabilities and more extensive ongoing monitoring required as lenders.

b. Disciplined Investment Approach with Strong Value Orientation

We employ a disciplined approach in selecting investments that meet the long-standing, consistent value-oriented investment selection criteria employed by our Investment Adviser. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We believe this approach continues to enable us to build an attractive investment portfolio that meets our return and value criteria over the long-term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through our Investment Adviser, conduct a rigorous due diligence process that draws from our Investment Adviser’s experience, industry expertise and network of contacts. Among other things, our due diligence is designed to ensure that each prospective portfolio company will be able to meet its debt service obligations. See “Investment Objectives and Policies—Investment Selection Criteria” in the accompanying prospectus for more information.

In addition to engaging in extensive due diligence, our Investment Adviser seeks to reduce risk by focusing on businesses with:

•	strong competitive positions;

•	positive cash flow that is steady and stable;

•	experienced management teams with strong track records;

•	potential for growth and viable exit strategies; and

•	capital structures offering appropriate risk-adjusted terms and covenants.

c. Ability to Source and Evaluate Transactions through our Investment Adviser’s Research Capability and Established Network

The management team of the Investment Adviser has long-term relationships with financial sponsors, management consultants and management teams that we believe enable us to evaluate investment opportunities effectively in numerous industries, as well as provide us access to substantial information concerning those industries. We identify potential investments both through active origination and through dialogue with numerous financial sponsors, management teams, members of the financial community and corporate partners with whom the professionals of our Investment Adviser have long-term relationships.

d. Flexible Transaction Structuring

We are flexible in structuring investments and tailor investments to meet the needs of a portfolio company while also generating attractive risk-adjusted returns. We can invest in all parts of a capital structure and our Investment Adviser has extensive experience in a wide variety of securities for leveraged companies throughout economic and market cycles.

Our Investment Adviser seeks to minimize the risk of capital loss without foregoing potential for capital appreciation. In making investment decisions, we seek to invest in companies that we believe can generate consistent positive risk-adjusted returns.

We believe that the in-depth experience of our Investment Adviser will enable us to invest throughout various stages of the economic and market cycles and to provide us with ongoing market insights in addition to a significant investment opportunity.

Competition

Our primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial finance companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities in middle-market companies can be intense. However, we believe that from time to time there has been a reduction in the amount of debt capital available to middle-market companies, which we believe has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. See “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities” in the accompanying prospectus for more information.

Leverage

As of June 30, 2017 and September 30, 2016, we maintained a $375 million and $350 million Credit Facility, respectively, which matures in August 2020, with the Lenders. During the Credit Facility’s revolving period, which extends to August 2018, it bears interest at LIBOR plus 200 basis points, and after the revolving period, the rate sets to LIBOR plus 425 basis points for the remaining two years. The Credit Facility is secured by all of the assets held by Funding I, under which we had $291.2 million and $232.9 million outstanding as of June 30, 2017 and September 30, 2016, respectively. The Credit Facility had an interest rate of 3.00% and 2.57%, as of June 30, 2017 and September 30, 2016, respectively, excluding the undrawn commitment fees of 0.375%. The annualized weighted average cost of debt for the nine months ended June 30, 2017 and 2016, inclusive of the fee on the undrawn commitment and amendment costs on the Credit Facility, was 3.02% and 5.01%, respectively. As of June 30, 2017 and September 30, 2016, we had $83.8 million and $117.1 million of unused borrowing capacity under our Credit Facility, respectively, subject to the regulatory restrictions. We believe that our capital resources provide us with the flexibility to take advantage of market opportunities when they arise. Our use of leverage, as calculated under the asset coverage ratio of the 1940 Act, may generally range between 70% and 90% of our net assets, or 40% to 50% of our Managed Assets. We cannot assure investors that our leverage will remain within the range. The amount of leverage that we employ will depend on our assessment of the market and other factors at the time of any proposed borrowing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and in the accompanying prospectus for more information.

Operating and Regulatory Structure

Our investment activities are managed by PennantPark Investment Advisers. Our board of directors, a majority of whom are independent of us, provides overall supervision of our activities, and the Investment Adviser supervises our day-to-day activities. Under our investment management agreement, or the Investment Management Agreement, we have agreed to pay our Investment Adviser an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. See “Certain Relationships and Transactions—Investment Management Agreement” in the accompanying prospectus for more information.

We have also entered into an administration agreement, or the Administration Agreement, with the Administrator. Under our Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. See “Certain Relationships and Transactions—Administration Agreement” in the accompanying prospectus for more information.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation” in the accompanying prospectus for more information. We have elected to be treated, and intend to qualify annually to maintain our election to be treated, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus for more information.

Use of Proceeds

We may use the net proceeds from selling securities pursuant to this prospectus supplement to reduce outstanding debt obligations, to invest in new or existing portfolio companies, to capitalize a subsidiary or new joint venture or for other general corporate or strategic purposes. See “Use of Proceeds” in this prospectus supplement for information regarding our outstanding borrowings as of June 30, 2017, the corresponding interest rate charged on such borrowings as of that date and the length of time that it may take us to invest any proceeds in new or existing portfolio companies.

Distributions on Common Stock

We intend to continue making monthly distributions to our stockholders. Our monthly distributions, if any, are ratified by the board of directors. See “Distributions” in the accompanying prospectus and “Price Range of Common Stock” in this prospectus supplement for more information.

Dividend Reinvestment Plan

We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock rather than receiving the cash distribution. Registered stockholders must notify our transfer agent in writing if they wish to ‘opt-out’ of the dividend reinvestment plan. See “Dividend Reinvestment Plan” in the accompanying prospectus for more information.

Recent Developments

On October 3, 2017, we declared a distribution of $0.095 per share payable on November 1, 2017 to stockholders of record as of October 19, 2017. Investors in this offering will not be entitled to this distribution.

Set forth below are certain preliminary estimates of our financial condition for the quarter ended September 30, 2017. These estimates are subject to the completion of our financial closing procedures and are not a comprehensive statement of our financial results for the year ended September 30, 2017. We advise you that our actual results may differ materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the year ended September 30, 2017 are finalized.

Net investment income is estimated to have totaled between $0.30 and $0.33 per share for the quarter ended September 30, 2017. This includes amounts received in a litigation settlement related to a former portfolio company of MCG of $0.07 per share net of incentive fee payable on such amounts.

Net asset value as of September 30, 2017 is estimated to be between $14.08 and $14.11 per share.

As of September 30, 2017, we had borrowed $253.8 million under our $375 million Credit Facility.

Our and PSSL’s total investments at fair value are estimated to have increased by approximately $12 million and $29 million, respectively, during the three months ended September 30, 2017, after giving effect to purchases, sales, repayments and net change in unrealized appreciation.

The preliminary financial data included herein have been prepared by, and is the responsibility of, management. Our independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto.

Based on our historic activity levels and current pipeline, we anticipate an active fourth calendar quarter of origination activity.

In the near term, the Company intends to organize a series of debt investor meetings outside of the United States. A debt transaction may follow, subject to market conditions. We cannot assure you as to when a transaction would occur, if at all.

Our Corporate Information

Our administrative and principal executive offices are located at 590 Madison Avenue, 15th Floor, New York, NY 10022. Our common stock is quoted on the NASDAQ Global Select Market under the symbol “PFLT.” Our phone number is (212) 905-1000, and our Internet website address is www.pennantpark.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or accompanying prospectus. We file periodic reports, proxy statements and other information with the SEC and make such reports available on our website free of charge as soon as reasonably practicable. You may read and copy the materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an internet site at www.sec.gov that contains material that we file with the SEC on the EDGAR Database.

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary from actual results. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than amounts shown below. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses (as a percentage of offering price)
Sales load		%(1)
Offering expenses		%(2)

Total stockholder expenses		%
Estimated annual expenses (as a percentage of average net assets attributable to common shares) (3)
Management fees	1.56	%(4)
Incentive fees	1.19	%(5)
Interest on borrowed funds	2.00	%(6)
Acquired fund fees and expenses	0.95	%(7)
Other expenses	1.04	%(8)

Total estimated annual expenses	6.74	%(9)

(1)	Our Investment Adviser has agreed to pay approximately $ million, or $ per share (or approximately $ million, or $ per share if the option to purchase additional shares is fully exercised), of the underwriting discounts and/or commissions in connection with this offering, which is a one-time fee of % of the offering price, and is not reflected in the table above since it will be determined at pricing. We are not obligated to repay the sales load paid by our Investment Adviser.
(2)	The offering expenses of this offering are estimated to be approximately $425,000.
(3)	Net assets attributable to common shares equals average net assets as of June 30, 2017, plus net proceeds anticipated from this offering but excluding the underwriters’ option to purchase additional shares.
(4)	The contractual management fee is calculated at an annual rate of 1.00% of our average adjusted gross assets. See “Certain Relationships and Transactions—Investment Management Agreement” in the accompanying prospectus for more information.
(5)	The portion of incentive fees paid with respect to net investment income and capital gain, if any, is based on actual amounts incurred during the three months ended June 30, 2017, annualized for a full year. Such incentive fees are based on performance, vary from period to period and are not paid unless our performance exceeds specified thresholds. Incentive fees in respect of net investment income do not include incentive fees in respect of net capital gains. The portion of our incentive fee paid in respect of net capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For purposes of this chart and our Consolidated Financial Statements, our incentive fees on capital gains are calculated in accordance with U.S. generally accepted accounting principles, or GAAP. As we cannot predict our future net investment income or capital gains, the incentive fee paid in future years, if any, may be substantially different than the fee earned during the three months ended June 30, 2017. See “Certain Relationships and Transactions—Investment Management Agreement” in the accompanying prospectus for more information.
(6)

As of June 30, 2017, we had $83.8 million unused borrowing capacity, subject to maintenance of the applicable total assets to debt ratio, under the 1940 Act, and $291.2 million in borrowings outstanding under our $375 million Credit Facility. We may use the net proceeds of this offering to repay outstanding obligations under our Credit Facility. After completing this offering, we may continue to borrow under our

Credit Facility to finance our investment objectives. We have estimated the annual interest expense on borrowed funds and caution you that our actual interest expense will depend on prevailing interest rates and our rate of borrowing, which may be substantially higher than the estimate provided in this table. See “Risk Factors—Risks Relating To Our Business and Structure—We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage” in the accompanying prospectus for more information.
(7)	Our stockholders indirectly bear 87.5% of the expenses of our investment in PSSL. No management fee is charged by PennantPark Investment Advisers in connection with PSSL. PSSL pays the Administrator an annual fee of 0.25% of average gross assets under management. When applicable, fees and operating expenses estimates are based on historic fees and operating expenses for acquired funds. For PSSL, which has a limited operating history, fees and operating expenses are estimates based on expected fees and operating expenses. Expenses for PSSL may fluctuate over time and may be substantially higher or lower in the future.
(8)	“Other expenses” includes our general and administrative expenses, professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan, the expenses of the Investment Adviser reimbursable under our Investment Management Agreement and of the Administrator reimbursable under our Administration Agreement. Such expenses are based on actual other expenses for the three months ended June 30, 2017 annualized for a full year. See the Consolidated Statement of Operations in our Consolidated Financial Statements in this prospectus supplement and in the accompanying prospectus for more information.
(9)	“Total estimated annual expenses” as a percentage of average net assets attributable to common shares, to the extent we borrow money to make investments, will be higher than the total annual expenses percentage for a company that is not leveraged. We may borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total estimated annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less liabilities) rather than total assets, which include assets that have been funded with borrowed money.

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in common shares, assuming (1) a     % sales load (underwriting discounts and commissions) (see note 1 above) and included offering expenses totaling     %, (2) total net estimated annual expenses of     % of average net assets attributable to common shares as set forth in the table above (other than performance-based incentive fees) and (3) a 5% annual return:

You would pay the following expenses on a $1,000 common stock investment	1 Year	3 Years	5 Years	10 Years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$	$	$	$
Assuming a 5% annual return (assumes return from only realized capital gains and thus subject to the capital gains incentive fee)	$	$	$	$

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those assumed. The table above is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we were to earn an annual return equal to or less than 5% from net investment income, the incentive fee under our Investment Management Agreement would not be earned or payable. If our returns on our investments, including the realized capital gains, result in an incentive fee, then our expenses would be higher. The example assumes that all distributions are reinvested at NAV. Reinvestment of distributions under our dividend reinvestment plan may occur at a price per share that differs from NAV. See “Distributions” and “Dividend Reinvestment Plan” in the accompanying prospectus for more information.

RISK FACTORS

Before you invest in our securities, you should be aware of various risks, including those described below and in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock may decline, and you may lose all or part of your investment.

There are material limitations with making preliminary estimates of our financial results for the period ended September 30, 2017 prior to the completion of our financial procedures for such period.

The preliminary financial estimates contained in “Supplemental Prospectus Summary—Recent Developments” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments” are not a comprehensive statement of our financial results for the period ended September 30, 2017 and have not been audited by our independent registered public accounting firm. Our consolidated financial statements for the period ended September 30, 2017 will not be available until after this offering is completed and, consequently, will not be available to you prior to investing in this offering. Our actual financial results for the period ended September 30, 2017 may differ materially from the preliminary financial estimates we have provided as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the period ended September 30, 2017 are finalized. The preliminary financial data included herein have been prepared by, and are the responsibility of management. Our independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to such preliminary estimates. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto.

FORWARD-LOOKING STATEMENTS

This prospectus supplement contains statements that constitute forward-looking statements, which relate to us and our consolidated subsidiaries regarding future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. The forward-looking statements contained in this prospectus supplement involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of investments that we expect to make;

•	the impact of fluctuations in interest rates and foreign exchange rates on our business and our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	our expected financings and investments and ability to fund capital commitments to PSSL;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies;

•	the impact of price and volume fluctuations in the stock markets;

•	the ability of our Investment Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the impact of future legislation and regulation on our business and our portfolio companies; and

•	the impact of European sovereign debt, Brexit and other world economic and political issues.

We use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. You should not place undue influence on the forward-looking statements as our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in the accompanying prospectus under “Risk Factors” and elsewhere in this prospectus supplement and the accompanying prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements in this prospectus supplement, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including reports on Form 10-K/Q and current reports on Form 8-K.

You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in connection with any offering of securities pursuant to this prospectus supplement or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We estimate that net proceeds we will receive from the sale of 6,000,000 shares of our common stock in this offering will be approximately $         million (or approximately $         million if the underwriters fully exercise their option to purchase additional shares), after deducting the underwriting discounts and commissions of approximately $         million (or approximately $         million if the underwriters fully exercise their option to purchase additional shares) and estimated offering expenses of approximately $425,000 payable by us. The Investment Adviser has agreed to bear $         million of underwriting discounts and/or commissions in connection with this offering (or approximately $         million if the underwriters fully exercise their option to purchase additional shares), which will be determined at pricing. The amount of net proceeds may be more or less than the amount described in this prospectus supplement, which will be determined at pricing.

We expect to use the net proceeds from selling securities pursuant to this prospectus supplement to reduce outstanding obligations under our Credit Facility, to invest in new or existing portfolio companies, to capitalize a subsidiary or new joint venture or for other general corporate or strategic purposes. Affiliates of certain of the underwriters serve as lenders under our Credit Facility and thereby may receive proceeds from this offering that are used to reduce our outstanding obligations under our Credit Facility.

As of June 30, 2017, we had $83.8 million of unused borrowing capacity, subject to maintenance of the applicable total assets to debt ratio, as set forth in the 1940 Act, and $291.2 million in borrowings outstanding under our $375 million Credit Facility. Borrowings under our Credit Facility bear interest at an annual rate equal to LIBOR plus 200 basis points per annum during the revolving period, and the rate resets to LIBOR plus 425 points per annum for the remaining two years. At June 30, 2017, the interest rate on the Credit Facility was 3.00%, excluding the undrawn commitment fee of 0.375%. The Credit Facility is a revolving facility maturing in August 2020 and is secured by all of the assets of Funding I. Amounts repaid under our Credit Facility remain available for future borrowings during the revolving period. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and the accompanying prospectus for more information.

We may invest the proceeds from an offering of securities in new or existing portfolio companies, and such investments may take up to a year from the closing of such offering, in part because privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. During this period, we may use the net proceeds from our offering to reduce then-outstanding obligations under our Credit Facility or to invest such proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. We expect to earn yields on such investments, if any, that are lower than the interest income that we anticipate receiving in respect of investments in non-temporary investments. As a result, any distributions we make during this investment period may be lower than the distributions that we would expect to pay when such proceeds are fully invested in non-temporary investments. See “Regulation—Temporary Investments” in the accompanying prospectus for more information.

CAPITALIZATION

The following table sets forth our cash and capitalization on June 30, 2017 (1) on an actual basis and (2) on an as-adjusted basis to reflect the effects of the sale of 6,000,000 shares of common stock in this offering at an offering price of $         per share ($         per share net of the sales load), and estimated offering expenses of $425,000 payable by us. The as-adjusted information is illustrative only; our capitalization following the completion of this offering is subject to further adjustments. You should read this table together with “Use of Proceeds” set forth in this prospectus supplement and in the accompanying prospectus for more information. You should also read this table with our Consolidated Financial Statements and related notes thereto, in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and in the accompanying prospectus for more information.

	As of June 30, 2017 (unaudited)
	Actual	As-adjusted for the offering (1)
Cash and cash equivalents	$48,951,746	$
Total assets	777,253,754
Borrowings under the Credit Facility (cost—$291,209,500)	293,663,760
Stockholders’ Equity
Common stock, 32,480,074 and 38,480,074 shares, as-adjusted, are issued and outstanding, respectively. Par value is $0.001 per share and 100,000,000 shares are authorized.	32,480
Paid in capital in excess of par value	451,705,066
Undistributed net investment income	2,009,837
Accumulated net realized gain on investments	3,584,392
Net unrealized appreciation on investments	1,434,203
Net unrealized appreciation on Credit Facility	(2,454,260)

Total net assets	456,311,718
Total capitalization	$749,975,478	$

(1)	Does not include the underwriters’ option to purchase additional shares in connection with this offering and any shares issued pursuant to our dividend reinvestment plan. Assumes the net proceeds from this offering are invested in cash and cash equivalents.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the NASDAQ Global Select Market under the symbol “PFLT.” The following table lists the high and low closing sale price for our common stock, the closing sale prices as a premium or (discount) to our NAV per share and distributions per quarter per share since October 1, 2015. On October 23, 2017, the last reported closing sale price of our common stock was $14.53 per share.

	NAV (1)		Closing Sales Price		Premium / (Discount) of High Sales Price to NAV (2)	Premium / (Discount) of Low Sales Price to NAV (2)	Distributions Declared
Period			High	Low
Fiscal Year Ending September 30, 2018
First quarter (through October 23, 2017)	$	N/A	$14.61	$14.50	N/A %	N/A %	$0.095	(3)
Fiscal Year Ended September 30, 2017
Fourth quarter		N/A	14.48	13.96	N/A	N/A	0.285
Third quarter		14.05	14.25	13.61	1	(3)	0.285
Second quarter		14.05	14.17	13.42	1	(4)	0.285
First quarter		14.11	14.17	12.44	—	(12)	0.285
Fiscal Year Ended September 30, 2016
Fourth quarter		14.06	13.26	12.54	(6)	(11)	0.285
Third quarter		13.75	12.51	11.58	(9)	(16)	0.285
Second quarter		13.54	11.70	10.09	(14)	(25)	0.285
First quarter		13.73	12.42	10.79	(10)	(21)	0.285

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period. See “Determination of Net Asset Value” in the accompanying prospectus for more information.
(2)	Calculated as of the respective high or low closing sales price less NAV per share, divided by the quarter-end NAV per share.
(3)	Includes a distribution of $0.095 per share payable on November 1, 2017 to stockholders of record as of October 19, 2017. Investors in this offering will not be entitled to this distribution.

Shares of BDCs may trade at a market price both above and below the NAV that is attributable to those shares. Our shares have traded above and below our NAV. Our shares closed on the NASDAQ Global Select Market at $14.11 and $13.23 on June 30, 2017 and September 30, 2016, respectively. Our NAV per share was $14.05 and $14.06 as of the same dates. The possibility that our shares of common stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below our NAV in the future.

SELECTED FINANCIAL DATA

We have derived the data below from our audited and unaudited financial data. The Consolidated Statement of Operations data, Per share data, Consolidated Statement of Assets and Liabilities data and Total returns data presented are derived from our audited and unaudited Consolidated Financial Statements. These selected financial data should be read in conjunction with our Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in both this prospectus supplement and the accompanying prospectus.

	(unaudited) For the Nine Months Ended June 30,		(audited) For the Years Ended September 30,
	2017	2016	2016	2015	2014	2013	2012

(Dollar amounts in thousands, except per share data)
Consolidated Statement of Operations data:
Total investment income	$41,043	$30,906	$46,301	$30,355	$30,357	$18,867	$12,099
Total expenses	18,007	11,725	18,965	12,695	13,721	8,344	5,789
Net investment income	23,036	19,181	27,336	17,660	16,636	10,523	6,310
Net realized and unrealized gain (loss)	2,438	(1,578)	6,153	(5,156)	3,878	1,461	5,651
Net increase in net assets resulting from operations	25,474	17,602	33,489	12,504	20,514	11,985	11,961
Per share data:
Net asset value	14.05	13.75	14.06	13.95	14.40	14.10	13.98
Net investment income (1)	0.78	0.72	1.02	1.08	1.12	1.10	0.92
Net realized and unrealized gain (loss) (1)	0.08	(0.06)	0.23	(0.31)	0.26	0.15	0.83
Net increase in net assets resulting from operations (1)	0.86	0.66	1.25	0.77	1.38	1.25	1.75
Distributions declared (1),(2)	0.87	0.86	1.14	1.16	1.08	1.05	0.91
Consolidated Statements of Assets and Liabilities data:
Total assets	777,254	572,684	631,420	416,120	372,874	328,802	178,367
Total investment portfolio	698,930	550,999	598,888	391,312	348,428	317,804	171,834
Credit Facility payable (3)	293,664	190,375	232,389	29,600	146,949	99,600	75,123
Total net asset value	456,312	367,639	375,907	372,890	214,528	210,066	95,744
Other data:
Total return (4)	13.42%	11.68%	21.77%	(6.01)%	8.05%	17.17%	29.43%
Number of portfolio companies (5)	86	92	98	76	72	83	61
Yield on debt portfolio (5)	8.2%	8.0%	7.8%	7.9%	8.2%	8.1%	8.6%

(1)	Based on the weighted average shares outstanding for the respective periods.
(2)	The tax status of our distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP and is reported on Form 1099-DIV each calendar year.
(3)	At fair value.
(4)	Not annualized for periods of less than a year. Based on change in market price per share during the periods and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(5)	Unaudited.

Selected Quarterly Data (Unaudited)

(dollar amounts in thousands, except per share data)

	2017
	Q3	Q2	Q1
Total investment income	$15,190	$13,221	$12,631
Net investment income	$8,185	$8,029	$6,822
Net realized and unrealized gain (loss)	$1,157	$(746)	$2,027
Net increase in net assets resulting from operations	$9,342	$7,283	$8,849
Net increase in net assets resulting from operations per common share*	$0.29	$0.25	$0.33
Net asset value per share at the end of the quarter	$14.05	$14.05	$14.11
Market value per share at the end of the quarter	$14.11	$13.94	$14.11

	2016
	Q4	Q3	Q2	Q1
Total investment income	$15,396	$10,803	$11,346	$8,756
Net investment income	$8,155	$6,830	$7,265	$5,086
Net realized and unrealized gain (loss)	$7,732	$6,589	$(4,829)	$(3,339)
Net increase in net assets resulting from operations	$15,887	$13,419	$2,436	$1,747
Net increase in net assets resulting from operations per common share*	$0.59	$0.50	$0.09	$0.07
Net asset value per share at the end of the quarter	$14.06	$13.75	$13.54	$13.73
Market value per share at the end of the quarter	$13.23	$12.40	$11.70	$11.25

	2015
	Q4	Q3	Q2	Q1
Total investment income	$7,791	$7,104	$7,983	$7,477
Net investment income	$3,639	$4,097	$4,456	$5,468
Net realized and unrealized (loss) gain	$(2,424)	$630	$1,668	$(5,030)
Net increase in net assets resulting from operations	$1,215	$4,727	$6,124	$438
Net increase in net assets resulting from operations per common share*	$0.06	$0.32	$0.41	$0.03
Net asset value per share at the end of the quarter	$13.95	$14.33	$14.30	$14.16
Market value per share at the end of the quarter	$11.94	$13.88	$14.03	$13.73

*	Based on weighted average shares outstanding for the respective periods.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

PennantPark Floating Rate Capital Ltd. is a BDC whose objectives are to generate current income and capital appreciation while seeking to preserve capital by investing primarily in Floating Rate Loans and other investments made to U.S. middle-market companies.

We believe that Floating Rate Loans to U.S. middle-market companies offer attractive risk-reward to investors due to a limited amount of capital available for such companies and the potential for rising interest rates. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. Our investments are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. However, when compared to junk bonds and other non-investment grade debt, senior secured Floating Rate Loans typically have more robust capital-preserving qualities, such as historically lower default rates than junk bonds, represent the senior source of capital in a borrower’s capital structure and often have certain of the borrower’s assets pledged as collateral. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Under normal market conditions, we generally expect that at least 80% of the value of our Managed Assets will be invested in Floating Rate Loans and other investments bearing a variable-rate of interest. We generally expect that senior secured debt, or first lien loans, will represent at least 65% of our overall portfolio. We also generally expect to invest up to 35% of our overall portfolio opportunistically in other types of investments, including mezzanine debt and, to a lesser extent, equity investments. We seek to create a diversified portfolio by generally targeting an investment size between $3 million and $15 million, on average, although we expect that this investment size will vary proportionately with the size of our capital base.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use our Credit Facility, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Floating Rate Capital Ltd.

PennantPark Floating Rate Capital Ltd., a Maryland corporation organized in October 2010, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we elected to be treated, and intend to qualify annually, as a RIC under the Code.

Our investment activities are managed by the Investment Adviser. Under our Investment Management Agreement, we have agreed to pay our Investment Adviser an annual base management fee based on our average adjusted gross total assets as well as an incentive fee based on our investment performance. We have also entered into an Administration Agreement with the Administrator. Under our Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. Our board of directors, a majority of whom are independent of us, provides overall supervision of our activities, and the Investment Adviser supervises our day-to-day activities.

Revenues

We generate revenue in the form of interest income on the debt securities we hold and capital gains and dividends, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of senior secured debt or mezzanine debt, typically have a term of three to ten years and bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, our investments provide for deferred interest payments or payment-in-kind, or PIK, interest. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we may generate revenue in the form of amendment, commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, original issue discount, or OID, and market discount or premium are capitalized and accreted or amortized using the effective interest method as interest income or, in the case of deferred financing costs, as interest expense. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts. From time to time, the Company receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and loan waiver and amendment fees, and are recorded as other investment income when earned.

Expenses

Our primary operating expenses include the payment of a management fee and the payment of an incentive fee to our Investment Adviser, if any, our allocable portion of overhead under our Administration Agreement and other operating costs as detailed below. Our management fee compensates our Investment Adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. Additionally, we pay interest expense on the outstanding debt and unused commitment fees on undrawn amounts, under our Credit Facility. We bear all other direct or indirect costs and expenses of our operations and transactions, including:

•	the cost of calculating our NAV, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence and reviews of prospective investments or complementary businesses;

•	expenses incurred by the Investment Adviser in performing due diligence and reviews of investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees and any exchange listing fees;

•	federal, state, local and foreign taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers, errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•	all other expenses incurred by either the Administrator or us in connection with administering our business, including payments under our Administration Agreement that will be based upon our allocable portion of overhead, and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs.

Generally, during periods of asset growth, we expect our general and administrative expenses to be relatively stable or to decline as a percentage of total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities would be additive to the expenses described above.

PORTFOLIO AND INVESTMENT ACTIVITY

As of June 30, 2017, our portfolio totaled $698.9 million and consisted of $613.3 million of senior secured debt, $32.4 million of second lien secured debt, $32.5 million of subordinated debt and $20.7 million of preferred and common equity. Our debt portfolio consisted of 99% variable-rate investments (including 9% where LIBOR was below the floor) and 1% fixed-rate investments. As of June 30, 2017, we had one company on non-accrual, representing 0.4% and 0.2% of our overall portfolio on a cost and fair value basis, respectively. Overall, the portfolio had net unrealized appreciation of $1.4 million. Our overall portfolio consisted of 86 companies with an average investment size of $8.1 million, had a weighted average yield on debt investments of 8.2%, and was invested 88% in senior secured debt, 4% in second lien secured debt, 5% in subordinated debt and 3% in preferred and common equity.

As of September 30, 2016, our portfolio totaled $598.9 million and consisted of $548.4 million of senior secured debt, $36.6 million of second lien secured debt and $13.9 million of subordinated debt, preferred and common equity. Our debt portfolio consisted of 99% variable-rate investments (including 94% where LIBOR was below the floor) and 1% fixed-rate investments. As of September 30, 2016, we had one company on non-accrual, representing 0.2% and 0.1% of our overall portfolio on a cost and fair value basis, respectively. Overall, the portfolio had net unrealized appreciation of $1.0 million. Our overall portfolio consisted of 98 companies with an average investment size of $6.1 million, had a weighted average yield on debt investments of 7.8%, and was invested 92% in senior secured debt, 6% in second lien secured debt and 2% in subordinated debt, preferred and common equity.

For the three months ended June 30, 2017, we invested $136.7 million in four new and 14 existing portfolio companies with a weighted average yield on debt investments of 8.3%. Sales and repayments of investments for the three months ended June 30, 2017 totaled $172.9 million. For the nine months ended June 30, 2017, we invested $407.8 million in 25 new and 37 existing portfolio companies with a weighted average yield on debt investments of 7.8%. Sales and repayments of investments for the nine months ended June 30, 2017 totaled $314.8 million.

For the three months ended June 30, 2016, we invested $101.2 million in 14 new and six existing portfolio companies with a weighted average yield on debt investments of 7.4%. Sales and repayments of investments for the three months ended June 30, 2016 totaled $40.3 million. For the nine months ended June 30, 2016, we invested $257.7 million in 29 new and 16 existing portfolio companies with a weighted average yield on debt investments of 8.1%. Sales and repayments of investments for the nine months ended June 30, 2016 totaled $97.1 million.

CRITICAL ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to the Accounting Standards Codification, or ASC, serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued. In addition to the discussion below, we describe our critical accounting policies in the notes to our Consolidated Financial Statements.

Investment Valuations

We expect that there may not be readily available market values for many of the investments which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described in this prospectus supplement. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material.

Our portfolio generally consists of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of its own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of our Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If our board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

In addition to using the above inputs in cash equivalents, investments and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The carrying value of our consolidated financial liabilities approximates fair value. We adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility. We elected to use the fair value option for our Credit Facility to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we had $0.1 million in expenses relating to amendment costs on the Credit Facility during both the three and nine months ended June 30, 2017, respectively. For the same periods in the prior year, we incurred expenses of zero and $0.9 million, respectively, relating to amendment fees on the Credit Facility. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statements of Assets and Liabilities and changes in fair value of the Credit Facility are reported in our Consolidated Statements of Operations. We elected not to apply ASC 825-10 to any other financial assets or liabilities. For the three and nine months ended June 30, 2017, our Credit Facility had a net change in unrealized appreciation of $1.9 million and $3.0 million, respectively. For the three and nine months ended June 30, 2016, our Credit Facility had a net change in unrealized depreciation of $0.3 million and $0.5 million, respectively. As of June 30, 2017 and September 30, 2016, the net unrealized (appreciation) depreciation on our Credit Facility totaled $(2.5) million and $0.5 million, respectively. We use a nationally recognized independent valuation service to measure the fair value of our Credit Facility in a manner consistent with the valuation process that the board of directors uses to value our investments.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, OID, market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized and then accreted or amortized using the effective interest method as interest income or, in the case of deferred financing costs, as interest expense. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts. From time to time, the Company receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and amendment fees, and are recorded as other investment income when earned.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in the fair values of our portfolio investments and Credit Facility during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Foreign Currency Translation

Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1. Fair value of investment securities, other assets and liabilities – at the exchange rates prevailing at the end of the applicable period; and

2. Purchases and sales of investment securities, income and expenses – at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, we do not isolate that portion of the results of operations due to changes in foreign exchange rates on investments, other assets and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and liabilities.

Payment-in-Kind Interest or PIK

We have investments in our portfolio which contain a PIK interest provision. PIK interest is added to the principal balance of the investment and is recorded as income. In order for us to maintain our ability to be treated as a RIC for federal income tax purposes, substantially all of this income must be paid out to stockholders in the form of dividends for U.S. federal income tax purposes, even though we have not collected any cash with respect to interest on PIK securities.

Federal Income Taxes

We have elected to be treated, and intend to qualify annually to maintain our election to be treated, as a RIC under Subchapter M of the Code. To maintain our RIC tax election, we must, among other requirements, meet certain annual source-of-income and quarterly asset diversification requirements. We also must annually distribute dividends for U.S. federal income tax purposes to our stockholders out of the assets legally available for distribution of an amount generally at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, or investment company taxable income, determined without regard to any deduction for dividends paid.

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute dividends for U.S. federal income tax purposes to our stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of our net ordinary income (subject to certain deferrals and elections) for the calendar year, (2) 98.2% of the excess, if any, of our capital gains over our capital losses, or capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year plus (3) the sum of any net ordinary income plus capital gain net income for preceding years that was not distributed during such years and on which we did not incur any federal income tax. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we have retained and may continue to retain such net capital gains or investment company taxable income, contingent on maintaining our ability to be subject to tax as a RIC, in order to provide us with additional liquidity.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and net realized gain recognized for financial reporting purposes. Differences between tax regulations and GAAP may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their appropriate tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

We have formed and expect to continue to form certain taxable subsidiaries, including the Taxable Subsidiary, which are subject to tax as corporations. The Taxable Subsidiary allows us to hold equity securities of certain portfolio companies treated as pass-through entities for U.S. federal income tax purposes while allowing us to maintain our ability to qualify as a RIC under the Code.

RESULTS OF OPERATIONS

Set forth below are the results of operations for the three and nine months ended June 30, 2017 and 2016.

Investment Income

Investment income for the three and nine months ended June 30, 2017 was $15.2 million and $41.0 million, respectively, and was attributable to $13.9 million and $37.1 million from senior secured loans and $1.3 million and $3.9 million from second lien secured debt and subordinated debt. This compares to investment income for the three and nine months ended June 30, 2016, which was $10.8 million and $30.9 million, respectively, and was attributable to $9.0 million and $26.0 million from senior secured loans and the remainder from second lien secured debt and subordinated debt. The increase in investment income compared to the same periods in the prior year was primarily due to the growth of our portfolio.

Expenses

Expenses for the three and nine months ended June 30, 2017 totaled $7.0 million and $18.0 million, respectively. Base management fee for the same periods totaled $1.8 million and $5.1 million, incentive fee totaled $1.4 million (including $0.2 million on realized gains and $0.4 million on unrealized gains accrued but not payable) and $3.4 million (including $0.2 million on realized gains and $0.9 million on unrealized gains accrued but not payable), Credit Facility expenses totaled $2.5 million and $6.3 million, general and administrative expenses totaled $1.2 million and $3.0 million and provision for taxes totaled $0.1 million and $0.2 million, respectively. This compares to expenses for the three and nine months ended June 30, 2016, which totaled $4.0 million and $11.7 million, respectively. Base management fee for the same periods totaled $1.3 million and $3.6 million, incentive fee totaled $0.5 million and $1.3 million, Credit Facility expenses totaled $1.3 million and $4.2 million (including $0.9 million of amendment expenses) and general and administrative expenses totaled $0.9 million and $2.6 million, respectively. The increase in expenses compared with the same periods in the prior year was primarily due to increases in base management and incentive fees as a result from the growth of our portfolio.

Net Investment Income

Net investment income totaled $8.2 million and $23.0 million, or $0.25 and $0.78 per share, for the three and nine months ended June 30, 2017, respectively. Net investment income totaled $6.8 million and $19.2 million, or $0.26 and $0.72 per share, for the three and nine months ended June 30, 2016, respectively. The increase in net investment income compared to the same period in the prior year was primarily due to the growth of our portfolio.

Net Realized Gains or Losses

Sales and repayments of investments for the three and nine months ended June 30, 2017 totaled $172.9 million and $314.8 million and net realized gains totaled $2.5 million and $5.0 million, respectively. Sales and repayments of investments totaled $40.3 million and $97.1 million and realized gains (losses) totaled $0.2 million and $(2.0) million for the three and nine months ended June 30, 2016, respectively. The change in realized gains/losses was primarily due to changes in the market conditions of our investments and the values at which they were realized.

Unrealized Appreciation or Depreciation on Investments and Credit Facility

For the three and nine months ended June 30, 2017, we reported a net change in unrealized appreciation on investments of $0.6 million and $0.4 million, respectively. For the three and nine months ended June 30, 2016, we reported a net change in unrealized appreciation (depreciation) on investments of $6.1 million and $(0.1) million, respectively. As of June 30, 2017 and September 30, 2016, our net unrealized appreciation on investments totaled $1.4 million and $1.0 million, respectively. The net change in unrealized appreciation on our investments was driven primarily by changes in capital market conditions, the financial performance of certain portfolio companies and the reversal of unrealized depreciation (appreciation) on investments that were sold.

For the three and nine months ended June 30, 2017, our Credit Facility had a net change in unrealized appreciation of $1.9 million and $3.0 million, respectively. For the three and nine months ended June 30, 2016, our Credit Facility had a net change in unrealized depreciation of $0.3 million and $0.5 million, respectively. As of June 30, 2017 and September 30, 2016, net unrealized (appreciation) depreciation on our Credit Facility totaled $(2.5) million and $0.5 million, respectively. The change in net unrealized depreciation compared to the same periods in the prior year was primarily due to changes in the capital markets.

Net Change in Net Assets Resulting from Operations

Net change in net assets resulting from operations totaled $9.3 million and $25.5 million, or $0.29 and $0.86 per share, respectively, for the three and nine months ended June 30, 2017. This compares to a net change in net assets resulting from operations which totaled $13.4 million and $17.6 million, or $0.50 and $0.66 per share, respectively, for the three and nine months ended June 30, 2016. The decrease/increase in the change in net assets from operations compared to the same periods in the prior year was primarily due to changes in portfolio investment values during the reporting periods.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are derived from public offerings, our Credit Facility, cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our Credit Facility, the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Funding I’s multi-currency Credit Facility with the Lenders was $375.0 million as of June 30, 2017, subject to satisfaction of certain conditions and regulatory restrictions that the 1940 Act imposes on us as a BDC, has an interest rate spread above LIBOR of 200 basis points, a maturity date of August 2020 and a revolving period that ends in August 2018. As of June 30, 2017 and September 30, 2016, Funding I had $291.2 million and $232.9 million of outstanding borrowings under the Credit Facility, respectively. The Credit Facility had an interest rate of 3.00% and 2.57%, as of June 30, 2017 and September 30, 2016, respectively, excluding the undrawn commitment fees of 0.375%. The annualized weighted average cost of debt for the nine months ended June 30, 2017 and 2016, inclusive of the fee on the undrawn commitment and amendment costs on the Credit Facility, was 3.02% and 5.01%, respectively. As of June 30, 2017 and September 30, 2016, we had $83.8 million and $117.1 million of unused borrowing capacity under our Credit Facility, respectively, subject to the regulatory restrictions.

During the revolving period, the Credit Facility bears interest at LIBOR plus 200 basis points and, after the revolving period, the rate sets to LIBOR plus 425 basis points for the remaining two years, maturing in August 2020. The Credit Facility is secured by all of the assets of Funding I. Both PennantPark Floating Rate Capital Ltd. and Funding I have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

The Credit Facility contains covenants, including but not limited to, restrictions of loan size, currency types and amounts, industry requirements, average life of loans, geographic and individual portfolio concentrations, minimum portfolio yield and loan payment frequency. Additionally, the Credit Facility requires the maintenance of a minimum equity investment in Funding I and income ratio as well as restrictions on certain payments and issuance of debt. For instance, we must maintain at least $25 million in equity and must maintain an interest coverage ratio of at least 125%. The Credit Facility compliance reporting is prepared on a basis of accounting other than GAAP. As of June 30, 2017, we were in compliance with the covenants relating to our Credit Facility.

We own 100% of the equity interest in Funding I and treat the indebtedness of Funding I as our leverage. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with our asset coverage ratio after such borrowing. Our Investment Adviser serves as collateral manager to Funding I under the Credit Facility.

Our interest in Funding I (other than the management fee) is subordinate in priority of payment to every other obligation of Funding I and is subject to certain payment restrictions set forth in the Credit Facility. We may receive cash distributions on our equity interests in Funding I only after it has made (1) all required cash interest and, if applicable, principal payments to the Lenders, (2) required administrative expenses and (3) claims of other unsecured creditors of Funding I. We cannot assure you that there will be sufficient funds available to make any distributions to us or that such distributions will meet our expectations from Funding I. The Investment Adviser has irrevocably directed that the management fee owed with respect to such services is to be paid to the Company so long as the Investment Adviser remains the collateral manager.

We may raise equity or debt capital through both registered offerings and private offerings of securities, securitizing a portion of our investments among other considerations or mergers and acquisitions. Furthermore, our Credit Facility availability depends on various covenants and restrictions as discussed in the preceding paragraphs. The primary use of existing funds and any funds raised in the future is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to our stockholders or for other general corporate purposes. In February 2017, we completed a follow-on public offering of 5,750,000 shares of common stock, which resulted in proceeds to us of $14.08 per share, including the exercise of the underwriters’ option to purchase additional shares, for gross proceeds of $81.0 million and net proceeds of $80.5 million after offering expenses. Our Investment Adviser paid $5.0 million in connection with this offering, which included the sales load and an additional supplemental payment.

At June 30, 2017 and September 30, 2016, we had cash equivalents of $49.0 million and $28.9 million, respectively, available for investing and general corporate purposes. We believe our liquidity and capital resources are sufficient to take advantage of market opportunities.

Our operating activities used cash of $93.9 million for the nine months ended June 30, 2017, and our financing activities provided cash of $113.8 million for the same period. Our operating activities used cash primarily for our investment activities and our financing activities provided cash primarily from our recent equity offering and net borrowings under the Credit Facility.

Our operating activities used cash of $143.2 million for the nine months ended June 30, 2016, and our financing activities provided cash of $138.5 million for the same period. Our operating activities used cash primarily for our investment activities and our financing activities provided cash primarily from net borrowings under the Credit Facility.

PennantPark Senior Secured Loan Fund I LLC

In May 2017, we and Trinity, a subsidiary of Kemper, formed PSSL, an unconsolidated joint venture. PSSL invests primarily in middle-market and other corporate debt securities consistent with our strategy. PSSL was formed as a Delaware limited liability company. As of June 30, 2017, PSSL had total assets of $77.8 million. PSSL’s portfolio consisted of debt investments in 14 portfolio companies as of June 30, 2017. As of June 30, 2017, at fair value, the largest investment in a single portfolio company in PSSL was $6.1 million and the five largest investments totaled $29.8 million. PSSL invests in portfolio companies in the same industries in which we may directly invest.

We provide capital to PSSL in the form of subordinated notes and equity interests. The subordinated notes are junior in right of payment to the repayment of temporary contributions made by us to fund investments of PSSL. As of June 30, 2017, we and Kemper owned 87.5% and 12.5%, respectively, of each of the outstanding subordinated notes and equity interests. Our investment in PSSL consisted of equity interests of $10.8 million and subordinated notes of $25.2 million as of June 30, 2017. As of the same date, we had commitments to fund subordinated notes to PSSL of $61.3 million, of which $36.1 million was unfunded. As of June 30, 2017, we had commitments to fund equity interests in PSSL of $26.2 million, of which $15.4 million was unfunded.

We and Kemper each appointed two members to PSSL’s four person board of directors and investment committee. All material decisions with respect to PSSL, including those involving its investment portfolio, require unanimous approval of a quorum of the board of directors or investment committee. Quorum is defined as (i) the presence of two members of the board of directors or investment committee; provided that at least one individual is present that was elected, designated or appointed by each member; (ii) the presence of three members of the board of directors or investment committee, provided that the individual that was elected, designated or appointed by the member with only one individual present shall be entitled to cast two votes on each matter; and (iii) the presence of four members of the board of directors or investment committee shall constitute a quorum, provided that two individuals are present that were elected, designated or appointed by each member.

Additionally, PSSL has entered into a senior secured revolving credit facility, or the PSSL Credit Facility, with Capital One, N.A. through its wholly-owned subsidiary, PennantPark Senior Secured Loan Facility LLC, or PSSL Subsidiary, which as of June 30, 2017 allowed PSSL Subsidiary to borrow up to $100.0 million at any one time outstanding, subject to leverage and borrowing base restrictions.

Below is a summary of PSSL’s portfolio:

June 30, 2017
Total investments (1)	$70,707,374
Weighted average cost yield on income producing investments (2)	7.5%
Number of portfolio companies in PSSL	14
Largest portfolio company investment (1)	$6,055,020
Total of five largest portfolio company investments (1)	$29,764,646

(1)	At fair value.
(2)	The weighted average cost yield on income producing investments is computed based upon a combination of the cash flows to date and the contractual interest payments, principal amortization and principal due at maturity without giving effect to closing fees received, base management fees, incentive fees or general fund related expenses.

Below is a listing of PSSL’s individual investments as of June 30, 2017:

PennantPark Senior Secured Loan Fund I LLC

Schedule of Investments

June 30, 2017

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par	Cost	Fair Value (2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—571.7%
First Lien Secured Debt—571.7%
Alvogen Pharma US, Inc. (3)	04/04/2022	Healthcare and Pharmaceuticals	6.23%	L+500	3,766,541	$3,725,241	$3,700,626
API Technologies Corp.	04/22/2022	Aerospace and Defense	7.80%	L+650	4,987,406	4,937,654	4,912,595
By Light Professional IT Services, LLC	05/16/2022	High Tech Industries	8.43%	L+725	5,987,234	5,838,216	5,927,362
Country Fresh Holdings, LLC	03/31/2023	Beverage, Food and Tobacco	6.73%	L+550	4,937,500	4,863,654	4,889,647
IGM RFE1 B.V. (3),(4)	10/12/2021	Chemicals, Plastics and Rubber	8.00%	E+800	€4,968,553	5,666,884	5,666,884
Impact Sales, LLC	12/30/2021	Wholesale	8.15%	L+700	2,992,481	2,977,543	2,992,481
LSF9 Atlantis Holdings, LLC	05/01/2023	Retail	7.06%	L+600	6,000,000	6,071,161	6,055,020
Mission Critical Electronics, Inc.	09/28/2022	Capital Equipment	6.30%	L+500	4,085,733	4,060,081	4,067,531
Morphe, LLC	02/10/2023	Consumer Goods: Non-Durable	7.30%	L+600	4,937,500	4,869,692	4,863,438
One Sixty Over Ninety, LLC	03/03/2022	Media: Advertising, Printing and Publishing	10.51%	L+921	6,000,000	5,880,288	5,940,000
Snak Club, LLC	07/19/2021	Beverage, Food and Tobacco	6.00%	L+500	4,874,995	4,874,995	4,874,995
The Infosoft Group, LLC	12/02/2021	Media: Broadcasting and Subscription	6.55%	L+525	5,962,264	5,962,264	5,962,264
VIP Cinema Holdings, Inc.	03/01/2023	Consumer Goods: Durable	7.06%	L+600	4,937,500	5,008,226	4,974,531
Worley Claims Services, LLC	10/30/2020	Banking, Finance, Insurance and Real Estate	9.21%	L+800	6,000,000	5,940,231	5,880,000

Total First Lien Secured Debt						70,676,130	70,707,374

Total Investments in Non-Controlled, Affiliated Portfolio Companies						70,676,130	70,707,374

Cash and Cash Equivalents—48.9%
BlackRock Federal FD Institutional 30						6,046,864	6,046,864

Total Investments and Cash Equivalents—620.6%						$76,722,994	$76,754,238

Liabilities in Excess of Other Assets—(520.6)%							(64,385,753)
Members’ Equity—100.0%							$12,368,485

(1)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR, EURIBOR or Prime rate. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes payment-in-kind, or PIK, interest and other fee rates, if any.
(2)	Valued based on PSSL’s accounting policy.
(3)	Non-U.S. company or principal place of business outside the United States.
(4)	Par amount is denominated in Euros (€) as denoted.

Below is the financial information for PSSL:

PennantPark Senior Secured Loan Fund I LLC

Statement of Assets and Liabilities

June 30, 2017 (Unaudited)
Assets
Investments at fair value
Non-controlled, non-affiliated investments (cost—$70,676,130)	$70,707,374
Cash and cash equivalents (cost—$6,046,864)	6,046,864
Prepaid expenses and other assets	1,047,384

Total assets	77,801,622

Liabilities
Payable for investments purchased	10,541,879
PSSL Credit Facility payable	26,000,000
Subordinated debt payable	28,800,000
Accrued other expenses	91,258

Total liabilities	65,433,137

Members’ equity	12,368,485

Total liabilities and members’ equity	$77,801,622

PennantPark Senior Secured Loan Fund I LLC

Statements of Operations

(Unaudited)

For the period May 4, 2017 (inception) through June 30, 2017
Investment income:
From non-controlled, non-affiliated investments:
Interest	$93,441

Total investment income	93,441

Expenses:
Interest and expenses on PSSL Credit Facility	35,680
Interest expense on subordinated debt	50,242
Other general and administrative expenses	13,136

Total expenses	99,058

Net investment loss	(5,617)

Net unrealized gain from investments	31,244

Net increase in members’ equity resulting from operations	$25,627

Contractual Obligations

A summary of our significant contractual payment obligations at cost as of June 30, 2017, including borrowings under our Credit Facility and other contractual obligations, is as follows:

	Payments due by period (millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Credit Facility	$291.2	$—	$—	$291.2	$—
Commitment to PSSL	51.5	—	—	—	51.5
Unfunded investments (1)	42.5	—	0.7	26.5	15.3

Total contractual obligations	$385.2	$—	$0.7	$317.7	$66.8

(1)	Unfunded investments are disclosed in the Consolidated Schedule of Investments and Note 11 of our Consolidated Financial Statements.

We have entered into certain contracts under which we have material future commitments. Under our Investment Management Agreement, which was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2017, PennantPark Investment Advisers serves as our Investment Adviser. Payments under our Investment Management Agreement in each reporting period are equal to (1) a management fee equal to a percentage of the value of our gross assets and (2) an incentive fee based on our performance.

Under our Administration Agreement, which was reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in February 2017, the Administrator furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. If requested to provide managerial assistance to our portfolio companies, we or the Administrator will be paid an additional amount based on the services provided. Payment under our Administration Agreement is based upon our allocable portion of the Administrator’s overhead in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of our Chief Compliance Officer, Chief Financial Officer and their respective staffs.

If any of our contractual obligations discussed above are terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Recent Developments

On October 3, 2017, we declared a distribution of $0.095 per share payable on November 1, 2017 to stockholders of record as of October 19, 2017. Investors in this offering will not be entitled to this distribution.

Set forth below are certain preliminary estimates of our financial condition for the quarter ended September 30, 2017. These estimates are subject to the completion of our financial closing procedures and are not a comprehensive statement of our financial results for the year ended September 30, 2017. We advise you that our actual results may differ materially from these estimates as a result of the completion of our financial closing procedures, final adjustments and other developments arising between now and the time that our financial results for the year ended September 30, 2017 are finalized.

Net investment income is estimated to have totaled between $0.30 and $0.33 per share for the quarter ended September 30, 2017. This includes amounts received in a litigation settlement related to a former portfolio company of MCG of $0.07 per share net of the incentive fee payable on such amounts.

Net asset value as of September 30, 2017 is estimated to be between $14.08 and $14.11 per share.

As of September 30, 2017, we had borrowed $253.8 million under our $375 million Credit Facility.

Our and PSSL’s total investments at fair value are estimated to have increased by approximately $12 million and $29 million, respectively, during the three months ended September 30, 2017, after giving effect to purchases, sales, repayments and net change in unrealized appreciation.

The preliminary financial data included herein have been prepared by, and is the responsibility of, management. Our independent registered public accounting firm has not audited, reviewed, compiled or performed any procedures with respect to the accompanying preliminary financial data. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto.

Based on our historic activity levels and current pipeline, we anticipate an active fourth calendar quarter of origination activity.

In the near term, the Company intends to organize a series of debt investor meetings outside of the United States. A debt transaction may follow, subject to market conditions. We cannot assure you as to when a transaction will occur, if at all.

Off-Balance Sheet Arrangements

We currently engage in no off-balance sheet arrangements other than our funding requirements for the unfunded investments described above.

Distributions

In order to be treated as a RIC for federal income tax purposes and to not be subject to corporate-level tax on undistributed income or gains, we are required, under Subchapter M of the Code, to annually distribute dividends for U.S. federal income tax purposes to our stockholders out of the assets legally available for distribution of an amount generally at least equal to 90% of our investment company taxable income, determined without regard to any deduction for dividends paid.

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute dividends for U.S. federal income tax purposes to our stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of our net ordinary income (subject to certain deferrals and elections) for the calendar year, (2) 98.2% of the excess, if any, of our capital gains over our capital losses, or capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year plus (3) the sum of any net ordinary income plus capital gain net income for preceding years that was not distributed during such years and on which we did not incur any federal income tax. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we have retained and may continue to retain such net capital gains or investment company taxable income, contingent on maintaining our ability to be subject to tax as a RIC, in order to provide us with additional liquidity.

During the three and nine months ended June 30, 2017, we declared distributions of $0.285 and $0.855 per share, respectively, for total distributions of $9.3 million and $25.6 million, respectively. For the same periods in the prior year, we declared distributions of $0.285 and $0.855 per share, respectively, for total distributions of $7.6 million and $22.9 million, respectively. We monitor available net investment income to determine if a tax return of capital may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, common stockholders will be notified of the portion of those distributions deemed to be a tax return of capital. Tax characteristics of all distributions will be reported to stockholders subject to information reporting on Form 1099-DIV after the end of the calendar year and in our periodic reports filed with the SEC.

We intend to continue to make monthly distributions to our stockholders. Our monthly distributions, if any, are determined by the board of directors quarterly.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage ratio for borrowings applicable to us as a BDC under the 1940 Act and/or due to provisions in future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our ability to be subject to tax as a RIC. We cannot assure stockholders that they will receive any distributions at a particular level.

Quantitative And Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of June 30, 2017, our debt portfolio consisted of 99% variable-rate investments (including 9% where LIBOR was below the floor) and 1% fixed-rate investments. The variable-rate loans are usually based on a LIBOR rate and typically have durations of three months, after which they reset to current market interest rates. Variable-rate investments subject to a floor generally reset by reference to the current market index after one to nine months only if the index exceeds the floor. In regards to variable-rate instruments with a floor, we do not benefit from increases in interest rates until such rates exceed the floor and thereafter benefit from market rates above any such floor. In contrast, our cost of funds, to the extent it is not fixed, will fluctuate with changes in interest rates since it has no floor.

Assuming that the most recent Consolidated Statements of Assets and Liabilities was to remain constant, and no actions were taken to alter the existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates:

Change In Interest Rates	Change In Interest Income, Net Of Interest Expense (In Thousands)	Change In Interest Income, Net Of Interest Expense Per Share
Up 1%	$3,438	$0.11
Up 2%	$7,312	$0.23
Up 3%	$11,185	$0.34
Up 4%	$15,059	$0.46

Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets on the Consolidated Statements of Assets and Liabilities and other business developments that could affect net increase in net assets resulting from operations or net investment income. Accordingly, no assurances can be given that actual results would not differ materially from those shown above.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds, as well as our level of leverage. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income or net assets.

We may hedge against interest rate and foreign currency fluctuations by using standard hedging instruments such as futures, options and forward contracts or our Credit Facility subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates and foreign currencies, they may also limit our ability to participate in benefits of lower interest rates or higher exchange rates with respect to our portfolio of investments with fixed interest rates. During the periods covered by this prospectus supplement, we did not engage in interest rate hedging activities.

UNDERWRITING

We intend to offer the shares through the underwriters named in the table below. Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Keefe, Bruyette & Woods, Inc., RBC Capital Markets, LLC and SunTrust Robinson Humphrey, Inc. are acting as joint bookrunners and representatives of the several underwriters. Subject to the terms and conditions described in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase from us, the number of shares set forth opposite the underwriter’s name.

Underwriter Names	Number of Shares
Morgan Stanley & Co. LLC
Goldman Sachs & Co. LLC
J.P. Morgan Securities LLC
Keefe, Bruyette & Woods, Inc.
RBC Capital Markets, LLC
SunTrust Robinson Humphrey, Inc.

Total	6,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to certain conditions precedent, including the absence of any material adverse change in our business and the receipt of certain certificates, opinions and letters from us, our counsel and our independent registered public accounting firm. The underwriters are committed to purchase all shares included in this offering, other than those shares covered by the option to purchase additional shares described below, if they purchase any of the shares. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

Commissions and Discounts

The underwriters have advised us that they propose initially to offer the shares to the public at the public offering price on the cover page of this prospectus supplement and to certain other Financial Industry Regulatory Authority (FINRA) members at that price less a concession not in excess of $         per share. After the public offering, the public offering price, concession and discount may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus supplement.

The following table shows the per share and total underwriting discounts and commissions we will pay to the underwriters assuming both no exercise and full exercise of the underwriters’ option to purchase up to an additional 900,000 shares.

	Per Share	Without Option	With Option
Public offering price	$	$	$
Underwriting discounts and commissions (sales load) (1)	$	$	$
Proceeds to PennantPark Floating Rate Capital Ltd. (before offering expenses of $425,000)	$	$	$

(1)	PennantPark Investment Advisers has agreed to pay approximately $ million, or $ per share (or approximately $ million, or $ per share if the option to purchase additional shares is fully exercised), of the underwriting discounts and/or commissions in connection with this offering, which amount is not reflected in the above table. All other expenses of the offering, including the sales load not paid by our Investment Adviser, will be borne by us.

Option to Purchase Additional Shares

We have granted an option to the underwriters to purchase up to 900,000 additional shares at the public offering price less the underwriting discount. The underwriters may exercise this option for 30 days from the date of this prospectus supplement. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase the additional shares approximately proportionate to that underwriter’s initial purchase commitment.

No Sales of Similar Securities

We have agreed, with exceptions, not to sell or transfer any shares for 90 days after the date of this prospectus supplement without first obtaining the written consent of Morgan Stanley & Co. LLC.

Our executive officers and directors, PennantPark Investment Advisers, and Pennant Park Investment Administration have agreed, with exceptions, not to sell or transfer any common stock for 90 days after the date of this prospectus supplement without first obtaining the written consent of Morgan Stanley & Co. LLC. Specifically, we and these other individuals and entities have agreed not to directly or indirectly:

•	offer, pledge, sell or contract to sell any common stock;

•	sell any option or contract to purchase any common stock;

•	purchase any option or contract to sell any common stock;

•	grant any option, right or warrant for the sale of any common stock;

•	lend or otherwise dispose of or transfer any common stock;

•	request or demand that we file a registration statement related to the common stock; or

•	enter into any swap or other agreement that transfers, in whole or in part, the economic consequence of ownership of any common stock whether any such swap or transaction is to be settled by delivery of common stock or other securities, in cash or otherwise.

This lockup provision applies to common stock and to securities convertible into or exchangeable or exercisable for or repayable with common stock. It also applies to common stock owned now or acquired later by the person executing the agreement or for which the person executing the agreement later acquires the power of disposition.

Quotation on the NASDAQ Global Select Market

Our common stock is quoted on the NASDAQ Global Select Market under the symbol “PFLT.”

Price Stabilization and Short Positions

Until the distribution of the shares is completed, SEC rules may limit the underwriters from bidding for and purchasing our common stock. However, the underwriters may engage in transactions that stabilize the price of the common stock, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the common stock in connection with the offering (i.e., if they sell more shares than are listed on the cover of this prospectus supplement), the underwriters may reduce that short position by purchasing shares in the open market. The underwriters may also elect to reduce any short position by exercising all or part of the option to purchase additional shares as described above. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which the underwriters may purchase shares through the option to purchase additional shares. Purchases of the common stock to stabilize its price or to reduce a short position may cause the price of the common stock to be higher than it might be in the absence of such purchases.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Neither we nor any of the underwriters make any representation or prediction as to the magnitude of any effect that the transactions described above may have on the price of the common stock. In addition, neither we nor any of the underwriters make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Delivery

The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may allocate a limited number of shares for sale to their online brokerage customers.

Other Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and their affiliates have provided in the past to the Company and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to us for which they will be entitled to receive customary fees and expenses. In particular, the underwriters or their affiliates may execute transactions with or on behalf of the Company. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to us.

In the ordinary course of their various business activities, the underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other related financial instruments for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to us or any of the portfolio companies. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at the time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public.

Any such information is obtained by the underwriters and their affiliates in the ordinary course of its business and not in connection with the offering of the common stock. In addition, after the offering period for the sale of our shares, the underwriters or their affiliates may develop analyses or opinions related to PennantPark Floating Rate Capital Ltd. or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding PennantPark Floating Rate Capital Ltd. to our stockholders.

Affiliates of certain of the underwriters serve as lenders under our Credit Facility and may serve as lenders under any future credit facilities. Some of the underwriters and their affiliates were underwriters in connection with our initial public offerings and follow-on public offering for which they received customary fees. Affiliates of the underwriters may receive part of the proceeds of the offering by reason of the repayment of certain amounts outstanding under our Credit Facility.

The principal business addresses of the underwriters are: Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014; Goldman Sachs & Co. LLC, 200 West Street, New York, NY 10282; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, New York, NY 10019; RBC Capital Markets, LLC, 200 Vesey Street, New York, NY 10281; and SunTrust Robinson Humphrey, Inc., 3333 Peachtree Road, NE, Atlanta, GA 30326.

Notice to Prospective Investors in Singapore

This Prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this Prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (ii) to a relevant person pursuant to Section 275(1)), or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275, of the SFA, or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the shares are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

(a)	a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or

(b)	a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

securities (as defined in Section 239(1) of the SFA) of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the shares pursuant to an offer made under Section 275 of the SFA except:

(1)	to an institutional investor or to a relevant person defined in Section 275(2) of the SFA, or to any person arising from an offer referred to in Section 275(1A) or Section 276(4)(i)(B) of the SFA;

(2)	where no consideration is or will be given for the transfer;

(3)	where the transfer is by operation of law;

(4)	as specified in Section 276(7) of the SFA; or

(5)	as specified in Regulation 32 of the Securities and Futures (Offers of Investments) (Shares and Debentures) Regulations 2005 of Singapore.”

Notice to Prospective Investors in Hong Kong

The shares have not been offered or sold and will not be offered or sold in Hong Kong, by means of any document, other than (a) to “professional investors” as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a “prospectus” as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance. No advertisement, invitation or document relating to the notes has been or may be issued or has been or may be in the possession of any person for the purposes of issue, whether in Hong Kong or elsewhere, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” as defined in the Securities and Futures Ordinance and any rules made under that Ordinance.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus supplement will be passed upon for PennantPark Floating Rate Capital Ltd. by Dechert LLP, Washington, D.C., and Venable LLP, Baltimore, Maryland. Dechert LLP has from time to time represented the underwriters, PennantPark Floating Rate Capital Ltd. and the Investment Adviser on unrelated matters. Certain legal matters in connection with the offering will be passed upon for the underwriters by Freshfields Bruckhaus Deringer US LLP.

INDEX TO FINANCIAL STATEMENTS

Interim Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

PennantPark Floating Rate Capital Ltd. and its Subsidiaries

We have reviewed the accompanying consolidated statements of assets and liabilities of PennantPark Floating Rate Capital Ltd. and its Subsidiaries (collectively referred to as the “Company”), including the consolidated schedule of investments as of June 30, 2017, the related consolidated statements of operations for the three and nine months ended June 30, 2017 and 2016, and the related consolidated statements of changes in net assets and cash flows for the nine month periods ended June 30, 2017 and 2016. These consolidated financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying consolidated financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the consolidated statement of assets and liabilities of the Company, including the consolidated schedule of investments, as of September 30, 2016, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended (not presented herein); and in our report dated November 22, 2016, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated statements of assets and liabilities as of September 30, 2016, is fairly stated, in all material respects, in relation to the consolidated statement of assets and liabilities from which it has been derived.

/s/ RSM US LLP

New York, New York

August 8, 2017

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	June 30, 2017 (unaudited)	September 30, 2016
Assets
Investments at fair value
Non-controlled, non-affiliated investments (cost—$661,580,331 and $597,910,267, respectively)	$662,907,256	$598,887,525
Controlled, affiliated investments (cost—$36,000,000 and $0, respectively)	36,022,425	—

Total of investments (cost—$697,580,331 and $597,910,267, respectively)	698,929,681	598,887,525
Cash and cash equivalents (cost—$48,866,893 and $28,903,359, respectively)	48,951,746	28,910,973
Interest receivable	3,169,817	2,480,406
Receivable for investments sold	24,940,277	—
Prepaid expenses and other assets	1,262,233	1,141,191

Total assets	777,253,754	631,420,095

Liabilities
Distributions payable	3,085,607	2,539,357
Payable for investments purchased	18,421,879	14,935,970
Credit Facility payable (cost—$291,209,500 and $232,907,500, respectively) (See Notes 5 and 9)	293,663,760	232,389,498
Interest payable on Credit Facility	851,952	531,926
Base management fee payable (See Note 3)	1,790,695	1,458,625
Performance-based incentive fee payable (See Note 3)	3,036,941	3,454,914
Accrued other expenses	91,202	202,977

Total liabilities	320,942,036	255,513,267

Commitments and contingencies (See Note 10)
Net assets
Common stock, 32,480,074 and 26,730,074 shares issued and outstanding, respectively Par value $0.001 per share and 100,000,000 shares authorized	32,480	26,730
Paid-in capital in excess of par value	451,705,066	371,194,366
Undistributed net investment income	2,009,837	4,559,646
Accumulated net realized gain (loss) on investments	3,584,392	(1,376,788)
Net unrealized appreciation on investments	1,434,203	984,872
Net unrealized (appreciation) depreciation on Credit Facility	(2,454,260)	518,002

Total net assets	$456,311,718	$375,906,828

Total liabilities and net assets	$777,253,754	$631,420,095

Net asset value per share	$14.05	$14.06

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2017	2016	2017	2016
Investment income:
From non-controlled, non-affiliated investments:
Interest	$14,695,276	$10,555,165	$39,564,205	$28,794,610
Other income	451,597	226,431	1,434,834	2,005,698
From controlled, affiliated investments:
Interest	43,962	21,429	43,962	105,502

Total investment income	15,190,835	10,803,025	41,043,001	30,905,810

Expenses:
Base management fee (See Note 3)	1,790,695	1,297,595	5,117,839	3,556,451
Performance-based incentive fee (See Note 3)	1,444,896	497,716	3,367,931	1,336,660
Interest and expenses on the Credit Facility (See Note 9)	2,398,520	1,276,288	6,197,592	3,338,863
Administrative services expenses (See Note 3)	561,250	200,000	1,683,750	600,000
Other general and administrative expenses	607,499	701,555	1,322,499	1,985,568

Expenses before provision for taxes and amendment costs	6,802,860	3,973,154	17,689,611	10,817,542
Provision for taxes	90,000	—	205,000	—
Credit Facility amendment costs (See Notes 5 and 9)	112,736	—	112,736	907,722

Total expenses	7,005,596	3,973,154	18,007,347	11,725,264

Net investment income	8,185,239	6,829,871	23,035,654	19,180,546

Realized and unrealized gain (loss) on investments and Credit Facility:
Net realized gain (loss) on investments	2,451,169	189,623	4,961,180	(1,974,097)
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	625,872	6,082,410	426,906	(136,573)
Controlled, affiliated investments	22,425	—	22,425	—
Credit Facility (appreciation) depreciation (See Note 5 and 9)	(1,942,856)	317,438	(2,972,262)	532,521

Net change in unrealized (depreciation) appreciation on investments and Credit Facility	(1,294,559)	6,399,848	(2,522,931)	395,948

Net realized and unrealized gain (loss) from investments and Credit Facility	1,156,610	6,589,471	2,438,249	(1,578,149)

Net increase in net assets resulting from operations	$9,341,849	$13,419,342	$25,473,903	$17,602,397

Net increase in net assets resulting from operations per common share (See Note 6)	$0.29	$0.50	$0.86	$0.66

Net investment income per common share	$0.25	$0.26	$0.78	$0.72

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	Nine Months Ended June 30,
	2017	2016
Net increase in net assets from operations:
Net investment income	$23,035,654	$19,180,546
Net realized gain (loss) on investments	4,961,180	(1,974,097)
Net change in unrealized appreciation (depreciation) on investments	449,331	(136,573)
Net change in unrealized (appreciation) depreciation on Credit Facility	(2,972,262)	532,521

Net increase in net assets resulting from operations	25,473,903	17,602,397

Distributions to stockholders	(25,585,463)	(22,854,213)

Capital transactions
Public offering (See Note 1)	80,986,450	—
Offering costs	(470,000)	—

Net increase in net assets resulting from capital transactions	80,516,450	—

Net increase (decrease) in net assets	80,404,890	(5,251,816)

Net assets:
Beginning of period	375,906,828	372,890,449

End of period	$456,311,718	$367,638,633

Undistributed net investment income, end of period	$2,009,837	$3,317,806

Capital share activity:
Shares issued from public offering	5,750,000	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended June 30,
	2017	2016
Cash flows from operating activities:
Net increase in net assets resulting from operations	$25,473,903	$17,602,397
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized (appreciation) depreciation on investments	(449,331)	136,573
Net change in unrealized appreciation (depreciation) on Credit Facility	2,972,262	(532,521)
Net realized (gain) loss on investments	(4,961,180)	1,974,097
Net accretion of discount and amortization of premium	(1,375,901)	(1,263,787)
Purchases of investments	(407,800,909)	(257,653,704)
Payment-in-kind interest	(389,796)	(92,262)
Proceeds from dispositions of investments	314,807,488	97,092,286
Increase in interest receivable	(689,411)	(1,242,098)
Increase in receivable for investments sold	(24,940,277)	—
Increase in prepaid expenses and other assets	(121,042)	(272,729)
Increase in payable for investments purchased	3,485,909	466,411
Increase in interest payable on Credit Facility	320,026	224,266
Increase in base management fee payable	332,070	341,481
(Decrease) increase in performance-based incentive fee payable	(417,973)	494,780
Decrease in accrued other expenses	(111,775)	(485,995)

Net cash used in operating activities	(93,865,937)	(143,210,805)

Cash flows from financing activities:
Public offering	80,986,450	—
Offering costs	(470,000)	—
Distributions paid to stockholders	(25,039,213)	(22,854,213)
Borrowings under Credit Facility (See Notes 5 and 9)	259,802,000	196,807,500
Repayments under Credit Facility (See Notes 5 and 9)	(201,500,000)	(35,500,000)

Net cash provided by financing activities	113,779,237	138,453,287

Net increase (decrease) in cash equivalents	19,913,300	(4,757,518)
Effect of exchange rate changes on cash	127,473	119,406
Cash and cash equivalents, beginning of period	28,910,973	21,428,514

Cash and cash equivalents, end of period	$48,951,746	$16,790,402

Supplemental disclosure of cash flow information:
Interest paid	$5,990,302	$3,114,597

Taxes paid	$256,575	$308,795

Non-cash exchanges and conversions	$35,659,395	$4,547,934

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

JUNE 30, 2017

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—145.3% (3), (4)
First Lien Secured Debt—134.4%
Advanced Cable Communications, LLC	08/09/2021	Telecommunications	7.05%	L+575	14,406,250	$14,197,102	$14,406,250
Advanced Cable Communications, LLC (8), (9)	08/09/2021	Telecommunications	—	—	2,000,000	—	—
Alera Group Holdings, Inc.	12/30/2022	Banking, Finance, Insurance and Real Estate	6.56%	L+550	9,024,755	8,943,194	9,024,755
Alera Group Holdings, Inc. (Revolver) (8)	12/30/2021	Banking, Finance, Insurance and Real Estate	6.58%	L+550	287,190	287,190	287,190
Alera Group Holdings, Inc. (Revolver) (8), (9)	12/30/2021	Banking, Finance, Insurance and Real Estate	—	—	1,484,772	—	—
Alera Group Holdings, Inc. (8), (9)	12/30/2022	Banking, Finance, Insurance and Real Estate	—	—	3,159,000	—	—
American Auto Auction Group, LLC	11/30/2021	Transportation: Consumer	6.31%	L+525	10,972,500	10,825,676	10,807,912
American Gilsonite Company (8)	12/31/2021	Metals and Mining	15.00%	—	131,472	127,767	138,046
			(PIK 5.00%)
American Scaffold	03/31/2022	Aerospace and Defense	7.80%	L+650	4,812,500	4,750,646	4,764,375
American Teleconferencing Services, Ltd.	12/08/2021	Telecommunications	7.72%	L+650	6,727,462	6,538,725	6,689,654
AMF Bowling Centers, Inc.	09/19/2023	Retail	8.25%	P+400	14,887,500	14,752,431	14,906,109
Anesthesia Consulting & Management, LP	10/31/2022	Healthcare and Pharmaceuticals	6.55%	L+500	3,980,000	3,943,523	3,940,200
Anesthesia Consulting & Management, LP (8), (9)	10/31/2022	Healthcare and Pharmaceuticals	—	—	1,000,000	—	—
API Technologies Corp.	04/22/2022	Aerospace and Defense	7.80%	L+650	4,912,594	4,830,790	4,838,906
BEI Precision Systems & Space Company, Inc.	04/28/2023	Aerospace and Defense	8.75%	P+450	12,000,000	11,880,199	11,880,000
Broder Bros., Co., Tranche A	06/03/2021	Consumer Goods: Non-Durable	7.05%	L+575	2,254,494	2,220,630	2,260,130
Broder Bros., Co., Tranche B	06/03/2021	Consumer Goods: Non-Durable	13.55%	L+1,225	2,336,329	2,299,729	2,342,170
By Light Professional IT Services, LLC	05/16/2022	High Tech Industries	8.43%	L+725	15,697,300	15,312,666	15,540,326
By Light Professional IT Services, LLC (Revolver) (8), (9)	05/16/2022	High Tech Industries	—	—	2,311,784	—	—
Camin Cargo Control, Inc.	06/30/2021	Transportation: Cargo	6.05%	L+475	2,450,000	2,432,577	2,352,000
Canyon Valor Companies, Inc.	06/16/2023	Media: Broadcasting and Subscription	7.23%	L+600	7,425,005	7,163,802	7,459,828
Cardenas Markets LLC	11/29/2023	Beverage, Food and Tobacco	7.05%	L+575	11,442,500	11,381,737	11,399,591
CD&R TZ Purchaser, Inc.	07/21/2023	Consumer Goods: Durable	7.30%	L+600	12,406,250	12,116,179	12,406,250
Charming Charlie LLC	12/24/2019	Retail	9.29%	L+800	3,948,750	3,919,170	3,356,438
Chicken Soup for the Soul Publishing, LLC	01/08/2019	Media: Advertising, Printing and Publishing	7.50%	L+625	4,614,286	4,595,942	4,498,929
Clarus Glassboards LLC	03/16/2023	Construction and Building	6.48%	L+525	5,735,000	5,679,513	5,706,325
Corfin Industries LLC	11/25/2020	Aerospace and Defense	10.80%	L+975	6,024,894	5,936,004	5,949,583
Corfin Industries LLC (Revolver) (8), (9)	11/25/2020	Aerospace and Defense	—	—	518,033	—	—
Country Fresh Holdings, LLC	03/31/2023	Beverage, Food and Tobacco	6.73%	L+550	15,128,500	14,922,941	14,981,879
DBI Holding, LLC	08/02/2021	Business Services	6.48%	L+525	9,925,050	9,837,782	9,925,050
DCS Business Services, Inc.	06/19/2018	Business Services	11.75%	L+1,025	1,666,810	1,659,754	1,550,133
			(PIK 3.00%)
Digital Room LLC	11/21/2022	Media: Advertising, Printing and Publishing	7.23%	L+600	6,825,000	6,699,323	6,756,750
DISA Global Solutions, Inc.	12/09/2020	Business Services	5.40%	L+450	4,744,586	4,715,661	4,720,863
Douglas Products and Packaging Company LLC	06/30/2020	Chemicals, Plastics and Rubber	6.05%	L+475	4,373,643	4,352,789	4,373,643
Driven Performance Brands, Inc. (8)	09/10/2020	Consumer Goods: Durable	5.88%	L+475	7,849,271	7,821,185	7,849,271
Driven Performance Brands, Inc. (Revolver) (8), (9)	09/10/2020	Consumer Goods: Durable	—	—	1,000,000	—	—
East Valley Tourist Development Authority	03/07/2022	Hotel, Gaming and Leisure	9.30%	L+800	16,957,500	16,728,634	16,787,925
Education Networks of America, Inc.	05/06/2021	Telecommunications	8.30%	L+700	7,657,615	7,625,631	7,619,327
Education Networks of America, Inc. (Revolver) (8), (9)	05/06/2021	Telecommunications	—	—	1,304,348	—	—
Efficient Collaborative Retail Marketing Company, LLC	06/15/2022	Media: Diversified and Production	8.05%	L+675	10,548,335	10,457,509	10,548,335
Hollander Sleep Products, LLC	06/09/2023	Consumer Goods: Non-Durable	9.10%	L+800	12,500,000	12,251,111	12,250,000
Hunter Defense Technologies, Inc. (8)	08/05/2019	Aerospace and Defense	7.16%	L+600	5,862,500	5,841,452	5,386,172
Icynene U.S. Acquisition Corp. (6), (10)	11/04/2020	Construction and Building	7.42%	L+625	5,936,032	5,863,862	5,757,950
iEnergizer Limited and Aptara, Inc. (6), (10)	05/01/2019	Business Services	7.25%	L+600	7,387,547	7,345,801	7,313,672
IGM RFE1 B.V. (6), (10), (11)	10/12/2021	Chemicals, Plastics and Rubber	8.00%	E+800	€12,204,689	12,685,554	13,920,058

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

JUNE 30, 2017

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares		Cost	Fair Value (2)
Impact Sales, LLC	12/30/2021	Wholesale	8.30%	L+700		8,715,605	$8,715,605	$8,715,605
Impact Sales, LLC (8), (9)	12/30/2021	Wholesale	—	—		3,234,375	—	—
Innova Medical Ophthalmics Inc. (6), (10)	04/13/2022	Capital Equipment	8.05%	L+675		3,382,120	3,334,543	3,399,031
Innova Medical Ophthalmics Inc. (Revolver) (6), (8), (9), (10)	04/13/2022	Capital Equipment	—	—		530,973	—	2,650
Instant Web, LLC, Term Loan A	03/28/2019	Media: Advertising, Printing and Publishing	5.80%	L+450		7,600,388	7,444,676	7,600,388
Instant Web, LLC, Term Loan B	03/28/2019	Media: Advertising, Printing and Publishing	12.30%	L+1,100		4,500,000	4,471,686	4,500,000
Interior Specialists, Inc.	06/30/2020	Construction and Building	9.06%	L+800		6,559,758	6,516,680	6,559,758
Inventus Power, Inc.	04/30/2020	Consumer Goods: Durable	7.73%	L+650		4,726,503	4,699,752	4,679,238
Jackson Hewitt Inc.	07/30/2020	Consumer Services	8.17%	L+700		4,800,000	4,736,178	4,560,000
K2 Pure Solutions NoCal, L.P. (8)	02/19/2021	Chemicals, Plastics and Rubber	10.23%	L+900		4,002,471	3,934,642	3,957,552
KHC Holdings, Inc.	10/31/2022	Wholesale	7.30%	L+600		12,148,038	11,976,629	12,148,038
KHC Holdings, Inc. (Revolver) (8), (9)	10/30/2020	Wholesale	—	—		1,209,677	—	—
Lago Resort & Casino, LLC	03/07/2022	Hotel, Gaming and Leisure	10.80%	L+950		10,200,000	10,029,464	10,187,250
LifeCare Holdings LLC (8)	11/30/2018	Healthcare and Pharmaceuticals	6.55%	L+525		4,954,937	4,931,269	3,947,449
Lombart Brothers, Inc.	04/13/2022	Capital Equipment	8.05%	L+675		6,260,513	6,182,470	6,291,817
Lombart Brothers, Inc. (Revolver) (8), (9)	04/13/2022	Capital Equipment	—	—		1,238,938	—	6,195
Long’s Drugs Incorporated	08/19/2021	Healthcare and Pharmaceuticals	6.37%	L+525		4,238,073	4,203,102	4,195,692
LSF9 Atlantis Holdings, LLC	05/01/2023	Retail	7.06%	L+600		14,000,000	13,861,925	14,128,380
Marketplace Events LLC	01/27/2021	Media: Diversified and Production	6.55%	L+525		3,385,888	3,341,710	3,385,888
Marketplace Events LLC (11)	01/27/2021	Media: Diversified and Production	6.25%	P+275	C$	17,114,109	12,001,661	13,177,881
Marketplace Events LLC (Revolver) (8)	01/27/2021	Media: Diversified and Production	7.00%	P+275		1,481,752	1,481,752	1,481,752
Marketplace Events LLC (Revolver) (8), (9)	01/27/2021	Media: Diversified and Production	—	—		221,411	—	—
Mission Critical Electronics, Inc. (Revolver) (8), (9)	09/28/2021	Capital Equipment	—	—		883,392	—	(3,936)
Montreign Operating Company, LLC	01/24/2023	Hotel, Gaming and Leisure	9.48%	L+825		26,294,872	26,749,402	26,524,952
Morphe, LLC	02/10/2023	Consumer Goods: Non-Durable	7.30%	L+600		14,812,500	14,409,755	14,590,313
New Trident HoldCorp, Inc.	07/31/2019	Healthcare and Pharmaceuticals	7.05%	L+575		8,742,647	8,708,704	7,186,456
One Sixty Over Ninety, LLC	03/03/2022	Media: Advertising, Printing and Publishing	10.51%	L+921		2,750,000	2,697,575	2,722,500
Pathway Partners Vet Management Company LLC (8)	08/19/2022	Healthcare and Pharmaceuticals	6.23%	L+500		9,950,148	9,894,285	9,950,148
Pathway Partners Vet Management Company LLC (8), (9)	08/19/2022	Healthcare and Pharmaceuticals	—	—		10,000,000	—	—
Profile Products LLC	01/31/2023	Environmental Industries	6.30%	L+500		10,201,600	10,109,359	10,201,600
Profile Products LLC (8), (9)	01/31/2019	Environmental Industries	—	—		573,770	—	—
Profile Products LLC (Revolver) (8), (9)	01/31/2022	Environmental Industries	—	—		2,459,016	—	—
PT Network, LLC	11/30/2021	Healthcare and Pharmaceuticals	7.70%	L+650		8,469,900	8,399,989	8,469,900
PT Network, LLC (8), (9)	11/30/2021	Healthcare and Pharmaceuticals	—	—		2,291,100	—	—
Quick Weight Loss Centers, LLC	08/23/2021	Beverage, Food and Tobacco	6.00%	L+475		9,625,000	9,502,761	9,625,000
Robertshaw US Holding Corp.	06/18/2019	Consumer Goods: Durable	8.50%	L+700		4,168,389	4,154,540	4,164,366
Ryan, LLC	08/07/2020	Business Services	6.98%	L+575		3,727,698	3,689,176	3,697,429
Salient CRGT Inc.	02/28/2022	High Tech Industries	6.98%	L+575		19,875,000	19,496,722	19,725,938
Snak Club, LLC (Revolver) (8)	07/19/2021	Beverage, Food and Tobacco	6.05%	L+500		416,667	416,667	416,667
Snak Club, LLC (Revolver) (8), (9)	07/19/2021	Beverage, Food and Tobacco	—	—		83,333	—	—
Softvision, LLC	05/21/2021	High Tech Industries	6.73%	L+550		8,997,271	8,922,904	8,997,271
Sundial Group Holdings LLC	10/19/2021	Consumer Goods: Non-Durable	7.49%	L+625		7,031,250	6,936,112	7,101,563
Survey Sampling International, LLC	12/16/2020	Business Services	6.30%	L+500		5,394,946	5,369,066	5,381,459
TeleGuam Holdings, LLC	07/25/2023	Telecommunications	6.00%	L+500		8,000,000	7,880,000	7,940,000
Tensar Corporation	07/09/2021	Construction and Building	6.05%	L+475		4,631,234	4,601,977	4,312,837
The Infosoft Group, LLC	12/02/2021	Media: Broadcasting and Subscription	6.55%	L+525		8,850,236	8,770,433	8,850,236
The Original Cakerie, Co. (6), (10)	07/20/2021	Consumer Goods: Non-Durable	6.67%	L+550		3,069,103	3,043,425	3,069,103
The Original Cakerie Ltd. (6), (10)	07/20/2021	Consumer Goods: Non-Durable	6.17%	L+500		5,941,107	5,891,550	5,941,107
The Original Cakerie Ltd. (Revolver) (6), (8), (9), (10)	07/20/2021	Consumer Goods: Non-Durable	—	—		1,418,484	—	—
Triad Manufacturing, Inc.	12/28/2020	Capital Equipment	12.48%	L+1,125		9,049,123	8,912,584	9,049,123
UniTek Global Services, Inc. (8)	01/14/2019	Telecommunications	9.80%	L+850		42,602	42,602	42,602
			(PIK 1.00%)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

JUNE 30, 2017

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
UniTek Global Services, Inc. (8)	01/14/2019	Telecommunications	9.80%	L+850	599,702	$573,809	$611,696
UniTek Global Services, Inc. (8), (9)	01/14/2019	Telecommunications	—	—	151,090	—	—
US Med Acquisition, Inc. (8)	08/13/2021	Healthcare and Pharmaceuticals	10.30%	L+900	3,066,406	3,066,406	3,005,078
Veterinary Specialists of North America, LLC	07/15/2021	Healthcare and Pharmaceuticals	6.42%	L+525	11,403,377	11,301,289	11,403,377
Veterinary Specialists of North America, LLC (8), (9)	07/15/2021	Healthcare and Pharmaceuticals	—	—	2,660,000	—	—
Veterinary Specialists of North America, LLC (Revolver) (8), (9)	07/15/2021	Healthcare and Pharmaceuticals	—	—	880,000	—	—
VIP Cinema Holdings, Inc.	03/01/2023	Consumer Goods: Durable	7.30%	L+600	7,406,250	7,370,068	7,461,797
Vistage Worldwide, Inc.	08/19/2021	Media: Broadcasting and Subscription	6.73%	L+550	5,083,203	5,045,420	5,095,911
Winchester Electronics Corporation	06/30/2022	Capital Equipment	7.80%	L+650	7,715,141	7,653,253	7,753,717
Winchester Electronics Corporation (8), (9)	06/30/2022	Capital Equipment	—	—	708,333	—	3,542
Worley Claims Services, LLC	10/30/2020	Banking, Finance, Insurance and Real Estate	9.21%	L+800	2,408,884	2,388,846	2,360,706

Total First Lien Secured Debt						610,806,604	613,273,017

Second Lien Secured Debt—7.1%
Douglas Products and Packaging Company LLC	12/31/2020	Chemicals, Plastics and Rubber	11.80%	L+1,050	2,000,000	1,975,346	2,020,000
Howard Berger Co. LLC	09/30/2020	Wholesale	11.30%	L+1,000	11,300,000	10,887,629	10,735,000
			(PIK 5.25%)
MailSouth, Inc.	10/22/2021	Media: Advertising, Printing and Publishing	11.65%	L+1,050	3,775,000	3,712,030	3,812,750
Novitex Acquisition, LLC	07/07/2021	Business Services	12.32%	L+1,100	11,900,000	11,776,681	11,662,000
Sunshine Oilsands Ltd. (5), (6), (8), (10)	08/01/2017	Energy: Oil and Gas	— (7)	—	2,812,500	2,790,249	1,518,750
Veritext Corp.	01/30/2023	Business Services	10.30%	L+900	2,690,625	2,621,313	2,636,813

Total Second Lien Secured Debt						33,763,248	32,385,313

Subordinated Debt/Corporate Notes—1.6% (8)
American Gilsonite Company (5)	12/31/2021	Metals and Mining	17.00%	—	370,370	370,370	379,630
			(PIK 17.00%)
Credit Infonet, Inc.	10/26/2020	High Tech Industries	13.00%	—	2,087,079	2,047,329	2,070,964
			(PIK 0.75%)
Sonny’s Enterprises, LLC	06/01/2023	Capital Equipment	11.00%	—	4,750,000	4,658,907	4,750,000
UniTek Global Services, Inc.	07/15/2019	Telecommunications	15.00%	—	164,293	164,293	167,579
			(PIK 15.00%)

Total Subordinated Debt/Corporate Notes						7,240,899	7,368,173

Preferred Equity—0.4% (7), (8)
UniTek Global Services, Inc.—Senior Preferred Equity	—	Telecommunications	18.00%	—	448,851	448,851	450,939
UniTek Global Services, Inc.	—	Telecommunications	13.50%	—	1,047,317	670,283	1,459,060

Total Preferred Equity						1,119,134	1,909,999

Common Equity/Warrants—1.8% (7), (8)
Affinion Group Holdings, Inc.	—	Consumer Goods: Durable	—	—	99,029	3,514,572	2,341,398
Affinion Group Holdings, Inc., Series C and Series D	—	Consumer Goods: Durable	—	—	4,298	1,186,649	8,203
American Gilsonite Company	—	Metals and Mining	—	—	1,000	215,182	317,062
By Light Investco LP	—	High Tech Industries	—	—	21,908	2,190,771	2,190,771
By Light Investco LP (9)	—	High Tech Industries	—	—	5,592	—	—
Corfin InvestCo, L.P.	—	Aerospace and Defense	—	—	3,000	300,000	318,665
Corfin InvestCo, L.P. (9)	—	Aerospace and Defense	—	—	3,000	—	—
Faraday Holdings, LLC (Interior Specialists, Inc.)	—	Construction and Building	—	—	1,141	58,044	191,667
Gauge InfosoftCoInvest, LLC (The Infosoft Group, LLC)	—	Media: Broadcasting and Subscription	—	—	500	500,000	613,596
Patriot National, Inc.	—	Banking, Finance, Insurance and Real Estate	—	—	11,867	27,995	25,158
TPC Broadband Investors, LP (Advanced Cable Communications, LLC) (12)	—	Telecommunications	—	—	657,233	657,233	657,233

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

JUNE 30, 2017

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
TPC Broadband Investors, LP (Advanced Cable Communications, LLC) (9), (12)	—	Telecommunications	—	—	342,767	$—	$—
UniTek Global Services, Inc.	—	Telecommunications	—	—	213,739	—	1,307,001
UniTek Global Services, Inc. (Warrants)	—	Telecommunications	—	—	23,889	—	—

Total Common Equity/Warrants						8,650,446	7,970,754

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						661,580,331	662,907,256

Investments in Controlled, Affiliated Portfolio Companies—7.9% (1), (2), (3)
Subordinated Debt/Corporate Notes—5.5%
PennantPark Senior Secured Loan Fund I LLC (8), (10)	05/06/2024	Financial Services	6.28%	L+500	25,200,000	25,200,000	25,200,000

Equity Interests—2.4% (7), (8)
PennantPark Senior Secured Loan Fund I LLC (10)	—	Financial Services	—	—	10,800	10,800,000	10,822,425

Total Investments in Controlled, Affiliated Portfolio Companies						36,000,000	36,022,425

Total Investments—153.2%						697,580,331	698,929,681

Cash and Cash Equivalents—10.7%
BlackRock Federal FD Institutional 30						46,554,984	46,554,984
BNY Mellon Cash						2,311,909	2,396,762

Total Cash and Cash Equivalents						48,866,893	48,951,746

Total Investments and Cash Equivalents—163.9%						$746,447,224	$747,881,427

Liabilities in Excess of Other Assets—(63.9)%							(291,569,709)
Net Assets—100.0%							$456,311,718

(1)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” the Euro Interbank Offered Rate, or EURIBOR or “E,” or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes payment-in-kind, or PIK, interest and other fee rates, if any.
(2)	Valued based on our accounting policy (See Note 2).
(3)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(4)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, or the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-U.S. company or principal place of business outside the United States.
(7)	Non-income producing securities.
(8)	The securities, or a portion thereof, are not pledged as collateral under the Credit Facility. All other securities are pledged as collateral under the Credit Facility and held through Funding I.
(9)	Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(10)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets. As of June 30, 2017, qualifying assets represent 90% of our total assets and non-qualifying assets represent 10% of our total assets.
(11)	Par amount is denominated in Canadian Dollars (C$) or in Euros (€) as denoted.
(12)	Investment is held through our Taxable Subsidiary (See Note 1).

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—159.3% (3), (4)
First Lien Secured Debt—145.9%
Advanced Cable Communications, LLC	08/09/2021	Telecommunications	6.75%	L+575	12,500,000	$12,255,990	$12,250,000
Advanced Cable Communications, LLC (10)	08/09/2021	Telecommunications	—	—	4,000,000	—	(80,000)
ALG USA Holdings, LLC	02/28/2019	Hotel, Gaming and Leisure	7.00%	L+575	12,064,454	12,037,105	12,064,454
Alvogen Pharma US, Inc. (6), (11)	04/04/2022	Healthcare and Pharmaceuticals	6.00%	L+500	3,943,925	3,925,777	3,946,410
American Bath Group, LLC	10/02/2023	Consumer Goods: Durable	6.75%	L+575	3,000,000	2,970,000	2,992,500
American Scaffold	03/31/2022	Aerospace and Defense	7.50%	L+650	4,937,500	4,866,801	4,888,125
AMF Bowling Centers, Inc.	09/19/2023	Retail	6.00%	L+500	15,000,000	14,850,608	14,931,300
AP Gaming I, LLC	12/21/2020	Hotel, Gaming and Leisure	9.25%	L+825	6,534,878	6,462,308	6,220,419
API Technologies Corp.	04/22/2022	Aerospace and Defense	7.50%	L+650	9,975,000	9,787,810	9,825,375
Azure Midstream Energy LLC	11/15/2018	Energy: Oil and Gas	7.50%	L+650	5,125,684	5,042,414	4,228,689
Blue Bird Body Company	06/29/2020	Automotive	6.50%	L+550	3,498,670	3,462,806	3,498,670
Broder Bros., Co., Tranche A	06/03/2021	Consumer Goods: Non-Durable	7.00%	L+575	2,440,000	2,397,229	2,422,820
Broder Bros., Co., Tranche B	06/03/2021	Consumer Goods: Non-Durable	13.50%	L+1,225	2,460,000	2,415,653	2,442,679
Camin Cargo Control, Inc.	06/30/2021	Transportation: Cargo	5.75%	L+475	2,468,750	2,448,157	2,370,000
CareCentrix, Inc.	07/08/2021	Healthcare and Pharmaceuticals	6.00%	L+500	4,950,000	4,847,215	4,863,375
CBAC Borrower, LLC (8)	07/02/2020	Hotel, Gaming and Leisure	8.25%	L+700	4,962,500	4,930,912	4,850,844
CD&R TZ Purchaser, Inc.	07/21/2023	Consumer Goods: Durable	7.00%	L+600	12,500,000	12,179,928	12,343,750
Charming Charlie LLC	12/24/2019	Retail	9.00%	L+800	4,098,750	4,061,551	3,750,357
Chicken Soup for the Soul Publishing, LLC	01/08/2019	Media: Advertising, Printing and Publishing	7.50%	L+625	4,828,571	4,801,254	4,732,000
Corfin Industries LLC	11/25/2020	Aerospace and Defense	10.75%	L+975	6,272,600	6,163,749	6,272,600
Corfin Industries LLC (Revolver) (10)	11/25/2020	Aerospace and Defense	—	—	518,033	—	—
CRGT Inc.	12/21/2020	High Tech Industries	7.50%	L+650	10,531,671	10,451,145	10,505,342
Curo Health Services Holdings, Inc.	02/07/2022	Healthcare and Pharmaceuticals	6.50%	L+550	1,970,000	1,953,997	1,970,000
DBI Holding LLC	08/02/2021	Business Services	6.25%	L+525	10,000,000	9,900,163	9,900,000
DCS Business Services, Inc.	03/19/2018	Business Services	8.75%	L+725	2,237,139	2,225,615	2,237,139
DISA Global Solutions, Inc.	12/09/2020	Business Services	5.50%	L+450	4,925,000	4,889,096	4,875,750
Douglas Products and Packaging Company LLC	06/30/2020	Chemicals, Plastics and Rubber	5.75%	L+475	4,687,500	4,659,016	4,687,500
Driven Performance Brands, Inc. (8)	09/10/2020	Consumer Goods: Durable	5.75%	L+475	8,550,000	8,513,835	8,507,250
Driven Performance Brands, Inc. (Revolver) (8), (10)	09/10/2020	Consumer Goods: Durable	—	—	1,000,000	—	—
Education Networks of America, Inc.	05/06/2021	Telecommunications	8.00%	L+700	8,641,304	8,599,431	8,598,098
Education Networks of America, Inc. (Revolver)	05/06/2021	Telecommunications	8.00%	L+700	434,783	434,783	434,783
Education Networks of America, Inc. (Revolver) (10)	05/06/2021	Telecommunications	—	—	869,565	—	—
Efficient Collaborative Retail Marketing Company, LLC	06/15/2022	Media: Diversified and Production	7.75%	L+675	10,972,500	10,864,398	10,972,500
Emerging Markets Communications, LLC	07/01/2021	Telecommunications	6.75%	L+575	4,937,500	4,875,844	4,702,969
FHC Health Systems, Inc.	12/23/2021	Healthcare and Pharmaceuticals	5.00%	L+400	4,925,000	4,884,041	4,798,821
GlobalLogic Holdings, Inc.	05/31/2019	High Tech Industries	6.25%	L+525	3,890,000	3,867,640	3,880,275
Greenway Health, LLC	11/04/2020	High Tech Industries	6.00%	L+500	6,807,500	6,765,938	6,620,294
GTCR Valor Companies, Inc.	06/16/2023	Media: Broadcasting and Subscription	7.00%	L+600	7,481,250	7,191,975	7,116,539
Harbortouch Payments, LLC	05/31/2022	Banking, Finance, Insurance and Real Estate	7.00%	L+600	6,956,250	6,889,369	7,025,812
Highline Aftermarket Acquisition, LLC (f/k/a DYK Prime Acquisition, LLC)	04/01/2022	Wholesale	5.75%	L+475	7,312,500	7,244,146	7,275,937
Hollander Sleep Products, LLC	10/21/2020	Consumer Goods: Non-Durable	9.00%	L+800	1,165,886	1,153,016	1,142,569
Hostway Corporation	12/13/2019	High Tech Industries	6.00%	L+475	2,624,730	2,610,592	2,183,890
Hunter Defense Technologies, Inc. (8)	08/05/2019	Aerospace and Defense	7.00%	L+600	6,256,250	6,218,559	5,505,500
Icynene U.S. Acquisition Corp. (6), (11)	11/04/2020	Construction and Building	7.25%	L+625	6,225,820	6,133,990	6,225,820
Idera, Inc.	04/09/2021	High Tech Industries	6.50%	L+550	7,942,494	7,293,179	7,684,363
iEnergizer Limited and Aptara, Inc. (6), (11)	05/01/2019	Business Services	7.25%	L+600	8,676,097	8,614,521	8,242,292
Imagine! Print Solutions, LLC	03/30/2022	Media: Advertising, Printing and Publishing	7.00%	L+600	5,974,987	5,914,562	6,027,269
Instant Web, LLC, Term Loan A	03/28/2019	Media: Advertising, Printing and Publishing	5.50%	L+450	5,277,938	5,235,239	5,277,938

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2016

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)		Par / Shares		Cost	Fair Value (2)
Instant Web, LLC, Term Loan B	03/28/2019	Media: Advertising, Printing and Publishing	12.00%	L+1,100			4,500,000	$4,460,571	$4,500,000
Interior Specialists, Inc.	06/30/2020	Construction and Building	9.00%	L+800			6,662,719	6,609,864	6,662,719
Inventus Power, Inc. (f/k/a ICC-Nexergy, Inc.)	04/30/2020	Consumer Goods: Durable	6.50%	L+550			4,882,266	4,846,935	4,686,976
Jackson Hewitt Inc.	07/30/2020	Consumer Services	8.00%	L+700			4,900,000	4,820,995	4,753,000
K2 Pure Solutions NoCal, L.P. (8)	02/19/2021	Chemicals, Plastics and Rubber	10.00%	L+900			4,002,471	3,932,760	3,925,841
Kendra Scott, LLC	07/17/2020	Retail	7.00%	L+600			2,850,000	2,827,307	2,821,500
KHC Holdings, Inc.	10/31/2022	Wholesale	7.00%	L+600			12,406,250	12,210,683	12,344,219
KHC Holdings, Inc. (Revolver) (8), (10)	10/30/2020	Wholesale	—	—			1,209,677	—	—
Lago Resort & Casino, LLC	03/07/2022	Hotel, Gaming and Leisure	10.50%	L+950			10,174,500	9,984,965	9,971,010
Lanyon Solutions, Inc.	11/13/2020	High Tech Industries	5.50%	L+450			1,945,020	1,940,066	1,930,432
LifeCare Holdings LLC (8)	11/30/2018	Healthcare and Pharmaceuticals	6.50%	L+525			5,407,864	5,371,524	5,272,668
Lindblad Expeditions, Inc. (6), (11)	05/10/2021	Hotel, Gaming and Leisure	5.50%	L+450			2,186,607	2,177,539	2,186,607
Lindblad Maritime Enterprises, Ltd. (6), (11)	05/10/2021	Hotel, Gaming and Leisure	5.50%	L+450			282,143	280,973	282,143
Lombart Brothers, Inc.	04/13/2022	Capital Equipment	7.75%	L+675			5,985,000	5,901,046	6,014,925
Lombart Brothers, Inc. (Revolver) (8)	04/13/2022	Capital Equipment	7.75%	L+675			176,991	176,991	176,991
Lombart Brothers, Inc. (Revolver) (8), (10)	04/13/2022	Capital Equipment	—	—			1,061,947	—	—
Long’s Drugs Incorporated	08/19/2021	Healthcare and Pharmaceuticals	6.25%	L+525			5,000,000	4,951,874	4,950,000
LSF9 Atlantis Holdings, LLC	01/15/2021	Retail	10.00%	L+900			9,542,392	9,417,467	9,542,392
LTI Holdings, Inc.	04/18/2022	Chemicals, Plastics and Rubber	5.25%	L+425			5,431,250	4,973,326	5,254,734
Marketplace Events LLC	01/27/2021	Media: Diversified and Production	6.25%	L+525			1,362,530	1,342,162	1,342,092
Marketplace Events LLC (12)	01/27/2021	Media: Diversified and Production	6.25%	P+275		C$	17,244,188	12,065,652	13,078,215
Marketplace Events LLC (Revolver) (8)	01/27/2021	Media: Diversified and Production	6.25%	P+275			1,090,024	1,090,024	1,090,024
Marketplace Events LLC (Revolver) (8), (10)	01/27/2021	Media: Diversified and Production	—	—			613,139	—	—
Mission Critical Electronics, Inc. (8)	09/28/2022	Capital Equipment	6.00%	L+500			4,116,608	4,075,499	4,075,442
Mission Critical Electronics, Inc. (Revolver) (8), (10)	09/28/2021	Capital Equipment	—	—			883,392	—	—
New Trident HoldCorp, Inc.	07/31/2019	Healthcare and Pharmaceuticals	6.50%	L+525			8,817,647	8,767,669	8,288,588
Pathway Partners Vet Management Company LLC (8)	08/19/2022	Healthcare and Pharmaceuticals	6.00%	L+500			6,268,657	6,205,970	6,205,970
Pathway Partners Vet Management Company LLC (8), (10)	08/19/2022	Healthcare and Pharmaceuticals	—	—			3,731,343	—	—
Polycom, Inc.	09/27/2023	Telecommunications	7.50%	L+650			6,000,000	5,760,000	5,775,000
Precyse Acquisition Corp.	10/20/2022	Healthcare and Pharmaceuticals	6.50%	L+550			3,990,000	3,932,956	4,014,938
Premier Dental Services, Inc.	11/01/2018	Consumer Services	7.50%	L+650			7,528,230	7,473,587	7,490,588
Profile Products LLC	05/20/2021	Environmental Industries	5.75%	L+475			7,281,762	7,222,561	7,281,762
Profile Products LLC (Revolver) (8), (10)	05/20/2020	Environmental Industries	—	—			2,459,016	—	—
Quick Weight Loss Centers, LLC	08/23/2021	Beverage, Food and Tobacco	5.75%	L+475			10,000,000	9,852,456	9,900,000
Research Now Group, Inc.	03/18/2021	High Tech Industries	5.50%	L+450			6,895,000	6,867,800	6,688,150
Robertshaw US Holding Corp.	06/18/2019	Consumer Goods: Durable	8.50%	L+700			4,252,830	4,233,671	4,258,699
Ryan, LLC	08/07/2020	Business Services	6.75%	L+575			4,218,750	4,166,413	4,163,400
Sensus USA, Inc.	04/05/2023	Utilities: Water	6.50%	L+550			9,975,000	9,692,511	9,999,938
Snak Club, LLC	07/19/2021	Beverage, Food and Tobacco	6.00%	L+500			4,968,748	4,896,623	4,919,060
Snak Club, LLC (Revolver) (10)	07/19/2021	Beverage, Food and Tobacco	—	—			500,000	—	—
Software Paradigms International Group, LLC	05/21/2021	High Tech Industries	6.50%	L+550			9,875,000	9,781,596	9,825,625
Sotera Defense Solutions, Inc.	04/21/2017	Aerospace and Defense	9.00%	L+750			5,668,843	5,614,696	5,640,499
Sundial Group Holdings LLC	10/19/2021	Consumer Goods: Non-Durable	7.25%	L+625			7,312,500	7,200,786	7,312,500
Survey Sampling International, LLC	12/16/2020	Business Services	6.00%	L+500			7,446,562	7,395,200	7,409,329
Systems Maintenance Services Holding, Inc.	10/18/2019	High Tech Industries	5.00%	L+400			5,850,000	5,834,217	5,733,000
Tensar Corporation	07/09/2021	Construction and Building	5.75%	L+475			4,822,723	4,786,985	4,071,198
The Original Cakerie, Co. (6), (11)	07/20/2021	Consumer Goods: Non-Durable	6.50%	L+550			3,092,295	3,062,366	3,061,372
The Original Cakerie Ltd. (6), (11)	07/20/2021	Consumer Goods: Non-Durable	6.00%	L+500			5,986,002	5,928,120	5,926,142
The Original Cakerie Ltd. (Revolver) (6), (8), (10), (11)	07/20/2021	Consumer Goods: Non-Durable	—	—			1,418,484	—	(7,092)
TOMS Shoes, LLC	11/02/2020	Consumer Goods: Non-Durable	6.50%	L+550			1,970,000	1,825,559	1,576,000
Triad Manufacturing, Inc.	12/28/2020	Capital Equipment	11.27%	L+1,075	(9)		10,306,936	10,124,477	10,306,936
UniTek Global Services, Inc. (8)	01/14/2019	Telecommunications	9.50%	L+850			256,971	256,971	256,971
			(PIK 1.00%)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2016

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)		Par / Shares	Cost	Fair Value (2)
UniTek Global Services, Inc. (8)	01/14/2019	Telecommunications	8.50%	L+750		599,702	$562,432	$590,706
UniTek Global Services, Inc. (8), (10)	01/14/2019	Telecommunications	—	—		151,090	—	—
Universal Fiber Systems, LLC	10/04/2021	Chemicals, Plastics and Rubber	6.50%	L+550		4,962,500	4,919,423	4,937,688
U.S. Anesthesia Partners, Inc.	12/31/2019	Healthcare and Pharmaceuticals	6.00%	L+500		9,900,000	9,818,407	9,850,500
US Med Acquisition, Inc. (8)	08/13/2021	Healthcare and Pharmaceuticals	10.00%	L+900		3,089,844	3,089,844	3,089,844
Vistage Worldwide, Inc.	08/19/2021	Media: Broadcasting and Subscription	6.50%	L+550		4,792,831	4,752,002	4,792,831
Winchester Electronics Corporation	06/30/2022	Capital Equipment	7.50%	L+650		7,773,579	7,703,094	7,668,171
Winchester Electronics Corporation (10)	06/30/2022	Capital Equipment	—	—		708,333	—	(9,605)
Worley Claims Services, LLC	10/30/2020	Banking, Finance, Insurance and Real Estate	9.00%	L+800		7,316,440	7,259,010	7,316,440

Total First Lien Secured Debt							549,736,982	548,410,095

Second Lien Secured Debt—9.7%
Affinion Group, Inc. (8)	10/31/2018	Consumer Goods: Durable	8.50%	L+700		1,000,000	942,276	879,170
American Gilsonite Company (5), (8)	09/01/2017	Metals and Mining	— (7)	—		1,000,000	1,000,000	700,000
Douglas Products and Packaging Company LLC	12/31/2020	Chemicals, Plastics and Rubber	11.34%	L+1,050	(9)	2,000,000	1,971,030	2,020,000
Howard Berger Co. LLC	09/30/2020	Wholesale	11.00%	L+1,000		11,000,000	10,511,818	9,900,000
MailSouth, Inc.	10/22/2021	Media: Advertising, Printing and Publishing	11.50%	L+1,050		3,775,000	3,703,724	3,775,000
Novitex Acquisition, LLC	07/07/2021	Business Services	12.25%	L+1,100		11,000,000	10,914,618	11,000,000
Penton Media, Inc. (8)	10/02/2020	Media: Diversified and Production	9.00%	L+775		4,872,042	4,826,926	4,853,772
Sunshine Oilsands Ltd. (5), (6), (8), (11)	08/01/2017	Energy: Oil and Gas	12.50%	—		2,812,500	2,756,732	1,631,250
VT Buyer Acquisition Corp.	01/30/2023	Business Services	10.75%	L+975		1,837,500	1,777,304	1,837,500

Total Second Lien Secured Debt							38,404,428	36,596,692

Subordinated Debt/Corporate Notes—0.8% (8)
Affinion International Holdings Limited (5), (6), (11)	07/30/2018	Consumer Goods: Durable	7.50%	—		1,135,273	1,030,320	1,035,937
Credit Infonet, Inc.	10/26/2018	High Tech Industries	13.00%	—		2,069,078	2,050,767	1,975,969
			(PIK 1.75%)
UniTek Global Services, Inc.	07/15/2019	Telecommunications	15.00%	—		146,996	146,996	148,466
			(PIK 15.00%)

Total Subordinated Debt/Corporate Notes							3,228,083	3,160,372

Preferred Equity—0.4% (7), (8)
UniTek Global Services, Inc.	—	Telecommunications	13.50%	—		1,047,317	670,283	1,319,308

Common Equity/Warrants—2.5% (7), (8)
Affinion Group Holdings, Inc.	—	Consumer Goods: Durable	—	—		99,029	3,514,572	3,700,216
Affinion Group Holdings, Inc., Series C and Series D	—	Consumer Goods: Durable	—	—		4,298	1,186,649	20,096
Corfin InvestCo, L.P.	—	Aerospace and Defense	—	—		3,000	300,000	621,550
Corfin InvestCo, L.P. (10)	—	Aerospace and Defense	—	—		3,000	—	—
e.l.f. Beauty, Inc. (f/k/a J.A. Cosmetics US, Inc.)	—	Consumer Goods: Durable	—	—		110,399	295,670	2,957,767
Faraday Holdings, LLC (Interior Specialists, Inc.)	—	Construction and Building	—	—		1,141	58,044	94,560
Patriot National, Inc.	—	Banking, Finance, Insurance and Real Estate	—	—		11,867	27,995	106,922
TPC Broadband Investors, LP (Advanced Cable Communications, LLC)	—	Telecommunications	—	—		430,666	430,666	430,666
TPC Broadband Investors, LP (Advanced Cable Communications, LLC) (10)	—	Telecommunications	—	—		569,334	—	—
UniTek Global Services, Inc.	—	Telecommunications	—	—		149,617	—	892,276
Vestcom Parent Holdings, Inc.	—	Media: Advertising, Printing and Publishing	—	—		15,179	56,895	577,005

Total Common Equity/Warrants							5,870,491	9,401,058

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							597,910,267	598,887,525

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2016

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Cash and Cash Equivalents—7.7%
BlackRock Liquidity Funds, Temp Cash and Temp Fund, Institutional Shares						$28,212,041	$28,212,041
BNY Mellon Cash Reserve and Cash						691,318	698,932

Total Cash and Cash Equivalents						28,903,359	28,910,973

Total Investments and Cash Equivalents—167.0%						$626,813,626	$627,798,498

Liabilities in Excess of Other Assets—(67.0)%							(251,891,670)
Net Assets—100.0%							$375,906,828

(1)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR or “L,” or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(2)	Valued based on our accounting policy (See Note 2).
(3)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(4)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-U.S. company or principal place of business outside the United States.
(7)	Non-income producing securities.
(8)	The securities, or a portion thereof, are not pledged as collateral under the Credit Facility. All other securities are pledged as collateral under the Credit Facility and held through Funding I.
(9)	Coupon is not subject to a LIBOR or Prime rate floor.
(10)	Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(11)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.
(12)	Par amount is denominated in Canadian Dollars.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

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(Unaudited)

1. ORGANIZATION

PennantPark Floating Rate Capital Ltd. was organized as a Maryland corporation in October 2010. We are a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act.

Our investment objectives are to generate current income and capital appreciation while seeking to preserve capital. We seek to achieve our investment objective by investing primarily in loans bearing a variable-rate of interest, or Floating Rate Loans, and other investments made to U.S. middle-market companies whose debt is rated below investment grade. Floating Rate Loans pay interest at variable rates, which are determined periodically, on the basis of a floating base lending rate such as LIBOR, with or without a floor, plus a fixed spread. Under normal market conditions, we generally expect that at least 80% of the value of our Managed Assets, which means our net assets plus any borrowings for investment purposes, will be invested in Floating Rate Loans and other investments bearing a variable rate of interest, which may include, from time to time, variable rate derivative instruments. We generally expect that senior secured debt, or first lien loans, will represent at least 65% of our overall portfolio. We generally expect to invest up to 35% of our overall portfolio opportunistically in other types of investments, including mezzanine debt, which we define as second lien secured and subordinated debt, and, to a lesser extent, equity investments.

We entered into an investment management agreement, or the Investment Management Agreement, with the Investment Adviser, an external adviser that manages our day-to-day operations. We also entered into an administration agreement, or the Administration Agreement, with the Administrator, which provides the administrative services necessary for us to operate.

Funding I, our wholly owned subsidiary and a special purpose entity, was organized in Delaware as a limited liability company in May 2011. We formed Funding I in order to establish our Credit Facility. The Investment Adviser serves as the collateral manager to Funding I and has irrevocably directed that the management fee owed with respect to such services is to be paid to us so long as the Investment Adviser remains the collateral manager. This arrangement does not increase our consolidated management fee. The Credit Facility allows Funding I to borrow up to $375 million at LIBOR plus 200 basis points during the revolving period. The Credit Facility is secured by all of the assets held by Funding I. See Note 10.

We have formed and expect to continue to form certain taxable subsidiaries, including the Taxable Subsidiary, which are subject to tax as corporations. The Taxable Subsidiary allows us to hold equity securities of certain portfolio companies treated as pass-through entities for U.S. federal income tax purposes while allowing us to maintain our ability to qualify as a RIC under the Code.

In February 2017, we completed a follow-on public offering of 5,750,000 shares of common stock, which resulted in proceeds to us of $14.08 per share, including the exercise of the underwriters’ option to purchase additional shares, for gross proceeds of $81.0 million and net proceeds of $80.5 million after offering expenses. Our Investment Adviser paid $5.0 million in connection with this offering, which included the sales load and an additional supplemental payment.

In May 2017, we and Trinity Universal Insurance Company, or Trinity, a subsidiary of Kemper Corporation (NYSE: KMPR), or Kemper, formed PSSL, an unconsolidated joint venture. PSSL invests primarily in middle-market and other corporate debt securities consistent with our strategy. PSSL was formed as a Delaware limited liability company. See Note 4.

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2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles, or GAAP, requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to the Financial Accounting Standards Board’s Accounting Standards Codification, as amended, or ASC, serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued.

Our Consolidated Financial Statements are prepared in accordance with GAAP, consistent with ASC 946, Financial Services—Investment Companies, and pursuant to the requirements for reporting on Form 10-K/Q and Article 6 or 10 of Regulation S-X, as appropriate. In accordance with Article 6-09 of Regulation S-X, we have provided a Consolidated Statement of Changes in Net Assets in lieu of a Consolidated Statement of Changes in Stockholders’ Equity.

Our significant accounting policies consistently applied are as follows:

(a) Investment Valuations

We expect that there may not be readily available market values for many of our investments, which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described in this Report. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material. See Note 5.

Our portfolio generally consists of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

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(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of our Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at bid prices obtained from at least two brokers or dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If our board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

(b) Security Transactions, Revenue Recognition, and Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in the fair values of our portfolio investments and Credit Facility during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount, or OID, market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized and then accreted or amortized using the effective interest method as interest income or, in the case of deferred financing costs, as interest expense. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts. From time to time, the Company receives certain fees from portfolio companies, which are non-recurring in nature. Such fees include loan prepayment penalties, structuring fees and amendment fees, and are recorded as other investment income when earned.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or if there is reasonable doubt that principal or interest will be collected. Accrued interest is generally

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reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

(c) Income Taxes

We have complied with the requirements of Subchapter M of the Code and expect to be treated as a RIC for federal income tax purposes. As a result, we account for income taxes using the asset and liability method prescribed by ASC 740, Income Taxes. Under this method, income taxes are provided for amounts currently payable and for amounts deferred as tax assets and liabilities based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Based upon our qualification and election to be treated as a RIC for federal income tax purposes, we typically do not incur any material level of federal income taxes. Although we generally do not incur federal income taxes as a RIC, we may elect to retain a portion of our calendar year income, which may result in the imposition of an excise tax, or we may incur taxes through our Taxable Subsidiaries. For the three and nine months ended June 30, 2017, we recorded a provision for taxes of $0.1 million and $0.2 million, respectively, pertaining to U.S. federal excise tax. For both the three and nine months ended June 30, 2016, we did not record a provision for taxes.

We recognize the effect of a tax position in our Consolidated Financial Statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not considered to satisfy the “more-likely-than-not” threshold would be recorded as a tax expense or benefit. We did not have any material uncertain tax positions or any unrecognized tax benefits that met the recognition or measurement criteria of ASC 740-10-25 as of the periods presented herein.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and net realized gain recognized for financial reporting purposes. Differences between tax regulations and GAAP may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

(d) Distributions and Capital Transactions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid, if any, as a distribution is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually. The tax attributes for distributions will generally include ordinary income and capital gains, but may also include qualified dividends and/or a return of capital.

Capital transactions, in connection with our dividend reinvestment plan or through offerings of our common stock, are recorded when issued and offering costs are charged as a reduction of capital upon issuance of our common stock.

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(e) Foreign Currency Translation

Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the applicable period; and

2.	Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, we do not isolate that portion of the results of operations due to changes in foreign exchange rates on investments, other assets and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and liabilities.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices to be more volatile than those of comparable U.S. companies or U.S. government securities.

(f) Consolidation

As permitted under Regulation S-X and as explained by ASC 946-810-45, PennantPark Floating Rate Capital Ltd. will generally not consolidate its investment in a company other than a wholly-owned investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we have consolidated the results of our taxable subsidiaries in our Consolidated Financial Statements. We do not consolidate our non-controlling interest in PSSL. See further description of our investment in PSSL in Note 4.

(g) Asset Transfers and Servicing

Asset transfers that do not meet ASC 860, Transfers and Servicing, requirements for sale accounting treatment are reflected in the Consolidated Statement of Assets and Liabilities as investments. The creditors of Funding I have received a security interest in all of its assets and such assets are not intended to be available to the creditors of PennantPark Floating Rate Capital Ltd. or any of its affiliates.

3. AGREEMENTS AND RELATED PARTY TRANSACTIONS

The Investment Management Agreement with the Investment Adviser was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2017. Under the Investment Management Agreement, the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of and provides investment advisory services to us. The Investment Adviser serves as the collateral manager to Funding I and has irrevocably directed that the management fee owed with respect to such services is to be paid to the Company so long as the Investment Adviser remains the collateral manager. This arrangement does not increase our consolidated

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management fee. For providing these services, the Investment Adviser receives a fee from us consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.00% of our “average adjusted gross assets,” which equals our gross assets (net of U.S. Treasury Bills, temporary draws under any credit facility, cash and cash equivalents, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and adjusted to exclude cash, cash equivalents and unfunded commitments, if any) and is payable quarterly in arrears. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For the three and nine months ended June 30, 2017, the Investment Adviser earned base management fees of $1.8 million and $5.1 million, respectively, from us. For the three and nine months ended June 30, 2016, the Investment Adviser earned base management fees of $1.3 million and $3.6 million, respectively, from us.

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees (other than fees for providing managerial assistance), such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies, accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense or amendment fees under any credit facility and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 50% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.9167% in any calendar quarter (11.67% annualized) (we refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.9167%) as the “catch-up,” which is meant to provide our Investment Adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a hurdle did not apply, if this net investment income exceeds 2.9167% in any calendar quarter), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.9167% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable. For the three and nine months ended June 30, 2017, the Investment Adviser earned an incentive fee on net investment income as calculated under the Investment Management Agreement of $0.8 million and $2.3 million, respectively, from us. For the three and nine months ended June 30, 2016, the Investment Adviser earned an incentive fee on net investment income as calculated under the Investment Management Agreement of $0.5 million and $1.3 million, respectively, from us.

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The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For both the three and nine months ended June 30, 2017, the Investment Adviser earned an incentive fee on capital gains of $0.2 million, as calculated under the Investment Management Agreement. For the three and nine months ended June 30, 2016, the Investment Adviser did not earn an incentive fee on capital gains, as calculated under the Investment Management Agreement (as described above).

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation, if any, will be realized in the future. For the three and nine months ended June 30, 2017, the Investment Adviser accrued an incentive fee on our unrealized and realized capital gains as calculated under GAAP of $0.4 million and $0.9 million, respectively. For the three and nine months ended June 30, 2016, the Investment Adviser did not accrue an incentive fee on our unrealized and realized capital gains as calculated under GAAP.

The Administration Agreement with the Administrator was reapproved by our board of directors, including a majority of the directors who are not interested persons of us, in February 2017. Under the Administration Agreement, the Administrator provides administration services and office facilities to us. For providing these services, facilities and personnel, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. The Administrator also offers, on our behalf, managerial assistance to portfolio companies to which we are required to offer such assistance. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statements of Operations. For the three and nine months ended June 30, 2017, the Investment Adviser was reimbursed approximately $0.3 million and $1.3 million, respectively, from us, including expenses the Investment Adviser incurred on behalf of the Administrator, for services described above. For the three and nine months ended June 30, 2016, the Investment Adviser was reimbursed approximately $0.1 million and $0.6 million, respectively, from us, including expenses the Investment Adviser incurred on behalf of the Administrator, for services described above.

For the three and nine months ended June 30, 2017, the Company purchased zero and $38.1 million, respectively, and sold zero and $5.0 million in total investments, respectively, to an affiliated fund managed by our Investment Adviser in accordance with, and pursuant to procedures adopted under, Rule 17a-7 of the 1940 Act. Realized gains on those sales amounted to zero and less than $0.1 million, respectively.

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For both the three and nine months ended June 30, 2017, we sold $71.0 million investments to PSSL at fair value and recognized $0.4 million of net realized gains.

4. INVESTMENTS

Purchases of investments, including PIK interest, for the three and nine months ended June 30, 2017 totaled $136.9 million and $408.2 million, respectively. For the same periods in the prior year, purchases of investments, including PIK interest, totaled $101.2 million and $257.7 million, respectively. Sales and repayments of investments for the three and nine months ended June 30, 2017 totaled $172.9 million and $314.8 million, respectively. For the same periods in the prior year, sales and repayments of investments totaled $40.3 million and $97.1 million, respectively.

Investments, cash and cash equivalents consisted of the following:

	June 30, 2017		September 30, 2016
Investment Classification	Cost	Fair Value	Cost	Fair Value
First lien	$610,806,604	$613,273,017	$549,736,982	$548,410,095
Second lien	33,763,248	32,385,313	38,404,428	36,596,692
Subordinated debt / corporate notes	7,240,899	7,368,173	3,228,083	3,160,372
Subordinated debt in PSSL	25,200,000	25,200,000	—	—
Equity	9,769,580	9,880,753	6,540,774	10,720,366
Equity interests in PSSL	10,800,000	10,822,425	—	—

Total investments	697,580,331	698,929,681	597,910,267	598,887,525

Cash and cash equivalents	48,866,893	48,951,746	28,903,359	28,910,973

Total investments, cash and cash equivalents	$746,447,224	$747,881,427	$626,813,626	$627,798,498

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The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash and cash equivalents) in such industries:

Industry Classification	June 30, 2017 (1)	September 30, 2016
Healthcare and Pharmaceuticals	8%	10%
Hotel, Gaming and Leisure	8	6
Business Services	7	8
Consumer Goods: Non-Durable	7	4
High Tech Industries	7	10
Consumer Goods: Durable	6	7
Telecommunications	6	6
Aerospace and Defense	5	5
Beverage, Food and Tobacco	5	2
Capital Equipment	5	5
Media: Advertising, Printing and Publishing	5	4
Retail	5	5
Wholesale	5	5
Chemicals, Plastics and Rubber	4	3
Media: Diversified and Production	4	5
Construction and Building	3	3
Media: Broadcasting and Subscription	3	2
Banking, Finance, Insurance and Real Estate	2	2
Consumer Services	1	2
Utilities: Water	—	2
All Other	4	4

Total	100%	100%

(1)	Excludes investments in PSSL.

PennantPark Senior Secured Loan Fund I LLC

In May 2017, we and Trinity, a subsidiary of Kemper, formed PSSL, an unconsolidated joint venture. PSSL invests primarily in middle-market and other corporate debt securities consistent with our strategy. PSSL was formed as a Delaware limited liability company. As of June 30, 2017, PSSL had total assets of $77.8 million. PSSL’s portfolio consisted of debt investments in 14 portfolio companies as of June 30, 2017. As of June 30, 2017, at fair value, the largest investment in a single portfolio company in PSSL was $6.1 million and the five largest investments totaled $29.8 million. PSSL invests in portfolio companies in the same industries in which we may directly invest.

We provide capital to PSSL in the form of subordinated notes and equity interests. The subordinated notes are junior in right of payment to the repayment of temporary contributions made by us to fund investments of PSSL. As of June 30, 2017, we and Kemper owned 87.5% and 12.5%, respectively, of each of the outstanding subordinated notes and equity interests. Our investment in PSSL consisted of equity interests of $10.8 million and subordinated notes of $25.2 million as of June 30, 2017. As of the same date, we had commitments to fund subordinated notes to PSSL of $61.3 million, of which $36.1 million was unfunded. As of June 30, 2017, we had commitments to fund equity interests in PSSL of $26.2 million, of which $15.4 million was unfunded.

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We and Kemper each appointed two members to PSSL’s four person board of directors and investment committee. All material decisions with respect to PSSL, including those involving its investment portfolio, require unanimous approval of a quorum of the board of directors or investment committee. Quorum is defined as (i) the presence of two members of the board of directors or investment committee; provided that at least one individual is present that was elected, designated or appointed by each member; (ii) the presence of three members of the board of directors or investment committee, provided that the individual that was elected, designated or appointed by the member with only one individual present shall be entitled to cast two votes on each matter; and (iii) the presence of four members of the board of directors or investment committee shall constitute a quorum, provided that two individuals are present that were elected, designated or appointed by each member.

Additionally, PSSL has entered into a senior secured revolving credit facility, or the PSSL Credit Facility, with Capital One, N.A. through its wholly-owned subsidiary PennantPark Senior Secured Loan Facility LLC, or PSSL Subsidiary, which as of June 30, 2017 allowed PSSL Subsidiary to borrow up to $100.0 million at any one time outstanding, subject to leverage and borrowing base restrictions.

Below is a summary of PSSL’s portfolio:

June 30, 2017
Total investments (1)	$70,707,374
Weighted average cost yield on income producing investments (2)	7.5%
Number of portfolio companies in PSSL	14
Largest portfolio company investment (1)	$6,055,020
Total of five largest portfolio company investments (1)	$29,764,646

(1)	At fair value.
(2)	The weighted average cost yield on income producing investments is computed based upon a combination of the cash flows to date and the contractual interest payments, principal amortization and principal due at maturity without giving effect to closing fees received, base management fees, incentive fees or general fund related expenses.

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JUNE 30, 2017

(Unaudited)

Below is a listing of PSSL’s individual investments as of June 30, 2017:

PennantPark Senior Secured Loan Fund I LLC

Schedule of Investments

June 30, 2017

(Unaudited)

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par	Cost	Fair Value (2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—571.7%
First Lien Secured Debt—571.7%
Alvogen Pharma US, Inc. (3)	04/04/2022	Healthcare and Pharmaceuticals	6.23%	L+500	3,766,541	$3,725,241	$3,700,626
API Technologies Corp.	04/22/2022	Aerospace and Defense	7.80%	L+650	4,987,406	4,937,654	4,912,595
By Light Professional IT Services, LLC	05/16/2022	High Tech Industries	8.43%	L+725	5,987,234	5,838,216	5,927,362
Country Fresh Holdings, LLC	03/31/2023	Beverage, Food and Tobacco	6.73%	L+550	4,937,500	4,863,654	4,889,647
IGM RFE1 B.V. (3), (4)	10/12/2021	Chemicals, Plastics and Rubber	8.00%	E+800	€4,968,553	5,666,884	5,666,884
Impact Sales, LLC	12/30/2021	Wholesale	8.15%	L+700	2,992,481	2,977,543	2,992,481
LSF9 Atlantis Holdings, LLC	05/01/2023	Retail	7.06%	L+600	6,000,000	6,071,161	6,055,020
Mission Critical Electronics, Inc.	09/28/2022	Capital Equipment	6.30%	L+500	4,085,733	4,060,081	4,067,531
Morphe, LLC	02/10/2023	Consumer Goods: Non-Durable	7.30%	L+600	4,937,500	4,869,692	4,863,438
One Sixty Over Ninety, LLC	03/03/2022	Media: Advertising, Printing and Publishing	10.51%	L+921	6,000,000	5,880,288	5,940,000
Snak Club, LLC	07/19/2021	Beverage, Food and Tobacco	6.00%	L+500	4,874,995	4,874,995	4,874,995
The Infosoft Group, LLC	12/02/2021	Media: Broadcasting and Subscription	6.55%	L+525	5,962,264	5,962,264	5,962,264
VIP Cinema Holdings, Inc.	03/01/2023	Consumer Goods: Durable	7.06%	L+600	4,937,500	5,008,226	4,974,531
Worley Claims Services, LLC	10/30/2020	Banking, Finance, Insurance and Real Estate	9.21%	L+800	6,000,000	5,940,231	5,880,000

Total First Lien Secured Debt						70,676,130	70,707,374

Total Investments in Non-Controlled, Affiliated Portfolio Companies						70,676,130	70,707,374

Cash and Cash Equivalents—48.9%
BlackRock Federal FD Institutional 30						6,046,864	6,046,864

Total Investments and Cash Equivalents—620.6%						$76,722,994	$76,754,238

Liabilities in Excess of Other Assets—(520.6)%							(64,385,753)
Members’ Equity—100.0%							$12,368,485

(1)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR, EURIBOR or Prime rate. All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes payment-in-kind, or PIK, interest and other fee rates, if any.
(2)	Valued based on PSSL’s accounting policy.
(3)	Non-U.S. company or principal place of business outside the United States.
(4)	Par amount is denominated in Euros (€) as denoted.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2017

(Unaudited)

Below is the financial information for PSSL:

PennantPark Senior Secured Loan Fund I LLC

Statement of Assets and Liabilities

June 30, 2017
(Unaudited)
Assets
Investments at fair value
Non-controlled, non-affiliated investments (cost—$70,676,130)	$70,707,374
Cash and cash equivalents (cost—$6,046,864)	6,046,864
Prepaid expenses and other assets	1,047,384

Total assets	77,801,622

Liabilities
Payable for investments purchased	10,541,879
PSSL Credit Facility payable	26,000,000
Subordinated debt payable	28,800,000
Accrued other expenses	91,258

Total liabilities	65,433,137

Members’ equity	12,368,485

Total liabilities and members’ equity	$77,801,622

PennantPark Senior Secured Loan Fund I LLC

Statements of Operations

(Unaudited)

For the period May 4, 2017 (inception) through June 30, 2017
Investment income:
From non-controlled, non-affiliated investments:
Interest	$93,441

Total investment income	93,441

Expenses:
Interest and expenses on PSSL Credit Facility	35,680
Interest expense on subordinated debt	50,242
Other general and administrative expenses	13,136

Total expenses	99,058

Net investment loss	(5,617)

Net unrealized gain from investments	31,244

Net increase in members’ equity resulting from operations	$25,627

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2017

(Unaudited)

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value, as defined under ASC 820, Fair Value Measurement, or ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information, disorderly transactions or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence was available. Corroborating evidence that would result in classifying these non-binding broker/dealer bids as a Level 2 asset includes observable orderly market-based transactions for the same or similar assets or other relevant observable market-based inputs that may be used in pricing an asset.

Our investments are generally structured as Floating Rate Loans, mainly senior secured debt, but also may include second lien, high yield, mezzanine and distressed debt securities and equity investments. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions, performance multiples and yields, among other factors. These non-public investments valued using unobservable inputs are included in Level 3 of the fair value hierarchy.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2017

(Unaudited)

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in our ability to observe valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the end of the quarter in which the reclassifications occur. During the nine months ended June 30, 2017 and 2016, our ability to observe valuation inputs resulted in no reclassifications and one reclassification of an asset from Level 2 to 1, respectively.

In addition to using the above inputs in cash equivalents, investments and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value. See Note 2.

As outlined in the table below, some of our Level 3 investments using a market approach valuation technique are valued using the average of the bids from brokers or dealers. The bids typically include a disclaimer, may not have corroborating evidence, may be the result of a disorderly transaction and may be the result of consensus pricing. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available. We have adopted ASU 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent), which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.

The remainder of our portfolio and our long-term Credit Facility are valued using a market comparable or an enterprise market value technique. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the pricing indicated by the external event, excluding transaction costs, is used to corroborate the valuation. When using earnings multiples to value a portfolio company, the multiple used requires the use of judgment and estimates in determining how a market participant would price such an asset. These non-public investments using unobservable inputs are included in Level 3 of the fair value hierarchy. Generally, the sensitivity of unobservable inputs or combination of inputs such as industry comparable companies, market outlook, consistency, discount rates and reliability of earnings and prospects for growth, or lack thereof, affects the multiple used in pricing an investment. As a result, any change in any one of those factors may have a significant impact on the valuation of an investment. Generally, an increase in a market yield will result in a decrease in the valuation of a debt investment, while a decrease in a market yield will have the opposite effect. Generally, an increase in an EBITDA multiple will result in an increase in the valuation of an investment, while a decrease in an EBITDA will have the opposite effect.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2017

(Unaudited)

Our Level 3 valuation techniques, unobservable inputs and ranges were categorized as follows for ASC 820 purposes:

Asset Category	Fair Value at June 30, 2017	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
First lien	$278,386,014	Market Comparable	Broker/Dealer bids or quotes	N/A
Second lien	13,180,750	Market Comparable	Broker/Dealer bids or quotes	N/A
First lien	334,887,003	Market Comparable	Market Yield	5.6% – 23.3% (8.5%)
Second lien	19,204,563	Market Comparable	Market Yield	12.0% – 14.3% (13.4%)
Subordinated debt / corporate notes	32,568,173	Market Comparable	Market Yield	6.3% – 17.7% (7.8%)
Equity (1)	9,855,595	Enterprise Market Value	EBITDA multiple	5.4x – 9.0x (7.7x)

Total Level 3 investments	$688,082,098

Long-Term Credit Facility	$293,663,760	Market Comparable	Market Yield	3.6%

(1) Excludes $10.8 million of equity interests in PSSL at fair value, which the Company valued using PSSL’s net asset value.
Asset Category	Fair Value at September 30, 2016	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
First lien	$264,299,729	Market Comparable	Broker/Dealer bids or quotes	N/A
Second lien	8,064,192	Market Comparable	Broker/Dealer bids or quotes	N/A
Subordinated debt / corporate notes	1,035,937	Market Comparable	Broker/Dealer bids or quotes	N/A
First lien	284,110,366	Market Comparable	Market Yield	5.3% – 13.9% (8.3%)
Second lien	28,532,500	Market Comparable	Market Yield	10.2% – 15.9% (13.7%)
Subordinated debt / corporate notes	2,124,435	Market Comparable	Market Yield	15.7% – 16.5% (15.8%)
Equity	7,655,677	Enterprise Market Value	EBITDA multiple	4.3x – 9.0x (7.2x)

Total Level 3 investments	$595,822,836

Long-Term Credit Facility	$232,389,498	Market Comparable	Market Yield	3.4%

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2017

(Unaudited)

Our investments, cash and cash equivalents and Credit Facility were categorized as follows in the fair value hierarchy for ASC 820 purposes:

	Fair Value at June 30, 2017
Description	Fair Value	Level 1	Level 2	Level 3
First lien	$613,273,017	$—	$—	$613,273,017
Second lien	32,385,313	—	—	32,385,313
Subordinated debt / corporate notes	32,568,173	—	—	32,568,173
Equity	20,703,178	25,158	—	20,678,020

Total investments	698,929,681	25,158	—	698,904,523

Cash and cash equivalents	48,951,746	48,951,746	—	—

Total investments, cash and cash equivalents	$747,881,427	$48,976,904	$—	$698,904,523

Long-Term Credit Facility	$293,663,760	$—	$—	$293,663,760

	Fair Value at September 30, 2016
Description	Fair Value	Level 1	Level 2	Level 3
First lien	$548,410,095	$—	$—	$548,410,095
Second lien	36,596,692	—	—	36,596,692
Subordinated debt / corporate notes	3,160,372	—	—	3,160,372
Equity	10,720,366	106,922	2,957,767	7,655,677

Total investments	598,887,525	106,922	2,957,767	595,822,836

Cash and cash equivalents	28,910,973	28,910,973	—	—

Total investments, cash and cash equivalents	$627,798,498	$29,017,895	$2,957,767	$595,822,836

Long-Term Credit Facility	$232,389,498	$—	$—	$232,389,498

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2017

(Unaudited)

The tables below show a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3):

	Nine Months Ended June 30, 2017
Description	First Lien	Second lien, subordinated debt and equity investments	Totals
Beginning Balance	$548,410,095	$47,412,741	$595,822,836
Net realized gains	1,930,863	385,791	2,316,654
Net unrealized appreciation (depreciation)	3,793,301	(677,348)	3,115,953
Purchases, PIK interest, net discount accretion and non-cash exchanges	357,904,860	51,661,748	409,566,608
Sales, repayments and non-cash exchanges	(298,766,102)	(13,151,426)	(311,917,528)
Transfers in and/or out of Level 3	—	—	—

Ending Balance	$613,273,017	$85,631,506	$698,904,523

Net change in unrealized appreciation (depreciation) reported within the net change in unrealized (depreciation) appreciation on investments in our Consolidated Statements of Operations attributable to our Level 3 assets still held at the reporting date.	$3,084,852	$(487,881)	$2,596,971

	Nine Months Ended June 30, 2016
Description	First Lien	Second lien, subordinated debt and equity investments	Totals
Beginning Balance	$334,957,341	$56,163,940	$391,121,281
Net realized gains (losses)	373,407	(2,443,779)	(2,070,372)
Net unrealized (depreciation) appreciation	(1,497,426)	1,431,253	(66,173)
Purchases, PIK interest, net discount accretion and non-cash exchanges	250,398,992	8,610,761	259,009,753
Sales, repayments and non-cash exchanges	(95,166,566)	(1,925,714)	(97,092,280)
Transfers in and/or out of Level 3	—	—	—

Ending Balance	$489,065,748	$61,836,461	$550,902,209

Net change in unrealized depreciation reported within the net change in unrealized appreciation (depreciation) on investments in our Consolidated Statements of Operations attributable to our Level 3 assets still held at the reporting date.	$(1,117,456)	$(1,910,884)	$(3,028,340)

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2017

(Unaudited)

The table below shows a reconciliation of the beginning and ending balances for fair valued liabilities measured using significant unobservable inputs (Level 3):

	Nine Months Ended June 30,
Long-Term Credit Facility	2017	2016
Beginning Balance (cost—$232,907,500 and $29,600,000, respectively)	$232,389,498	$29,600,000
Net change in unrealized appreciation (depreciation) included in earnings	2,972,262	(532,521)
Borrowings	259,802,000	196,807,500
Repayments	(201,500,000)	(35,500,000)
Transfers in and/or out of Level 3	—	—

Ending Balance (cost—$291,209,500 and $190,907,500, respectively)	$293,663,760	$190,374,979

As of June 30, 2017, we had outstanding non-U.S. dollar borrowings on our Credit Facility. Net change in fair value from foreign currency translation on outstanding borrowings is listed below:

Foreign Currency	Amount Borrowed		Borrowing Cost	Current Value	Reset Date	Change in Fair Value
Canadian Dollar	C$	17,500,000	$12,407,501	$13,475,018	July 5, 2017	$1,067,517
Euro		€18,000,000	18,702,000	20,529,900	July 3, 2017	1,827,900

			$31,109,501	$34,004,918		$2,895,417

As of September 30, 2016, we had outstanding non-U.S. dollar borrowings on our Credit Facility. Net change in fair value from foreign currency translation on outstanding borrowings is listed below:

Foreign Currency	Amount Borrowed		Borrowing Cost	Current Value	Reset Date	Change in Fair Value
Canadian Dollar	C$	17,500,000	$12,407,501	$13,338,920	October 3, 2016	$931,419

The carrying value of our consolidated financial liabilities approximates fair value. We adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility. We elected to use the fair value option for our Credit Facility to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we had $0.1 million in expenses relating to amendment costs on the Credit Facility during both the three and nine months ended June 30, 2017, respectively. For the same periods in the prior year, we incurred expenses of zero and $0.9 million, respectively, relating to amendment fees on the Credit Facility. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statements of Assets and Liabilities and changes in fair value of the Credit Facility are reported in our Consolidated Statements of Operations. We elected not to apply ASC 825-10 to any other financial assets or liabilities. For the three and nine months ended June 30, 2017, our Credit Facility had a net change in unrealized appreciation of $1.9 million

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2017

(Unaudited)

and $3.0 million, respectively. For the three and nine months ended June 30, 2016, our Credit Facility had a net change in unrealized depreciation of $0.3 million and $0.5 million, respectively. As of June 30, 2017 and September 30, 2016, the net unrealized (appreciation) depreciation on our Credit Facility totaled $(2.5) million and $0.5 million, respectively. We use a nationally recognized independent valuation service to measure the fair value of our Credit Facility in a manner consistent with the valuation process that the board of directors uses to value our investments.

6. TRANSACTIONS WITH AFFILIATED COMPANIES

An affiliated portfolio company is a company in which we have ownership of 5% or more of its voting securities. A portfolio company is generally presumed to be a non-controlled affiliate when we own at least 5% but 25% or less of its voting securities and a controlled affiliate when we own more than 25% of its voting securities. Transactions related to our funded investments with both controlled and non-controlled affiliates for the nine months ended June 30, 2017 were as follows:

Name of Investment	Fair Value at September 30, 2016	Purchases of / Advances to Affiliates	Sale of / Distributions from Affiliates	Income Accrued	Fair Value at June 30, 2017	Net Realized Gains (Losses)
Controlled Affiliates
PennantPark Senior Secured Loan Fund I LLC*	$—	$36,000,000	$—	$43,962	$36,022,425	$—

Total Controlled Affiliates	$—	$36,000,000	$—	$43,962	$36,022,425	$—

*	We and Kemper are the members of PSSL, a joint venture formed as a Delaware limited liability company that is not consolidated by us for financial reporting purposes. The members of PSSL make investments in the PSSL in the form of equity interests and subordinated debt, and all portfolio and other material decision regarding PSSL must be submitted to PSSL’s board of directors or investment committee, both of which are comprised of two members appointed by each of PFLT and Kemper. Because management of PSSL is shared equally between us and Kemper, we do not believe we control PSSL for purposes of the 1940 Act or otherwise.

7. CHANGE IN NET ASSETS FROM OPERATIONS PER COMMON SHARE

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations:

	Three Months Ended June 30,		Nine Months Ended June 30,
	2017	2016	2017	2016
Numerator for net increase in net assets resulting from operations	$9,341,849	$13,419,342	$25,473,903	$17,602,397
Denominator for basic and diluted weighted average shares	32,480,074	26,730,074	29,531,356	26,730,074
Basic and diluted net increase in net assets per share resulting from operations	$0.29	$0.50	$0.86	$0.66

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2017

(Unaudited)

8. CASH AND CASH EQUIVALENTS

Cash equivalents represent cash in money market funds pending investment in longer-term portfolio holdings. Our portfolio may consist of temporary investments in U.S. Treasury Bills (of varying maturities), repurchase agreements, money market funds or repurchase agreement-like treasury securities. These temporary investments with original maturities of 90 days or less are deemed cash equivalents and are included in the Consolidated Schedule of Investments. At the end of each fiscal quarter, we may take proactive steps to preserve investment flexibility for the next quarter by investing in cash equivalents, which is dependent upon the composition of our total assets at quarter-end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out positions on a net cash basis after quarter-end, temporarily drawing down on the Credit Facility, or utilizing repurchase agreements or other balance sheet transactions as are deemed appropriate for this purpose. These amounts are excluded from adjusted gross assets for purposes of computing the Investment Adviser’s management fee. U.S. Treasury Bills with maturities greater than 60 days from the time of purchase are valued consistent with our valuation policy. As of June 30, 2017 and September 30, 2016, cash and cash equivalents consisted of money market funds in the amounts of $49.0 million and $28.9 million, respectively, at fair value.

9. FINANCIAL HIGHLIGHTS

Below are the financial highlights:

	Nine Months Ended June 30,
	2017	2016
Per Share Data:
Net asset value, beginning of period	$14.06	$13.95
Net investment income (1)	0.78	0.72
Net change in realized and unrealized gain (loss) (1)	0.08	(0.06)

Net increase in net assets resulting from operations (1)	0.86	0.66
Distributions to stockholders (1), (2)	(0.87)	(0.86)

Net asset value, end of period	$14.05	$13.75

Per share market value, end of period	$14.11	$12.40

Total return* (3)	13.42%	11.68%
Shares outstanding at end of period	32,480,074	26,730,074

Ratios** / Supplemental Data:
Ratio of operating expenses to average net assets (4)	3.74%	2.72%
Ratio of Credit Facility related expenses to average net assets (5)	2.01%	1.46%

Ratio of total expenses to average net assets (5)	5.75%	4.18%
Ratio of net investment income to average net assets (5)	7.38%	7.05%
Net assets at end of period	$456,311,718	$367,638,633

Weighted average debt outstanding	$277,085,083	$112,950,484

Weighted average debt per share (1)	$9.38	$4.23
Asset coverage per unit (6)	$2,554	$2,391
Portfolio turnover ratio	62.21%	26.66%

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2017

(Unaudited)

*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
(1)	Based on the weighted average shares outstanding for the respective periods.
(2)	The tax status of distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP, and reported on Form 1099-DIV each calendar year.
(3)	Based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(4)	Excludes Credit Facility related costs.
(5)	Credit Facility amendment costs, if any, are not annualized.
(6)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated on our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit.

10. CREDIT FACILITY

Funding I’s multi-currency Credit Facility with affiliates of SunTrust Bank, or the Lenders, was $375 million as of June 30, 2017, subject to satisfaction of certain conditions and the regulatory restrictions that the 1940 Act imposes on us as a BDC, has an interest rate spread above LIBOR of 200 basis points, a maturity date of August 2020 and a revolving period that ends in August 2018. As of June 30, 2017 and September 30, 2016, Funding I had $291.2 million and $232.9 million of outstanding borrowings under the Credit Facility, respectively. The Credit Facility had an interest rate of 3.00% and 2.57%, as of June 30, 2017 and September 30, 2016, respectively, excluding the undrawn commitment fees of 0.375%. The annualized weighted average cost of debt for the nine months ended June 30, 2017 and 2016, inclusive of the fee on the undrawn commitment and amendment costs on the Credit Facility, was 3.02% and 5.01%, respectively.

During the revolving period, the Credit Facility bears interest at LIBOR plus 200 basis points and, after the revolving period, the rate sets to LIBOR plus 425 basis points for the remaining two years, maturing in August 2020. The Credit Facility is secured by all of the assets of Funding I. Both PennantPark Floating Rate Capital Ltd. and Funding I have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

The Credit Facility contains covenants, including, but not limited to, restrictions of loan size, industry requirements, average life of loans, geographic and individual portfolio concentrations, minimum portfolio yield and loan payment frequency. Additionally, the Credit Facility requires the maintenance of a minimum equity investment in Funding I and income ratio as well as restrictions on certain payments and issuance of debt. For instance, we must maintain at least $25 million in equity and must maintain an interest coverage ratio of at least 125%. The Credit Facility compliance reporting is prepared on a basis of accounting other than GAAP. As of June 30, 2017, we were in compliance with the covenants relating to our Credit Facility.

We own 100% of the equity interest in Funding I and treat the indebtedness of Funding I as our leverage. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with our asset coverage ratio after such borrowing. Our Investment Adviser serves as collateral manager to Funding I under the Credit Facility.

Our interest in Funding I (other than the management fee) is subordinate in priority of payment to every other obligation of Funding I and is subject to certain payment restrictions set forth in the Credit Facility. We may receive cash distributions on our equity interests in Funding I only after it has made all required payments of

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2017

(Unaudited)

(1) cash interest and, if applicable, principal to the Lenders, (2) administrative expenses and (3) claims of other unsecured creditors of Funding I. The Investment Adviser has irrevocably directed that any management fee owed with respect to such services is to be paid to the Company so long as the Investment Adviser remains the collateral manager.

11. COMMITMENTS AND CONTINGENCIES

From time to time, we, the Investment Adviser or the Administrator may be a party to legal proceedings, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations. Unfunded debt investments, if any, are disclosed in the Consolidated Schedules of Investments. As of June 30, 2017 and September 30, 2016, we had $47.6 million and $20.0 million, respectively, in commitments to fund investments. Additionally, as described in Note 4, the Company had commitments of up to $51.5 million to PSSL as of June 30, 2017, that may be contributed primarily for the purpose of funding new investments approved by the PSSL board of directors or investment committee.

12. SUBSEQUENT EVENTS

Subsequent to quarter-end, we were awarded approximately 14 cents per share in a litigation settlement related to a former portfolio company of MCG Capital Corporation.

PROSPECTUS

$500,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

PennantPark Floating Rate Capital Ltd. is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

Our investment objectives are to generate current income and capital appreciation while seeking to preserve capital by investing primarily in loans bearing a variable-rate of interest, or Floating Rate Loans, and other investments made to U.S. middle-market companies. Floating Rate Loans or variable-rate investments pay interest at variable-rates, which are determined periodically, on the basis of a floating base lending rate such as the London Interbank Offered Rate, or LIBOR, with or without a floor, plus a fixed spread. We can offer no assurances that we will achieve our investment objectives.

We are managed by PennantPark Investment Advisers, LLC. PennantPark Investment Administration, LLC provides the administrative services necessary for us to operate.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights, or debt securities, which we refer to, collectively, as the “securities.” We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. See “Risk Factors” on page 8 and “Sales of Common Stock Below Net Asset Value” on page 49 of this prospectus for more information.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “PFLT.” The last reported closing price for our common stock on January 13, 2017 was $14.10 per share, and our net asset value on September 30, 2016 was $14.06 per share.

This prospectus and any accompanying prospectus supplement contain important information you should know before investing in our securities. Please read them before you invest in our securities and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may also obtain such information free of charge or make stockholder inquiries by contacting us in writing at 590 Madison Avenue, New York, NY 10022, by calling us collect at (212) 905-1000 or by visiting our website at www.pennantpark.com. The information on our website is not incorporated by reference into this prospectus. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before buying any of our securities, you should read the discussion of the material risks of investing in us in “Risk Factors” beginning on page 8 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

Prospectus dated January 19, 2017

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement when considering whether to purchase any securities offered by this prospectus. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and any accompanying prospectus supplement. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell and seeking offers to buy securities only in jurisdictions where offers are permitted. The information contained in or incorporated by reference in this prospectus and any accompanying prospectus supplement is accurate only as of the date of this prospectus or such prospectus supplement. We will update these documents to reflect material changes only as required by law. Our business, financial condition, results of operations and prospects may have changed since then.

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $500,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. The information contained in this prospectus is accurate only as of the date on the front of this prospectus and our business, financial condition, results of operations and prospectus may have changed since that date. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider in making an investment decision, References to our portfolio, our investments and our business include investments we make through our consolidated subsidiaries. Some of the statements in this prospectus constitute forward-looking statements, which apply to both us and our consolidated subsidiaries, as applicable, and relate to future events, future performance or future financial condition. The forward-looking statements involve risks and uncertainties on a consolidated basis and actual results could differ materially from those projected in the forward-looking statements for many reasons, including those factors discussed in “Risk Factors” and elsewhere in this prospectus. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus and any accompanying prospectus supplement, except where the context suggests otherwise: the terms “we,” “us,” “our” and “Company” refer to PennantPark Floating Rate Capital Ltd. and its wholly-owned consolidated subsidiaries; “Funding I” refers to PennantPark Floating Rate Funding I, LLC; “PennantPark Investment Advisers” or “Investment Adviser” refers to PennantPark Investment Advisers, LLC; “PennantPark Investment Administration” or “Administrator” refers to PennantPark Investment Administration, LLC; “Code” refers to the Internal Revenue Code of 1986, as amended; “RIC” refers to a regulated investment company under the Code; “1940 Act” refers to the Investment Company Act of 1940, as amended; “BDC” refers to a business development company under the 1940 Act; “MCG” refers to MCG Capital Corporation; and “Credit Facility” refers to our multi-currency senior secured revolving credit facility, as amended and restated with SunTrust Bank and other lenders, or the Lenders.

General Business of PennantPark Floating Rate Capital Ltd.

PennantPark Floating Rate Capital Ltd. is a BDC whose objectives are to generate current income and capital appreciation while seeking to preserve capital by investing primarily in Floating Rate Loans and other investments made to U.S. middle-market companies.

We believe that Floating Rate Loans to U.S. middle-market companies offer attractive risk-reward to investors due to a limited amount of capital available for such companies and the potential for rising interest rates. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. Our investments are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. However, when compared to junk bonds and other non-investment grade debt, senior secured Floating Rate Loans typically have more robust capital-preserving qualities, such as historically lower default rates than junk bonds, represent the senior source of capital in a borrower’s capital structure and often have certain of the borrower’s assets pledged as collateral. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Under normal market conditions, we generally expect that at least 80% of the value of our Managed Assets, which means our net assets plus any borrowings for investment purposes, will be invested in Floating Rate Loans and other investments bearing a variable-rate of interest. We generally expect that senior secured debt, or first lien loans, will represent at least 65% of our overall portfolio. We also generally expect to invest up to 35% of our overall portfolio opportunistically in other types of investments, including mezzanine securities and, to a lesser extent, equity investments. We seek to create a diversified portfolio by generally targeting an investment size between $3 million and $15 million, on average, although we expect that this investment size will vary proportionately with the size of our capital base.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our Credit Facility, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives. For a description of our Credit Facility, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources.”

Organization and Structure of PennantPark Floating Rate Capital Ltd.

PennantPark Floating Rate Capital Ltd., a Maryland corporation organized in October 2010, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Funding I, our wholly owned subsidiary and a special purpose entity, was organized in Delaware as a limited liability company in May 2011. We formed Funding I in order to establish our Credit Facility.

In August 2015, we completed the acquisition of MCG pursuant to the Agreement and Plan of Merger, or the Merger Agreement, by and among MCG, our Investment Adviser and the Company. As a result of the transactions completed by the Merger Agreement, MCG was ultimately merged with and into PFLT Funding II, LLC with PFLT Funding II, LLC as the surviving company.

Our Investment Adviser and Administrator

We utilize the investing experience and contacts of PennantPark Investment Advisers in developing what we believe is an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since our Investment Adviser’s inception in 2007, it has raised about $3.0 billion in debt and equity capital and has invested $5.5 billion in more than 400 companies with over 160 different financial sponsors through its managed funds.

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC. The Administrator assists in the determination and publication of our net asset value, or NAV, oversees the preparation and filing of our tax returns, and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator provides, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” for more information.

Market Opportunity

We believe that the limited amount of capital available to middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for us. From our perspective, middle market companies have faced difficulty in raising debt through the capital markets and private markets. We believe that, as a result of the difficulties in the credit markets and fewer sources of capital for middle-market companies, we see opportunities for improved risk-reward on our investments. Furthermore, we believe with a large pool of uninvested private equity capital seeking debt capital to complete private investments and a substantial supply of refinancing opportunities, there is an opportunity to attain attractive risk-reward with debt investments. See “Business” for more information.

Competitive Advantages

We believe that we have competitive advantages over other capital providers to middle-market companies, such as a management team with an average of over 25 years of experience in senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses, a disciplined investment approach with strong value orientation, an ability to source and evaluate transactions through our Investment Adviser’s proactive research capability and established network and flexible transaction structuring that allows for us to invest across the capital structure. See “Business” for more information.

Competition

Our primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial finance companies, collateralized loan obligation, or CLO, funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities in middle-market companies can be intense. However, we believe that from time to time there has been a reduction in the amount of debt capital available to middle-market companies, which we believe has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. See “Risk Factors — Risk Relating to our Business and Structure — We operate in a highly competitive market for investment opportunities” for more information.

Leverage

We currently use and expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks associated with leverage. See “Risk Factors — Risks Relating to our Business and Structure” for more information. We believe that our capital resources provide us with the flexibility to take advantage of market opportunities when they arise. Our use of leverage, as calculated under the asset coverage ratio of the 1940 Act, may generally range between 70% and 90% of our net assets, or 40% and 50% of our Managed Assets. We cannot assure investors that our leverage will remain within the range. The amount of leverage that we employ will depend on our assessment of the market and other factors at the time of any proposed borrowing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for more information.

Operating and Regulatory Structure

Our investment activities are managed by PennantPark Investment Advisers. Our board of directors, a majority of whom are independent of us, provides overall supervision of our activities, and the Investment Adviser supervises our day-to-day activities. Under our investment management agreement, or the Investment Management Agreement, we have agreed to pay our Investment Adviser an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. See “Certain Relationships and Transactions—Investment Management Agreement” for more information.

We have also entered into an administration agreement, or the Administration Agreement, with the Administrator. Under our Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. See “Certain Relationships and Transactions—Administration Agreement” for more information.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation” for more information. We have elected, and intend to qualify annually, to be treated for federal income tax purposes under the Code as a RIC. See “Material U.S. Federal Income Tax Considerations” for more information.

Use of Proceeds

We may use the net proceeds from selling securities pursuant to this prospectus to reduce our then-outstanding debt obligations, to invest in new or existing portfolio companies, to capitalize a subsidiary or for other general corporate or strategic purposes. Any supplements to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds” for more information.

Distributions on Common Stock

We intend to continue our monthly distributions to our stockholders. Our monthly distributions, if any, are determined by our board of directors. See “Distributions” for more information.

Dividends on Preferred Stock

We may issue preferred stock from time to time, although we have no immediate intention to do so. Any such preferred stock will be a senior security for purposes of the 1940 Act and, accordingly, subject to the leverage test under that Act. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from weekly to quarterly and is subject to extension. The dividend rate could be variable and determined for each dividend period. See “Description of our Preferred Stock” for more information.

Dividend Reinvestment Plan

We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock rather than receiving the cash distribution. Registered stockholders must notify our transfer agent in writing if they wish to ‘opt-out’ of the dividend reinvestment plan. See “Dividend Reinvestment Plan” for more information.

Plan of Distribution

We may offer, from time to time, up to $500 million of our securities, on terms to be determined at the time of each such offering and set forth in a supplement to this prospectus.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., or FINRA, the compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 10% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the terms of the particular securities to be offered and the method of the offering of such securities. See “Plan of Distribution” for more information.

Our Corporate Information

Our administrative and principal executive offices are located at 590 Madison Avenue, 15th Floor, New York, NY 10022. Our common stock is quoted on the NASDAQ Global Select Market under the symbol “PFLT.” Our phone number is (212) 905-1000, and our Internet website address is www.pennantpark.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider information contained on our website to be part of this prospectus or any supplements to this prospectus. We file periodic reports, proxy statements and other information with the SEC and make such reports available on our website free of charge as soon as reasonably practicable. You may read and copy the materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an internet site at www.sec.gov that contains material that we file with the SEC on the EDGAR Database.

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary from actual results. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus or any prospectus supplements, if any, contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses (as a percentage of offering price)
Sales load		%(1)
Offering expenses		%(2)
Total stockholder expenses		%
Estimated annual expenses (as a percentage of average net assets attributable to common shares)(3)
Management fees	1.63	%(4)
Incentive fees	1.30	%(5)
Interest on borrowed funds	1.58	%(6)
Other expenses	0.90	%(7)

Total estimated annual expenses	5.41	%(8)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	Net assets attributable to common shares equals average net assets for the fiscal year ended September 30, 2016.
(4)	The contractual management fee is calculated at an annual rate of 1.00% of our average adjusted gross assets on September 30, 2016. See “Certain Relationships and Transactions—Investment Management Agreement” for more information.
(5)	The portion of incentive fees paid with respect to net investment income and capital gains, if any, is based on actual amounts incurred during the fiscal year ended September 30, 2016. Such incentive fees are based on performance, vary from period to period and are not paid unless our performance exceeds specified thresholds. Incentive fees in respect of net investment income do not include incentive fees in respect of net capital gains. The portion of our incentive fee paid in respect of net capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For purposes of this chart and our Consolidated Financial Statements, our incentive fees on capital gains are calculated in accordance with U.S. generally accepted accounting principles, or GAAP. As we cannot predict our future net investment income or capital gains, the incentive fee paid in future periods, if any, may be substantially different than the fee earned during the fiscal year ended September 30, 2016. For more detailed information about the incentive fee, please see “Certain Relationships and Transactions—Investment Management Agreement” for more information.
(6)

As of September 30, 2016, we had $232.9 million in borrowings outstanding under our $350 million Credit Facility. We may use proceeds of an offering of securities under this registration statement to repay outstanding obligations under our Credit Facility. After completing any such offering, we may continue to borrow under our Credit Facility to finance our investment objectives. Annual interest expense on borrowed funds represents actual interest expense and amendment costs incurred on our Credit Facility for the fiscal year ended September 30, 2016 and we caution you that our actual interest expense in the future will depend on prevailing interest rates and our rate of borrowing, which may be substantially higher than the amount provided in this table. See “Risk Factors—Risks Relating to our Business and Structure—We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage” for more information.
(7)	“Other expenses” includes our general and administrative expenses, professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan and the expenses of the Investment Adviser reimbursable under our Investment Management Agreement and of the Administrator reimbursable under our Administration Agreement. Such expenses are based on estimated amounts for the current fiscal year.
(8)	“Total estimated annual expenses” as a percentage of average net assets attributable to common shares, to the extent we borrow money to make investments, are higher than the total estimated annual expenses percentage would be for a company that is not leveraged. We may borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total estimated annual expenses” percentage be calculated as a percentage of average net assets (defined as total assets less indebtedness) rather than total assets, which include assets that have been funded with borrowed money. For a presentation and calculation of total estimated annual expenses based on average total assets, see page 37 of this prospectus.

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in common shares, assuming (1) a 3.00% sales load (underwriting discounts and commissions) and offering expenses totaling 0.48%, (2) total net estimated annual expenses of 4.11% of average net assets attributable to common shares as set forth in the table above (other than performance-based incentive fees) and (3) a 5% annual return.

You would pay the following expenses on a $1,000 common stock investment:	1 year	3 years	5 years	10 years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$75	$155	$238	$450
Assuming a 5% annual return (assumes return from only realized capital gains and thus subject to the capital gains incentive fee)	$84	$183	$281	$525

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those assumed. The table above is provided to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we were to earn an annual return equal to or less than 5% from net investment income, the incentive fee under our Investment Management Agreement would not be earned or payable. If our returns on our investments, including the realized capital gains, result in an incentive fee, then our expenses would be higher. The example assumes that all distributions are reinvested at NAV. Reinvestment of distributions under our dividend reinvestment plan may occur at a price per share that differs from NAV. See “Distributions” and “Dividend Reinvestment Plan” for more information.

RISK FACTORS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may have a material adverse effect on our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, the trading price of our common stock or any securities we may issue, may decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the United States, which could have a materially negative impact on our business, financial condition and results of operations.

The U.S. and global capital markets have experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market, the failure of major financial institutions and general volatility in the financial markets. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future. In addition, uncertainty regarding the United Kingdom referendum decision to leave the European Union (the so called “Brexit”), continuing signs of deteriorating sovereign debt conditions in Europe and an economic slowdown in China create uncertainty that could lead to further disruptions, instability and weakening consumer, corporate and financial confidence. We may in the future have difficulty accessing debt and equity capital markets, and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. government spending and deficit levels, Brexit, European sovereign debt, Chinese economic slowdown or other global economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Volatility or a prolonged disruption in the credit markets could materially damage our business.

We are required to record our assets at fair value, as determined in good faith by our board of directors, in accordance with our valuation policy. As a result, volatility in the capital markets may have a material adverse effect on our valuations and our NAV, even if we hold investments to maturity. Volatility or dislocation in the capital markets may depress our stock price below our NAV per share and create a challenging environment in which to raise equity and debt capital. As a BDC, we are generally not able to issue additional shares of our common stock at a price less than our NAV without first obtaining approval for such issuance from our stockholders and our independent directors. Additionally, our ability to incur indebtedness is limited by the asset coverage ratio requirements for a BDC, as defined under the 1940 Act. Declining portfolio values negatively impact our ability to borrow additional funds under our Credit Facility because our NAV is reduced for purposes of the asset coverage ratio. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations. A lengthy disruption in the credit markets could also materially decrease demand for our investments and could materially damage our business, financial condition and results of operations.

The significant disruption in the capital markets experienced in the past has had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. The debt capital that may be available to us in the future may be at a higher cost and have less favorable terms and conditions than those currently in effect. If our financing costs increase and we have no increase in interest income, then our net investment income will decrease. A prolonged inability to raise capital may require us to reduce the volume of investments we originate and could have a material adverse impact on our business, financial condition and results of operations. This may also increase the probability that other structural risks negatively impact us. These situations may arise due to circumstances that we may be unable to control, such as a lengthy disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or recession or an operational problem that affects third parties or us, and could materially damage our business, financial condition and results of operations.

We could be subject to reduced availability and/or mandatory prepayments under Funding I’s Credit Facility.

In addition to the asset coverage ratio requirements, our Credit Facility contains various covenants applicable to Funding I, which restricts our ability to borrow funds. For example, the income coverage covenant, or test, requires us to maintain a ratio whereby the aggregate amount of interest received on the portfolio loans must equal at least 125% of the interest payable in respect to the Lenders and other parties. Failure to satisfy the various covenants under the Credit Facility could accelerate repayment under the Credit Facility or otherwise prevent us from receiving distributions under the payment waterfall. This could materially and adversely affect our liquidity, financial condition and results of operations. Funding I’s borrowings under the Credit Facility are collateralized by the assets in Funding I’s investment portfolio. The agreements governing the Credit Facility require Funding I to comply with certain financial and operational covenants. These covenants include:

•	A requirement to retain our tax status as a RIC;

•	A requirement to maintain a minimum amount of stockholder’s equity; and

•	A requirement that our outstanding borrowings under the Credit Facility not exceed a certain percentage of the value of our portfolio.

Our continued compliance with these covenants depends on many factors, some of which are beyond our control. A material decrease in our NAV in connection with additional borrowings could result in an inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders’ equity in Funding I. This could have a material adverse effect on our operations, as it would reduce availability under the Credit Facility and could trigger mandatory prepayment obligations under the terms of the Credit Facility.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with public and private funds, including other BDCs, commercial and investment banks, commercial financing companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, also invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objectives.

Participants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Our borrowers may default on their payments, which may have a materially negative effect on our financial performance.

Our primary business exposes us to credit risk, and the quality of our portfolio has a significant impact on our earnings. Credit risk is a component of our fair valuation of our portfolio companies. Negative credit events will lead to a decrease in the fair value of our portfolio companies.

In addition, market conditions have affected consumer confidence levels, which may harm the business of our portfolio companies and result in adverse changes in payment patterns. Increased delinquencies and default rates would negatively impact our results of operations. Deterioration in the credit quality of our portfolio could have a material adverse effect on our business, financial condition and results of operations. If interest rates rise, some of our portfolio companies may not be able to pay the escalating interest on our loans and may default.

We make long-term loans and debt investments, which may involve a high degree of repayment risk. Our investments with a deferred interest feature, such as original issue discount, or OID, income and payment-in-kind, or PIK, interest, could represent a higher credit risk than investments that must pay interest in full in cash on a regular basis. We invest in companies that may have limited financial resources, typically are highly leveraged and may be unable to obtain financing from traditional sources. Accordingly, a general economic downturn or severe tightening in the credit markets could materially impact the ability of our borrowers to repay their loans, which could significantly damage our business. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan or a downturn in its industry. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on the secured assets. This could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our subordinated loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a material adverse effect on our financial condition and results of operations.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at fair value, which is derived from a market value or, if no market value is ascertainable or if market value does not reflect the fair value of such investment in the bona fide determination of our board of directors, then we would carry our investments at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation or loss. Unrealized losses of any given portfolio company could be an indication of such company’s inability in the future to meet its repayment obligations to us.

If the fair value of our portfolio companies reflects unrealized losses that are subsequently realized, we could experience reductions of our income available for distribution in future periods that could materially harm our results of operations and cause a material decline in the value of our publicly traded common stock.

We may be the target of litigation.

We may be the target of securities litigation in the future, particularly if the trading price of our common stock fluctuates significantly. We could also generally be subject to litigation, including derivative actions by our stockholders. Any litigation could result in substantial costs and divert management’s attention and resources from our business and cause a material adverse effect on our business, financial condition and results of operations.

We are dependent upon our Investment Adviser’s key personnel for our future success, and if our Investment Adviser is unable to hire and retain qualified personnel or if our Investment Adviser loses any member of its management team, our ability to achieve our investment objectives could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the senior investment professionals of our Investment Adviser for our future success. We also depend, to a significant extent, on PennantPark Investment Advisers’ access to the investment information and deal flow generated by these senior investment professionals and any others that may be hired by PennantPark Investment Advisers. Subject to the overall supervision of our board of directors, the managers of our Investment Adviser evaluate, negotiate, structure, close and monitor our investments. Our future success depends on the continued service of management personnel of our Investment Adviser. The departure of managers of PennantPark Investment Advisers could have a material adverse effect on our ability to achieve our investment objectives. In addition, we can offer no assurance that PennantPark Investment Advisers will remain our Investment Adviser. The Investment Adviser has the right, under the Investment Management Agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not.

If our Investment Management Agreement is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

We are exposed to risks associated with changes in interest rates that may affect our cost of capital and net investment income.

Since we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds will increase and the interest rate on investments with an interest rate floor will not increase until interest rates exceed the applicable floor, which will reduce our net investment income. We may use interest rate risk management techniques, such as total return swaps and interest rate swaps, in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions and we will initially have to purchase or develop such expertise, which may diminish the actual benefits of any hedging strategy we employ. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk” for more information.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments once the interest rate exceeds the applicable floor. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle and may result in a substantial increase of the amount of incentive fees payable to our Investment Adviser with respect to Pre-Incentive Fee Net Investment Income.

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in interest rates may result in both lower interest rates on new investments and higher repayments on current investments with higher interest rates, which may have an adverse impact on our net investment income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates or are subject to interest rate floors and also could increase our interest expense on our Credit Facility, thereby decreasing our net investment income. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Our financial condition and results of operation depend on our ability to manage future growth effectively.

Our ability to achieve our investment objectives depends on our ability to grow, which depends, in turn, on our Investment Adviser’s ability to identify, invest in and monitor companies that meet our investment selection criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The management team of PennantPark Investment Advisers has substantial responsibilities under our Investment Management Agreement. In order for us to grow, our Investment Adviser will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any current or future employees will contribute effectively to the work of, or remain associated with, the Investment Adviser. We caution you that the principals of our Investment Adviser or Administrator may also be called upon to provide and currently do provide managerial assistance to portfolio companies and other investment vehicles, including other BDCs, which are managed by the Investment Adviser. Such demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We are highly dependent on information systems and systems failures could have a material adverse effect on our business, financial condition and results of operations.

Our business depends on the communications and information systems, including financial and accounting systems, of the Investment Adviser, the Administrator and our sub-administrator. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our business, financial condition and results of operations.

We may not replicate the historical performance of other investment companies and funds with which our senior and other investment professionals have been affiliated.

The 1940 Act imposes numerous constraints on the investment activities of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies (public companies with a market capitalization of less than $250 million), cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. These constraints may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objectives. In addition, the investment philosophy and techniques used by the Investment Adviser may differ from those used by other investment companies and funds advised by the Investment Adviser. Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies and funds with which our senior and other investment professionals have been affiliated, and we caution that our investment returns could be substantially lower than the returns achieved by such other companies.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility, which could have a material adverse effect on our business, financial condition and results of operations.

Loss of RIC tax status would substantially reduce our net assets and income available for debt service and distributions.

We have operated and continue to operate so as to maintain our election to be treated as a RIC under Subchapter M of the Code. If we meet the annual source of income, quarterly asset diversification, and distribution requirements, we generally will not be subject to corporate-level income taxation on income we timely distribute, or deem to distribute, as dividends for U.S. federal income tax purposes to our stockholders. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because, in certain cases, we may recognize income before or without receiving cash representing such income. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for debt service as well as reduce and/or affect the character and amount of our distributions to our stockholders. Even if we qualify as a RIC, we generally will be subject to a 4% nondeductible excise tax if we do not distribute to our stockholders in respect of each calendar year of an amount at least equal to the sum of (1) 98% of our net ordinary income (subject to certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year plus (3) any net ordinary income or capital gain net income for preceding years that was not distributed during such years and on which we were not subject to corporate income tax.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as OID and PIK interest, which represents interest added to the loan balance and due at the end of the loan term. OID, which could be significant relative to our overall investment assets, and increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, such as amounts attributable to foreign currency transactions. Our investments with a deferred interest feature, such as PIK interest, may represent a higher credit risk than loans for which interest must be paid in full in cash on a regular basis. For example, even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is scheduled to occur upon maturity of the obligation.

The part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide PIK or OID interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

We may have difficulty meeting the tax requirement to distribute at least 90% of the sum of our ordinary income and realized net short-term capital gains, if any, to obtain RIC tax benefits. Accordingly, we may have to sell some of our investments at times or prices we would not consider advantageous, or raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements, which could have a material adverse effect on our business, financial condition and results of operations. If we are not able to obtain cash from other sources, we may lose our RIC tax status and thus be subject to corporate-level income tax.

Because we intend to distribute substantially all of our income to our stockholders to maintain our tax status as a RIC, we will need to raise additional capital to finance our growth. If funds are not available to us, we may need to curtail new investments, and our common stock value could decline.

In order to satisfy the requirements to be treated as a RIC for federal income tax purposes, we intend to distribute to our stockholders substantially all of our investment company taxable income and net capital gains each taxable year. However, we may retain all or a portion of our net capital gains and pay applicable income taxes with respect thereto and elect to treat such retained net capital gains as deemed dividend distributions to our stockholders.

As a BDC, we are required to meet a 200% asset coverage ratio of total assets to total senior securities, which includes all of our borrowings, and any preferred stock we may issue in the future. This requirement limits the amount we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous. In addition, the issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

We are partially dependent on our subsidiary Funding I for cash distributions to enable us to meet the RIC distribution requirements. Funding I may be limited by its covenants from making certain distributions to us that may be necessary to fulfill our requirements to be subject to tax as a RIC for federal income tax purposes. We may have to request a waiver of these covenants’ restrictions for Funding I to make certain distributions to enable us to be treated as a RIC for federal income tax purposes. We cannot assure you that Funding I will be granted such a waiver, and if Funding I is unable to obtain a waiver, compliance with the covenants may cause us to incur a corporate-level income tax.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of additional senior securities or other indebtedness, the issuance of additional shares of our common stock, the issuance of warrants or subscription rights to purchase certain of our securities, or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks, or other financial institutions, up to the maximum amount permitted by the 1940 Act. Under the 1940 Act, the asset coverage ratio requirements permit us to issue senior securities or incur indebtedness subject to certain limits. Our ability to pay distributions or issue additional senior securities would be restricted if our asset coverage ratio was not met. If the value of our assets declines, we may be unable to satisfy the asset coverage ratio. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous, which could materially damage our business, financial condition and results of operations.

•	Senior Securities. As a result of issuing senior securities, we are exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock. Furthermore, the issuance of preferred securities could have the adverse effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest. Our senior securities may include conversion features that cause them to bear risks more closely associated with an investment in our common stock.

•

Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below NAV per share without first obtaining certain approvals from our stockholders and our board of directors. Also, subject to the requirements of the 1940 Act, we may issue rights to acquire our common stock at a price below the current NAV per share of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. However, when required to be undertaken, the procedures used by the board of directors to determine the NAV per share of our common stock within 48 hours of each offering of our common stock may differ materially from and will necessarily be more abbreviated than the procedures used by the board of directors to determine the NAV per share of our common stock at the end of each quarter because there is a time-intensive process each quarter to determine the NAV per share of our common stock which cannot be completed in 48 hours. The quarterly process includes preliminary valuation conclusions, engagement of independent valuation firms and review by those firms of preliminary valuation conclusions. See “Determination of Net Asset Value.” By contrast, the procedures in connection with an offering may yield a NAV that is less precise than the NAV determined at the end of each quarter. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with such rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, for us to file a post-effective amendment to a registration statement on Form N-2, we must then be qualified to register our securities under the requirements of Form S-3. We may actually issue shares above or below a future NAV. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders would experience voting dilution.

•	Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future, as market conditions permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. Even though we expect the pool of loans that we contribute to any such securitization vehicle to be rated below investment grade, because the securitization vehicle’s portfolio of loans would secure all of the debt issued by such vehicle, a portion of such debt may be rated investment grade, subject in each case to market conditions that may require such portion of the debt to be over collateralized and various other restrictions. If applicable accounting pronouncements or SEC staff guidance require us to consolidate the securitization vehicle’s financial statements with our financial statements, any debt issued by it would be generally treated as if it were issued by us for purposes of the asset coverage ratio applicable to us. In such case, we would expect to retain all or a portion of the equity and/or subordinated notes in the securitization vehicle. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. We may hold subordinated debentures in any such securitization vehicle and, if so, we would not consider such securities to be senior securities. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of a portion of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and less liquid.

We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

Because we borrow funds through Funding I to make investments, we are exposed to increased risk of loss due to our use of debt to make investments. A decrease in the value of our investments will have a greater negative impact on the NAV attributable to our common stock than it would if we did not use debt. Our ability to pay distributions may be restricted when our asset coverage ratio is not met and any cash that we use to service our indebtedness is not available for distribution to our common stockholders.

Our current debt is governed by the terms of the Credit Facility and future debt may be governed by an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, bear the cost of issuing and servicing debt. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock and may also carry leverage related risks. Leverage magnifies the potential risks for loss and the risks of investing in us, both as detailed below.

If we incur additional debt, it could increase the risk of investing in our shares.

We have indebtedness outstanding pursuant to our Credit Facility and expect in the future to borrow additional amounts under our Credit Facility or other debt securities, subject to market availability, and, may increase the size of our Credit Facility. We cannot assure you that our leverage will remain at current levels. The amount of leverage that we employ will depend upon our assessment of the market and other factors at the time of any proposed borrowing. Lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or preferred stockholders, if any, and we have granted a security interest in Funding I’s assets in connection with our Credit Facility borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. Any future debt issuance will increase our leverage and may be subordinate to our Credit Facility. In addition, borrowings or debt issuances, also known as leverage, magnify the potential for loss or gain on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets decreases, then leveraging would cause the NAV attributable to our common stock to decline more than it otherwise would have had we not utilized leverage. Similarly, any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common or preferred stock. Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.

As of September 30, 2016, we had outstanding borrowings of $232.9 million under our Credit Facility with a current interest rate of 2.57% exclusive of the fees on the undrawn commitment. To cover the annual interest on our borrowings of $232.9 million outstanding at September 30, 2016, at the weighted average annual rate of 2.57%, we would have to receive an annual yield of at least 0.98%. This example is for illustrative purposes only, and actual interest rates on our Credit Facility or any future borrowings are likely to fluctuate. The costs associated with our borrowings, including any increase in the management fee or incentive fee payable to our Investment Adviser, are and will be borne by our common stockholders.

The following table is designed to illustrate the effect on the return to a holder of our common stock of the leverage created by our use of borrowing at September 30, 2016 of 37% of total assets (including such borrowed funds), at the current interest rate at the time of 2.57%, and assumes hypothetical annual returns on our portfolio of minus 10 to plus 10 percent. The table also assumes that we will maintain a constant level of leverage and weighted average interest rate. The amount of leverage and cost of borrowing that we use will vary from time to time. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed return on portfolio (net of expenses)(1)	(10.0)%	(5.0)%	—%	5.0%	10.0%
Corresponding return to common stockholders(2)	(18.4)%	(10.0)%	(1.6)%	6.8%	15.2%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “corresponding return to common stockholders,” the “assumed return on portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense expected to be accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “corresponding return to common stockholders.”

We may in the future determine to fund a portion of our investments with debt securities, which would magnify the potential for loss and the risks of investing in us.

As a result of any issuance of debt securities, we would be exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our common stockholders. Payment of interest on such debt securities must take preference over any other distributions or other payments to our common stockholders. If we issue debt securities in the future, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility. Furthermore, any cash that we use to service our indebtedness would not be available for the payment of distributions to our common stockholders.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings, if any, are an assessment of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of any publicly issued debt securities. Our credit ratings, generally may not reflect the potential impact of risks related to market conditions or other factors discussed above on the market value of, or trading market for, any publicly issued debt securities.

Market conditions may make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so would have a material adverse effect on our business.

Our Credit Facility expires in August 2020. We utilize proceeds from the Credit Facility to make investments in our portfolio companies. The duration of many of our investments exceeds the duration of our indebtedness under our Credit Facility. This means that we will have to extend the maturity of our Credit Facility or refinance our indebtedness under our Credit Facility in order to avoid selling investments at maturity of the Credit Facility, at which time such sales may be at prices that are disadvantageous to us, which could materially damage our business. In addition, future market conditions may affect our ability to renew or refinance our Credit Facility on terms as favorable as those in our existing Credit Facility. If we fail to extend or refinance the indebtedness outstanding under our Credit Facility by the time it becomes due and payable, the administrative agent of the Credit Facility may elect to exercise various remedies, including the sale of all or a portion of the collateral securing the Credit Facility, subject to certain restrictions, any of which could have a material adverse effect on our business, financial condition and results of operations. The illiquidity of our investments may make it difficult for us to sell such investments. If we are required to sell our investments on short-term notice, we may not receive the value that we have recorded for such investments, and this could materially affect our results of operations.

We may in the future determine to fund a portion of our investments with preferred stock, which is another form of leverage and would magnify the potential for loss and the risks of investing in us.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. If we issue preferred securities they would rank “senior” to common stock in our capital structure. Payment of dividends on, and repayment of the liquidation preference of, such preferred stock would typically take preference over any dividends or other payments to our common stockholders. Also, preferred stockholders are not typically subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference. Furthermore, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stockholders. Also, the issuance of preferred securities could have the adverse effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

Our interests in Funding I are subordinated.

We own 100% of the equity interests in Funding I. We consolidate Funding I in our Consolidated Financial Statements and treat the indebtedness of Funding I as our leverage. Our interests in Funding I (other than the management fees that the Investment Adviser has irrevocably directed to be paid to us) are subordinate in priority of payment to every other obligation of Funding I and are subject to certain payment restrictions set forth in the Credit Facility documents. We may receive cash distributions on our equity interests in Funding I only after it has made all (1) required cash interest and, if applicable, principal payments to the Lenders, (2) required administrative expenses and (3) claims of other unsecured creditors of Funding I. We cannot assure you that there will be sufficient funds available to make any distributions to us or that such distributions will meet our expectations.

Our equity interests in Funding I are subordinate to all of the secured and unsecured creditors, known or unknown, of Funding I, including the Lenders. Consequently, to the extent that the value of Funding I’s portfolio of loan investments has been reduced as a result of conditions in the credit markets, defaulted loans, capital losses exceeding gains on the underlying assets, prepayments or changes in interest rates, the return on our investment in Funding I could be reduced. Accordingly, our investment in Funding I is subject to a complete risk of loss.

We may not receive cash on our equity interests from Funding I.

Except for management fees that PennantPark Investment Advisers has irrevocably directed to be paid to us, we receive cash from Funding I only to the extent that we receive distributions on our equity interests in Funding I. Funding I may make equity distributions on such interests only to the extent permitted by the payment priority provisions of the Credit Facility. The Credit Facility generally provides that payments on such interests may not be made on any payment date unless all amounts owing to the Lenders and other secured parties are paid in full. In the event that we fail to receive cash from Funding I, we could be unable to make distributions to our stockholders in amounts sufficient to maintain our ability to be subject to tax as a RIC. We also could be forced to sell investments in portfolio companies at less than their fair value in order to continue making such distributions.

There are significant potential conflicts of interest which could impact our investment returns.

The professionals of the Investment Adviser and Administrator may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by affiliates of us that currently exist or may be formed in the future. The Investment Adviser and Administrator may be engaged by such funds at any time and without the prior approval of our stockholders or our board of directors. Our board of directors monitors any potential conflict that may arise upon such a development. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Currently, the executive officers and directors, as well as the current senior investment professionals of the Investment Adviser, may serve as officers and directors of our affiliated funds. In addition, we note that any affiliated investment vehicles currently formed or formed in the future and managed by the Investment Adviser or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Investment Adviser may face conflicts in allocating investment opportunities between us and such other entities. Although the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Investment Adviser or an investment manager affiliated with the Investment Adviser. In any such case, when the Investment Adviser identifies an investment, it is forced to choose which investment fund should make the investment. We may co-invest on a concurrent basis with any other affiliates that the Investment Adviser currently has or forms in the future, subject to compliance with applicable regulations and regulatory guidance, our exemptive relief and our allocation procedures.

In the ordinary course of our investing activities, we pay investment advisory and incentive fees to the Investment Adviser, and reimburse the Investment Adviser for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of the Investment Adviser has interests that differ from those of our stockholders, giving rise to a conflict. For example, the Investment Adviser may seek to invest in more speculative investments in order to increase its incentive fee, which practice could result in higher investment losses, particularly during economic downturns.

We have entered into a license agreement, or the License Agreement, with PennantPark Investment Advisers, pursuant to which the Investment Adviser has agreed to grant us a royalty-free non-exclusive license to use the name “PennantPark.” The License Agreement will expire (i) upon expiration or termination of the Investment Management Agreement, (ii) if the Investment Adviser ceases to serve as our investment adviser, (iii) by either party upon 60 days’ written notice or (iv) by the Investment Adviser at any time in the event we assign or attempt to assign or sublicense the License Agreement or any of our rights or duties thereunder without the prior written consent of the Investment Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name.

In addition, we pay PennantPark Investment Administration, an affiliate of the Investment Adviser, our allocable portion of overhead and other expenses incurred by PennantPark Investment Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. These arrangements may create conflicts of interest that our board of directors must monitor.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. However, as a result of our irrevocable election to apply the fair value option to our Credit Facility future decreases of fair value of our debt is expected to have a corresponding increase to our NAV. Similarly, future increases in the fair value of our debt may have a corresponding decrease to our NAV. Any future indebtedness that we elect the fair value option for may have similar effects on our NAV as our Credit Facility. This is expected to mitigate volatility in our earnings and NAV. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including conversion to open-end status and, accordingly, preferred stockholders could veto any such changes in addition to any ability of common and preferred stockholders, voting together as a single class, to veto such matters. Restrictions imposed on the declarations and payment of distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our ability to be subject to tax as a RIC for U.S. federal income tax purposes, which could have a material adverse effect on our business, financial condition and results of operations.

We may in the future issue securities for which there is no public market and for which we expect no public market to develop.

In order to raise additional capital, we may issue debt or other securities for which no public market exists, and for which no public market is expected to develop. If we issue shares of our common stock as a component of a unit security, we would expect the common stock to separate from the other securities in such unit after a period of time or upon occurrence of an event and to trade publicly on the NASDAQ Global Select Market, which may cause volatility in our publicly traded common stock. To the extent we issue securities for which no public market exists and for which no public market develops, a purchaser of such securities may not be able to liquidate the investment without considerable delay, if at all. If a market should develop for our debt and other securities, the price may be highly volatile, and our debt and other securities may lose value.

If we issue preferred stock, debt securities or convertible debt securities the NAV and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities and/or convertible debt would likely cause the NAV and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced or entirely eliminated. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the NAV of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our common stock than if we were not leveraged through the issuance of preferred stock, debt securities or convertible debt. This decline in NAV would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios or other covenants which may be required by the preferred stock, debt securities and/or convertible debt or risk a downgrade in the ratings of the preferred stock, debt securities and/or convertible debt or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities, convertible debt or any combination of these securities may have different interests than holders of common stock and may at times have disproportionate influence over our business.

The ability to sell investments held by Funding I is limited.

The Credit Facility places restrictions on the collateral manager’s ability to sell investments. As a result, there may be times or circumstances during which the collateral manager is unable to sell investments or take other actions that might be in our best interests.

The trading market or market value of any publicly issued debt or convertible debt securities may be volatile.

If we publicly issue debt or convertible debt securities, they initially will not have an established trading market. We cannot assure investors that a trading market for our publicly issued debt or convertible debt securities would develop or be maintained if developed. In addition to our creditworthiness, many factors may have a material adverse effect on the trading market for, and market value of, our publicly issued debt or convertible debt securities.

These factors include the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical or similar to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption, repayment or convertible features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates; and

•	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may have a material adverse effect on the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Terms relating to debt redemption may have a material adverse effect on the return on any debt securities.

If we issue debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

If we issue subscription rights or warrants for our common stock, your interest in us may be diluted as a result of such rights or warrants offering.

Stockholders who do not fully exercise rights or warrants issued to them in an offering of subscription rights or warrants to purchase our common stock should expect that they will, at the completion of an offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights or warrants. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price or warrant exercise price is less than our NAV per share of common stock at the time of an offering, then our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any such decrease in NAV is not predictable because it is not known at this time what the subscription price, warrant exercise price or NAV per share will be on the expiration date of such rights offering or what proportion of our common stock will be purchased as a result of any such offering.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became effective in 2010. Although many provisions of the Dodd-Frank Act have delayed effectiveness or will not become effective until the relevant federal agencies issue new rules to implement the

Dodd-Frank Act, the Dodd-Frank Act may nevertheless have a material adverse impact on the financial services industry as a whole and on our business, financial condition and results of operations. Accordingly, we are continuing to evaluate the effect the Dodd-Frank Act or implementing its regulations will have on our business, financial condition and results of operations.

Changes in laws or regulations governing our operations or those of our portfolio companies may adversely affect our business.

We and our portfolio companies are subject to laws and regulation at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations that govern our operations or those of our portfolio companies could have a material adverse effect on our business, financial condition and results of operations. See “Regulation” for more information.

Our board of directors may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, under the 1940 Act, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

We are subject to risks associated with cybersecurity and cyber incidents.

Our business relies on secure information technology systems. These systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources (i.e., cyber incidents). These attacks could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption and result in disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships, any of which could have a material adverse effect on our business, financial condition and results of operations. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by the Investment Adviser and third-party service providers. We, along with our Investment Adviser, have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of the risk of a cyber incident, may be ineffective and do not guarantee that a cyber incident will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

RISKS RELATING TO THE ILLIQUID NATURE OF OUR PORTFOLIO ASSETS

We invest in illiquid assets, and our valuation procedures with respect to such assets may result in recording values that are materially different than the values we ultimately receive upon disposition of such assets.

All of our investments are recorded using broker or dealer quotes, if available, or at fair value as determined in good faith by our board of directors. We expect that most, if not all, of our investments (other than cash and cash equivalents) and the fair value of the Credit Facility will be classified as Level 3 under the Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 820, Fair Value Measurements and Disclosures, or ASC 820. This means that the portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability. We expect that inputs into the determination of fair value of our portfolio investments and Credit Facility borrowings will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by such a disclaimer materially reduces the reliability of such information. As a result, there will be uncertainty as to the value of our portfolio investments.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining fair value in good faith, we generally obtain financial and other information from portfolio companies, which may represent unaudited, projected or pro forma financial information. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically fair value each individual investment on a quarterly basis. We record unrealized appreciation if we believe that our investment has appreciated in value. Likewise, we record unrealized depreciation if we believe that our investment has depreciated in value. We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded on our Consolidated Statements of Operations as net change in unrealized appreciation or depreciation.

All of our investments are recorded at fair value as determined in good faith by our board of directors. Our board of directors uses the services of nationally recognized independent valuation firms to aid it in determining the fair value of our investments. The factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and cash flows, the markets in which the portfolio company does business, comparison to publicly traded companies and other relevant factors. Because valuations may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially lower than the values that we ultimately realize upon the disposal of such investments.

The lack of liquidity in our investments may adversely affect our business.

We may acquire our investments directly from the issuer in privately negotiated transactions. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. We typically exit our investments when the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering of the company, but we are not required to do so.

The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises, particularly at times when the market for illiquid securities is substantially diminished. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the investments, market events, economic conditions or investor perceptions. Domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographical region, can reverberate and have materially negative consequences for other market, economic or regional sectors in a manner that may not be foreseen and which may materially harm our business.

A general disruption in the credit markets could materially damage our business.

We are susceptible to the risk of significant loss if we are forced to discount the value of our investments in order to provide liquidity to meet our debt maturities. Funding I’s borrowings under its Credit Facility are collateralized by the assets in our investment portfolio. A general disruption in the credit markets could result in diminished demand for our securities. In addition, with respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to draw down Funding I’s Credit Facility. These situations may arise due to circumstances that we may be unable to control, such as a general disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or an operational problem that affects our counterparties or us, and could materially damage our business.

We may invest in over-the-counter securities, which have and may continue to face liquidity constraints, to provide us with liquidity.

The market for over-the-counter traded securities has and may continue to experience limited liquidity and other weakness as the viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

We intend to invest primarily in Floating Rate Loans, which may consist of senior secured debt and mezzanine debt, and, to a lesser extent, equity investments issued by U.S. middle-market companies.

1.	Floating Rate Loans: The Floating Rate Loans we invest in are usually rated below investment grade or may also be unrated. Investments in Floating Rate Loans rated below investment grade are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to us, and such defaults could reduce our NAV and income distributions. An economic downturn would generally lead to a higher default rate by portfolio companies. A Floating Rate Loan may lose significant market value before a default occurs and we may experience losses due to the inherent illiquidity of the investments. Moreover, any specific collateral used to secure a Floating Rate Loan may decline in value or become illiquid, which would adversely affect the Floating Rate Loan’s fair value. Floating Rate Loans are subject to a number of risks, including liquidity risk and the risk of investing in below investment-grade, variable-rate securities.

Floating Rate Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to us, a reduction in the fair value of the investment and a potential decrease in our NAV. There can be no assurance that the liquidation of any collateral securing a Floating Rate Loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a borrower, we could experience delays or limitations with respect to our ability to realize the benefits of the collateral securing a Floating Rate Loan. The collateral securing a Floating Rate Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Some loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the rights in collateral of such loans to presently existing or future indebtedness of the borrower or take other actions detrimental to the holders of loans including, in certain circumstances, invalidating such loans or causing interest previously paid to be refunded to the borrower. Either such step could materially negatively affect our performance.

We may acquire Floating Rate Loans through assignments or participations of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and we may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which we have purchased the participation. As a result, we will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, we will not be able to conduct the same level of due diligence on a borrower or the quality of the Floating Rate Loan with respect to which we are buying a participation as we would conduct if we were investing directly in the Floating Rate Loan. This difference may result in us being exposed to greater credit or fraud risk with respect to such Floating Rate Loans than we expected when initially purchasing the participation.

2.	Senior Secured Debt: When we extend senior secured debt, which we define to include first lien debt, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries, although this may not always be the case. We expect this security interest, if any, to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a senior secured debt investment is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

3.	Mezzanine Debt: Our mezzanine debt investments, which we define to include second lien secured and subordinated debt, will generally be subordinated to senior secured debt and will generally be unsecured. Our second lien debt is subordinated debt that benefits from a collateral interest in the borrower. As such, other creditors may rank senior to us in the event of insolvency. This may result in an above average amount of risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we may not receive cash interest or principal prior to the maturity of some of our mezzanine debt investments, such investments may be of greater risk than cash paying loans.

4.

Equity Investments: We have made and expect to continue to make select equity investments, all of which are subordinated to debt investments. In addition, when we invest in senior secured debt or mezzanine debt, we may acquire warrants to purchase equity investments from time to time. Our goal is ultimately to dispose of these equity investments and realize gains upon our disposition of such interests. However, the equity investments we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity investments, and any gains that we do realize on the disposition of any equity investments may not be sufficient to offset any other losses we experience. In addition, many of the equity securities in which we invest may not pay dividends on a regular basis, if at all. Furthermore, we may hold equity investments in partnerships through a taxable subsidiary for federal income tax purposes. Upon sale or exit of such investments, we may pay taxes at regular corporate tax rates, which will reduce the amount on gains or dividends available for distributions to our stockholders.

In addition, investing in middle-market companies involves a number of significant risks, including:

•	companies may be highly leveraged, have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	they typically have shorter operating histories, more limited publicly available information, narrower product lines, more concentration of revenues from customers and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to refinance their outstanding indebtedness upon maturity.

Under the 1940 Act we may invest up to 30% of our assets in investments that are not qualifying assets for BDCs. If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in assets that we deem to be attractive.

As a BDC, we may not acquire any asset other than qualifying assets, as defined under the 1940 Act, unless at the time the acquisition is made such qualifying assets represent at least 70% of the value of our total assets. Qualifying assets include investments in U.S. operating companies whose securities are not listed on a national securities exchange and companies listed on a national securities exchange subject to a maximum market capitalization of $250 million. Qualifying assets also include cash, cash equivalents, government securities and high quality debt securities maturing in one year or less from the time of investment.

We believe that most of our debt and equity investments do and will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets at the time of a proposed investment, we will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we generally are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on investments in other investment companies. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for portfolio diversification, and our investments could be concentrated in relatively few portfolio companies or industries.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic or industry centric slowdowns or recessions and may be unable to repay debt from us during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a material decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and materially harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and potential termination of its debt and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company, and any restructuring could further cause adverse effects on our business. Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity investments and subordinate all or a portion of our claim to that of other creditors. This could occur regardless of how we may have structured our investment. In addition, we cannot assure you that a bankruptcy court would not take actions contrary to our interests.

If we fail to make follow-on investments in our portfolio companies, this could materially impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources and regulatory considerations. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Any failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful transaction or business. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our RIC tax status.

Because we do not generally hold controlling equity interests in our portfolio companies, we are not in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Because we do not generally have controlling equity positions in our portfolio companies, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the market value of our investments.

An investment strategy focused primarily on privately held companies, including controlling equity interests, presents certain challenges, including the lack of available or comparable information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We have invested and intend to continue to invest primarily in privately held companies. Generally, little public information exists about these companies, and we rely on the ability of our Investment Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose value on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could have a material adverse impact on our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies and our portfolio companies may be highly leveraged.

We invest primarily in Floating Rate Loans issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, our investments, and they may be highly leveraged. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to our debt investments. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our incentive fee may induce the Investment Adviser to make speculative investments.

The incentive fee payable by us to PennantPark Investment Advisers may create an incentive for PennantPark Investment Advisers to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our Investment Adviser is calculated based on a percentage of our NAV. This may encourage our Investment Adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock. In addition, our Investment Adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle applicable to the portion of the incentive fee based on net capital gains. As a result, the Investment Adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The part of our incentive fee payable by us to PennantPark Investment Advisers that relates to net investment income is computed and paid on income that has been accrued but that has not been received in cash. PennantPark Investment Advisers is not obligated to reimburse us for any such incentive fees even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued. As a result, there is a risk that we will pay incentive fees with respect to income that we never receive in cash.

Any investments in distressed debt may not produce income and may require us to bear large expenses in order to protect and recover our investment.

Distressed debt investments may not produce income and may require us to bear certain additional expenses in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished. We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt in which we invest will eventually be satisfied (e.g., through liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt we hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. If we participate in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of companies located outside of the United States. Investments in securities of companies located outside the United States would not be qualifying assets under Section 55(a) of the 1940 Act. Investing in companies located outside of the United States may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political, economic and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, economic and political developments. We may employ hedging techniques such as using our Credit Facility’s multicurrency capability to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

We may make investments that cause our stockholders to bear investment advisory fees and other expenses on such investments in addition to our management fees and expenses.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of an investment company provided in Section 3(c) of the 1940 Act. To the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay investment advisory fees, consisting of a base management fee and an incentive fee, to PennantPark Investment Advisers with respect to investments in the securities and instruments of other investment companies under our Investment Management Agreement. With respect to any such investments, each of our stockholders will bear his or her share of the investment advisory fees of PennantPark Investment Advisers as well as indirectly bearing the investment advisory fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.

Our Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our Consolidated Statements of Operations for that quarter. Thus, we may be required to pay the Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio, NAV or we incur a net loss for that quarter.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may borrow under a multicurrency credit facility in currencies selected to minimize our foreign currency exposure or, to the extent permitted by the 1940 Act and applicable commodities laws, use instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our interest rate or currency positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging designed to gain from those changes in interest rates or foreign currency exposures, for instance, may also limit the opportunity for gain if the changes in the underlying positions should move against such hedges. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in worse overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Our ability to engage in hedging transactions may also be adversely affected by the rules of the Commodity Futures Trading Commission.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

RISKS RELATING TO AN INVESTMENT IN OUR COMMON STOCK

We may obtain the approval of our stockholders to issue shares of our common stock at prices below the then current NAV per share of our common stock. If we receive such approval from stockholders in the future, we may issue shares of our common stock at a price below the then current NAV per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our NAV per share.

We may seek to obtain from our stockholders and they may approve a proposal that authorizes us to issue shares of our common stock at prices below the then current NAV per share of our common stock in one or more offerings for a 12-month period. Such approval would allow us to access the capital markets in a way that we were previously unable to do as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act.

Any sale or other issuance of shares of our common stock at a price below NAV per share will result in an immediate dilution to your interest in our common stock and a reduction of our NAV per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our NAV per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our NAV per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offerings we make at a price below our then current NAV in the future in a prospectus supplement issued in connection with any such offering.

The determination of NAV in connection with an offering of shares of common stock will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act unless we have previously received the consent of the majority of our common stockholders to do so and the board of directors decides such an offering is in the best interests of our common stockholders. Whenever we do not have current stockholder approval to issue shares of our common stock at a price per share below our then current NAV per share, the offering price per share (after any distributing commission or discount) will equal or exceed our then current NAV per share, based on the value of our portfolio securities and other assets determined in good faith by our board of directors as of a time within 48 hours (excluding Sundays and holidays) of the sale.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage ratio requirements applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if more stockholders opt to receive cash dividends and other distributions rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments, which could materially harm our business. Finally, to the extent we make distributions to stockholders which include a return of capital, that portion of the distribution essentially constitutes a return of the stockholders’ investment. Although such return of capital may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the future sale of our common stock.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objectives may result in a higher amount of risk and volatility than alternative investment options or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

We may allocate the net proceeds from any offering of our securities in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of any offering of our securities and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Our shares may trade at discounts from NAV or at premiums that are unsustainable over the long term.

Shares of BDCs may trade at a market price that is less than the NAV that is attributable to those shares. Our shares have traded above and below our NAV. Our shares closed on the NASDAQ Global Select Market at $13.23 and $11.94 on September 30, 2016 and 2015, respectively. Our NAV per share was $14.06 and $13.95 for the same periods. The possibility that our shares of common stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below NAV in the future.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	any loss of our BDC or RIC status;

•	changes in earnings or variations in operating results;

•	changes in prevailing interest rates;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of our Investment Adviser to employ additional experienced investment professionals or the departure of any of the Investment Adviser’s key personnel;

•	operating performance of companies comparable to us;

•	general national and international economic trends and other external factors;

•	general price and volume fluctuations in the stock markets, including as a result of short sales;

•	conversion features of subscription rights, warrants or convertible debt; and

•	loss of a major funding source.

Since our initial listing on the NASDAQ Global Select Market, our shares of common stock have traded at a wide range of prices. We can offer no assurance that our shares of common stock will not display similar volatility in future periods.

We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.

Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less or use the net proceeds from such offerings to reduce then-outstanding obligations under our Credit Facility or any future credit facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment selection criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

You may have current tax liabilities on distributions you reinvest in our common stock.

Under the dividend reinvestment plan, if you own shares of our common stock registered in your own name, you will have all cash distributions automatically reinvested in additional shares of our common stock unless you opt out of the dividend reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next dividend or distribution. If you have not “opted out” of the dividend reinvestment plan, you will be deemed to have received, and for federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your income tax liabilities on the value of the common stock received. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Distributions” for more information.

There is a risk that our common stockholders may receive our stock as distributions in which case they may be required to pay taxes in excess of the cash they receive.

We may distribute our common stock as a dividend of our taxable income and a stockholder could receive a portion of the dividends declared and distributed by us in shares of our common stock with the remaining amount in cash. A stockholder will be considered to have recognized dividend income generally equal to the fair market value of the stock paid by us plus cash received with respect to such dividend. The total dividend declared would be taxable income to a stockholder even though he or she may only receive a relatively small portion of the dividend in cash to pay any taxes due on the dividend. We have not elected to distribute stock as a dividend but reserve the right to do so.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, and other rules implemented by the SEC and the listing standards of the NASDAQ Stock Market LLC.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. We are subject to the Maryland Business Combination Act, the application of which is subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Maryland Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

In addition, our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from such act, it may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer. Our bylaws require us to consult with the SEC staff before we repeal such exemption. Also, our charter provides for classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorize our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue.

These anti-takeover provisions may inhibit a change of control in circumstances that could give our stockholders the opportunity to realize a premium over the market price for our common stock.

FORWARD-LOOKING STATEMENTS

This prospectus contains statements that constitute forward-looking statements, which relate to us and our consolidated subsidiaries regarding future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of investments that we expect to make;

•	the impact of fluctuations in interest rates on our business and our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies;

•	the impact of price and volume fluctuations in the stock markets;

•	the ability of our Investment Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the impact of future legislation and regulation on our business and our portfolio companies; and

•	the impact of European sovereign debt, Brexit and other world economic and political issues.

We use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. You should not place undue influence on the forward looking statements as our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements in this prospectus, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through a supplemental prospectus or through reports that we in the future may file with the SEC, including reports on Form 10-K/Q and current reports on Form 8-K.

You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to forward-looking statements made in connection with any offering of securities pursuant to this prospectus or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We may use the net proceeds from selling securities pursuant to this prospectus to reduce our then-outstanding obligations under our Credit Facility, to invest in new or existing portfolio companies, or for other general corporate or strategic purposes. Any supplements to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

As of September 30, 2016, we had $232.9 million in borrowings outstanding under our $350 million multi-currency Credit Facility. Borrowings under our Credit Facility bear interest at LIBOR plus 200 basis points per annum during the revolving period, and the rate resets to LIBOR plus 425 basis points per annum for the remaining two years. At September 30, 2016, the interest rate was 2.57% exclusive of the fees on the undrawn commitment. The Credit Facility is a revolving facility maturing in August 2020 and is secured by all of the assets held by Funding I. Amounts repaid under our Credit Facility remain available for future borrowings during the revolving period. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

We may invest the proceeds from an offering of securities in new or existing portfolio companies, and such investments may take up to a year from the closing of such offering, in part because privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. During this period, we may use the net proceeds from our offering to reduce then-outstanding obligations under our Credit Facility or to invest such proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. We expect to earn yields on such investments, if any, that are lower than the interest income that we anticipate receiving in respect of investments in non-temporary investments. As a result, any distributions we make during this investment period may be lower than the distributions that we would expect to pay when such proceeds are fully invested in non-temporary investments. See “Regulation—Temporary Investments” for more information.

SELECTED FINANCIAL DATA

We have derived the data below from our audited and unaudited financial data. The Consolidated Statement of Operations data, Per share data, Consolidated Statement of Assets and Liabilities data and Total returns data presented are derived from our audited Consolidated Financial Statements. These selected financial data should be read in conjunction with our Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	For the years ended September 30,
	2016	2015	2014	2013	2012
(Dollar amounts in thousands, except per share data)
Consolidated Statements of Operations data:
Total investment income	$46,301	$30,355	$30,357	$18,867	$12,099
Total expenses	18,965	12,695	13,721	8,344	5,789
Net investment income	27,336	17,660	16,636	10,523	6,310
Net realized and unrealized gain (loss)	6,153	(5,156)	3,878	1,461	5,651
Net increase in net assets resulting from operations	33,489	12,504	20,514	11,985	11,961
Per share data:
Net asset value	14.06	13.95	14.40	14.10	13.98
Net investment income(1)	1.02	1.08	1.12	1.10	0.92
Net realized and unrealized gain (loss)(1)	0.23	(0.31)	0.26	0.15	0.83
Net increase in net assets resulting from operations(1)	1.25	0.77	1.38	1.25	1.75
Distributions declared(1), (2)	1.14	1.16	1.08	1.05	0.91
Consolidated Statements of Assets and Liabilities data:
Total assets	631,420	416,120	372,874	328,802	178,367
Total investment portfolio	598,888	391,312	348,428	317,804	171,834
Credit Facility payable(3)	232,389	29,600	146,949	99,600	75,123
Total net asset value	375,907	372,890	214,528	210,066	95,744
Other data:
Total return(4)	21.77%	(6.01)%	8.05%	17.17%	29.43%
Number of portfolio companies(5)	98	76	72	83	61
Yield on debt portfolio(5)	7.8%	7.9%	8.2%	8.1%	8.6%

(1)	Based on the weighted average shares outstanding for the respective periods.
(2)	The tax status of our distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP and is reported on Form 1099-DIV each calendar year.
(3)	At fair value.
(4)	Based on the change in market price per share during the periods and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(5)	Unaudited, at year end.

Selected Quarterly Data (Unaudited)

(dollar amounts in thousands, except per share data)

	2016
	Q4	Q3	Q2	Q1
Total investment income	$15,396	$10,803	$11,346	$8,756
Net investment income	$8,155	$6,830	$7,265	$5,086
Net realized and unrealized gain (loss)	$7,732	$6,589	$(4,829)	$(3,339)
Net increase in net assets resulting from operations	$15,887	$13,419	$2,436	$1,747
Net increase in net assets resulting from operations per common share*	$0.59	$0.50	$0.09	$0.07
Net asset value per share at the end of the quarter	$14.06	$13.75	$13.54	$13.73
Market value per share at the end of the quarter	$13.23	$12.40	$11.70	$11.25

	2015
	Q4	Q3	Q2	Q1
Total investment income	$7,791	$7,104	$7,983	$7,477
Net investment income	$3,639	$4,097	$4,456	$5,468
Net realized and unrealized (loss) gain	$(2,424)	$630	$1,668	$(5,030)
Net increase in net assets resulting from operations	$1,215	$4,727	$6,124	$438
Net increase in net assets resulting from operations per common share*	$0.06	$0.32	$0.41	$0.03
Net asset value per share at the end of the quarter	$13.95	$14.33	$14.30	$14.16
Market value per share at the end of the quarter	$11.94	$13.88	$14.03	$13.73

	2014
	Q4	Q3	Q2	Q1
Total investment income	$8,221	$7,669	$7,623	$6,844
Net investment income	$5,320	$4,363	$3,725	$3,228
Net realized and unrealized (loss) gain	$(3,043)	$579	$3,513	$2,829
Net increase in net assets resulting from operations	$2,278	$4,942	$7,237	$6,057
Net increase in net assets resulting from operations per common share*	$0.15	$0.33	$0.49	$0.41
Net asset value per share at the end of the quarter	$14.40	$14.52	$14.46	$14.24
Market value per share at the end of the quarter	$13.78	$14.29	$13.82	$13.73

*	Based on the weighted average shares outstanding for the respective periods.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the selected financial data and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

PennantPark Floating Rate Capital Ltd. is a BDC whose objectives are to generate current income and capital appreciation while seeking to preserve capital by investing primarily in Floating Rate Loans and other investments made to U.S. middle-market companies.

We believe that Floating Rate Loans to U.S. middle-market companies offer attractive risk-reward to investors due to a limited amount of capital available for such companies and the potential for rising interest rates. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. Our investments are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. However, when compared to junk bonds and other non-investment grade debt, senior secured Floating Rate Loans typically have more robust capital-preserving qualities, such as historically lower default rates than junk bonds, represent the senior source of capital in a borrower’s capital structure and often have certain of the borrower’s assets pledged as collateral. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Under normal market conditions, we generally expect that at least 80% of the value of our Managed Assets will be invested in Floating Rate Loans and other investments bearing a variable-rate of interest. We generally expect that senior secured debt, or first lien loans, will represent at least 65% of our overall portfolio. We also generally expect to invest up to 35% of our overall portfolio opportunistically in other types of investments, including second-lien, high yield, mezzanine and distressed debt securities and, to a lesser extent, equity investments. We seek to create a diversified portfolio by generally targeting an investment size between $3 million and $15 million, on average, although we expect that this investment size will vary proportionately with the size of our capital base.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use our Credit Facility, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Floating Rate Capital Ltd.

PennantPark Floating Rate Capital Ltd., a Maryland corporation organized in October 2010, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we elected to be treated, and intend to qualify annually, as a RIC under the Code.

Our investment activities are managed by the Investment Adviser. Under our Investment Management Agreement, we have agreed to pay our Investment Adviser an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. We have also entered into an Administration Agreement with the Administrator. Under our Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the

Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. Our board of directors, a majority of whom are independent of us, provides overall supervision of our activities, and the Investment Adviser supervises our day-to-day activities.

In August 2015, we completed the acquisition of MCG pursuant to the Merger Agreement. As a result of the transactions contemplated by the Merger Agreement, MCG was merged with and into PFLT Panama, LLC with MCG as the surviving corporation, following which MCG was merged with and into PFLT Funding II, LLC with PFLT Funding II, LLC as the surviving company.

Revenues

We generate revenue in the form of interest income on the debt securities we hold and capital gains and dividends, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of senior secured debt or mezzanine debt, typically have a term of three to ten years and bear interest at a fixed or floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, our investments provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we may generate revenue in the form of amendment, commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, OID and market discount or premium are capitalized, and we accrete or amortize such amounts as income or expense, as applicable, using the effective interest method as interest income. We record prepayment penalties on loans and debt securities as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts. Litigation settlements are accounted for in accordance with the gain contingency provisions of ASC 450-30.

Expenses

Our primary operating expenses include the payment of a management fee and the payment of an incentive fee to our Investment Adviser, if any, our allocable portion of overhead under our Administration Agreement and other operating costs as detailed below. Our management fee compensates our Investment Adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. Additionally, we pay interest expense on the outstanding debt and unused commitment fees on undrawn amounts, under our Credit Facility. We bear all other direct or indirect costs and expenses of our operations and transactions, including:

•	the cost of calculating our NAV, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence and reviews of prospective investments or complementary businesses;

•	expenses incurred by the Investment Adviser in performing due diligence and reviews of investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	fees and expenses associated with independent audits and outside legal costs;

•	federal, state, local and foreign taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers, errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•	all other expenses incurred by either the Administrator or us in connection with administering our business, including payments under our Administration Agreement that will be based upon our allocable portion of overhead, and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs.

Generally, during periods of asset growth, we expect our general and administrative expenses to be relatively stable or to decline as a percentage of total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities would be additive to the expenses described above.

The SEC requires that “Total Estimated Annual Expenses” be calculated as a percentage of average net assets in the table on page 6 of this prospectus rather than as a percentage of average total assets. Total assets include assets that have been funded with borrowed money (leverage). For reference, the table below illustrates our “Total Estimated Annual Expenses” as a percentage of average total assets:

Estimated Annual Expenses (as a Percentage of Average Total Assets(1))

Base management fees	1.00	%(2)
Incentive fees	0.90	%(3)
Interest on borrowed funds	1.09	%(4)
Other expenses	0.62	%(5)

Total estimated annual expenses	3.61	%(6)

(1)	Average total assets attributable to common shares equals average gross assets for the fiscal year ended September 30, 2016.
(2)	The contractual management fee is calculated at an annual rate of 1.00% of our average adjusted gross assets. See “Certain Relationships and Transactions—Investment Management Agreement” for more information.
(3)	The portion of incentive fees paid with respect to net investment income and capital gains, if any, is based on actual amounts incurred during the fiscal year ended September 30, 2016. Such incentive fees are based on performance, vary from period to period and are not paid unless our performance exceeds specified thresholds. Incentive fees in respect of net investment income do not include incentive fees in respect of net capital gains. The portion of our incentive fee paid in respect of net capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For purposes of this chart and our Consolidated Financial Statements, our incentive fees on capital gains are calculated in accordance with GAAP. As we cannot predict our future net investment income or capital gains, the incentive fee paid in future periods, if any, may be substantially different than the fee earned during the fiscal year ended September 30, 2016. For more detailed information about the incentive fee, please see “Certain Relationships and Transactions—Investment Management Agreement” for more information.
(4)

As of September 30, 2016, we had $232.9 million in borrowings outstanding under our $350 million Credit Facility. We may use proceeds of an offering of securities under this registration statement to repay outstanding obligations under our Credit Facility. After completing any such offering, we may continue to borrow under our Credit Facility to finance our investment objectives. Annual interest expense on borrowed funds represents actual interest expense and amendment costs incurred on our Credit Facility for the fiscal year ended September 30, 2016 and we caution you that our actual interest expense will depend on prevailing interest rates and our rate of borrowing, which may be substantially higher than the amount provided in this table. See “Risk Factors—Risks Relating to our Business and Structure—We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage” for more information.
(5)	“Other expenses” includes our general and administrative expenses, professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan and the expenses of the Investment Adviser reimbursable under our Investment Management Agreement and of the Administrator reimbursable under our Administration Agreement. Such expenses are based on estimated amounts for the current fiscal year.
(6)	The table above is intended to assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear as a percentage of our average gross assets for the fiscal year ended September 30, 2016. However, we caution you that these percentages are estimates and may vary with changes in the market value of our investments, the amount of equity capital raised and used to invest in portfolio companies and changes in the level of expenses as a percentage of our gross assets. We may borrow money to leverage our net assets and increase our total assets and such leverage will affect both the total annual expenses and gross assets used in deriving the ratios in the above table. Thus, any differences in the estimated expenses and the corresponding level of average asset balances will affect the estimated percentages and those differences could be material.

PORTFOLIO AND INVESTMENT ACTIVITY

As of September 30, 2016, our portfolio totaled $598.9 million and consisted of $548.4 million of senior secured debt, $36.6 million of second lien secured debt and $13.9 million of subordinated debt, preferred and common equity. Our debt portfolio consisted of 99% variable-rate investments (including 94% with a LIBOR or prime floor) and 1% fixed-rate investments. As of September 30, 2016, we had one company on non-accrual, representing 0.2% and 0.1% of our overall portfolio on a cost and fair value basis, respectively. Overall, the portfolio had net unrealized appreciation of $1.0 million. Our overall portfolio consisted of 98 companies with an average investment size of $6.1 million, had a weighted average yield on debt investments of 7.8%, and was invested 92% in senior secured debt, 6% in second lien secured debt and 2% in subordinated debt, preferred and common equity.

As of September 30, 2015, our portfolio totaled $391.3 million and consisted of $335.0 million of senior secured debt, $47.9 million of second lien secured debt and $8.4 million of subordinated debt, preferred and common equity. Our debt portfolio consisted of 97% variable-rate investments (including 92% with a LIBOR or prime floor) and 3% fixed-rate investments. As of September 30, 2015, we had one company on non-accrual, representing 1.6% and 0.9% of our overall portfolio on a cost and fair value basis, respectively. Overall, the portfolio had net unrealized depreciation of $6.0 million. Our overall portfolio consisted of 76 companies with an average investment size of $5.1 million, had a weighted average yield on debt investments of 7.9%, and was invested 86% in senior secured debt, 12% in second lien secured debt and 2% in subordinated debt, preferred and common equity.

For the fiscal year ended September 30, 2016, we invested $364.4 million of investments in 37 new and 25 existing portfolio companies with a weighted average yield on debt investments of 7.8%. Sales and repayments of investments for the year ended September 30, 2016 totaled $164.2 million.

For the fiscal year ended September 30, 2015, we invested $224.2 million of investments in 32 new and 34 existing portfolio companies with a weighted average yield on debt investments of 7.7%. Sales and repayments of investments for the year ended September 30, 2015 totaled $195.0 million.

For the fiscal year ended September 30, 2014, we invested $248.1 million of investments in 36 new and 33 existing portfolio companies with a weighted average yield on debt investments of 8.2%. Sales and repayments of investments for the year ended September 30, 2014 totaled $225.6 million.

CRITICAL ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to ASC serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued. In addition to the discussion below, we describe our critical accounting policies in the notes to our Consolidated Financial Statements.

Valuation of Portfolio Investments

We expect that there may not be readily available market values for many of our investments which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described below. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material.

Our investments generally consist of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of our Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at bid prices obtained from at least two brokers or dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

In addition to using the above inputs in cash equivalents, investments and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The carrying value of our consolidated financial liabilities approximates fair value. We adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility. We elected to use the fair value option for our Credit Facility to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we incurred expenses of $0.9 million, $2.3 million and $0.7 million, relating to amendment fees on the Credit Facility during the years ended September 30, 2016, 2015 and 2014, respectively. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statements of Assets and Liabilities and changes in fair value of the Credit Facility are reported in our Consolidated Statements of Operations. We elected not to apply ASC 825-10 to any other financial assets or liabilities. For the fiscal years ended September 30, 2016, 2015 and 2014, our Credit Facility had a net change in unrealized depreciation (appreciation) of $0.5 million, $0.5 million and $(0.5) million, respectively. As of September 30, 2016 and 2015, the net unrealized depreciation on our Credit Facility totaled $0.5 million and zero, respectively. We use a nationally recognized independent valuation service to measure the fair value of our Credit Facility in a manner consistent with the valuation process that the board of directors uses to value our investments.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectable. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, OID, market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized, and then accreted or amortized using the effective interest method as interest income. We record prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in fair value of our portfolio investments and Credit Facility during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Foreign Currency Translation

Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1. Fair value of investment securities, other assets and liabilities – at the exchange rates prevailing at the end of the applicable period; and

2. Purchases and sales of investment securities, income and expenses – at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, we do not isolate that portion of the results of operations due to changes in foreign exchange rates on investments, other assets and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and liabilities.

Payment-in-Kind Interest or PIK

We have investments in our portfolio which contain a PIK interest provision. PIK interest is added to the principal balance of the investment and is recorded as income. In order for us to maintain our ability to be treated as a RIC for federal income tax purposes, substantially all of this income must be paid out to stockholders in the form of dividends for U.S. federal income tax purposes, even though we have not collected any cash with respect to interest on PIK securities.

Federal Income Taxes

We have elected to be treated, and intend to qualify annually to maintain our election to be treated, as a RIC under Subchapter M of the Code. To maintain our RIC tax election, we must, among other requirements, meet certain annual source-of-income and quarterly asset diversification requirements. We also must annually distribute dividends for U.S. federal income tax purposes to our stockholders out of the assets legally available for distribution of an amount generally at least equal to 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, or investment company taxable income, determined without regard to any deduction for dividends paid.

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute to our stockholders in respect of each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gain net income (i.e., the excess, if any, of capital gains over capital losses) for the one-year period ending on October 31 of the calendar year plus (3) the sum of any net ordinary income plus capital gain net income for preceding years that was not distributed during such years and on which we paid no federal income tax. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we have retained and may continue to retain such net capital gains or investment company taxable income, subject to maintaining our ability to be treated as a RIC for federal income tax purposes, to provide us with additional liquidity.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and net realized gains recognized for financial reporting purposes. Differences between tax regulations and GAAP may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

We have formed and expect to continue to form certain taxable subsidiaries, or the Taxable Subsidiaries, which are taxed as corporations for federal income tax purposes. Accordingly, the Taxable Subsidiaries will pay income taxes at regular corporate income tax rates. These Taxable Subsidiaries allow us to hold equity securities of certain portfolio companies treated as pass-through entities for U.S. federal income tax purposes while continuing to satisfy the requirements of a RIC under the Code.

RESULTS OF OPERATIONS

Set forth below are the results of operations for the fiscal years ended September 30, 2016, 2015 and 2014.

Investment Income

Investment income for the fiscal year ended September 30, 2016 was $46.3 million and was attributable to $36.4 million from senior secured debt, $6.1 million from second lien secured debt and $3.8 million from subordinated debt (including $3.3 million from a litigation settlement related to a former portfolio company of MCG that is not expected to be recurring). The increase in investment income over the prior year was primarily due to the growth of our portfolio.

Investment income for the fiscal year ended September 30, 2015 was $30.4 million and was attributable to $23.5 million from senior secured debt, $5.7 million from second lien secured debt and $1.2 million from subordinated debt. Investment income was relatively the same compared to the prior year due to investing in debt with lower yields.

Investment income for the fiscal year ended September 30, 2014 was $30.4 million and was attributable to $24.5 million from senior secured debt, $4.2 million from second lien secured debt and $1.7 million from subordinated debt.

Expenses

Expenses for the fiscal year ended September 30, 2016 totaled $19.0 million. Base management fee for the same period totaled $5.0 million, incentive fee totaled $4.8 million (including $1.1 million on net unrealized gains accrued but not payable), Credit Facility expenses totaled $5.8 million (including $0.9 million of Credit Facility amendment expenses) and general and administrative expenses totaled $3.4 million. The increase in expenses over the prior year was primarily due to increases in base management and incentive fees as a result from the growth of our portfolio.

Expenses for the fiscal year ended September 30, 2015 totaled $12.7 million. Base management fee for the same period totaled $3.6 million, incentive fee totaled $1.1 million (including $(0.4) million on net realized gains and $(0.7) million on net unrealized gains accrued but not payable), Credit Facility expenses totaled $5.6 million (including $2.3 million of Credit Facility amendment expenses), general and administrative expenses totaled $2.0 million and excise taxes were $0.4 million. The decrease in expenses over the prior year was primarily due to a reduction in the accrual of incentive fees offset by increased Credit Facility amendment costs.

Expenses for the fiscal year ended September 30, 2014 totaled $13.7 million. Base management fee for the same period totaled $3.7 million, incentive fee totaled $3.5 million (including $0.1 million on net unrealized gains accrued but not payable), Credit Facility expenses totaled $4.2 million (including $0.7 million of Credit Facility amendment expenses), general and administrative expenses totaled $1.8 million and excise taxes were $0.5 million.

Net Investment Income

Net investment income totaled $27.3 million or $1.02 per share, $17.7 million or $1.08 per share and $16.6 million or $1.12 per share, for the fiscal years ended September 30, 2016, 2015 and 2014, respectively. Although the net investment income increased, the net investment income per share for fiscal year ended September 30, 2016 decreased compared to the prior year primarily due to the issuance of new shares in connection with our acquisition of MCG in August 2015.

Net Realized Gains or Losses

Sales and repayments of investments for the fiscal years ended September 30, 2016, 2015 and 2014 totaled $164.2 million, $195.0 million and $225.6 million, respectively. Net realized (losses) gains totaled $(1.4) million, $0.4 million and $2.9 million for the same periods, respectively. The decrease in realized gains for fiscal year ended September 30, 2016 compared to the prior year was driven by changes in market conditions for our investments.

Unrealized Appreciation or Depreciation on Investments and Credit Facility

For the fiscal years ended September 30, 2016, 2015 and 2014, we reported unrealized appreciation (depreciation) on investments of $7.0 million, $(6.1) million and $1.6 million, respectively. As of September 30, 2016 and 2015, net unrealized appreciation (depreciation) on investments totaled $1.0 million and $(6.0) million, respectively. The net change in unrealized appreciation (depreciation) on our investments for fiscal year ended September 30, 2016 compared to the prior year was driven primarily by changes in the capital market conditions, financial performance of certain portfolio companies, and the reversal of unrealized depreciation (appreciation) of investments sold.

For the fiscal years ended September 30, 2016, 2015 and 2014, our Credit Facility had a change in unrealized depreciation (appreciation) of $0.5 million, $0.5 million and $(0.5) million, respectively. As of September 30, 2016 and 2015, net unrealized depreciation on our Credit Facility totaled $0.5 million and zero, respectively. The change for fiscal year ended September 30, 2016 compared to the prior year was due to changes in the capital markets.

Net Change in Net Assets Resulting from Operations

Net change in net assets resulting from operations totaled $33.5 million or $1.25 per share, $12.5 million or $0.77 per share and $20.5 million or $1.38 per share, for the fiscal years ended September 30, 2016, 2015 and 2014, respectively. The increase in the net change in net assets from operations for fiscal year ended September 30, 2016 compared to the prior year reflects the change in portfolio investment valuation during the reporting period.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are derived from public offerings, our Credit Facility, cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our Credit Facility, the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Funding I’s multi-currency Credit Facility with the Lenders was $350 million as of September 30, 2016, subject to satisfaction of certain conditions and the regulatory restrictions that the 1940 Act imposes on us as a BDC, has an interest rate spread above LIBOR of 200 basis points, a maturity date of August 2020 and a revolving period that ends in August 2018. As of September 30, 2016 and 2015, Funding I had $232.9 million and $29.6 million of outstanding borrowings under the Credit Facility, respectively. The Credit Facility had a weighted average interest rate of 2.57% and 2.20%, excluding the undrawn commitment fees of 0.375% and 0.75% as of September 30, 2016 and 2015, respectively. The annualized weighted average cost of debt for the fiscal years ended September 30, 2016, 2015 and 2014, inclusive of the fee on the undrawn commitment on the Credit Facility but excluding amendment costs, was 3.51%, 2.62% and 2.35%, respectively. As of September 30, 2016 and 2015, we had $117.1 million and $260.4 million of unused borrowing capacity under our Credit Facility, respectively, subject to the regulatory restrictions.

During the revolving period, the Credit Facility bears interest at LIBOR plus 200 basis points and, after the revolving period, the rate sets to LIBOR plus 425 basis points for the remaining two years, maturing in August 2020. The Credit Facility is secured by all of the assets of Funding I. Both PennantPark Floating Rate Capital Ltd. and Funding I have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

The Credit Facility contains covenants, including, but not limited to, restrictions of loan size, currency types and amounts, industry requirements, average life of loans, geographic and individual portfolio concentrations, minimum portfolio yield and loan payment frequency. Additionally, the Credit Facility requires the maintenance of a minimum equity investment in Funding I and income ratio as well as restrictions on certain payments and issuance of debt. For instance, we must maintain at least $25 million in equity and must maintain an interest coverage ratio of at least 125%. The Credit Facility compliance reporting is prepared on a basis of accounting other than GAAP. As of September 30, 2016, we were in compliance with the covenants relating to our Credit Facility.

We own 100% of the equity interest in Funding I and treat the indebtedness of Funding I as our leverage. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with our asset coverage ratio after such borrowing. Our Investment Adviser serves as collateral manager to Funding I under the Credit Facility.

Our interest in Funding I (other than the management fee) is subordinate in priority of payment to every other obligation of Funding I and is subject to certain payment restrictions set forth in the Credit Facility. We may receive cash distributions on our equity interests in Funding I only after it has made (1) all required cash interest and, if applicable, principal payments to the Lenders, (2) required administrative expenses and (3) claims of other unsecured creditors of Funding I. We cannot assure you that there will be sufficient funds available to make any distributions to us or that such distributions will meet our expectations from Funding I. The Investment Adviser has irrevocably directed that the management fee owed with respect to such services is to be paid to the Company so long as the Investment Adviser remains the collateral manager.

We may raise equity or debt capital through both registered offerings and private offerings of securities, securitizing a portion of our investments among other considerations or mergers and acquisitions. Furthermore, our Credit Facility availability depends on various covenants and restrictions as discussed in the preceding paragraphs. The primary use of existing funds and any funds raised in the future is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to our stockholders or for other general corporate purposes. For the years ended September 30, 2016, 2015 and 2014, we issued zero, 11.8 million and zero shares, respectively. As a result, we raised approximately zero, $164.7 million and zero dollars in gross proceeds from issuances of our equity capital.

On September 30, 2016 and 2015, we had cash equivalents of $28.9 million and $21.4 million, respectively, available for investing and general corporate purposes. We believe our liquidity and capital resources are sufficient to take advantage of market opportunities.

Our operating activities used cash of $165.5 million for the year ended September 30, 2016, and our financing activities provided cash of $172.8 million for the same period. Our operating activities used cash primarily for our investment activities and our financing activities provided cash primarily from net borrowings under the Credit Facility.

Our operating activities used cash of $2.2 million for the year ended September 30, 2015, and our financing activities provided cash of $10.5 million for the same period. Our operating activities used cash primarily for our investment activities and our financing activities provided cash primarily from the MCG merger.

Our operating activities used cash of $22.3 million for the year ended September 30, 2014, and our financing activities provided cash of $30.8 million for the same period. Our operating activities used cash primarily for our investment activities and our financing activities provided cash primarily from net draws under the Credit Facility.

Contractual Obligations

A summary of our significant contractual payment obligations as of September 30, 2016, including borrowings under our Credit Facility and other contractual obligations, is as follows:

	Payments due by period (millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Credit Facility	$232.9	$—	$—	$232.9	$—
Unfunded investments(1)	20.0	—	0.1	13.5	6.4

Total contractual obligations	$252.9	$—	$0.1	$246.4	$6.4

(1)	Unfunded investments are disclosed in the Consolidated Schedule of Investments and Note 12 of our Consolidated Financial Statements.

We have entered into certain contracts under which we have material future commitments. Under our Investment Management Agreement, which was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2016, PennantPark Investment Advisers serves as our Investment Adviser. Payments under our Investment Management Agreement in each reporting period are equal to (1) a management fee equal to a percentage of the value of our gross assets and (2) an incentive fee based on our performance.

Under our Administration Agreement, which was reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in February 2016, the Administrator furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. If requested to provide managerial assistance to our portfolio companies, we or the Administrator will be paid an additional amount based on the services provided. Payment under our Administration Agreement is based upon our allocable portion of the Administrator’s overhead in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of our Chief Compliance Officer, Chief Financial Officer and their respective staffs.

If any of our contractual obligations discussed above are terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Off-Balance Sheet Arrangements

We currently engage in no off-balance sheet arrangements other than our funding requirements for the unfunded investments described above.

Distributions

In order to be treated as a RIC for federal income tax purposes and to not be subject to corporate-level tax on undistributed income or gains, we are required, under Subchapter M of the Code, to annually distribute to stockholders out of the assets legally available for distribution of an amount generally at least equal to 90% of the sum of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, or investment company taxable income, determined without regard to any deduction for dividends paid.

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute to our stockholders in respect of each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our capital gain net income (i.e., the excess, if any, of capital gains over capital losses) for the one-year period ending on October 31 of the calendar year plus (3) the sum of any net ordinary income plus capital gain net income for preceding years that was not distributed during such years and on which we paid no federal income tax. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we have retained and may retain such net capital gains or investment company taxable income in the future, subject to maintaining our ability to be treated as a RIC for federal income tax purposes, to provide us with additional liquidity.

During the years ended September 30, 2016, 2015 and 2014, we declared distributions of $1.14, $1.12 and $1.08 per share, respectively, for total distributions of $30.5 million, $18.9 million and $16.1 million, respectively. We monitor available net investment income to determine if a tax return of capital may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, common stockholders will be notified of the portion of those distributions deemed to be a tax return of capital. Tax characteristics of all distributions will be reported to stockholders subject to information reporting on Form 1099-DIV after the end of the calendar year and in our periodic reports filed with the SEC.

We intend to continue to make monthly distributions to our stockholders. Our monthly distributions, if any, are determined by our board of directors quarterly.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a BDC under the 1940 Act and due to provisions in future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of RIC tax status. We cannot assure stockholders that they will receive any distributions at a particular level.

We may distribute our common stock as a dividend of our taxable income and a stockholder could receive a portion of the dividends declared and distributed by us in shares of our common stock with the remaining amount in cash. A stockholder will be considered to have recognized dividend income equal to the fair market value of the stock paid by us plus cash received with respect to such dividend. We have not elected to distribute stock as a dividend but reserve the right to do so.

Quantitative And Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of September 30, 2016, our debt portfolio consisted of 99% variable-rate investments (including 94% with a LIBOR or prime floor) and 1% fixed-rate investments. The variable-rate loans are usually based on a LIBOR rate and typically have durations of three months, after which they reset to current market interest rates. Variable-rate investments subject to a floor generally reset by reference to the current market index after one to nine months only if the index exceeds the floor. In regards to variable-rate instruments with a floor, we do not benefit from increases in interest rates until such rates exceed the floor and thereafter benefit from market rates above any such floor. In contrast, our cost of funds, to the extent it is not fixed, will fluctuate with changes in interest rates since it has no floor.

Assuming that the most recent Consolidated Statement of Assets and Liabilities was to remain constant, and no actions were taken to alter the existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates.

Change In Interest Rates	Change In Interest Income, Net Of Interest Expense (in thousands)	Change In Interest Income, Net Of Interest Expense Per Share
Up 1%	$209	$0.01
Up 2%	$3,858	$0.14
Up 3%	$7,507	$0.28
Up 4%	$11,156	$0.42

Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets on the Consolidated Statements of Assets and Liabilities and other business developments that could affect net increase in net assets resulting from operations or net investment income. Accordingly, no assurances can be given that actual results would not differ materially from those shown above.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds as well as our level of leverage. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income or net assets.

We may hedge against interest rate and foreign currency fluctuations by using standard hedging instruments such as futures, options and forward contracts or our Credit Facility subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates and foreign currencies, they may also limit our ability to participate in benefits of lower interest rates or higher exchange rates with respect to our portfolio of investments with fixed interest rates or investments denominated in foreign currencies. During the periods covered by this prospectus, we did not engage in interest rate hedging activities or foreign currency derivatives hedging activities.

SENIOR SECURITIES

Information about our senior securities shown in the following table as of September 30, 2016, 2015, 2014, 2013, 2012 and 2011 is from our Consolidated Financial Statements which have been audited by an independent registered public accounting firm for those periods. This information about our senior securities should be read in conjunction with our Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2)	Average Market Value Per Unit(3)
Credit Facility
Fiscal 2016	$232,908	$2,618	N/A
Fiscal 2015	$29,600	$13,598	N/A
Fiscal 2014	$146,400	$2,460	N/A
Fiscal 2013	$99,600	$3,109	N/A
Fiscal 2012	$75,500	$2,275	N/A
Fiscal 2011	$24,650	$4,735	N/A

(1)	Total cost of each class of senior securities outstanding at the end of the period presented in thousands (000s).
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	Not applicable, as senior securities are not registered for public trading.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the NASDAQ Global Select Market under the symbol “PFLT.” The following table lists the high and low closing sale prices for our common stock, the closing sale prices as a premium or (discount) to our NAV per share and distributions per share since October 1, 2014. On January 13, 2017, the last reported closing price of our common stock was $14.10 per share.

			Closing Sales Price		Premium / (Discount) of High Sales Price to NAV(2)	Premium / (Discount) of Low Sales Price to NAV(2)	Distributions Declared
Period	NAV(1)		High	Low
Fiscal Year Ending September 30, 2017
Second quarter (through January 13, 2017)	$	N/A	$14.17	$14.04	N/A %	N/A %	$0.0950	(3)
First quarter		N/A	14.17	12.44	N/A	N/A	0.2850
Fiscal Year Ended September 30, 2016
Fourth quarter		14.06	13.26	12.54	(6)	(11)	0.2850
Third quarter		13.75	12.51	11.58	(9)	(16)	0.2850
Second quarter		13.54	11.70	10.09	(14)	(25)	0.2850
First quarter		13.73	12.42	10.79	(10)	(21)	0.2850
Fiscal Year Ended September 30, 2015
Fourth quarter		13.95	14.30	11.35	3	(19)	0.2850
Third quarter		14.33	14.48	13.88	1	(3)	0.2850
Second quarter		14.30	14.16	13.25	(1)	(7)	0.2750
First quarter		14.16	14.23	12.98	—	(8)	0.2700

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low closing sales price less NAV per share, divided by the quarter-end NAV per share.
(3)	Includes a dividend of $0.0950 per share payable on February 1, 2017 to stockholders of record as of January 20, 2017.

Shares of BDCs may trade at a market price both above and below the NAV that is attributable to those shares. Our shares have traded above and below our NAV. Our shares closed on the NASDAQ Global Select Market at $13.23 and $11.94 on September 30, 2016 and 2015, respectively. Our NAV per share was $14.06 and $13.95 for the same periods. The possibility that our shares of common stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below our NAV in the future. As of January 13, 2017 we had 41 stockholders of record.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders may approve our ability to sell shares of our common stock below our then current NAV per share in one or more public offerings of our common stock. In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors, a majority of our directors who have no financial interest in the sale and a majority of our independent directors considered a variety of factors, including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;

•	The potential market impact of being able to raise capital in the current financial market;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments;

•	The leverage available to us both before and after the offering and other borrowing terms; and

•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors will also consider the fact that a sale of shares of common stock at a discount will benefit our Investment Adviser, as the Investment Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of PennantPark Floating Rate Capital Ltd. or from the offering of common stock at a premium to NAV per share.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

We will not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which this prospectus forms a part (the “current registration statement”) if the cumulative dilution to our NAV per share arising from offerings from the effective date of the current registration statement through and including any follow-on offering would exceed 15% based on the anticipated pricing of such follow-on offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00, and we have 100 million shares outstanding, the sale of an additional 25 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our NAV per share increased to $11.00 on the then outstanding 125 million shares and contemplated an additional offering, we could, for example, propose to sell approximately 31.25 million additional shares at a price that would be expected to yield net proceeds to us of $8.25 per share, resulting in incremental dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after any underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following examples illustrate the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after any underwriting discounts and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after any underwriting discounts and commissions (a 10% discount from NAV); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after any underwriting discounts and commissions (a 25% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total shares outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder A
Shares held by stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage held by stockholder A	1.00%	0.95%	(5.00)%	0.91%	(9.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV held by stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total investment by stockholder A (assumed to be $10.00 per share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total dilution to stockholder A (total NAV less total investment)	—	$(200)	—	$(900)	—	$(5,000)	—

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Per Share Amounts
NAV per share held by stockholder A	—	$9.98	—	$9.91	—	$9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per share held by stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage dilution to stockholder A (dilution per share divided by investment per share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Stockholders who Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after any underwriting discounts and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the offering below NAV as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional offerings below NAV in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the (dilutive) and accretive effect in the hypothetical offering of 25% of the shares outstanding at a 25% discount to NAV from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e. 1,250 shares which is 0.50% of the offering of 250,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e. 3,750 shares which is 1.50% of the offering of 250,000 shares rather than their 1.00% proportionate share).

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$7.89	—	$7.89	—
Net proceeds per share to issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total shares outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage held by stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV held by stockholder A	$100,000	$106,875	6.88%	$130,625	30.63%
Total investment by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$109,863	9.86%	$129,588	29.59%
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	(2,988)	—	$1,037	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.50	—	$9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.77	(2.30)%	$9.42	(5.80)%
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$(0.27)	—	$0.08	—
Percentage (dilution)/accretion to stockholder A ((dilution)/accretion per share divided by investment per share)	—	—	(2.76)%	—	0.85%

Impact on New Investors

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to any underwriting discounts and commissions paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to any underwriting discounts and commissions paid by us being significantly less than the discount per share, will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional offerings below NAV in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder who purchases the same percentage (1.00%) of the shares in the three different hypothetical offerings of common stock of different sizes and levels of discount from NAV per share. The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the (dilutive) and accretive effects on a stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after any underwriting discounts and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after any underwriting discounts and commissions (a 10% discount from NAV); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after any underwriting discounts and commissions (a 25% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder A
Shares held by stockholder A	—	500	—	1,000	—	2,500	—
Percentage held by stockholder A	—	0.05%	—	0.90%	—	0.20%	—
Total Asset Values
Total NAV held by stockholder A	—	$4,990	—	$9,910	—	$23,750	—
Total investment by stockholder A	—	$5,000	—	$9,470	—	$19,725	—
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	$(10)	—	$440	—	$4,025	—

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Per Share Amounts
NAV per share held by stockholder A	—	$9.98	—	$9.91	—	$9.50	—
Investment per share held by stockholder A	—	$10.00	—	$9.47	—	$7.89	—
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$0.44	—	$1.61	—
Percentage (dilution)/accretion to stockholder A ((dilution)/accretion per share divided by investment per share)	—	—	(0.20)%	—	4.65%	—	20.41%

DISTRIBUTIONS

We intend to continue making monthly distributions to our stockholders. The timing and amount of our monthly distributions, if any, is determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution. We monitor available net investment income to determine if a tax return of capital may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be deemed to be a tax return of capital to our common stockholders. The following table reflects the cash distributions per share that we have declared on our common stock since October 1, 2014.

Record Dates	Payment Dates	Distributions Declared
Fiscal Year Ending September 30, 2017
January 20, 2017	February 1, 2017	$0.095
December 22, 2016	January 3, 2017	0.095
November 18, 2016	December 1, 2016	0.095
October 20, 2016	November 1, 2016	0.095

Total		$0.380
Fiscal Year Ended September 30, 2016
September 21, 2016	October 3, 2016	$0.095
August 19, 2016	September 1, 2016	0.095
July 20, 2016	August 1, 2016	0.095
June 20, 2016	July 1, 2016	0.095
May 20, 2016	June 1, 2016	0.095
April 20, 2016	May 2, 2016	0.095
March 18, 2016	April 1, 2016	0.095
February 18, 2016	March 1, 2016	0.095
January 20, 2016	February 1, 2016	0.095
December 24, 2015	January 4, 2016	0.095
November 19, 2015	December 1, 2015	0.095
October 21, 2015	November 2, 2015	0.095

Total		$1.140

Fiscal Year Ended September 30, 2015
September 21, 2015	October 1, 2015	$0.095
August 24, 2015	September 1, 2015	0.095
July 22, 2015	August 3, 2015	0.095
June 15, 2015	July 1, 2015	0.095
May 20, 2015	June 1, 2015	0.095
April 20, 2015	May 1, 2015	0.095
March 20, 2015	April 1, 2015	0.095
February 18, 2015	March 2, 2015	0.090
January 21, 2015	February 2, 2015	0.090
December 19, 2014	January 2, 2015	0.090
November 19, 2014	December 1, 2014	0.090
October 22, 2014	November 3, 2014	0.090

Total		$1.115

In January 2017, a Form 1099-DIV will be sent to stockholders subject to information reporting that will state the amount and composition of distributions and provide information with respect to appropriate tax treatment of our distributions.

The tax characteristics of distributions declared, in accordance with Section 19(a) of the 1940 Act, during the fiscal years ended September 30, 2016 and 2015 from ordinary income (including short-term capital gains) totaled $30.5 million and $17.2 million, or $1.14 and $1.06 per share, respectively, based on the weighted average shares outstanding for the respective periods. Additionally, for the fiscal year ended September 30, 2015, we had long-term capital gain distributions of $1.7 million, or $0.10 per share, based on the weighted average shares outstanding.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage ratio for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in future credit facilities. If we do not distribute a certain minimum percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our tax status. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

Sale of Unregistered Securities

We did not engage in any sales of unregistered securities during the fiscal year ended September 30, 2016.

BUSINESS

Pennant Park Floating Rate Capital Ltd.

PennantPark Floating Rate Capital Ltd. is a BDC whose objectives are to generate current income and capital appreciation while seeking to preserve capital by investing primarily in Floating Rate Loans and other investments made to U.S. middle-market companies.

We believe that Floating Rate Loans to U.S. middle-market companies offer attractive risk-reward to investors due to a limited amount of capital available for such companies and the potential for rising interest rates. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. Our investments are typically rated below investment grade. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. However, when compared to junk bonds and other non-investment grade debt, senior secured Floating Rate Loans typically have more robust capital-preserving qualities, such as historically lower default rates than junk bonds, represent the senior source of capital in a borrower’s capital structure and often have certain of the borrower’s assets pledged as collateral. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Under normal market conditions, we generally expect that at least 80% of the value of our Managed Assets will be invested in Floating Rate Loans and other instruments bearing a variable-rate of interest. We generally expect that senior secured debt, or first lien loans, will represent at least 65% of our overall portfolio. We also generally expect to invest up to 35% of our overall portfolio opportunistically in other types of investments, including mezzanine securities and, to a lesser extent, equity investments. We seek to create a diversified portfolio by generally targeting an investment size between $3 million and $15 million, on average, although we expect that this investment size will vary proportionately with the size of our capital base.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our Credit Facility, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Floating Rate Capital Ltd.

PennantPark Floating Rate Capital Ltd., a Maryland corporation organized in October 2010, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Funding I, our wholly owned subsidiary and a special purpose entity, was organized in Delaware as a limited liability company in May 2011. We formed Funding I in order to establish our Credit Facility.

In August 2015, we completed the acquisition of MCG pursuant to the Merger Agreement by and among MCG, our Investment Adviser and the Company. As a result of the transactions completed by the Merger Agreement, MCG was ultimately merged with and into PFLT Funding II, LLC with PFLT Funding II, LLC as the surviving company.

Our Investment Adviser and Administrator

We utilize the investing experience and contacts of PennantPark Investment Advisers in developing what we believe is an attractive and diversified portfolio. The senior investment professionals of the Investment

Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since our Investment Adviser’s inception in 2007, it has raised about $3.0 billion in debt and equity capital and has invested $5.5 billion in more than 400 companies with over 160 different financial sponsors through its managed funds.

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC. The Administrator assists in the determination and publication of our NAV, oversees the preparation and filing of our tax returns, and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator may provide, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” for more information.

Market Opportunity

We believe that the limited amount of capital available to middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for us.

•	We believe middle-market companies have faced difficulty in raising debt through the capital markets. Many middle-market companies look to raise funds by issuing high-yield bonds. We believe this approach to financing becomes difficult at times when institutional investors seek to invest in larger, more liquid offerings. We believe this has made it harder for middle-market companies to raise funds by issuing high-yield securities from time to time.

•	We believe middle-market companies have faced difficulty raising debt in private markets. From time to time, banks, finance companies, hedge funds and CLO funds have withdrawn, and may again withdraw, capital from the middle-market, resulting in opportunities for alternative funding sources.

•	We believe that credit market dislocation for middle-market companies improves the risk-reward on our investments. From time to time, market participants have reduced lending to middle-market and non-investment grade borrowers. As a result, we believe there is less competition in our market, more conservative capital structures, higher yields and stronger covenants.

•	We believe there is a large pool of uninvested private equity capital likely to seek to combine their capital with sources of debt capital to complete private investments. We expect that private equity firms will continue to be active investors in middle-market companies. These private equity funds generally seek to leverage their investments by combining their capital with senior secured debt and/or mezzanine debt provided by other sources, and we believe that our capital is well-positioned to partner with such equity investors.

•

We believe there is substantial supply of opportunities resulting from maturing loans that seek refinancing. A high volume of financings will come due in the next few years. Additionally, we believe that demand for debt financing from middle-market companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe the combination of strong demand by middle-market companies and from time to time the reduced supply of credit described above should increase lending opportunities for us. We believe this supply of opportunities coupled with a lack of demand offers attractive risk-reward to investors.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers to middle-market companies:

a) Experienced Management Team

The senior investment professionals of our Investment Adviser have worked together for many years and average over 25 years of experience in senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. These senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this extensive experience and history has resulted in a strong reputation across the capital markets.

Lending to middle-market companies requires in-depth diligence, credit expertise, restructuring experience and active portfolio management. For example, lending to middle-market companies in the United States is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of the information available with respect to such companies. We are able to provide value-added customized financial solutions to middle-market companies as a result of specialized due diligence, underwriting capabilities and more extensive ongoing monitoring required as lenders.

b) Disciplined Investment Approach with Strong Value Orientation

We employ a disciplined approach in selecting investments that meet the long-standing, consistent value-oriented investment selection criteria employed by our Investment Adviser. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We believe this approach continues to enable us to build an attractive investment portfolio that meets our return and value criteria over the long-term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through our Investment Adviser, conduct a rigorous due diligence process that draws from our Investment Adviser’s experience, industry expertise and network of contacts. Among other things, our due diligence is designed to ensure that each prospective portfolio company will be able to meet its debt service obligations. See “Investment Objectives and Policies—Investment Selection Criteria” for more information.

In addition to engaging in extensive due diligence, our Investment Adviser seeks to reduce risk by focusing on businesses with:

•	strong competitive positions;

•	positive cash flow that is steady and stable;

•	experienced management teams with strong track records;

•	potential for growth and viable exit strategies; and

•	capital structures offering appropriate risk-adjusted terms and covenants.

c) Ability to Source and Evaluate Transactions through our Investment Adviser’s Proactive Research Capability and Established Network

The management team of the Investment Adviser has long-term relationships with financial sponsors, management consultants and management teams that we believe enable us to evaluate investment opportunities effectively in numerous industries, as well as provide us access to substantial information concerning those industries. We identify potential investments both through active origination and through dialogue with numerous financial sponsors, management teams, members of the financial community and corporate partners with whom the professionals of our Investment Adviser have long-term relationships.

d) Flexible Transaction Structuring

We are flexible in structuring investments and tailor investments to meet the needs of a portfolio company while also generating attractive risk-adjusted returns. We can invest in all parts of a capital structure and our Investment Adviser has extensive experience in a wide variety of securities for leveraged companies throughout economic and market cycles.

Our Investment Adviser seeks to minimize the risk of capital loss without foregoing potential for capital appreciation. In making investment decisions, we seek to invest in companies that we believe can generate consistent positive risk-adjusted returns.

We believe that the in-depth experience of our Investment Adviser will enable us to invest throughout various stages of the economic and market cycles and to provide us with ongoing market insights in addition to a significant investment opportunity.

Competition

Our primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial finance companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. However, we believe that from time to time there has been a reduction in the amount of debt capital available to middle-market companies, which we believe has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. See “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities” for more information.

Leverage

As of September 30, 2016, we maintained a $350 million Credit Facility, which matures in August 2020, with the Lenders. During the Credit Facility’s revolving period, which extends to August 2018, it bears interest at LIBOR plus 200 basis points, and after the revolving period, the rate sets to LIBOR plus 425 basis points for the remaining two years. The Credit Facility is secured by all of the assets held by Funding I, under which we had $232.9 million outstanding. The annualized weighted average cost of debt for the year ended September 30, 2016, inclusive of the fee on the undrawn commitment on the Credit Facility but excluding amendment costs, was 3.51%. As of September 30, 2016 and 2015, we had $117.1 million and $260.4 million of unused borrowing capacity under our Credit Facility, respectively, subject to regulatory restrictions. We believe that our capital resources provide us with the flexibility to take advantage of market opportunities when they arise. Our use of leverage, as calculated under the asset coverage ratio of the 1940 Act, may generally range between 70% and 90% of our net assets, or 40% to 50% of our Managed Assets. We cannot assure investors that our leverage will remain within the range. The amount of leverage that we employ will depend on our assessment of the market and other factors at the time of any proposed borrowing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

Legal Proceedings

None of us, our Investment Adviser or our Administrator is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our Investment Adviser or Administrator. From time to time, we, our Investment Adviser or Administrator, may be a party to certain legal proceedings, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. MCG was a party to certain legal proceedings, including the enforcement of its rights under contracts with its portfolio companies. We inherited this litigation upon the closing of our acquisition of MCG. While the outcome of these and any future legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations, although we cannot assure you that amounts received in settlement may not be requested to be returned or that we may not be found liable in any such litigation.

INVESTMENT OBJECTIVES AND POLICIES

Investment Policy Overview

We seek to create a diversified portfolio primarily of Floating Rate Loans by generally targeting an investment size of $3 million to $15 million in securities, on average, of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. We generally expect that senior secured debt, or first lien loans, will represent at least 65% of our overall portfolio. We also generally expect to invest up to 35% of our overall portfolio opportunistically in other types of investments, including mezzanine securities and, to a lesser extent, equity investments. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such unrated companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. Securities rated below investment grade are often referred to as “leveraged loans” or “high yield” securities or “junk bonds” and are often higher risk compared to debt instruments that are rated above investment grade and have speculative characteristics. In addition, we expect our debt investments to range in maturity from three to ten years.

Over time, we expect that our portfolio will continue to consist primarily of Floating Rate Loans in qualifying assets such as private, or thinly traded or small market-capitalization, U.S. middle-market public companies. In addition, we may invest up to 30% of our portfolio in non-qualifying assets. These non-qualifying assets may include investments in public companies whose securities are not thinly traded or have a market capitalization of greater than $250 million, securities of middle-market companies located outside of the United States and investment companies as defined in the 1940 Act. We may acquire investments in the secondary market. See “Regulation—Qualifying Assets” and “Investment Objectives and Policies—Investment Selection Criteria” for more information.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, under the 1940 Act we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects of changes to our operating policies and strategies may adversely affect our business, our ability to make distributions and the value of our stock.

Senior Secured Debt

Structurally, senior secured debt (which we define as first lien debt) ranks senior in priority of payment to mezzanine debt and equity and benefits from a senior security interest in the assets of the borrower. As such, other creditors rank junior to our investments in these securities in the event of insolvency. Due to its lower risk profile and often more restrictive covenants as compared to mezzanine debt, senior secured debt generally earns a lower return than mezzanine debt. In some cases senior secured lenders receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Mezzanine Debt

Structurally, mezzanine debt (which we define to include second lien secured debt and subordinated debt) usually ranks subordinate in priority of payment to senior secured loans. Our second lien secured debt is subordinated debt that benefits from a security interest in the borrower. As such, other creditors may rank senior to us in the event of insolvency. Mezzanine debt ranks senior to common and preferred equity in borrowers’ capital structures. Due to its higher risk profile and often less restrictive covenants as compared to senior secured debt, mezzanine debt generally earns a higher return than senior secured debt. In many cases, mezzanine investors receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Investment Selection Criteria

We are committed to a value-oriented philosophy used by the senior investment professionals who manage our portfolio and seek to minimize the risk of capital loss without foregoing potential for capital appreciation.

We have identified several criteria, discussed below, that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, we caution that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we seek to use our experience and access to market information to identify investment opportunities and to structure investments efficiently and effectively.

a)	Leading and defensible competitive market positions

The Investment Adviser invests in portfolio companies that it believes have developed strong positions within their markets. The Investment Adviser also seeks to invest in portfolio companies that it believes possess competitive advantages, for example, in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors to protect their market position.

b)	Investing in stable borrowers with positive cash flow

Our investment philosophy places a premium on fundamental analysis and has a distinct value-orientation. The Investment Adviser invests in portfolio companies it believes to be stable and well-established, with strong cash flows and profitability. The Investment Adviser believes these attributes indicate portfolio companies that may be well-positioned to maintain consistent cash flow to service and repay their liabilities and maintain growth in their businesses or their relative market share. The Investment Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although we are permitted to do so.

c)	Proven management teams

The Investment Adviser focuses on investments in which the portfolio company has an experienced management team with an established track record of success. The Investment Adviser typically requires that portfolio companies have in place proper incentives to align management’s goals with our goals, including having equity interests.

d)	Financial sponsorship

The Investment Adviser may seek to cause us to participate in transactions sponsored by what it believes to be trusted financial sponsors. The Investment Adviser believes that a financial sponsor’s willingness to invest significant equity capital in a portfolio company is an implicit endorsement of the quality of that portfolio company. Further, financial sponsors of portfolio companies with significant investments at risk may have an ability, and a strong incentive, to contribute additional capital in difficult economic times should financial or operational issues arise so as to maintain their ownership position.

e)	Investments in different borrowers, industries and geographies

The Investment Adviser seeks to invest our assets broadly among portfolio companies, across industries and geographical regions. The Investment Adviser believes that this approach may reduce the risk that a downturn in any one portfolio company, industry or geographical region will have a disproportionate impact on the value of our portfolio, although we are permitted to be non-diversified under the 1940 Act.

f)	Viable exit strategy

The Investment Adviser seeks to invest in portfolio companies that it believes will provide a steady stream of cash flow to repay our loans while also reinvesting in their respective businesses. The Investment Adviser expects that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we will exit from our investments over time. In addition, the Investment Adviser also seeks to invest in portfolio companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock, refinancing or other capital markets transaction.

Due Diligence

We believe it is critical to conduct extensive due diligence in evaluating new investment targets. Our Investment Adviser conducts a rigorous due diligence process that is applied to prospective portfolio companies and draws from our Investment Adviser’s experience, industry expertise and network of contacts. In conducting due diligence, our Investment Adviser uses information provided by companies, financial sponsors and publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers.

Our due diligence may include:

•	review of historical and prospective financial information;

•	research relating to the portfolio company’s management, industry, markets, products and services and competitors;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	on-site visits;

•	review of loan documents; and

•	background checks.

Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent auditors prior to the closing of the investment, as well as other outside advisers, as appropriate.

Upon the completion of due diligence in a portfolio company, the team leading the investment presents the investment opportunity to our Investment Adviser’s investment committee. This committee determines whether to pursue the potential investment. All new investments are required to be reviewed by the investment committee of our Investment Adviser. The members of the investment committee receive no compensation from us. Rather, they are employees of and receive compensation from our Investment Adviser.

Investment Structure

Once we determine that a prospective portfolio company is suitable for investment, we work with the management of that portfolio company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We negotiate with these parties to agree on how our investment is structured relative to the other capital in the portfolio company’s capital structure.

We expect our Floating Rate Loans to have terms of three to ten years. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first priority liens on the assets of a portfolio company.

Typically, our mezzanine debt investments have maturities of three to ten years. Mezzanine debt may take the form of a second priority lien on the assets of a portfolio company and have interest-only payments in the early years with cash or PIK payments with amortization of principal deferred to the later years. In some cases, we may invest in debt securities that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases, our mezzanine debt may be collateralized by a subordinated lien on some or all of the assets of the borrower.

We seek to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest in the form of a floor and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with our focus on preserving capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as direct investments in the equity securities of borrowers or warrants or options to buy a minority interest in a portfolio company. Any warrants we may receive with our debt securities generally require only a nominal cost to exercise, so as a portfolio company appreciates in value, we may achieve additional investment return from these equity investments. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but we may exit certain investments earlier when a liquidity event, such as the sale or refinancing of a portfolio company, takes place. We also may turn over investments to better position the portfolio in light of market conditions.

Ongoing Relationships with Portfolio Companies

Monitoring

The Investment Adviser monitors our portfolio companies on an ongoing basis. The Investment Adviser also monitors the financial trends of each portfolio company to determine if it is meeting its respective business plans and to assess the appropriate course of action for each portfolio company.

The Investment Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success in adhering to portfolio company’s business plan and compliance with covenants;

•	periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other portfolio companies in the industry, if any;

•	attendance at and participation in board meetings or presentations by portfolio companies; and

•	review of periodic financial statements and financial projections for portfolio companies.

The Investment Adviser monitors credit risk of each portfolio company regularly with a goal toward identifying early, and when able and appropriate, exiting investments with potential credit problems. This monitoring process may include reviewing: (1) a portfolio company’s financial resources and operating history; (2) comparing a portfolio company’s current operating results with the Investment Adviser’s initial thesis for the investment and its expectations for the performance of the investment; (3) a portfolio company’s sensitivity to economic conditions; (4) the performance of a portfolio company’s management; (5) a portfolio company’s debt maturities and capital requirements; (6) a portfolio company’s interest and asset coverage; and (7) the relative value of an investment based on a portfolio company’s anticipated cash flow.

Under normal market conditions, we expect that at least 80% of the value of our Managed Assets will be invested in Floating Rate Loans and other instruments bearing a variable rate of interest which may, from time to time, include variable rate derivative instruments. This policy is not fundamental and may be changed by our board of directors with at least 60 days prior written notice provided to stockholders.

While our investment objectives are to seek high current income and capital appreciation through investments in Floating Rate Loans, we may invest up to 35% of the portfolio in opportunistic investments. These investments may include investments in second-lien, high yield, mezzanine and distressed debt securities and, to a lesser extent equity investments and securities of companies located outside of the United States. We expect that these public foreign companies generally will have debt securities that are non-investment grade.

Managerial assistance

We offer managerial assistance to our portfolio companies. As a BDC, we are required to make available such managerial assistance within the meaning of Section 55 of the 1940 Act. See “Regulation” for more information.

Staffing

We do not currently have any employees. Our Investment Adviser and Administrator have hired and expect to continue to hire professionals with skills applicable to our business plan, including experience in middle-market investing, senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses.

Our Portfolio

Our principal investment focus is to invest in Floating Rate Loans to U.S. middle-market companies in a variety of industries. We generally seek to target companies that generate positive cash flows from the broad variety of industries in which our Investment Adviser has direct expertise. The following is an illustrative list of the industries in which the Investment Adviser has invested:

•  Aerospace and Defense

•  Auto Sector

•  Beverage, Food and Tobacco

•  Broadcasting and Entertainment

•  Buildings and Real Estate

•  Building Materials

•  Business Services

•  Cable Television

•  Capital Equipment

•  Cargo Transportation

•  Chemicals, Plastics and Rubber

•  Communications

•  Consumer Products

•  Consumer Services

•  Containers Packaging & Glass

•  Distribution

•  Diversified/Conglomerate Manufacturing

•  Diversified/Conglomerate Services

•  Diversified Natural Resources, Precious Metals and Minerals

•  Education

•  Electronics

•  Energy/Utilities

•  Environmental Services

•  Financial Services

•  Grocery

•  Healthcare, Education and Childcare

•  High Tech Industries

•  Home & Office Furnishings, Housewares & Durable Consumer Products

•  Hotels, Motels, Inns and Gaming

•  Insurance

•  Leisure, Amusement, Motion Picture, Entertainment

•  Logistics

•  Manufacturing/Basic Industries

•  Media

•  Mining, Steel, Iron and Non-Precious Metals

•  Oil and Gas

•  Other Media

•  Personal, Food and Miscellaneous Services

•  Printing and Publishing

•  Retail

•  Wholesale

Listed below are our top ten portfolio companies and industries represented as a percentage of our consolidated portfolio assets (excluding cash equivalents) as of September 30:

Portfolio Company	2016	Portfolio Company	2015
Marketplace Events LLC	3%	AKA Diversified Holdings, Inc.	3%
Advanced Cable Communications, LLC	2	Bowlmor AMF Corp.	3
ALG USA Holdings, LLC	2	CRGT Inc.	3
AMF Bowling Centers, Inc.	2	Howard Berger Co. LLC	3
CD&R TZ Purchaser, Inc.	2	Instant Web, LLC	3
CRGT Inc.	2	Language Line, LLC	3
Efficient Collaborative Retail Marketing Company, LLC	2	Novitex Acquisition, LLC	3
KHC Holdings, Inc.	2	Polyconcept Finance B.V.	3
Novitex Acquisition, LLC	2	Surgical Specialties Corporation (US), Inc.	3
Triad Manufacturing, Inc.	2	iEnergizer Limited and Aptara, Inc.	2

Industry	2016	Industry	2015
Healthcare and Pharmaceuticals	10%	High Tech Industries	13%
High Tech Industries	10	Healthcare and Pharmaceuticals	12
Business Services	8	Business Services	10
Consumer Goods: Durable	7	Consumer Goods: Durable	8
Hotel, Gaming and Leisure	6	Retail	8
Telecommunications	6	Construction and Building	6
Aerospace and Defense	5	Consumer Services	6
Media: Diversified and Production	5	Hotel, Gaming and Leisure	5
Retail	5	Consumer Goods: Non-Durable	4
Wholesale	5	Media: Advertising, Printing and Publishing	4

Our executive officers and directors, as well as the senior investment professionals of the Investment Adviser and Administrator, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Currently, the executive officers and directors, as well as the current senior investment professionals of the Investment Adviser and Administrator, serve as officers and directors of PennantPark Investment Corporation, a publicly traded BDC, and other managed funds, as applicable. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations might not be in the best interest of us or our stockholders. In addition, we note that any affiliated investment vehicle currently existing, or formed in the future, and managed by the Investment Adviser and or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Investment Adviser may face conflicts in allocating investment opportunities among us and such other entities. The Investment Adviser will allocate investment opportunities in a fair and equitable manner consistent with our allocation policy, and we have received exemptive relief with respect to certain co-investment transactions. Where co-investment is unavailable or inappropriate, the Investment Adviser will choose which investment fund should receive the allocation. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” for more information.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of an investment company provided in Section 3(c) of the 1940 Act. We may also co-invest in the future on a concurrent basis with our affiliates, subject to compliance with applicable regulations, our trade allocation procedures and, if applicable, the terms of our exemptive relief.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment as of September 30, 2016. Percentages shown for class of investment securities held by us represent percentage of voting ownership and not economic ownership. Percentages shown for equity securities, other than warrants or options held, if any, represent the actual percentage of the class of security held before dilution. For additional information see our “Consolidated Schedule of Investments” in our Consolidated Financial Statements included elsewhere in this prospectus.

The portfolio companies are presented in three categories: “Companies less than 5% owned” which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company; “Companies 5% to 24% owned” which represent portfolio companies where we directly or indirectly own 5% or more but less than 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and “Companies 25% or more owned” which represent portfolio companies where we directly or indirectly own 25% or more of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act. We make available significant managerial assistance to our portfolio companies. Certain assets are pledged as collateral under our Credit Facility as disclosed in our Consolidated Schedule of Investments. Unless otherwise noted, we held no voting board membership on any of our portfolio companies.

As of September 30, 2016, there was no portfolio company in which we have made an investment that represents greater than 5% of our total assets.

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Companies Less than 5% Owned
Advanced Cable Communications, LLC (TPC Broadband Investors, LP) 12409 NW 35 Street Coral Springs, FL 33065	Telecommunications	First Lien Secured Debt(4), L+575, 08/09/2021 Common Equity	2.2%	$12,601

Affinion Group Holdings, Inc. (Affinion Group, Inc.) (Affinion International Holdings Limited)(3) 100 Connecticut Avenue Norwalk, CT 06850	Consumer Goods: Durable	Second Lien Secured Debt, L+700, 10/31/2018 Subordinated Debt, 7.50% (PIK 4.00%) fixed, 07/30/2018 Common Equity	1.0%	5,635

ALG USA Holdings, LLC 7 Campus Boulevard Newtown Square, PA 19073	Hotel, Gaming and Leisure	First Lien Secured Debt, L+575, 02/28/2019	—	12,064

Alvogen Pharma US, Inc.(3) 10 Bloomfield Avenue, Building B Pine Brook, NJ 07058	Healthcare and Pharmaceuticals	First Lien Secured Debt, L+500, 04/04/2022	—	3,946

American Bath Group, LLC 435 Industrial Road Savannah, TN 38372	Consumer Goods: Durable	First Lien Secured Debt, L+575, 10/02/2023	—	2,993

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
American Gilsonite Company 1717 St. James Place Houston, TX 77056	Metals and Mining	Second Lien Secured Debt, — , 09/01/2017	—	700

American Scaffold 3210 Commercial Street San Diego, CA 92113	Aerospace and Defense	First Lien Secured Debt, L+650, 03/31/2022	—	4,888

AMF Bowling Centers, Inc. 222 W. 44th St. New York, NY 10036	Retail	First Lien Secured Debt, L+500, 09/19/2023	—	14,931

AP Gaming I, LLC 6680 Amelia Earhart Court Las Vegas, NV 89119	Hotel, Gaming and Leisure	First Lien Secured Debt, L+825, 12/21/2020	—	6,220

API Technologies Corp. 4705 S. Apopka Vineland Rd., Suite 210 Orlando, FL 32819	Aerospace and Defense	First Lien Secured Debt, L+650, 04/22/2022	—	9,825

Azure Midstream Energy LLC 1250 Wood Bridge Branch Park Dr., Ste. 100 Houston, TX 77079	Energy: Oil and Gas	First Lien Secured Debt, L+650, 11/15/2018	—	4,229

Blue Bird Body Company 402 Blue Bird Boulevard Fort Valley, GA 31030	Automotive	First Lien Secured Debt, L+550, 06/29/2020	—	3,499

Broder Bros., Co. Six Neshaminy Interplex, 6th Floor Trevose, PA 19053	Consumer Goods: Non-Durable	First Lien Secured Debt, Tranche A (L+575, 06/03/2021), Tranche B (L+1,225, 06/03/2021)	—	4,865

Camin Cargo Control, Inc. 230 Marion Avenue Linden, NJ 07036	Transportation: Cargo	First Lien Secured Debt, L+475, 06/30/2021	—	2,370

CareCentrix, Inc. 20 Church Street Hartford, CT 06103	Healthcare and Pharmaceuticals	First Lien Secured Debt, L+500, 07/08/2021	—	4,863

CBAC Borrower, LLC One Caesars Palace Drive Las Vegas, NV 89109	Hotel, Gaming and Leisure	First Lien Secured Debt, L+700, 07/02/2020	—	4,851

CD&R TZ Purchaser, Inc. 2200 Fletcher Avenue Fort Lee, NJ 07024	Consumer Goods: Durable	First Lien Secured Debt, L+600, 07/21/2023	—	12,344

Charming Charlie LLC 5999 Savoy Drive, Houston, TX 77036	Retail	First Lien Secured Debt, L+800, 12/24/2019	—	3,750

Chicken Soup for the Soul Publishing, LLC 21 Hedgerow Lane Greenwich, CT 06831	Media: Advertising, Printing and Publishing	First Lien Secured Debt, L+625, 01/08/2019	—	4,732

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Corfin Industries LLC (Corfin InvestCo, L.P.) 7B Raymond Avenue Salem, NH 03079	Aerospace and Defense	First Lien Secured Debt(4), L+975, 11/25/2020 Common Equity	2.7%	6,894

Credit Infonet, Inc. 4540 Honeywell Court Dayton, OH 45424	High Tech Industries	Subordinated Debt, 13.00% (PIK 1.75%) fixed, 10/26/2018	—	1,976

CRGT Inc. 11921 Freedom Drive, Ste. 1000 Reston, VA 20190	High Tech Industries	First Lien Secured Debt, L+650, 12/21/2020	—	10,505

Curo Health Services Holdings, Inc. 491 Williamson Road, Suite 204 Mooresville, NC 28117	Healthcare and Pharmaceuticals	First Lien Secured Debt, L+550, 02/07/2022	—	1,970

DBI Holding LLC 100 North Conahan Drive Hazleton, PA 18201	Business Services	First Lien Secured Debt, L+525, 08/02/2021	—	9,900

DCS Business Services, Inc. 333 North Canyon Parkway, Ste. 100 Livermore, CA 94551	Business Services	First Lien Secured Debt, L+725, 03/19/2018	—	2,237

DISA Global Solutions, Inc. 12600 Northborough Drive, Ste. 300 Houston, TX 77067	Business Services	First Lien Secured Debt, L+450, 12/09/2020	—	4,876

Douglas Products and Packaging Company LLC 1550 East Old 210 Highway Liberty, MO 64068	Chemicals, Plastics and Rubber	First Lien Secured Debt, L+475, 06/30/2020 Second Lien Secured Debt, L+1,050(5), 12/31/2020	—	6,708

Driven Performance Brands, Inc. 100 Stony Point Rd, Suite 125 Santa Rosa, CA 95401	Consumer Goods: Durable	First Lien Secured Debt(4), L+475, 09/10/2020	—	8,507

Education Networks of America, Inc. 618 Grassmere Park Drive, Suite 12 Nashville, TN 37211	Telecommunications	First Lien Secured Debt(4), L+700, 05/06/2021	—	9,033

Efficient Collaborative Retail Marketing Company, LLC 27070 Miles Road, Suite A Solon, OH 44139	Media: Diversified and Production	First Lien Secured Debt , L+675, 06/15/2022	—	10,972

e.l.f. Beauty, Inc. (f/k/a J. A. Cosmetics US, Inc.) 345 California Street, Ste. 3300 San Francisco, CA 94104	Consumer Goods: Durable	Common Equity	0.2%	2,958

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Emerging Markets Communications, LLC 777 Brickell Avenue Suite 1150 Miami, FL 33131	Telecommunications	First Lien Secured Debt, L+575, 07/01/2021	—	4,703

FHC Health Systems, Inc. 240 Corporate Boulevard Norfolk, VA 23502	Healthcare and Pharmaceuticals	First Lien Secured Debt, L+400, 12/23/2021	—	4,799

GlobalLogic Holdings, Inc. 1741 Technology Drive, 4th Floor San Jose, CA 95110	High Tech Industries	First Lien Secured Debt, L+525, 05/31/2019	—	3,880

Greenway Health, LLC 100 Greenway Blvd. Carrollton, GA 30117	High Tech Industries	First Lien Secured Debt, L+500 , 11/04/2020	—	6,620

GTCR Valor Companies, Inc. 130 E Randolph St. Chicago, IL 60601	Media: Broadcasting and Subscription	First Lien Secured Debt, L+600 , 06/16/2023	—	7,117

Harbortouch Payments, LLC 2202 N. Irving Street Allentown, PA 18109	Banking, Finance, Insurance and Real Estate	First Lien Secured Debt, L+600 , 05/31/2022	—	7,026

Highline Aftermarket Acquisition, LLC (f/k/a DYK Prime Acquisition, LLC) 4635 Willow Drive Medina, MN 55340	Wholesale	First Lien Secured Debt, L+475 , 04/01/2022	—	7,276

Hollander Sleep Products, LLC 6501 Congress Avenue, Ste. 300 Boca Raton, FL 33487	Consumer Goods: Non-Durable	First Lien Secured Debt, L+800, 10/21/2020	—	1,143

Hostway Corporation 100 N Riverside, Ste. 800 Chicago, IL 60606	High Tech Industries	First Lien Secured Debt, L+475, 12/13/2019	—	2,184

Howard Berger Co. LLC 324 Half Acre Road #A Cranbury, NJ 08512	Wholesale	Second Lien Secured Debt, L+1,000, 09/30/2020	—	9,900

Hunter Defense Technologies, Inc. 30500 Aurora Road, Ste. 100 Solon, OH 44139	Aerospace and Defense	First Lien Secured Debt L+600, 08/05/2019	—	5,506

Icynene U.S. Acquisition Corp.(3) 6747 Campobello Road Mississauga ON L5N2L7 Canada	Construction and Building	First Lien Secured Debt, L+625, 11/04/2020	—	6,226

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Idera, Inc. The America Tower Heliport 2950 North Loop Freeway West Suite 700 Houston, TX 77092	High Tech Industries	First Lien Secured Debt, L+550, 04/09/2021	—	7,684

iEnergizer Limited and Aptara, Inc.(3) Mont Crevelt House, Bulwer Avenue St. Sampson, Guernsey GY2 4LH	Business Services	First Lien Secured Debt, L+600, 05/01/2019	—	8,242

Imagine! Print Solutions, LLC 1000 Valley Park Drive Minneapolis, MN 55379	Media: Advertising, Printing and Publishing	First Lien Secured Debt, L+600, 03/30/2022	—	6,027

Instant Web, LLC 7951 Powers Boulevard Chanhassen, MN 55317	Media: Advertising, Printing and Publishing	First Lien Secured Debt, Term Loan A (L+450, 03/28/2019), Term Loan B (L+1,100, 03/28/2019)	—	9,778

Interior Specialists, Inc. (Faraday Holdings, LLC) 1630 Faraday Avenue Carlsbad, CA 92008	Construction and Building	First Lien Secured Debt, L+800, 06/30/2020 Common Equity	0.1%	6,757

Inventus Power, Inc. (f/k/a ICC-Nexergy, Inc.) 1200 Internationale Parkway Woodridge, IL 60517	Consumer Goods: Durable	First Lien Secured Debt, L+550, 04/30/2020	—	4,687

Jackson Hewitt Inc. 3 Sylvan Way Parsippany, NJ 07054	Consumer Services	First Lien Secured Debt, L+700, 07/30/2020	—	4,753

K2 Pure Solutions NoCal, L.P. 3515 Massillion Road Ste. 290 Uniontown, OH 44685	Chemicals, Plastics and Rubber	First Lien Secured Debt, L+900, 02/19/2021	—	3,926

Kendra Scott, LLC 1400 South Congress Avenue, Suite A-170 Austin, TX 78704	Retail	First Lien Secured Debt, L+600, 07/17/2020	—	2,822

KHC Holdings, Inc. 3300 Brother Boulevard Memphis, TN 38133	Wholesale	First Lien Secured Debt(4), L+600, 10/31/2022	—	12,344

Lago Resort & Casino, LLC 1133 Ridge Road (Rt 414) Waterloo, NY 13165	Hotel, Gaming and Leisure	First Lien Secured Debt, L+950, 03/07/2022	—	9,971

Lanyon Solutions, Inc. 10182 Telesis Court San Diego, CA 92121	High Tech Industries	First Lien Secured Debt, L+450, 11/13/2020	—	1,930

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
LifeCare Holdings LLC 5340 Legacy Drive Ste. 150, Building 4 Plano, TX 75024	Healthcare and Pharmaceuticals	First Lien Secured Debt, L+525, 11/30/2018	—	5,273

Linblad Expeditions, Inc.(3) Linblad Maritime Enterprises, Ltd.(3) 96 Morton Street, 9th Floor New York, NY 10014	Hotel, Gaming and Leisure	First Lien Secured Debt, L+450, 05/10/2021	—	2,469

Lombart Brothers, Inc. 5358 Robin Hood Road, Norfolk, VA 23513	Capital Equipment	First Lien Secured Debt(4), L+675, 04/13/2022	—	6,192

Long’s Drugs Incorporated 111 Executive Center Drive, Suite 228 Columbia, SC 29210	Healthcare and Pharmaceuticals	First Lien Secured Debt, L+525, 08/19/2021	—	4,950

LSF9 Atlantis Holdings, LLC 775 Prairie Center Drive, Suite 420 Eden Prairie, MN 55344	Retail	First Lien Secured Debt, L+900, 01/15/2021	—	9,542

LTI Holdings, Inc. 600 So McClure Road Modesto, CA 95357	Chemicals, Plastics and Rubber	First Lien Secured Debt, L+425, 04/18/2022	—	5,255

MailSouth, Inc. 5901 Highway 52 East Helena, AL 35080	Media: Advertising, Printing and Publishing	Second Lien Secured Debt, L+1,050, 10/22/2021	—	3,775

Marketplace Events LLC 31105 Bainbridge Road Suite 3 Solon, OH 44139	Media: Diversified and Production	First Lien Secured Debt(4), USD (L+525, 01/27/2021), CAD (P+275, 01/27/2021), Revolver (P+275, 01/27/2021)	—	15,510

Mission Critical Electronics, Inc. 2911 W. Garry Ave. Santa Ana, CA 92704	Capital Equipment	First Lien Secured Debt(4), L+500, 09/28/2022	—	4,075

New Trident HoldCorp, Inc. 930 Ridgebrook Road, 3rd Floor Sparks, MD 21152	Healthcare and Pharmaceuticals	First Lien Secured Debt, L+525, 07/31/2019	—	8,289

Novitex Acquisition, LLC 1 Elmcroft Road Stamford, CT 06926	Business Services	Second Lien Secured Debt, L+1,100, 07/07/2021	—	11,000

Pathway Partners Vet Management Company LLC 3930 Bee Cave Rd. #9 Austin, TX 78746	Healthcare and Pharmaceuticals	First Lien Secured Debt(4), L+500, 08/19/2022	—	6,206

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Patriot National, Inc. 401 E. Las Olas Blvd., Ste. 1650 Fort Lauderdale, FL 33301	Banking, Finance, Insurance and Real Estate	Common Equity	—	107

Penton Media, Inc. 249 W. 17th Street, 4th Floor New York, NY 10011	Media: Diversified and Production	Second Lien Secured Debt, L+775, 10/02/2020	—	4,854

Polycom, Inc. 6001 America Center Dr, San Jose, CA 95002	Telecommunications	First Lien Secured Debt, L+650, 09/27/2023	—	5,775

Precyse Acquisition Corp. 200 North Point Center East, Suite 600 Alpharetta, GA 30022	Healthcare and Pharmaceuticals	First Lien Secured Debt, L+550, 10/20/2022	—	4,015

Premier Dental Services, Inc. 530 S Main Street, 6th Floor Orange, CA 92868	Consumer Services	First Lien Secured Debt, L+650, 11/01/2018	—	7,491

Profile Products LLC 750 Lake Cook Road, Suite 440 Buffalo Grove, IL 60089	Environmental Industries	First Lien Secured Debt(4), L+475, 05/20/2021	—	7,282

Quick Weight Loss Centers, LLC 3161 Mcnab Road Pompano Beach, FL 33069	Beverage, Food and Tobacco	First Lien Secured Debt, L+475, 08/23/2021	—	9,900

Research Now Group, Inc. 5800 Tennyson Parkway, Ste. 600 Plano, TX 75024	High Tech Industries	First Lien Secured Debt, L+450, 03/18/2021	—	6,688

Robertshaw US Holding Corp. 191 East North Avenue Carol Stream, IL 60188	Consumer Goods: Durable	First Lien Secured Debt, L+700, 06/18/2019	—	4,259

Ryan, LLC Three Galleria Tower 13155 Noel Road, Suite 100 Dallas, TX 75240	Business Services	First Lien Secured Debt, L+575, 08/07/2020	—	4,163

Sensus USA, Inc. 8601 Six Forks Road, Suite 700 Raleigh, NC 27615	Utilities: Water	First Lien Secured Debt, L+550, 04/05/2023	—	10,000

Snak Club, LLC 5560 E Slauson Ave Commerce, CA 90040	Beverage, Food and Tobacco	First Lien Secured Debt(4), L+500, 07/19/2021	—	4,919

Software Paradigms International Group, LLC 5 Concourse Pkwy., Ste. 500 Atlanta, GA 30328	High Tech Industries	First Lien Secured Debt, L+550, 05/21/2021	—	9,826

Sotera Defense Solutions, Inc. 2121 Cooperative Way, Ste. 400 Herndon, VA 20171	Aerospace and Defense	First Lien Secured Debt, L+750, 04/21/2017	—	5,640

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
Sundial Group Holdings LLC 11 Ranick Drive South Amityville, NY 11701	Consumer Goods: Non-Durable	First Lien Secured Debt, L+625, 10/19/2021	—	7,313

Sunshine Oilsands Ltd.(3) 1020, 903 - 8 Avenue S.W. Calgary, Alberta, Canada T2P 0P7	Energy: Oil and Gas	Second Lien Secured Debt, 12.50% fixed, 08/01/2017	—	1,631

Survey Sampling International, LLC 6 Research Drive Shelton, CT 06484	Business Services	First Lien Secured Debt, L+500, 12/16/2020	—	7,409

Systems Maintenance Services Holding, Inc. 10420 Harris Oaks Blvd, Ste. C Charlotte, NC 28269	High Tech Industries	First Lien Secured Debt, L+400, 10/18/2019	—	5,733

Tensar Corporation 2500 Northwinds Parkway, Ste. 500 Alpharetta, GA 30009	Construction and Buildings	First Lien Secured Debt, L+475, 07/09/2021	—	4,071

The Original Cakerie, Co.(3) The Original Cakerie Ltd.(3) 1345 Cliveden Ave Delta, BC V3M 6C7, Canada	Consumer Goods: Non-Durable	First Lien Secured Debt(4), The Original Cakerie, Co. (L+550, 07/20/2021), The Original Cakerie, Ltd. (L+500, 07/20/2021)	—	8,980

TOMS Shoes, LLC 5404 Jandy Place Los Angeles, CA 90066	Consumer Goods: Non-Durable	First Lien Secured Debt, L+550, 11/02/2020	—	1,576

Triad Manufacturing, Inc. 4321 Semple Avenue St. Louis, MO 63120	Capital Equipment	First Lien Secured Debt, L+1,075(5), 12/28/2020	—	10,307

UniTek Global Services, Inc. 1777 Sentry Parkway West Gwynedd Hall, Ste. 202 Blue Bell, PA 19422	Telecommunications	First Lien Secured Debt(4), (L+850 (PIK 100), 01/14/2019), (L+750, 01/14/2019) Subordinated Debt, 15.00% (PIK 15.00%) fixed, 07/15/2019 Preferred Equity Common Equity	1.5%	3,208

Universal Fiber Systems, LLC 14401 Industrial Park Road Bristol, VA 24202	Chemicals, Plastics and Rubber	First Lien Secured Debt, L+550, 10/04/2021	—	4,938

U.S. Anesthesia Partners, Inc. 2475 Eagle Run Weston, FL 33327	Healthcare and Pharmaceuticals	First Lien Secured Debt, L+500, 12/31/2019	—	9,851

Name and Address of Portfolio Company	Nature of Business	Type of Investment, Interest(1), Maturity	Voting Percentage Ownership(2)	Fair Value (in thousands)
US Med Acquisition, Inc. 8260 NW 27th Street, Suite 401 Doral, FL 33122	Healthcare and Pharmaceuticals	First Lien Secured Debt, L+900, 08/13/2021	—	3,090

Vestcom Parent Holdings, Inc. 7302 Kanis Road Little Rock, AR 72204	Media: Advertising, Printing and Publishing	Common Equity	0.2%	577

Vistage Worldwide, Inc. 11452 El Camino Real, Suite 400 San Diego, CA 92130	Media: Broadcasting and Subscription	First Lien Secured Debt, L+550, 08/19/2021	—	4,793

VT Buyer Acquisition Corp. 290 West Mount Pleasant Avenue, Suite 3200 Livingston, NJ 07039	Business Services	Second Lien Secured Debt, L+975, 01/30/2023	—	1,838

Winchester Electronics Corporation 68 Water Street Norwalk, CT 06854	Capital Equipment	First Lien Secured Debt(4), L+650, 06/30/2022	—	7,659

Worley Claims Services, LLC 303 Timber Creek Hammond, LA 70403	Banking, Finance, Insurance and Real Estate	First Lien Secured Debt, L+800, 10/30/2020	—	7,316

Total Investments				$598,888

(1)	Represents basis point spread above index for floating rate instruments, or fixed rate for instruments if no index is indicated, that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes payment-in-kind, or PIK, interest and other fee rates, if any.
(2)	Voting ownership percentage refers only to common equity, preferred equity and warrants held, if any, were we to have voting rights.
(3)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.
(4)	Includes the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment, that does not earn a basis point spread above an index while it is unfunded.
(5)	Coupon is not subject to a LIBOR or Prime rate floor.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash equivalents) in such industries:

	As of September 30,
Industry Classification	2016	2015
Healthcare and Pharmaceuticals	10%	12%
High Tech Industries	10	13
Business Services	8	10
Consumer Goods: Durable	7	8
Hotel, Gaming and Leisure	6	5
Telecommunications	6	2
Aerospace and Defense	5	3
Capital Equipment	5	—
Media: Diversified and Production	5	1
Retail	5	8
Wholesale	5	3
Consumer Goods: Non-Durable	4	4
Media: Advertising, Printing and Publishing	4	4
Chemicals, Plastics and Rubber	3	4
Construction and Building	3	6
Banking, Finance, Insurance and Real Estate	2	2
Beverage, Food and Tobacco	2	—
Consumer Services	2	6
Media: Broadcasting and Subscription	2	2
Automotive	1	3
All Other	5	4

Total	100%	100%

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of five members, or directors, four of whom are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our Independent Directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors

Under our charter, our directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring each year. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Adam K. Bernstein	53	Director	2010	2019
Marshall Brozost	49	Director	2010	2018
Jeffrey Flug	54	Director	2010	2019
Samuel L. Katz	51	Director	2010	2018
Interested director
Arthur H. Penn	53	Chairman of the Board and Chief Executive Officer	2010	2017

Executive Officer Who is Not a Director

The following information pertains to our executive officer who is not a director of PennantPark Floating Rate Capital Ltd.

Name	Age	Position
Aviv Efrat	52	Chief Financial Officer and Treasurer

Officer Who is Not a Director

The following information pertains to our officer who is not a director of PennantPark Floating Rate Capital Ltd.

Name	Age	Position
Guy F. Talarico	61	Chief Compliance Officer

The address for each director and executive officer is c/o PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022.

Board of Directors’ Composition and Leadership Structure

The 1940 Act requires that at least a majority of our directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four of our five directors are Independent Directors. The Chairman of our board of directors is our Chief Executive Officer and therefore an interested person of us. The Independent Directors believe that the combined position of Chief Executive Officer and Chairman of the board of directors results in greater efficiencies in managing us by eliminating the need to transfer substantial information quickly and repeatedly between the Chief Executive Officer and the Chairman and by offering the ability to capitalize on the specialized knowledge acquired from the duties of the roles. The board of directors has not identified a lead Independent Director; however, it has determined that its leadership structure, in which 80% of the directors are Independent Directors and, as such, are not affiliated with the Investment Adviser or the Administrator, is appropriate in light of the services that the Investment Adviser and the Administrator provide us and the potential conflicts of interest that could arise from these relationships.

Board of Directors’ Risk Oversight Role

The board of directors performs its risk oversight function primarily through (1) its three standing committees, described more fully below, which report to the board of directors and are comprised solely of Independent Directors and (2) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under “Audit Committee,” “Nominating and Corporate Governance Committee” and “Compensation Committee,” the board of directors’ Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, including the annual audit of our financial statements and systems of internal controls regarding finance and accounting, pre-approving the engagement of an independent registered public accounting firm to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent registered public accounting firm. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the directors and our management. The Compensation Committee’s risk oversight responsibilities include determining, or recommending to the board of directors for determining, the compensation of the Company’s chief executive officer and all other executive officers, paid directly by the Company, if any, and assisting the board of directors with matters related to compensation, as directed by the board of directors. The Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee consist solely of Independent Directors.

The board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of our compliance policies and procedures and certain of our service providers. The Chief Compliance Officer’s report, which is reviewed by the board of directors, addresses at a minimum (1) the operation of our compliance policies and procedures and certain of our service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

We believe that the board of directors’ role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, we must comply with certain regulatory requirements that controls the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited by the asset coverage ratio set forth in the 1940 Act (including any relief thereto provided by the SEC), and we generally must invest at least 70% of our total assets in “qualifying assets.” In addition, we elected to be treated as a RIC under the Code. As a RIC, we must, among other things, meet certain income source and asset diversification requirements.

We believe that the extent of the board of directors’ and its committees’ roles in risk oversight complements the board of directors’ leadership structure. Because they are comprised solely of Independent Directors, the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee are

able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review. Through regular executive session meetings with our independent public accounting firm, Chief Compliance Officer and Chief Executive Officer, the Independent Directors have similarly established direct communication and oversight channels that the board of directors believes foster open communication and early detection of issues of concern.

We believe that the board of directors’ role in risk oversight must be evaluated on a case by case basis and that the current configuration and allocation of responsibilities among the board of directors and its committees with respect to the oversight of risk is appropriate. However, the board of directors and its committees continually re-examine the manner in which they administer their respective risk oversight functions, including through formal annual assessments of performance, to ensure that they meet our needs.

Biographical Information

The board of directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the board of directors to operate effectively in governing us and protecting the interests of our stockholders. Below is a description of the specific experiences, qualifications, attributes and/or skills that each director possesses and, which the board of directors considered to be an effective director. Our directors have been divided into two groups-interested directors and Independent Directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Adam K. Bernstein (53), Director. Mr. Bernstein became a Director of PennantPark Floating Rate Capital Ltd. and PennantPark Investment Corporation in October 2010 and February 2007, respectively. Mr. Bernstein is currently President of The Bernstein Companies, a Washington, D.C.-based real estate investment and development firm which he joined in 1986. Mr. Bernstein runs a diversified company that includes a Hotel division, a Private Real Estate Investment Trust, and a structured financed group that focuses on tax credit syndication and project lending for community development projects nationwide. In 2012, Mr. Bernstein was appointed to the Board of Overseers of the School of Arts and Sciences at the University of Pennsylvania.

Marshall Brozost (49), Director. Mr. Brozost became a Director of PennantPark Floating Rate Capital Ltd. and PennantPark Investment Corporation in October 2010 and February 2007, respectively. Since July 2016, Mr. Brozost has been a Partner at Orrick, Herrington & Sutcliffe LLP, where he practices in the real estate and private equity groups. Prior to Orrick, Herrington & Sutcliffe LLP, Mr. Brozost practiced law at O’Melveny & Myers LLP from 2001 to 2004; Solomon & Weinberg LLP from 2004 to 2005; Dewey & LeBoeuf LLP from 2005 to 2012; Schulte Roth & Zabel, LLP from 2012 to 2016. Mr. Brozost also served as a Vice President of Nomura Asset Capital Corporation from 1997 through 2000.

Jeffrey Flug (54), Director. Mr. Flug became a Director of PennantPark Floating Rate Capital Ltd. and PennantPark Investment Corporation in October 2010 and February 2007, respectively. From 2009 to June 2015, Mr. Flug held a variety of senior positions, including, most recently, President, with Union Square Hospitality Group, an exclusive chain of restaurants. Since September 2014, Mr. Flug has served as a director of Shake Shack, Inc. From October 2012 to September 2015, Mr. Flug was a director of Sears Hometown and Outlet Stores, Inc. Mr. Flug was Chief Executive Officer and Executive Director of Millennium Promise Alliance, Inc. from 2006 to 2008. Millennium Promise is a non-profit organization whose mission is to eradicate extreme global poverty. Mr. Flug was Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank from 2000 to 2006. From 1988 to 2000, Mr. Flug was Managing Director for Goldman Sachs & Co. in its Fixed Income Division.

Samuel L. Katz (51), Director. Mr. Katz became a Director of PennantPark Floating Rate Capital Ltd. and PennantPark Investment Corporation in October 2010 and February 2007, respectively. Mr. Katz is the Managing

Partner of TZP Group, LLC, a private equity fund he formed in 2007. Prior to joining TZP Group, Mr. Katz was Chief Executive Officer of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 through 2007. From 1996 through 2005, Mr. Katz held a variety of senior positions at Cendant Corporation, including, most recently, Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005. From 1992 to 1995, Mr. Katz invested in private and public equity as Co-Chairman of Saber Capital, Inc. and Vice President of Dickstein Partners Inc. From 1988 to 1992, Mr. Katz was an Associate and Vice President at The Blackstone Group, where he worked on numerous private equity transactions, including the initial leveraged buyouts of several hotel franchise brands which created the predecessor to Cendant Corporation. From 1986 to 1988, Mr. Katz was a Financial Analyst at Drexel Burnham Lambert.

Interested Director

Arthur H. Penn (53), Founder, Chief Executive Officer and Chairman of the board of directors. Mr. Penn became the Chief Executive Officer and a Director of PennantPark Floating Rate Capital Ltd. and PennantPark Investment Corporation at their inception in 2010 and 2007, respectively. He also founded and became Managing Member of PennantPark Investment Advisers in January 2007. Mr. Penn co-founded Apollo Investment Management in 2004, where he was a Managing Partner from 2004 to 2006. He also served as Chief Operating Officer of Apollo Investment Corporation from its inception in 2004 to 2006 and served as President and Chief Operating Officer of that company in 2006. Mr. Penn was formerly a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 to 2006. From 2002 to 2003, prior to joining Apollo, Mr. Penn was a Managing Director of CDC-IXIS Capital Markets. Mr. Penn previously served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank) from 1999 through 2001. Prior to joining UBS Warburg, Mr. Penn was Global Head of Fixed Income Capital markets for BT Securities and BT Alex Brown Incorporated from 1994 to 1999. From 1992 to 1994, Mr. Penn served as Head of High-Yield Capital Markets at Lehman Brothers.

Executive Officer and Officer who are not Directors

Aviv Efrat (52), Chief Financial Officer and Treasurer. Mr. Efrat became the Chief Financial Officer and Treasurer of PennantPark Floating Rate Capital Ltd. and PennantPark Investment Corporation in October 2010 and February 2007, respectively. Mr. Efrat is also a Managing Director of PennantPark Investment Administration, LLC. Mr. Efrat was a Director at BlackRock, Inc., where he was responsible for a variety of administrative, operational, and financial aspects of closed-end and open-end registered investment companies, from 1997 to 2007. From 1994 to 1997, Mr. Efrat was in the Investment Companies Business Unit at Deloitte & Touche LLP. He is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Guy F. Talarico (61), Chief Compliance Officer. Mr. Talarico became the Chief Compliance Officer of PennantPark Floating Rate Capital Ltd. and PennantPark Investment Corporation in March 2011 and May 2008, respectively. Mr. Talarico has held the position of Chief Compliance Officer for a number of investment advisers, private funds and investment companies from 2004 when he founded Alaric Compliance Services, LLC.

Committees of the Board of Directors

For the fiscal year ended September 30, 2016, we held five board of directors’ meetings, four Audit Committee meetings, one Nominating and Corporate Governance Committee Meeting and one Compensation Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board of directors and committee meetings, and encourage directors to attend the annual stockholders’ meeting. For the fiscal year ended September 30, 2016, four of the directors attended the annual stockholders’ meeting.

Audit Committee

The members of the Audit Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules. Messrs. Flug and Katz serve as Co-Chairmen of the Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the board of directors. The charter sets forth the responsibilities of the Audit Committee, which include: selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our accounts and records; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommending to the board of directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filings of our quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; reviewing and approving all related party transactions; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is also responsible for aiding our board of directors in fair valuing our portfolio securities that are not publicly traded or for which current market values are not readily available. The board of directors and Audit Committee use the services of nationally recognized independent valuation firms to help them determine the fair value of certain securities. Our board of directors has determined that each of Messrs. Flug and Katz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act. The Audit Committee Charter is available on our website www.pennantpark.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules. Messrs. Bernstein and Brozost serve as Co-Chairmen of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on our website www.pennantpark.com.

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Thomas J. Friedmann, Secretary, c/o PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as director of the board of directors include: compliance with the independence and other applicable requirements of the NASDAQ corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in our Nominating and Corporate Governance Committee Charter; and the ability to contribute to our effective management of the Company, taking into account our needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate. The Nominating and Corporate

Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the Nominating and Corporate Governance Committee will consider such factors as it may deem are in the best interests of us and our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board of directors’ annual-self assessment, the members of the Nominating and Corporate Governance Committee evaluate the membership of the board of directors and whether the board of directors maintains satisfactory policies regarding membership selection.

Compensation Committee

The Compensation Committee is responsible for determining, or recommending to the board of directors for determining, the compensation of the Company’s Chief Executive Officer and all other executive officers, paid directly by the Company, if any. The Compensation Committee also assists the board of directors with all matters related to compensation, as directed by the board of directors. The current members of the Compensation Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules. As discussed below, none of our executive officers is directly compensated by the Company and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. The Compensation Committee Charter is available on the Company’s website www.pennantpark.com.

Compensation of Directors and Executive Officer

The following table shows information regarding the compensation paid by us to our directors for the fiscal year ended September 30, 2016. No compensation is paid directly by us to any interested director or executive officer of the Company.

	PennantPark Floating Rate Capital Ltd.			PennantPark Investment Corporation
Name	Aggregate compensation from the Company	Pension or retirement benefits accrued as part of our expense(1)	Total paid to director/officer	Aggregate compensation from the Company	Pension or retirement benefits accrued as part of our expense(1)	Total paid to director/officer
Independent directors
Adam K. Bernstein	$61,250	None	$61,250	$122,500	None	$122,500
Marshall Brozost	$61,250	None	$61,250	$122,500	None	$122,500
Jeffrey Flug	$63,750	None	$63,750	$132,500	None	$132,500
Samuel L. Katz	$63,750	None	$63,750	$132,500	None	$132,500
Interested director
Arthur H. Penn	None	None	None	None	None	None
Executive officer
Aviv Efrat(2)	None	None	None	None	None	None

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits from us.
(2)	Mr. Efrat is an employee of the Administrator.

Each Independent Director receives an annual payment of $50,000 for services performed on behalf of us as a director. The Independent Directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board of directors meeting and receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting (unless combined with a board of directors meeting). In addition, each Co-Chairman of the Audit Committee receives an annual fee of $3,750 and each Co-Chairman of any other committee receives an annual fee of $1,250 for his additional services in these capacities. Also, we have purchased directors’ and officers’

liability insurance on behalf of our directors and officers and indemnify such persons against certain losses. Independent Directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of NAV or the market price at the time of payment. No compensation is expected to be paid to directors who are “interested persons” (as defined in the 1940 Act).

Portfolio Managers, or Senior Investment Professionals, Biographical Information.

Our Investment Adviser has three experienced senior investment professionals in addition to Mr. Penn. These senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the senior lending, mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across changing economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Below is a summary of their biographical information. Our senior investment professionals receive no compensation from us. The compensation of these individuals is paid by our Investment Adviser and compensation includes a base salary and a bonus contingent upon past and future performance.

Jose A. Briones joined PennantPark Investment Advisers in December 2009. Previously, Mr. Briones was a Partner of Apollo Investment Management, L.P. and a member of its investment committee since 2006. He was a Managing Director with UBS Securities LLC in the Financial Sponsors and Leveraged Finance Group from 2001 to 2006. Prior to joining UBS he was a Vice President with JP Morgan in the Global Leveraged Finance Group from 1999 to 2001. From 1992 to 1999, Mr. Briones was a Vice President at BT Securities and BT Alex Brown Inc. in the Corporate Finance Department.

Salvatore Giannetti III joined PennantPark Investment Advisers in February 2007. Previously, Mr. Giannetti was a Partner in the private equity firm Wilton Ivy Partners since 2004. He was a Managing Director at UBS Securities LLC in its Financial Sponsors and Leveraged Finance Group from 2000 to 2001. From 1997 to 2000, Mr. Giannetti was a Managing Director in the Investment Banking Division at Deutsche Bank (joining BT Securities and BT Alex Brown Inc.). From 1986 to 1997, Mr. Giannetti worked in the Investment Banking, Syndicated Loan & Private Equity groups at Chase Securities Inc. and its predecessor firms, Chemical Securities and Manufacturers Hanover.

P. Whitridge Williams, Jr. joined PennantPark Investment Advisers in March 2007. Previously, Mr. Williams was a Managing Director in the Financial Sponsors and Leveraged Finance Group at UBS Securities LLC. Mr. Williams worked at UBS and predecessor firms, including Dillon Read and Co. Inc. from 1996 to 2007. During Mr. Williams’ tenure at UBS, he spent four years as a senior member of the Telecom, Media and Technology Group.

In addition to managing our investments, as of September 30, 2016 our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
PennantPark Investment Corporation	Business development company	Primarily in U.S. middle-market companies in the form of senior secured loans, mezzanine debt and equity investments	$1,239
Other Managed Fund	Direct Lending Fund	Other credit opportunities	$70

The management and incentive fees payable by PennantPark Investment Corporation are based on the gross assets and performance of PennantPark Investment Corporation, respectively.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of January 13, 2017, to our knowledge, no person would be deemed to “control” us, as such term is defined in the 1940 Act. Our board of directors consist of an interested director and Independent Directors.

The following table sets forth, as of January 13, 2017, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5 percent or more of our outstanding common stock and all officers and directors, as a group.

Name and address(1)	Type of ownership(2)	Shares owned	Percentage of Common Stock Outstanding
Independent directors
Adam K. Bernstein	Record/Beneficial	5,000	*
Marshall Brozost	Record/Beneficial	—	—
Jeffrey Flug	Record/Beneficial	15,500	*
Samuel L. Katz	Record/Beneficial	120,100	*
Interested director
Arthur H. Penn(3)	Record/Beneficial	149,209	*
Executive officer
Aviv Efrat	Record/Beneficial	28,750	*

All directors and executive officer as a group (6 persons)	Record/Beneficial	318,559	1.2%

(1)	The address for each officer and director is c/o PennantPark Floating Rate Capital Ltd., 590 Madison Avenue, 15th Floor, New York, New York 10022.
(2)	Sole voting power.
(3)	Mr. Penn is the Managing Member of PennantPark Investment Advisers, LLC and may therefore be deemed to own beneficially the 149,209 shares held by PennantPark Investment Advisers, LLC.
*	Less than 1 percent.

Dollar Range of Securities Beneficially Owned by Directors, Officers and Senior Investment Professionals

The following table sets forth the dollar range of our common stock beneficially owned by each of our directors and senior investment professionals as of December 31, 2016. Information as to the beneficial ownerships is based on information furnished to us by such persons. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of the Common Stock of the Companies(1)
Directors	PennantPark Floating Rate Capital Ltd.	PennantPark Investment Corporation	Total
Independent directors
Adam K. Bernstein	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000
Marshall Brozost	None	$100,001 - $500,000	$100,001 - $500,000
Jeffrey Flug	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Samuel L. Katz	Over $1,000,000	Over $1,000,000	Over $1,000,000
Interested director
Arthur H. Penn(2)	Over $1,000,000	Over $1,000,000	Over $1,000,000
Senior Investment Professionals
Jose A. Briones	Over $1,000,000	$500,001 - $1,000,000	Over $1,000,000
Salvatore Giannetti III	Over $1,000,000	$100,001 - $500,000	Over $1,000,000
P. Whitridge Williams, Jr.	Over $1,000,000	$500,001 - $1,000,000	Over $1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.
(2)	Also reflects holdings of PennantPark Investment Advisers, LLC.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Investment Management Agreement

PennantPark Floating Rate Capital Ltd. has entered into an Investment Management Agreement with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of, and provides investment advisory services to, us. Mr. Penn, our Chairman and Chief Executive Officer, is the managing member and a senior investment professional of, and has a financial and controlling interest in PennantPark Investment Advisers. The Company, through the Investment Adviser, provides similar services to Funding I under its collateral management agreement. Funding I’s collateral management agreement does not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. Under the terms of our Investment Management Agreement, PennantPark Investment Advisers:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies)

•	closes and monitors the investments we make; and

•	provides us with such other investment advisory, research and related services, as we may need from time to time.

PennantPark Investment Advisers’ services under our Investment Management Agreement are not exclusive, and it is free to furnish similar services, without the prior approval of our stockholders or our board of directors, to other entities so long as its services to us are not impaired. Our board of directors monitors for any potential conflicts that may arise upon such a development. For providing these services, the Investment Adviser receives a fee from us, consisting of two components—a base management fee and an incentive fee, or collectively, Management Fees.

Investment Advisory Fees

The base management fee is calculated at an annual rate of 1.00% of our “average adjusted gross assets,” which equals our gross assets (net of U.S. Treasury Bills, temporary draws under any credit facility, cash and cash equivalents, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and adjusted to exclude cash, cash equivalents and unfunded commitments, if any) and is payable quarterly in arrears. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For the fiscal years ended September 30, 2016, 2015 and 2014, the Investment Adviser earned a base management fee of $5.0 million, $3.6 million and $3.7 million, respectively, from us.

The following is a hypothetical example of the calculation of average adjusted gross assets:

Gross assets as of December 31, 20XX = $160 million

U.S. Treasury bills and temporary draws on credit facilities as of December 31, 20XX = $10 million

Adjusted gross assets as of December 31, 20XX = $150 million

Gross assets as of March 31, 20XX = $200 million

U.S. Treasury bills and temporary draws on credit facilities as of March 31, 20XX = $20 million

Adjusted gross assets as of March 31, 20XX = $180 million

Average value of adjusted gross assets of March 31, 20XX and December 31, 20XX, which are the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter = ($150 million + $180 million) / 2 = $165 million.

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees (other than fees for providing managerial assistance) such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies, accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense or amendment fees under any credit facility and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 50% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.9167% in any calendar quarter (11.67% annualized) (we refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.9167%) as the “catch-up,” which is meant to provide our Investment Adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a hurdle did not apply, if this net investment income exceeds 2.9167% in any calendar quarter), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.9167% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable. For the years ended September 30, 2016, 2015 and 2014, the Investment Adviser earned $3.7 million, $2.2 million and $2.6 million, respectively, in incentive fees on net investment income from us.

The following is a graphical representation of the calculation of quarterly incentive fee based on Pre-Incentive Fee Net Investment Income:

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income

allocated to income-related portion of incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For the fiscal years ended September 30, 2016, 2015 and 2014 the Investment Adviser accrued an incentive fee on capital gains of approximately zero, $(0.4) million and $0.8 million, respectively, as calculated under the Investment Management Agreement (as described above).

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related incentive fees paid or accrued in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. The incentive fee accrued for under GAAP on our unrealized and realized capital gains for the years ended September 30, 2016, 2015 and 2014 was $1.1 million, $(0.7) million and $0.1 million, respectively.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle(1) = 1.75%

Base management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 0.80%

Pre-Incentive Fee Net Investment Income does not exceed hurdle; therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle(1) = 1.75%

Base management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 2.25%

Incentive fee	= 50% x Pre-Incentive Fee Net Investment Income, subject to “catch-up”
= 50% x (2.25% - 1.75%)
= 0.25%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 4.00%

Hurdle(1) = 1.75%

Base management fee(2) = 0.25%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 3.55%

Incentive fee	= 20% x Pre-Incentive Fee Net Investment Income, subject to “catch-up”(3)
Incentive fee	= 50% x “catch-up” + (20% x (Pre-Incentive Fee Net Investment Income - 2.9167%))
Catch-up	=2.9167%-1.75%
=1.1667%
=(50% x 1.1667%) + (20% x (3.55% -2.9167%))
=0.5833% + (20% x 0.6333%)
=0.5833% + 0.1267%
=0.71%

*	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of total net assets.
(1)	Represents 7.0% annualized hurdle.
(2)	Represents 1.0% annualized base management fee.
(3)	The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of approximately 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.9167% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee, if any, would be:

Year 1: None

Year 2: $6 million capital gains incentive fee

$30 million realized capital gains on sale of Investment A multiplied by 20%

Year 3: None

$5 million cumulative fee (20% multiplied by $25 million ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: $200,000 capital gains incentive fee

$6.2 million cumulative fee ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (previous capital gains fee paid in Year 2)

Alternative 2:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $35 million

Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee, if any, would be:

Year 1: None

Year 2: $5 million capital gains incentive fee

20% multiplied by $25 million ($30 million realized capital gains on sale of Investment A less $5 million unrealized capital depreciation on Investment B)

Year 3: $1.4 million capital gains incentive fee(1)

$6.4 million cumulative fee (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (previous capital gains fee paid in Year 2)

Year 4: $0.6 million capital gains incentive fee

$7 million cumulative fee (20% multiplied by $35 million ($35 million cumulative realized capital gains without regard to $5 million of unrealized appreciation)) less $6.4 million (previous cumulative capital gains fee paid in Year 2 of $5.0 million and Year 3 of $1.4 million)

Year 5: None

$7 million cumulative fee (20% multiplied by $35 million ($35 million cumulative realized capital gains without regard to $10 million realized capital losses in subsequent year)) less $7 million (previous cumulative capital gains fee paid in Years 2, 3 and Year 4)

(1)	As illustrated in Year 3 of Alternative 2 above, if PennantPark Floating Rate Capital Ltd. were to be wound up on a date other than December 31 of any year after year 3, PennantPark Floating Rate Capital Ltd. may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if PennantPark Floating Rate Capital Ltd. had been wound up on December 31 of such year.

Organization of the Investment Adviser

PennantPark Investment Advisers is a registered investment adviser under the Investment Advisers Act of 1940, as amended, or Advisers Act. The principal executive office of PennantPark Investment Advisers is located at 590 Madison Avenue, 15th Floor, New York, NY 10022.

Duration and Termination of Investment Management Agreement

The Investment Management Agreement was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2016. Unless terminated earlier as described below, the Investment Management Agreement will continue in effect for a period of one year through February 2017. It will remain in effect if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of us or the Investment Adviser. In determining to reapprove the Investment Management Agreement, our board of directors requested information from the Investment Adviser that enabled it to evaluate a number of factors relevant to its determination. These factors included the nature, quality and extent of services performed by the Investment Adviser, our ability to manage conflicts of interest effectively, our short and long-term performance, our costs, including as compared to comparable externally and internally managed publicly traded BDCs that engage in similar investing activities, our profitability and any economies of scale. Based on the information reviewed and the considerations detailed above, our board of directors, including all of our directors who are not interested persons of us or the Investment Adviser, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and reapproved the Investment Management Agreement as being in the best interests of our stockholders.

The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk Factors—Risks Relating to our Business and Structure—We are dependent upon our Investment Adviser’s key personnel for our future success, and if our Investment Adviser is unable to hire and retain qualified personnel or if our Investment Adviser loses any member of its management team, our ability to achieve our investment objectives could be significantly harmed” for more information.

Administration Agreement

We have entered into an agreement, or the Administration Agreement, with the Administrator, under which the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services. Under our Administration Agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other activities, being responsible for the financial records we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we have agreed to reimburse the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the cost of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. The Administrator also offers on our behalf managerial assistance to portfolio companies to which we are required to offer such assistance. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the Administrator. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statement of Operations. For the years ended September 30, 2016, 2015 and 2014, the Investment Adviser was reimbursed approximately $0.8 million, $0.5 million and $0.5 million, respectively, from us, including expenses the Investment Adviser incurred on behalf of the Administrator, for services described above.

Duration and Termination of Administration Agreement

The Administration Agreement was reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in February 2016. Unless terminated earlier as described below, our Administration Agreement will continue in effect for a period of one year through February 2017. It will remain in effect if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of us. The Administration Agreement may not be assigned by either party without the consent of the other party. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

Indemnification

Our Investment Management Agreement and Administration Agreement provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations, PennantPark Investment Advisers and PennantPark Investment Administration and their officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of PennantPark Investment Advisers’ and PennantPark Investment Administration’s services under our Investment Management Agreement or Administration Agreement or otherwise as Investment Adviser or Administrator for us.

License Agreement

We have entered into the License Agreement with PennantPark Investment Advisers pursuant to which PennantPark Investment Advisers has granted us a royalty-free, non-exclusive license to use the name “PennantPark.” Under this agreement, we have a right to use the PennantPark name, for so long as PennantPark Investment Advisers or one of its affiliates remains our Investment Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

As a BDC, we generally invest in illiquid securities including debt and equity investments of middle-market companies.

We expect that there may not be readily available market values for many of the investments, which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described herein. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the differences may be material. Our investments are generally structured as Floating Rate Loans, mainly senior secured debt, but also may include second lien, high yield, mezzanine and distressed debt securities and equity investments. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions, performance multiples and yields, among other factors. These non-public investments using unobservable inputs are included in Level 3 of the fair value hierarchy, as described below.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of our Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers or dealers if available, otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

To the extent we invest in derivative instruments in the future, such instruments would be valued at fair value in accordance with our valuation policy.

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us at the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act unless we receive the consent of the majority of our common stockholders to do so, and the board of directors decides that such an offering is in the best interests of our common stockholders. Our board of directors will consider the following factors, among others, in making such determination:

•	the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recent public filing with the SEC that discloses the NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any change in the NAV of our common stock during the period discussed above.

Whenever we do not have current stockholder approval to issue shares of our common stock at a price per share below our then current NAV per share, the offering price per share (exclusive of any distributing commission or discount) will equal or exceed our then current NAV per share, based on the value of our portfolio securities and other assets determined in good faith by our board of directors as of a time within 48 hours (excluding Sundays and holidays) of the sale. See “Sales Of Common Stock Below Net Asset Value” for more information.

In addition, we will only sell shares of our common stock at a price below NAV per share if the following conditions are met:

•	A majority of our independent directors who have no financial interest in the sale must have approved the sale; and

•	A majority of such directors, in consultation with the underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

To the extent that the above procedures result in even a remote possibility that we may (i) in the absence of stockholder approval issue shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or (ii) trigger our undertaking to suspend the offering of shares of our common stock pursuant to this prospectus if the NAV fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine NAV within two days prior to any such sale to ensure that such sale will not be below our then current NAV, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine NAV to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue subscription rights to acquire our common stock at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form N-2. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of the board of directors described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of registered stockholders to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

Generally, we intend to issue new shares to implement the plan, when our shares are trading at a premium to our net asset value per share. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional new shares will be issued has been determined and elections of our stockholders have been tabulated.

Except as described below, the plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds. Additionally, there are brokerage commissions, currently $0.03 per share, incurred in connection with open market purchases.

Stockholders who receive dividends and other distributions in the form of stock are generally subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, 3rd Floor, Brooklyn, New York 11219, or by the plan administrator’s Interactive Voice Response System at 1-800-278-4353.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of September 30, 2016, our authorized capital stock consisted of 100,000,000 shares of stock, par value $0.001 per share, all of which is classified as common stock. Our common stock is quoted on the NASDAQ Global Select Market under the ticker symbol “PFLT.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The last reported closing market price of our common stock on January 13, 2017 was $14.10 per share. As of January 13, 2017, we had 41 stockholders of record.

The following are our outstanding classes of securities as of December 31, 2016:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, par value $0.001 per share	100,000,000	—	26,730,074

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, or any other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan, or any other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

In addition to the indemnification provided for in our charter and bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers that provide for the maximum indemnification permitted under Maryland law and the 1940 Act.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2018, 2019 and 2017, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the total votes cast for and affirmatively withheld as to a nominee in the election of directors is required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occured and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous consent, which our charter does not). These provisions may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the special meeting has been called in accordance with our bylaws for the purposes of electing directors by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval or shares acquired directly from the corporation. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquirer. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Maryland Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of shares of our stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future to the extent permitted by the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

If and to the extent that any provision of the Maryland General Corporation Law, including the Maryland Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. We expect the dividend rate to be variable and determined for each dividend period.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years, (2) the exercise price is not less than the market value of our common stock at the date of issuance, (3) if no such market value exists for our common stock, the exercise price is not less than the then current net asset value per share of our common stock (unless the requirements of Section 63 of the 1940 Act are met), (4) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (5) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as will in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the third paragraph under “Description of our Debt Securities—Events of Default.” Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest, you will need to read the indenture. We have filed the form of the indenture with the SEC.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities and whether or not the offering may be reopened for additional securities of that series and on what terms;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that we are in compliance with our asset coverage, as defined in the 1940 Act, after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Description of our Debt Securities—Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

If any debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the net asset value per share at the time of issuance of such debt securities (unless the majority of our board of directors determines that a lower exercise price is in the best interests of us and our stockholders, a majority of our stockholders (including stockholders who are not affiliated persons of us) have approved an issuance of common stock below the then current net asset value per share in the 12 months preceding the issuance and the exercise price closely approximates the market value of our common stock at the time the debt securities are issued).

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-

entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor holds a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we expect that we will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Description of our Debt Securities—Global Securities—Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Description of our Debt Securities—Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Description of our Debt Securities—Issuance of Securities in Registered Form” above.

The special situations for termination of a global security are as follows:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary;

•	if we notify the trustee that we wish to terminate that global security; or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Description of our Debt Securities—Events of Default.”

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Description of our Debt Securities—Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the City of New York, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date;

•	we do not pay interest on a debt security of the series within 30 days of its due date;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date;

•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur; and

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured or waived, the trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if the default is cured or waived and certain other conditions are satisfied.

Except in cases of default, where the trustee has certain special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;

•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities. If this happens, the default will be treated as if it had not occurred. No one can waive a payment default on a holder’s debt security, however, without the holder’s approval.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	alternatively, we must be the surviving company;

•	immediately after the transaction no event of default will exist;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “Description of our Debt Securities—Modification or Waiver—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Description of our Debt Securities—Defeasance—Full Defeasance.” We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Description of our Debt Securities—Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and

•	we may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•	we may be required to deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate certifying compliance with all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Description of our Debt Securities—Indenture Provisions—Subordination” for more information.

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

We intend to use American Stock Transfer & Trust Company, LLC to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

REGULATION

We are a BDC under the 1940 Act, which has qualified and intends to continue to qualify to maintain an election to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between a BDC and its affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by holders of a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. We may enter into hedging transactions to manage the risks associated with interest rate fluctuations. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined under the 1940 Act to include any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but is excluded from the definition of an investment company by Section 3(c) of the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have any class of securities listed on a national securities exchange;

(ii)	has any class of securities listed on a national securities exchange subject to a maximum market capitalization of $250.0 million; or

(iii)	is controlled by a BDC, either alone or as part of a group acting together, and such BDC in fact exercises a controlling influence over the management or policies of such eligible portfolio company and, as a result of such control, has an affiliated person who is a director of such eligible portfolio company.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. operating company or from an affiliated person of the issuer, or in transactions incidental thereto, if such issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

As a BDC, we are required to make available managerial assistance to our portfolio companies that constitute a qualifying asset within the meaning of Section 55 of the 1940 Act. However, if a BDC purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our Administrator may provide such assistance on our behalf to portfolio companies that request such assistance. Officers of our Investment Adviser and Administrator may provide assistance to controlled affiliates.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests, as defined later in this prospectus, in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we may enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is compliant with the 1940

Act, immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage requirement at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage ratio. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital” for more information.

Joint Code of Ethics and Code of Conduct

We and PennantPark Investment Advisers have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act and a code of conduct that establish procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes’ requirements. Our joint code of ethics and code of conduct are available, free of charge, on our website at www.pennantpark.com. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the joint code of ethics is attached as an exhibit to our annual report on Form 10-K and is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain a copy of our joint code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Investment Adviser. The Proxy Voting Policies and Procedures of our Investment Adviser are set forth below. The guidelines are reviewed periodically by our Investment Adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refer to our Investment Adviser.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior investment professionals who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies, free of charge, by calling us collect at (212) 905-1000 or by making a written request for proxy voting information to: Aviv Efrat, Chief Financial Officer and Treasurer, 590 Madison Avenue, 15th Floor, New York, New York 10022.

Privacy Protection Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our Investment Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Our privacy protection policies are available, free of charge, on our website at www.pennantpark.com. In addition, the privacy policy is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, filed as an exhibit to our annual report on Form 10-K (File No. 814-00891 filed on November 17, 2011). You may also obtain copies of our privacy policy, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors, including a majority of our directors who are not interested persons of us, and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required by law to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and PennantPark Investment Advisers have each adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws. We review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and we designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes several regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us.

For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal controls over financial reporting; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated there-under. We continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and continue to take actions necessary to ensure that we are in compliance with that act.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Investment Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the brokerage firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in any of our securities. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, debt securities, warrants or rights offerings to purchase our common stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that supplement, including the taxation of any debt securities that will be sold at an original issue discount or acquired with market discount or amortizable bond premium and the tax treatment of sales, exchanges or retirements of our debt securities. In addition, we may describe in the applicable prospectus supplement the U.S. federal income tax considerations applicable to holders of our debt securities who are not “U.S. persons.”

Election to be Treated as a RIC

We have elected to be treated, and intend to qualify annually to maintain our election to be treated, as a RIC under Subchapter M of the Code. To maintain our RIC tax election, we must, among other requirements, meet certain annual source-of-income and quarterly asset diversification requirements (as described below). We also must annually distribute dividends for U.S. federal income tax purposes income to our stockholders of an amount generally at least equal to 90% of the sum of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, or investment company taxable income, and determined without regard to any deduction for dividends paid, out of the assets legally available for distribution, or the Annual Distribution Requirement.

In order to qualify as a RIC for federal income tax purposes, we must:

•	maintain an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings, or the Diversification Tests, so that at the end of each quarter of the taxable year:

1)	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer neither represents more than 5% of the value of our assets nor more than 10% of the outstanding voting securities of the issuer; and

2)	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain qualified publicly traded partnerships.

Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute in respect of each calendar year dividends to our stockholders of an amount at least equal to the sum of (1) 98% of our net ordinary income (subject to certain deferrals and elections) for the calendar year, (2) 98.2% of our capital gain net income (i.e., the excess, if any, of our capital gains over capital losses), adjusted for certain ordinary losses, generally for the one-year period ending on October 31 of the calendar year plus (3) any net ordinary income or capital gain net income for the preceding years that was not distributed during such years and on which we paid no federal income tax, or the Excise Tax Avoidance Requirement. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we may retain and be subject to excise tax on such net capital gains or investment company taxable income, subject to maintaining our ability to be treated as a RIC for federal income tax purposes, in order to provide us with additional liquidity.

Taxation as a RIC

If we qualify as a RIC, and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gains, we distribute (or are deemed to have distributed) as dividends for U.S. federal income tax purposes to stockholders. Additionally, upon satisfying these requirements, we will be subject to U.S. federal income tax at the regular corporate rates on any investment company taxable income or net capital gains, determined without regard to any deduction for dividends paid, that is not distributed (or not deemed to have been distributed) as dividends for U.S. federal income tax purposes to our stockholders.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold a debt instrument that is treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each taxable year a portion of the OID that accrues over the life of the debt instrument, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income in the taxable year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

We invest in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless debt instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt instruments in a bankruptcy or workout context are taxable. We will address these and other issues to the extent necessary in order to continue to maintain our qualification to be treated as a RIC for federal income tax purposes.

Gain or loss realized by us from equity securities and warrants acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

We are authorized to borrow funds and to sell assets in order to satisfy our Annual Distribution Requirement or the Excise Tax Avoidance Requirement. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt instruments and other senior securities are outstanding unless certain asset coverage requirements are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We may distribute our common stock as a dividend from our taxable income and a stockholder could receive a portion of such distributions declared and distributed by us in shares of our common stock with the remaining amount in cash. A stockholder will be considered to have recognized dividend income generally equal to the fair market value of the stock paid by us plus cash received with respect to such dividend. The total dividend declared and distributed by us generally would be taxable income to a stockholder even though only a small portion of the dividend was paid in cash to pay any taxes due on the total dividend. We have not yet elected to distribute stock as a dividend but reserve the right to do so.

Failure to Qualify as a RIC

If we fail to satisfy the Annual Distribution Requirement or fail to qualify as a RIC in any taxable year, unless certain cure provisions of the Code apply, we will be subject to tax in that taxable year on all of our taxable income at regular corporate rates, regardless of whether we make any dividend distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Treated as a RIC” above for more information.

If we are unable to maintain our status as a RIC, we also would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Distributions would generally be taxable as dividends to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, dividends paid by us to certain U.S. corporate stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis in our common stock, and any remaining distributions would be treated as a capital gain. Moreover, if we fail to qualify as a RIC in any taxable year, to qualify again to be treated as a RIC for federal income tax purposes in a subsequent taxable year, we would be required to distribute our earnings and profits attributable to any of our non-RIC taxable years as dividends to our stockholders. In addition, if we fail to qualify as a RIC for a period greater than two consecutive taxable years, to qualify as a RIC in a subsequent taxable year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (that is, the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had sold the property at fair market value at the end of the taxable year) that we elect to recognize on requalification or when recognized over the next five taxable years.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us, including distributions pursuant to a dividend reinvestment plan or where stockholders can elect to receive cash or stock, generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, properly designated by us as “qualified dividend income,” such distributions generally will be eligible for a reduced tax rate, if certain holding period requirements are satisfied. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a reduced rate in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains as capital gain dividends at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will be subject to tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution of net capital gains in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution of net capital gains net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to be subject to tax on any retained capital gains at our regular corporate tax rate, and since that rate is generally in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit generally will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated as if it had been received by our U.S. stockholders on December 31 of the calendar year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain or loss arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain distributions received or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of dividends or other distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

A 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals and on the undistributed net investment income of certain estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

We (or if a U.S. stockholder holds our shares through an intermediary, such intermediary) will provide information to our U.S. stockholders, as promptly as possible after the end of each calendar year, detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of distributions, if any, eligible for the preferential rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Distributions distributed by us generally will not be eligible for the distributions-received deduction or the preferential rate applicable to qualifying distributions.

The Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

A U.S. stockholder (other than an “exempt recipient,” including a “C” corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to federal income tax withholding (“backup withholding”) at a rate of 28% from all taxable distributions to any U.S. stockholder (1) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies a withholding agent that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Subject to the discussions below, distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain) are generally expected to be subject to withholding of U.S. federal taxes at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors. Backup withholding will not be applied to payments that have been subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph.

In addition, with respect to certain distributions made by RICs to Non-U.S. Stockholders, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Nevertheless, it should be noted that in the case of shares of our stock held through an intermediary, the intermediary may have withheld U.S. federal income tax even if we designated the payment as an interest-related dividend or as a short-term capital gain dividend. Moreover, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as ineligible for this exemption from withholding.

Actual or deemed distributions of our net long-term capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

We are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to the withholding agents to enable the withholding agents to determine whether withholding is required. A non-U.S. stockholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the non-U.S. stockholder and the applicable foreign government comply with the terms of such agreement.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder would be required to obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on distributions unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN, IRS Form W-8BEN-E, or an acceptable substitute form, or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common shares.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

We may offer our shares of common stock in a public offering at-the-market to a select group of investors, in which case a stockholder may not be able to participate in such offering and a stockholder will experience dilution unless the stockholder purchases additional shares of our common stock in the secondary market at the same or lower price.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 10% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts. Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

SUB-ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND TRUSTEE

BNY Mellon Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon, provides administrative and accounting services to us under a sub-administration and accounting services agreement. The Bank of New York Mellon provides custodian services to us pursuant to a custodian services agreement. The principal business address of The Bank of New York Mellon is 225 Liberty Street, New York, NY 10286. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, 3rd floor, Brooklyn, NY 11219, telephone number: (800) 937-5449. American Stock Transfer & Trust Company, LLC may also serve as trustee for offerings of our debt securities.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Dechert LLP, Washington, D.C., and by Venable LLP, as special Maryland counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our current independent registered public accounting firm, RSM US LLP, located at 1185 Avenue of the Americas, New York, NY 10036, has audited our financial statements as of September 30, 2016 and 2015.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

PennantPark Floating Rate Capital Ltd. and subsidiaries

Annual Financial Statements

Management’s Report on Internal Control Over Financial Reporting

The management of PennantPark Floating Rate Capital Ltd., or “we,” “us,” “our” and “Company,” is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rule 13a-15(f), and for performing an assessment of the effectiveness of internal control over financial reporting as of September 30, 2016. Our internal control system is a process designed to provide reasonable assurance to our management and board of directors regarding the preparation and fair presentation of published financial statements.

The Company’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; provide reasonable assurances that transactions are recorded as necessary to permit preparation of financial statements in accordance with U.S. Generally Accepted Accounting Principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our consolidated financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of the Company’s internal control over financial reporting as of September 30, 2016. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in 2013 Internal Control—Integrated Framework. Based on the assessment management believes that, as of September 30, 2016, our internal control over financial reporting is effective based on those criteria.

The Company’s independent registered public accounting firm has issued an audit report on the effectiveness of our internal control over financial reporting as of September 30, 2016. This report appears on page 45.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

PennantPark Floating Rate Capital Ltd. and its Subsidiaries:

We have audited the accompanying consolidated statements of assets and liabilities of PennantPark Floating Rate Capital Ltd. and its Subsidiaries (collectively referred to as the “Company”), including the consolidated schedules of investments as of September 30, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended September 30, 2016. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2016, by correspondence with the custodians and/or portfolio companies. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PennantPark Floating Rate Capital Ltd. and its Subsidiaries as of September 30, 2016 and 2015, and the results of their operations, changes in net assets and their cash flows for the three years in the period then ended September 30, 2016, in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), PennantPark Floating Rate Capital Ltd. and its Subsidiaries’ internal control over financial reporting as of September 30, 2016, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in 2013, and our report dated November 22, 2016 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ RSM US LLP

New York, New York

November 22, 2016

Report of Independent Registered Public Accounting Firm

On Internal Control Over Financial Reporting

The Board of Directors and Stockholders

PennantPark Floating Rate Capital Ltd. and its Subsidiaries:

We have audited PennantPark Floating Rate Capital Ltd. and its Subsidiaries’ (collectively referred to as the “Company”) internal control over financial reporting as of September 30, 2016, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) in 2013. The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (a) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (b) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (c) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, PennantPark Floating Rate Capital Ltd. and its Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of September 30, 2016, based on criteria established in Internal Control—Integrated Framework issued by COSO in 2013.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of assets and liabilities of PennantPark Floating Rate Capital Ltd. and its Subsidiaries, including the schedules of investments as of September 30, 2016 and 2015, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended September 30, 2016 and our report dated November 22, 2016 expressed an unqualified opinion on those financial statements.

/s/ RSM US LLP

New York, New York

November 22, 2016

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	September 30, 2016	September 30, 2015
Assets
Investments at fair value
Non-controlled, non-affiliated investments (cost—$597,910,267 and $394,561,175, respectively)	$598,887,525	$388,535,383
Controlled, affiliated investments (cost—$0 and $2,777,132, respectively)	—	2,776,507

Total of investments (cost—$597,910,267 and $397,338,307, respectively)	598,887,525	391,311,890
Cash and cash equivalents (cost—$28,903,359 and $21,428,514, respectively)	28,910,973	21,428,514
Interest receivable	2,480,406	1,959,404
Prepaid expenses and other assets	1,141,191	1,420,529

Total assets	631,420,095	416,120,337

Liabilities
Distributions payable	2,539,357	2,539,357
Payable for investments purchased	14,935,970	9,367,500
Credit Facility payable (cost—$232,907,500 and $29,600,000, respectively) (See Notes 5 and 11)	232,389,498	29,600,000
Interest payable on Credit Facility	531,926	224,633
Management fee payable (See Note 3)	1,458,625	956,115
Performance-based incentive fee payable (See Note 3)	3,454,914	2,936
Accrued other expenses	202,977	539,347

Total liabilities	255,513,267	43,229,888

Commitments and contingencies (See Note 12)
Net Assets
Common stock, 26,730,074 shares issued and outstanding. Par value $0.001 per share and 100,000,000 shares authorized.	26,730	26,730
Paid-in capital in excess of par value	371,194,366	371,502,801
Undistributed net investment income	4,559,646	6,991,473
Accumulated net realized (loss) gain on investments	(1,376,788)	395,862
Net unrealized appreciation (depreciation) on investments	984,872	(6,026,417)
Net unrealized depreciation on Credit Facility	518,002	—

Total net assets	$375,906,828	$372,890,449

Total liabilities and net assets	$631,420,095	$416,120,337

Net asset value per share	$14.06	$13.95

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended September 30,
	2016	2015	2014
Investment income:
From non-controlled, non-affiliated investments:
Interest	$40,561,694	$29,203,963	$29,256,441
Other income	2,334,330	1,151,336	1,100,391
Settlement proceeds	3,299,764	—	—
From controlled, affiliated investments:
Interest	105,502	—	—

Total investment income	46,301,290	30,355,299	30,356,832

Expenses:
Base management fee (See Note 3)	5,015,077	3,572,614	3,702,826
Performance-based incentive fee (See Note 3)	4,791,574	1,114,972	3,464,344
Interest and expenses on the Credit Facility (See Note 11)	4,923,219	3,251,761	3,471,347
Administrative services expenses (See Note 3)	1,148,281	837,708	879,000
Other general and administrative expenses	2,179,257	1,176,769	1,011,285

Expenses before provision for taxes and amendment costs	18,057,408	9,953,824	12,528,802
Provision for taxes	—	440,000	479,425
Credit Facility amendment costs (See Notes 5 and 11)	907,722	2,301,478	712,930

Total expenses	18,965,130	12,695,302	13,721,157

Net investment income	27,336,160	17,659,997	16,635,675

Realized and unrealized (loss) gain on investments and Credit Facility:
Net realized (loss) gain on non-controlled, non-affiliated investments	(1,376,788)	395,862	2,873,525
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	7,011,289	(6,100,614)	1,553,771
Credit Facility depreciation (appreciation) (See Note 5)	518,002	549,000	(549,000)

Net change in unrealized appreciation (depreciation) on investments and Credit Facility	7,529,291	(5,551,614)	1,004,771

Net realized and unrealized gain (loss) from investments and Credit Facility	6,152,503	(5,155,752)	3,878,296

Net increase in net assets resulting from operations	$33,488,663	$12,504,245	$20,513,971

Net increase in net assets resulting from operations per common share	$1.25	$0.77	$1.38

Net investment income per common share	$1.02	$1.08	$1.12

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended September 30,
	2016	2015	2014
Net increase in net assets from operations:
Net investment income	$27,336,160	$17,659,997	$16,635,675
Net realized (loss) gain on investments	(1,376,788)	395,862	2,873,525
Net change in unrealized appreciation (depreciation) on investments	7,011,289	(6,100,614)	1,553,771
Net change in unrealized depreciation (appreciation) on Credit Facility	518,002	549,000	(549,000)

Net increase in net assets resulting from operations	33,488,663	12,504,245	20,513,971

Distributions to stockholders:
Distribution of net investment income	(30,076,422)	(15,976,507)	(12,477,719)
Distribution of realized gains	(395,862)	(2,882,909)	(3,574,936)

Total distributions to stockholders	(30,472,284)	(18,859,416)	(16,052,655)

Capital transactions:
Acquisition of MCG assets (See Note 13)	—	164,717,910	—

Net increase in net assets resulting from capital transactions	—	164,717,910	—

Net increase in net assets	3,016,379	158,362,739	4,461,316

Net assets:
Beginning of year	372,890,449	214,527,710	210,066,394

End of year	$375,906,828	$372,890,449	$214,527,710

Undistributed net investment income, end of year	$4,559,646	$6,991,473	$4,878,091

Capital share activity:
Shares issued	—	11,832,018	—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended September 30,
	2016	2015	2014
Cash flows from operating activities:
Net increase in net assets resulting from operations	$33,488,663	$12,504,245	$20,513,971
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net change in unrealized (appreciation) depreciation on investments	(7,011,289)	6,100,614	(1,553,771)
Net change in unrealized (depreciation) appreciation on Credit Facility	(518,002)	(549,000)	549,000
Net realized loss (gain) on investments	1,376,788	(395,862)	(2,873,525)
Net accretion of discount and amortization of premium	(1,679,006)	(1,240,781)	(1,253,776)
Purchases of investments	(364,442,810)	(224,170,119)	(248,124,673)
Payment-in-kind interest	(108,066)	(655,580)	(662,226)
Proceeds from dispositions of investments	164,178,802	195,049,580	225,614,700
(Increase) decrease in interest receivable	(521,002)	(185,534)	366,932
Decrease (increase) in receivable for investments sold	—	9,001,938	(5,342,753)
Decrease (increase) in prepaid expenses and other assets	279,338	(315,139)	63,378
Increase (decrease) in payable for investments purchased	5,568,470	6,205,500	(10,859,588)
Increase (decrease) in interest payable on Credit Facility	307,293	(60,273)	94,972
Increase in management fee payable	502,510	41,137	183,343
Increase (decrease) in performance-based incentive fee payable	3,451,978	(2,177,668)	1,016,514
(Decrease) increase in accrued other expenses	(336,370)	(1,358,635)	18,480

Net cash used in operating activities	(165,462,703)	(2,205,577)	(22,249,022)

Cash flows from financing activities:
Acquisition of MCG assets (See Note 13)	—	144,981,158	—
Distributions paid to stockholders	(30,472,284)	(17,660,884)	(16,015,410)
Borrowings under Credit Facility (See Notes 5 and 11)	260,707,500	130,700,000	148,200,000
Repayments under Credit Facility (See Notes 5 and 11)	(57,400,000)	(247,500,000)	(101,400,000)

Net cash provided by financing activities	172,835,216	10,520,274	30,784,590

Net increase in cash equivalents	7,372,513	8,314,697	8,535,568
Effect of exchange rate changes on cash	109,946	—	—
Cash and cash equivalents, beginning of year	21,428,514	13,113,817	4,578,249

Cash and cash equivalents, end of year	$28,910,973	$21,428,514	$13,113,817

Supplemental disclosure of cash flow information:
Interest paid	$4,615,926	$3,313,701	$3,341,375

Taxes paid	$308,795	$430,242	$254,753

Non-cash exchanges and conversions	$4,843,385	$670,283	$6,902,784

Investments acquired from MCG in exchange for shares issued (See Note 13)	$—	$20,277,132	$—

Acquisition of other assets from MCG (See Note 13)	$—	$549,031	$—

Acquisition of other liabilities from MCG (See Note 13)	$—	$1,089,411	$—

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2016

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—159.3% (3), (4) First Lien Secured Debt—145.9%
Advanced Cable Communications, LLC	08/09/2021	Telecommunications	6.75%	L+575	12,500,000	$12,255,990	$12,250,000
Advanced Cable Communications, LLC (10)	08/09/2021	Telecommunications	—	—	4,000,000	—	(80,000)
ALG USA Holdings, LLC	02/28/2019	Hotel, Gaming and Leisure	7.00%	L+575	12,064,454	12,037,105	12,064,454
Alvogen Pharma US, Inc. (6), (11)	04/04/2022	Healthcare and Pharmaceuticals	6.00%	L+500	3,943,925	3,925,777	3,946,410
American Bath Group, LLC	10/02/2023	Consumer Goods: Durable	6.75%	L+575	3,000,000	2,970,000	2,992,500
American Scaffold	03/31/2022	Aerospace and Defense	7.50%	L+650	4,937,500	4,866,801	4,888,125
AMF Bowling Centers, Inc.	09/19/2023	Retail	6.00%	L+500	15,000,000	14,850,608	14,931,300
AP Gaming I, LLC	12/21/2020	Hotel, Gaming and Leisure	9.25%	L+825	6,534,878	6,462,308	6,220,419
API Technologies Corp.	04/22/2022	Aerospace and Defense	7.50%	L+650	9,975,000	9,787,810	9,825,375
Azure Midstream Energy LLC	11/15/2018	Energy: Oil and Gas	7.50%	L+650	5,125,684	5,042,414	4,228,689
Blue Bird Body Company	06/29/2020	Automotive	6.50%	L+550	3,498,670	3,462,806	3,498,670
Broder Bros., Co., Tranche A	06/03/2021	Consumer Goods: Non-Durable	7.00%	L+575	2,440,000	2,397,229	2,422,820
Broder Bros., Co., Tranche B	06/03/2021	Consumer Goods: Non-Durable	13.50%	L+1,225	2,460,000	2,415,653	2,442,679
Camin Cargo Control, Inc.	06/30/2021	Transportation: Cargo	5.75%	L+475	2,468,750	2,448,157	2,370,000
CareCentrix, Inc.	07/08/2021	Healthcare and Pharmaceuticals	6.00%	L+500	4,950,000	4,847,215	4,863,375
CBAC Borrower, LLC (8)	07/02/2020	Hotel, Gaming and Leisure	8.25%	L+700	4,962,500	4,930,912	4,850,844
CD&R TZ Purchaser, Inc.	07/21/2023	Consumer Goods: Durable	7.00%	L+600	12,500,000	12,179,928	12,343,750
Charming Charlie LLC	12/24/2019	Retail	9.00%	L+800	4,098,750	4,061,551	3,750,357
Chicken Soup for the Soul Publishing, LLC	01/08/2019	Media: Advertising, Printing and Publishing	7.50%	L+625	4,828,571	4,801,254	4,732,000
Corfin Industries LLC	11/25/2020	Aerospace and Defense	10.75%	L+975	6,272,600	6,163,749	6,272,600
Corfin Industries LLC (Revolver) (10)	11/25/2020	Aerospace and Defense	—	—	518,033	—	—
CRGT Inc.	12/21/2020	High Tech Industries	7.50%	L+650	10,531,671	10,451,145	10,505,342
Curo Health Services Holdings, Inc.	02/07/2022	Healthcare and Pharmaceuticals	6.50%	L+550	1,970,000	1,953,997	1,970,000
DBI Holding LLC	08/02/2021	Business Services	6.25%	L+525	10,000,000	9,900,163	9,900,000
DCS Business Services, Inc.	03/19/2018	Business Services	8.75%	L+725	2,237,139	2,225,615	2,237,139
DISA Global Solutions, Inc.	12/09/2020	Business Services	5.50%	L+450	4,925,000	4,889,096	4,875,750
Douglas Products and Packaging Company LLC	06/30/2020	Chemicals, Plastics and Rubber	5.75%	L+475	4,687,500	4,659,016	4,687,500
Driven Performance Brands, Inc. (8)	09/10/2020	Consumer Goods: Durable	5.75%	L+475	8,550,000	8,513,835	8,507,250
Driven Performance Brands, Inc. (Revolver) (8), (10)	09/10/2020	Consumer Goods: Durable	—	—	1,000,000	—	—
Education Networks of America, Inc.	05/06/2021	Telecommunications	8.00%	L+700	8,641,304	8,599,431	8,598,098
Education Networks of America, Inc. (Revolver)	05/06/2021	Telecommunications	8.00%	L+700	434,783	434,783	434,783
Education Networks of America, Inc. (Revolver) (10)	05/06/2021	Telecommunications	—	—	869,565	—	—
Efficient Collaborative Retail Marketing Company, LLC	06/15/2022	Media: Diversified and Production	7.75%	L+675	10,972,500	10,864,398	10,972,500
Emerging Markets Communications, LLC	07/01/2021	Telecommunications	6.75%	L+575	4,937,500	4,875,844	4,702,969
FHC Health Systems, Inc.	12/23/2021	Healthcare and Pharmaceuticals	5.00%	L+400	4,925,000	4,884,041	4,798,821
GlobalLogic Holdings, Inc.	05/31/2019	High Tech Industries	6.25%	L+525	3,890,000	3,867,640	3,880,275
Greenway Health, LLC	11/04/2020	High Tech Industries	6.00%	L+500	6,807,500	6,765,938	6,620,294
GTCR Valor Companies, Inc.	06/16/2023	Media: Broadcasting and Subscription	7.00%	L+600	7,481,250	7,191,975	7,116,539
Harbortouch Payments, LLC	05/31/2022	Banking, Finance, Insurance and Real Estate	7.00%	L+600	6,956,250	6,889,369	7,025,812
Highline Aftermarket Acquisition, LLC (f/k/a DYK Prime Acquisition, LLC)	04/01/2022	Wholesale	5.75%	L+475	7,312,500	7,244,146	7,275,937
Hollander Sleep Products, LLC	10/21/2020	Consumer Goods: Non-Durable	9.00%	L+800	1,165,886	1,153,016	1,142,569
Hostway Corporation	12/13/2019	High Tech Industries	6.00%	L+475	2,624,730	2,610,592	2,183,890
Hunter Defense Technologies, Inc. (8)	08/05/2019	Aerospace and Defense	7.00%	L+600	6,256,250	6,218,559	5,505,500
Icynene U.S. Acquisition Corp. (6), (11)	11/04/2020	Construction and Building	7.25%	L+625	6,225,820	6,133,990	6,225,820
Idera, Inc.	04/09/2021	High Tech Industries	6.50%	L+550	7,942,494	7,293,179	7,684,363
iEnergizer Limited and Aptara, Inc. (6), (11)	05/01/2019	Business Services	7.25%	L+600	8,676,097	8,614,521	8,242,292
Imagine! Print Solutions, LLC	03/30/2022	Media: Advertising, Printing and Publishing	7.00%	L+600	5,974,987	5,914,562	6,027,269
Instant Web, LLC, Term Loan A	03/28/2019	Media: Advertising, Printing and Publishing	5.50%	L+450	5,277,938	5,235,239	5,277,938
Instant Web, LLC, Term Loan B	03/28/2019	Media: Advertising, Printing and Publishing	12.00%	L+1,100	4,500,000	4,460,571	4,500,000
Interior Specialists, Inc.	06/30/2020	Construction and Building	9.00%	L+800	6,662,719	6,609,864	6,662,719
Inventus Power, Inc. (f/k/a ICC-Nexergy, Inc.)	04/30/2020	Consumer Goods: Durable	6.50%	L+550	4,882,266	4,846,935	4,686,976
Jackson Hewitt Inc.	07/30/2020	Consumer Services	8.00%	L+700	4,900,000	4,820,995	4,753,000
K2 Pure Solutions NoCal, L.P. (8)	02/19/2021	Chemicals, Plastics and Rubber	10.00%	L+900	4,002,471	3,932,760	3,925,841
Kendra Scott, LLC	07/17/2020	Retail	7.00%	L+600	2,850,000	2,827,307	2,821,500
KHC Holdings, Inc.	10/31/2022	Wholesale	7.00%	L+600	12,406,250	12,210,683	12,344,219
KHC Holdings, Inc. (Revolver) (8), (10)	10/30/2020	Wholesale	—	—	1,209,677	—	—
Lago Resort & Casino, LLC	03/07/2022	Hotel, Gaming and Leisure	10.50%	L+950	10,174,500	9,984,965	9,971,010
Lanyon Solutions, Inc.	11/13/2020	High Tech Industries	5.50%	L+450	1,945,020	1,940,066	1,930,432
LifeCare Holdings LLC (8)	11/30/2018	Healthcare and Pharmaceuticals	6.50%	L+525	5,407,864	5,371,524	5,272,668

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2016

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)		Par / Shares	Cost	Fair Value (2)
Lindblad Expeditions, Inc. (6), (11)	05/10/2021	Hotel, Gaming and Leisure	5.50%		L+450		2,186,607	$2,177,539	$2,186,607
Lindblad Maritime Enterprises, Ltd. (6), (11)	05/10/2021	Hotel, Gaming and Leisure	5.50%		L+450		282,143	280,973	282,143
Lombart Brothers, Inc.	04/13/2022	Capital Equipment	7.75%		L+675		5,985,000	5,901,046	6,014,925
Lombart Brothers, Inc. (Revolver) (8)	04/13/2022	Capital Equipment	7.75%		L+675		176,991	176,991	176,991
Lombart Brothers, Inc. (Revolver) (8), (10)	04/13/2022	Capital Equipment	—		—		1,061,947	—	—
Long’s Drugs Incorporated	08/19/2021	Healthcare and Pharmaceuticals	6.25%		L+525		5,000,000	4,951,874	4,950,000
LSF9 Atlantis Holdings, LLC	01/15/2021	Retail	10.00%		L+900		9,542,392	9,417,467	9,542,392
LTI Holdings, Inc.	04/18/2022	Chemicals, Plastics and Rubber	5.25%		L+425		5,431,250	4,973,326	5,254,734
Marketplace Events LLC	01/27/2021	Media: Diversified and Production	6.25%		L+525		1,362,530	1,342,162	1,342,092
Marketplace Events LLC (12)	01/27/2021	Media: Diversified and Production	6.25%		P+275		17,244,188	12,065,652	13,078,215
Marketplace Events LLC (Revolver) (8)	01/27/2021	Media: Diversified and Production	6.25%		P+275		1,090,024	1,090,024	1,090,024
Marketplace Events LLC (Revolver) (8), (10)	01/27/2021	Media: Diversified and Production	—		—		613,139	—	—
Mission Critical Electronics, Inc. (8)	09/28/2022	Capital Equipment	6.00%		L+500		4,116,608	4,075,499	4,075,442
Mission Critical Electronics, Inc. (Revolver) (8), (10)	09/28/2021	Capital Equipment	—		—		883,392	—	—
New Trident HoldCorp, Inc.	07/31/2019	Healthcare and Pharmaceuticals	6.50%		L+525		8,817,647	8,767,669	8,288,588
Pathway Partners Vet Management Company LLC (8)	08/19/2022	Healthcare and Pharmaceuticals	6.00%		L+500		6,268,657	6,205,970	6,205,970
Pathway Partners Vet Management Company LLC (8), (10)	08/19/2022	Healthcare and Pharmaceuticals	—		—		3,731,343	—	—
Polycom, Inc.	09/27/2023	Telecommunications	7.50%		L+650		6,000,000	5,760,000	5,775,000
Precyse Acquisition Corp.	10/20/2022	Healthcare and Pharmaceuticals	6.50%		L+550		3,990,000	3,932,956	4,014,938
Premier Dental Services, Inc.	11/01/2018	Consumer Services	7.50%		L+650		7,528,230	7,473,587	7,490,588
Profile Products LLC	05/20/2021	Environmental Industries	5.75%		L+475		7,281,762	7,222,561	7,281,762
Profile Products LLC (Revolver) (8), (10)	05/20/2020	Environmental Industries	—		—		2,459,016	—	—
Quick Weight Loss Centers, LLC	08/23/2021	Beverage, Food and Tobacco	5.75%		L+475		10,000,000	9,852,456	9,900,000
Research Now Group, Inc.	03/18/2021	High Tech Industries	5.50%		L+450		6,895,000	6,867,800	6,688,150
Robertshaw US Holding Corp.	06/18/2019	Consumer Goods: Durable	8.50%		L+700		4,252,830	4,233,671	4,258,699
Ryan, LLC	08/07/2020	Business Services	6.75%		L+575		4,218,750	4,166,413	4,163,400
Sensus USA, Inc.	04/05/2023	Utilities: Water	6.50%		L+550		9,975,000	9,692,511	9,999,938
Snak Club, LLC	07/19/2021	Beverage, Food and Tobacco	6.00%		L+500		4,968,748	4,896,623	4,919,060
Snak Club, LLC (Revolver) (10)	07/19/2021	Beverage, Food and Tobacco	—		—		500,000	—	—
Software Paradigms International Group, LLC	05/21/2021	High Tech Industries	6.50%		L+550		9,875,000	9,781,596	9,825,625
Sotera Defense Solutions, Inc.	04/21/2017	Aerospace and Defense	9.00%		L+750		5,668,843	5,614,696	5,640,499
Sundial Group Holdings LLC	10/19/2021	Consumer Goods: Non-Durable	7.25%		L+625		7,312,500	7,200,786	7,312,500
Survey Sampling International, LLC	12/16/2020	Business Services	6.00%		L+500		7,446,562	7,395,200	7,409,329
Systems Maintenance Services Holding, Inc.	10/18/2019	High Tech Industries	5.00%		L+400		5,850,000	5,834,217	5,733,000
Tensar Corporation	07/09/2021	Construction and Building	5.75%		L+475		4,822,723	4,786,985	4,071,198
The Original Cakerie, Co. (6), (11)	07/20/2021	Consumer Goods: Non-Durable	6.50%		L+550		3,092,295	3,062,366	3,061,372
The Original Cakerie Ltd. (6), (11)	07/20/2021	Consumer Goods: Non-Durable	6.00%		L+500		5,986,002	5,928,120	5,926,142
The Original Cakerie Ltd. (Revolver) (6), (8), (10), (11)	07/20/2021	Consumer Goods: Non-Durable	—		—		1,418,484	—	(7,092)
TOMS Shoes, LLC	11/02/2020	Consumer Goods: Non-Durable	6.50%		L+550		1,970,000	1,825,559	1,576,000
Triad Manufacturing, Inc.	12/28/2020	Capital Equipment	11.27%		L+1,075	(9)	10,306,936	10,124,477	10,306,936
UniTek Global Services, Inc. (8)	01/14/2019	Telecommunications	9.50 (PIK 1.00	% %)	L+850		256,971	256,971	256,971
UniTek Global Services, Inc. (8)	01/14/2019	Telecommunications	8.50%		L+750		599,702	562,432	590,706
UniTek Global Services, Inc. (8), (10)	01/14/2019	Telecommunications	—		—		151,090	—	—
Universal Fiber Systems, LLC	10/04/2021	Chemicals, Plastics and Rubber	6.50%		L+550		4,962,500	4,919,423	4,937,688
U.S. Anesthesia Partners, Inc.	12/31/2019	Healthcare and Pharmaceuticals	6.00%		L+500		9,900,000	9,818,407	9,850,500
US Med Acquisition, Inc. (8)	08/13/2021	Healthcare and Pharmaceuticals	10.00%		L+900		3,089,844	3,089,844	3,089,844
Vistage Worldwide, Inc.	08/19/2021	Media: Broadcasting and Subscription	6.50%		L+550		4,792,831	4,752,002	4,792,831
Winchester Electronics Corporation	06/30/2022	Capital Equipment	7.50%		L+650		7,773,579	7,703,094	7,668,171
Winchester Electronics Corporation (10)	06/30/2022	Capital Equipment	—		—		708,333	—	(9,605)
Worley Claims Services, LLC	10/30/2020	Banking, Finance, Insurance and Real Estate	9.00%		L+800		7,316,440	7,259,010	7,316,440

Total First Lien Secured Debt								549,736,982	548,410,095

Second Lien Secured Debt—9.7%
Affinion Group, Inc. (8)	10/31/2018	Consumer Goods: Durable	8.50%		L+700		1,000,000	942,276	879,170
American Gilsonite Company (5), (8)	09/01/2017	Metals and Mining	—	(7)	—		1,000,000	1,000,000	700,000
Douglas Products and Packaging Company LLC	12/31/2020	Chemicals, Plastics and Rubber	11.34%		L+1,050	(9)	2,000,000	1,971,030	2,020,000
Howard Berger Co. LLC	09/30/2020	Wholesale	11.00%		L+1,000		11,000,000	10,511,818	9,900,000
MailSouth, Inc.	10/22/2021	Media: Advertising, Printing and Publishing	11.50%		L+1,050		3,775,000	3,703,724	3,775,000
Novitex Acquisition, LLC	07/07/2021	Business Services	12.25%		L+1,100		11,000,000	10,914,618	11,000,000
Penton Media, Inc. (8)	10/02/2020	Media: Diversified and Production	9.00%		L+775		4,872,042	4,826,926	4,853,772
Sunshine Oilsands Ltd. (5), (6), (8), (11)	08/01/2017	Energy: Oil and Gas	12.50%		—		2,812,500	2,756,732	1,631,250
VT Buyer Acquisition Corp.	01/30/2023	Business Services	10.75%		L+975		1,837,500	1,777,304	1,837,500

Total Second Lien Secured Debt								38,404,428	36,596,692

Subordinated Debt/Corporate Notes—0.8% (8)
Affinion International Holdings Limited (5), (6), (11)	07/30/2018	Consumer Goods: Durable	7.50 (PIK 4.00	% %)	—		1,135,273	1,030,320	1,035,937
Credit Infonet, Inc.	10/26/2018	High Tech Industries	13.00 (PIK 1.75	% %)	—		2,069,078	2,050,767	1,975,969
UniTek Global Services, Inc.	07/15/2019	Telecommunications	15.00 (PIK 15.00	% %)	—		146,996	146,996	148,466

Total Subordinated Debt/Corporate Notes								3,228,083	3,160,372

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2016

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (1)	Par / Shares	Cost	Fair Value (2)
Preferred Equity—0.4% (7), (8)
UniTek Global Services, Inc.	—	Telecommunications	13.50%	—	1,047,317	$670,283	$1,319,308

Common Equity/Warrants—2.5% (7), (8)
Affinion Group Holdings, Inc.	—	Consumer Goods: Durable	—	—	99,029	3,514,572	3,700,216
Affinion Group Holdings, Inc., Series C and Series D	—	Consumer Goods: Durable	—	—	4,298	1,186,649	20,096
Corfin InvestCo, L.P.	—	Aerospace and Defense	—	—	3,000	300,000	621,550
Corfin InvestCo, L.P. (10)	—	Aerospace and Defense	—	—	3,000	—	—
e.l.f. Beauty, Inc. (f/k/a J.A. Cosmetics US, Inc.)	—	Consumer Goods: Durable	—	—	110,399	295,670	2,957,767
Faraday Holdings, LLC (Interior Specialists, Inc.)	—	Construction and Building	—	—	1,141	58,044	94,560
Patriot National, Inc.	—	Banking, Finance, Insurance and Real Estate	—	—	11,867	27,995	106,922
TPC Broadband Investors, LP (Advanced Cable Communications, LLC)	—	Telecommunications	—	—	430,666	430,666	430,666
TPC Broadband Investors, LP (Advanced Cable Communications, LLC) (10)	—	Telecommunications	—	—	569,334	—	—
UniTek Global Services, Inc.	—	Telecommunications	—	—	149,617	—	892,276
Vestcom Parent Holdings, Inc.	—	Media: Advertising, Printing and Publishing	—	—	15,179	56,895	577,005

Total Common Equity/Warrants						5,870,491	9,401,058

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						597,910,267	598,887,525

Cash and Cash Equivalents—7.7%
BlackRock Liquidity Funds, Temp Cash and Temp Fund, Institutional Shares						28,212,041	28,212,041
BNY Mellon Cash Reserve and Cash						691,318	698,932

Total Cash and Cash Equivalents						28,903,359	28,910,973

Total Investments and Cash Equivalents—167.0%						$626,813,626	$627,798,498

Liabilities in Excess of Other Assets—(67.0)%							(251,891,670)
Net Assets—100.0%							$375,906,828

(1)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London Interbank Offered Rate, or LIBOR or “L,” or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes payment-in-kind, or PIK, interest and other fee rates, if any.
(2)	Valued based on our accounting policy (see Note 2).
(3)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(4)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, or the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-U.S. company or principal place of business outside the United States.
(7)	Non-income producing securities.
(8)	The securities, or a portion thereof, are not pledged as collateral under the Credit Facility. All other securities are pledged as collateral under the Credit Facility and held through Funding I.
(9)	Coupon is not subject to a LIBOR or Prime rate floor.
(10)	Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(11)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.
(12)	Par amount is denominated in Canadian Dollars.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)		Par / Shares	Cost	Fair Value (2)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—104.2% (3), (4) First Lien Secured Debt—89.1%
AKA Diversified Holdings, Inc.	04/02/2018	Retail	11.97%		L+1,175	(9)	10,734,388	$10,555,953	$10,895,404
AKA Diversified Holdings, Inc. (Revolver) (10)	04/02/2018	Retail	—		—		1,165,725	—	17,486
ALG USA Holdings, LLC	02/28/2019	Hotel, Gaming and Leisure	7.00%		L+575		7,136,577	7,101,328	7,118,736
Alvogen Pharma US, Inc. (6), (11)	04/04/2022	Healthcare and Pharmaceuticals	6.00%		L+500		3,900,038	3,881,182	3,880,538
Ancile Solutions, Inc.	07/16/2018	High Tech Industries	6.25%		L+500		2,990,287	2,971,513	2,975,336
AP Gaming I, LLC	12/21/2020	Hotel, Gaming and Leisure	9.25%		L+825		6,602,074	6,517,717	6,492,018
ARC Automotive Group, Inc.	10/12/2020	Automotive	6.00%		L+500		3,970,000	3,935,708	3,930,300
Azure Midstream Energy LLC	11/15/2018	Energy: Oil and Gas	7.50%		L+650		5,310,750	5,189,661	4,514,138
Blue Bird Body Company	06/29/2020	Automotive	6.50%		L+550		4,280,585	4,227,278	4,264,533
Bowlmor AMF Corp.	09/17/2021	Retail	7.25%		L+625		12,902,393	12,820,758	12,805,625
Camin Cargo Control, Inc.	06/30/2021	Transportation: Cargo	5.75%		L+475		2,493,750	2,469,351	2,468,812
CareCentrix, Inc.	07/08/2021	Healthcare and Pharmaceuticals	6.00%		L+500		5,000,000	4,878,103	4,870,850
CBAC Borrower, LLC (8)	07/02/2020	Hotel, Gaming and Leisure	8.25%		L+700		5,000,000	4,961,991	4,700,000
Charming Charlie LLC	12/24/2019	Retail	9.00%		L+800		4,432,500	4,381,480	4,210,875
Chicken Soup for the Soul Publishing, LLC	01/08/2019	Media: Advertising, Printing and Publishing	7.25%		L+600		4,925,000	4,887,389	4,925,000
CRGT Inc.	12/21/2020	High Tech Industries	7.50%		L+650		11,861,946	11,755,521	11,743,327
Curo Health Services Holdings, Inc.	02/07/2022	Healthcare and Pharmaceuticals	6.50%		L+550		1,990,000	1,971,403	1,988,348
DCS Business Services, Inc.	03/19/2018	Business Services	7.25%		L+575		2,976,683	2,952,648	3,017,613
DISA Global Solutions, Inc.	12/09/2020	Business Services	5.50%		L+450		4,975,000	4,931,287	4,875,500
Douglas Products and Packaging Company LLC	06/30/2020	Chemicals, Plastics and Rubber	5.75%		L+475		4,937,500	4,901,367	4,937,500
Driven Performance Brands, Inc. (8)	09/10/2020	Consumer Goods: Durable	5.75%		L+475		9,000,000	8,955,000	8,955,000
Driven Performance Brands, Inc. (Revolver) (8), (10)	09/10/2020	Consumer Goods: Durable	—		—		1,000,000	—	—
Emerging Markets Communications, LLC	07/01/2021	Telecommunications	6.75%		L+575		4,987,500	4,914,374	4,862,812
FHC Health Systems, Inc.	12/23/2021	Healthcare and Pharmaceuticals	5.00%		L+400		4,975,000	4,927,105	4,897,290
GlobalLogic Holdings, Inc.	05/31/2019	High Tech Industries	6.25%		L+525		3,930,000	3,900,641	3,910,350
Granite Broadcasting Corporation	05/23/2018	Media: Broadcasting and Subscription	6.75%		L+550		1,091,582	1,090,547	1,088,177
Greenway Health, LLC	11/04/2020	High Tech Industries	6.00%		L+500		6,877,500	6,827,661	6,739,950
Help/Systems Holdings, Inc.	06/28/2019	High Tech Industries	5.50%		L+450		4,900,000	4,866,257	4,851,000
Hollander Sleep Products, LLC	10/21/2020	Consumer Goods: Non-Durable	9.00%		L+800		1,194,000	1,178,322	1,194,000
Hostway Corporation	12/13/2019	High Tech Industries	6.00%		L+475		2,753,737	2,734,900	2,726,199
Hunter Defense Technologies, Inc.	08/05/2019	Aerospace and Defense	6.50%		L+550		6,650,000	6,598,073	6,641,687
ICC-Nexergy, Inc.	04/30/2020	Consumer Goods: Durable	6.50%		L+550		4,987,500	4,941,329	4,937,625
Icynene U.S. Acquisition Corp. (6), (11)	11/04/2020	Construction and Building	7.25%		L+625		6,965,000	6,842,099	6,965,000
iEnergizer Limited and Aptara, Inc. (6), (11)	05/01/2019	Business Services	7.25%		L+600		10,094,315	10,001,190	9,084,884
Instant Web, LLC, Term Loan A	03/28/2019	Media: Advertising, Printing and Publishing	5.50%		L+450		5,366,227	5,306,494	5,366,227
Instant Web, LLC, Term Loan B	03/28/2019	Media: Advertising, Printing and Publishing	12.00%		L+1,100		4,500,000	4,447,058	4,500,000
Interior Specialists, Inc.	06/30/2020	Construction and Building	9.00%		L+800		6,800,000	6,734,452	6,800,000
Jackson Hewitt Tax Service Inc.	07/30/2020	Consumer Services	8.00%		L+700		5,000,000	4,901,996	4,900,000
K2 Pure Solutions NoCal, L.P. (8)	08/19/2019	Chemicals, Plastics and Rubber	11.00%		L+1,000		5,965,222	5,874,403	5,537,227
Kendra Scott, LLC	07/17/2020	Retail	7.00%		L+600		3,000,000	2,970,849	2,977,500
Lanyon Solutions, Inc.	11/13/2020	High Tech Industries	5.50%		L+450		1,965,012	1,958,874	1,943,731
LifeCare Holdings LLC (8)	11/30/2018	Healthcare and Pharmaceuticals	6.50%		L+525		5,789,068	5,735,375	5,736,619
Lindblad Expeditions, Inc. (11)	05/10/2021	Hotel, Gaming and Leisure	5.50%		L+450		2,208,750	2,197,809	2,197,706
Lindblad Maritime Enterprises, Ltd. (6), (11)	05/10/2021	Hotel, Gaming and Leisure	5.50%		L+450		285,000	283,588	283,575
LTI Holdings, Inc.	04/18/2022	Chemicals, Plastics and Rubber	5.25%		L+425		1,995,000	1,985,364	1,973,175
New Trident HoldCorp, Inc.	07/31/2019	Healthcare and Pharmaceuticals	6.50%		L+525		8,917,647	8,854,192	8,566,559
Physiotherapy Corporation (8)	06/04/2021	Healthcare and Pharmaceuticals	5.75%		L+475		3,500,000	3,482,889	3,491,250
PlayPower, Inc.	06/23/2021	Construction and Building	5.75%		L+475		3,990,000	3,951,094	3,970,050
Polyconcept Finance B.V.	06/28/2019	Consumer Goods: Non-Durable	6.00%		L+475		11,482,697	11,430,576	11,425,283
Premier Dental Services, Inc.	11/01/2018	Consumer Services	6.00%		L+500		8,219,601	8,131,135	7,109,955
Profile Products LLC	05/20/2021	Environmental Industries	6.00%		L+500		7,470,287	7,398,025	7,470,287
Profile Products LLC (Revolver) (8), (10)	05/20/2020	Environmental Industries	—		—		2,459,016	—	—
Quality Home Brands Holdings LLC	12/17/2018	Consumer Goods: Durable	7.75%		L+650		4,912,500	4,880,217	4,914,563
Research Now Group, Inc.	03/18/2021	High Tech Industries	5.50%		L+450		6,965,000	6,931,604	6,912,763
Robertshaw US Holding Corp.	06/18/2019	Consumer Goods: Durable	9.00%		L+750		3,582,758	3,557,217	3,575,247
Ryan, LLC	08/07/2020	Business Services	6.75%		L+575		4,443,750	4,378,244	4,382,648
Sotera Defense Solutions, Inc.	04/21/2017	Aerospace and Defense	9.00%		L+750		6,101,682	5,946,657	5,491,514
St. George’s University Scholastic Services LLC (6), (11)	08/09/2021	Consumer Services	5.75%		L+475		714,200	711,056	714,200
Surgical Specialties Corporation (US), Inc.	08/22/2018	Healthcare and Pharmaceuticals	7.25%		L+575		10,037,432	10,017,760	9,937,058
Survey Sampling International, LLC	12/16/2020	Business Services	6.00%		L+500		6,218,750	6,171,308	6,164,336
Systems Maintenance Services Holding, Inc.	10/18/2019	High Tech Industries	5.00%		L+400		5,895,000	5,875,736	5,895,000
Tensar Corporation	07/09/2021	Construction and Building	5.75%		L+475		4,950,000	4,906,969	4,588,056
TOMS Shoes, LLC	11/02/2020	Consumer Goods: Non-Durable	6.50%		L+550		1,990,000	1,814,920	1,845,725
UniTek Global Services, Inc. (8)	01/14/2019	Telecommunications	9.50 (PIK 1.00	% %)	L+850		430,126	430,126	430,126
UniTek Global Services, Inc. (8)	01/14/2019	Telecommunications	8.50%		L+750		599,702	548,736	569,717
UniTek Global Services, Inc. (8), (10)	01/14/2019	Telecommunications	—		—		151,090	—	—
U.S. Farathane, LLC	02/07/2022	Automotive	6.75%		L+575		3,800,641	3,729,952	3,807,672
US Med Acquisition, Inc. (8)	08/13/2021	Healthcare and Pharmaceuticals	10.00%		L+900		3,121,094	3,121,094	3,121,094

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2015

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (1)		Par / Shares	Cost	Fair Value (2)
Vistage Worldwide, Inc. (8)	08/19/2021	Media: Broadcasting and Subscription	6.50%		L+550		5,000,000	4,950,477	4,975,000
Wilton Brands, LLC	08/30/2018	Consumer Goods: Non-Durable	8.50%		L+725		2,703,000	2,674,736	2,630,370
Worley Claims Services, LLC	10/30/2020	Banking, Finance, Insurance and Real Estate	9.00%		L+800		6,490,688	6,429,955	6,490,688

Total First Lien Secured Debt								335,790,073	332,180,834

Second Lien Secured Debt—12.8%
Affinion Group, Inc. (8)	10/31/2018	Consumer Goods: Durable	8.50%		L+700		1,000,000	919,155	893,130
American Gilsonite Company (5), (8)	09/01/2017	Metals and Mining	11.50%		—		1,000,000	1,000,000	950,000
Douglas Products and Packaging Company LLC	12/31/2020	Chemicals, Plastics and Rubber	11.00%		L+1,050		2,000,000	1,965,770	2,000,000
Howard Berger Co. LLC	09/30/2020	Wholesale	11.00%		L+1,000		11,000,000	10,423,463	10,670,000
J.A. Cosmetics Holdings, Inc. (8)	07/31/2019	Consumer Goods: Durable	11.00%		L+1,000		4,000,000	3,938,373	4,040,000
Language Line, LLC	07/07/2022	Consumer Services	10.75%		L+975		10,750,000	10,589,814	10,723,125
Novitex Acquisition, LLC	07/07/2021	Business Services	11.75%		L+1,050		11,000,000	10,902,202	10,780,000
Penton Media, Inc. (8)	10/02/2020	Media: Diversified and Production	9.00%		L+775		5,252,824	5,194,116	5,230,920
Sunshine Oilsands Ltd. (5), (6), (8), (11)	08/01/2017	Energy: Oil and Gas	10.00%		—		2,812,500	2,697,607	2,615,625

Total Second Lien Secured Debt								47,630,500	47,902,800

Subordinated Debt/Corporate Notes—1.5% (8)
Affinion Group Holdings, Inc.	09/14/2018	Consumer Goods: Durable	—	(7)	—		4,786,483	4,361,551	1,818,864
Affinion Investments LLC	08/15/2018	Consumer Goods: Durable	—	(7)	—		2,484,000	2,146,500	1,664,280
Credit Infonet, Inc.	10/26/2018	High Tech Industries	13.00 (PIK 1.75	% %)	—		2,025,065	1,999,885	1,992,841
UniTek Global Services, Inc.	07/15/2019	Telecommunications	15.00 (PIK 15.00	% %)	—		126,259	126,259	126,259

Total Subordinated Debt/Corporate Notes								8,634,195	5,602,244

Preferred Equity—0.3% (7), (8)
J.A. Cosmetics US, Inc.	—	Consumer Goods: Durable	8.00%		—		400	399,704	455,490
UniTek Global Services, Inc.	—	Telecommunications	13.50%		—		1,047,317	670,283	691,115

Total Preferred Equity								1,069,987	1,146,605

Common Equity/Warrants—0.5% (7), (8)
A2Z Wireless Holdings, Inc.	—	Retail	—		—		463	118,817	674,296
Affinion Group Holdings, Inc., Series A (Warrants)	12/12/2023	Consumer Goods: Durable	—		—		554,715	1,186,649	291,226
Affinion Group Holdings, Inc., Series B (Warrants)	12/12/2023	Consumer Goods: Durable	—		—		1,135,743	—	22,715
Faraday Holdings, LLC (Interior Specialists, Inc.)	—	Construction and Building	—		—		939	45,761	52,466
J.A. Cosmetics US, Inc.	—	Consumer Goods: Durable	—		—		30	296	215,689
Patriot National, Inc. (Warrants)	11/27/2023	Banking, Finance, Insurance and Real Estate	—		—		14,484	28,002	190,609
UniTek Global Services, Inc.	—	Telecommunications	—		—		149,617	—	—
Vestcom Parent Holdings, Inc.	—	Media: Advertising, Printing and Publishing	—		—		15,179	56,895	255,899

Total Common Equity/Warrants								1,436,420	1,702,900

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies								394,561,175	388,535,383

Investments in Controlled, Affiliated Portfolio Companies—0.7%
First Lien Secured Debt—0.7%
GMC Television Broadcasting Holdings, LLC (8), (12)	12/30/2016	Media: Broadcasting and Subscription	4.33%		L+400	(9)	3,702,009	2,777,132	2,776,507

Total Investments—104.9%								397,338,307	391,311,890

Cash Equivalents—5.8%
BlackRock Liquidity Funds, Temp Cash and Temp Fund, Institutional Shares								21,428,514	21,428,514

Total Investments and Cash Equivalents—110.7%								$418,766,821	$412,740,404

Liabilities in Excess of Other Assets—(10.7)%									(39,849,955)
Net Assets—100.0%									$372,890,449

(1)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR or “L,” or Prime rate, or “P.” All securities are subject to a LIBOR or Prime rate floor where a spread is provided, unless noted. The spread provided includes PIK interest and other fee rates, if any.
(2)	Valued based on our accounting policy (see Note 2).
(3)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally presumed to be “non-controlled” when we own 25% or less of the portfolio company’s voting securities and “controlled” when we own more than 25% of the portfolio company’s voting securities.
(4)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is generally deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-U.S. company or principal place of business outside the United States.
(7)	Non-income producing securities.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2015

(8)	The securities are not pledged as collateral under the Credit Facility. All other securities are pledged as collateral under the Credit Facility and held through Funding I.
(9)	Coupon is not subject to a LIBOR or Prime rate floor.
(10)	Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(11)	The investment is treated as a non-qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.
(12)	Became a controlled affiliate during the quarter ended September 30, 2015.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2016

1. ORGANIZATION

PennantPark Floating Rate Capital Ltd. was organized as a Maryland corporation in October 2010. We are a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act.

Our investment objectives are to generate current income and capital appreciation. We seek to achieve our investment objective by investing primarily in Floating Rate Loans and other investments made to U.S. middle-market private companies whose debt is rated below investment grade. Floating Rate Loans pay interest at variable rates, which are determined periodically, on the basis of a floating base lending rate such as LIBOR, with or without a floor, plus a fixed spread. Under normal market conditions, we generally expect that at least 80% of the value of our Managed Assets will be invested in Floating Rate Loans and other investments bearing a variable rate of interest, which may include, from time to time, variable rate derivative instruments. We generally expect that senior secured debt, or first lien loans, will represent at least 65% of our overall portfolio. We generally expect to invest up to 35% of our overall portfolio opportunistically in other types of investments, including second lien, high yield, mezzanine and distressed debt securities and, to a lesser extent, equity investments.

We entered into the Investment Management Agreement with the Investment Adviser, an external adviser that manages our day-to-day operations. We also entered into the Administration Agreement with the Administrator, which provides the administrative services necessary for us to operate.

Funding I, our wholly owned subsidiary and a special purpose entity, was organized in Delaware as a limited liability company in May 2011. We formed Funding I in order to establish our Credit Facility. The Investment Adviser serves as the collateral manager to Funding I and has irrevocably directed that the management fee owed with respect to such services is to be paid to us so long as the Investment Adviser remains the collateral manager. This arrangement does not increase our consolidated management fee. The Credit Facility allows Funding I to borrow up to $350 million as of September 30, 2016 at LIBOR plus 200 basis points during the revolving period. The Credit Facility is secured by all of the assets held by Funding I. See Note 11.

We have formed and expect to continue to form certain Taxable Subsidiaries which are taxed as corporations for federal income tax purposes. Accordingly, the Taxable Subsidiaries will pay income taxes at regular corporate income tax rates. These Taxable Subsidiaries allow us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

In August 2015, we completed the acquisition of MCG pursuant to the Agreement and Plan of Merger by and among MCG, our Investment Adviser and the Company. As a result of the transactions completed by the Merger Agreement, MCG was ultimately merged with and into PFLT Funding II, LLC with PFLT Funding II, LLC as the surviving company. See Note 13.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. In the opinion of management, all adjustments, which are of a normal recurring nature, considered necessary for the fair presentation of financial statements have been included. Actual results could differ from these estimates

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2016

due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to ASC serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued.

Our Consolidated Financial Statements are prepared in accordance with GAAP, consistent with ASC 946, Financial Services — Investment Companies, and pursuant to the requirements for reporting on Form 10-K/Q and Article 6 or 10 of Regulation S-X, as appropriate. In accordance with Article 6-09 of Regulation S-X, we have provided a Consolidated Statement of Changes in Net Assets in lieu of a Consolidated Statement of Changes in Stockholders’ Equity.

Our significant accounting policies consistently applied are as follows:

(a) Investment Valuations

We expect that there may not be readily available market values for many of our investments, which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy and a consistently applied valuation process, as described in this Report. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material. See Note 5.

Our portfolio generally consists of illiquid securities, including debt and equity investments. With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of our Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

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(5)	Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at bid prices obtained from at least two brokers or dealers, if available, or otherwise from a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

(b) Security Transactions, Revenue Recognition, and Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in the fair value of our portfolio investments and Credit Facility during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectable. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, OID, market discount or premium and deferred financing costs on liabilities, which we do not fair value, are capitalized and then accreted or amortized using the effective interest method as interest income. We record prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts. Litigation settlements are accounted for in accordance with the gain contingency provisions of ASC 450-30.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or if there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

(c) Income Taxes

We have complied with the requirements of Subchapter M of the Code and expect to be treated as a RIC for federal income tax purposes. As a result, we account for income taxes using the asset and liability method prescribed by ASC 740, Income Taxes. Under this method, income taxes are provided for amounts currently payable and for amounts deferred as tax assets and liabilities based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Based upon our qualification and election to be treated as a RIC for federal income tax purposes, we typically do not incur any material level of federal income taxes. Although we are not subject to federal income taxes as a RIC, we may elect to retain a

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portion of our calendar year income, which may result in an excise tax. For the fiscal years ended September 30, 2016, 2015 and 2014, we had accrued an excise tax of zero, $0.4 million and $0.5 million, respectively.

We recognize the effect of a tax position in our Consolidated Financial Statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax benefits of positions not considered to satisfy the “more-likely-than-not” threshold would be recorded as a tax expense. We did not have any material uncertain tax positions or any unrecognized tax benefits that met the recognition or measurement criteria of ASC 740-10-25 as of the periods presented herein.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and net realized gains recognized for financial reporting purposes. Differences between tax regulations and GAAP may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

(d) Distributions and Capital Transactions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid, if any, as a distribution is ratified by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually. The tax attributes for distributions will generally include ordinary income and capital gains, but may also include qualified dividends and/or a return of capital.

Capital transactions, in connection with our dividend reinvestment plan or through offerings of our common stock, are recorded when issued and offering costs are charged as a reduction of capital upon issuance of our common stock.

(e) Foreign Currency Translation

Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Fair value of investment securities, other assets and liabilities – at the exchange rates prevailing at the end of the applicable period; and

2.	Purchases and sales of investment securities, income and expenses – at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, we do not isolate that portion of the results of operations due to changes in foreign exchange rates on investments, other assets and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and liabilities.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices to be more volatile than those of comparable U.S. companies or U.S. government securities.

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(f) Consolidation

As permitted under Regulation S-X and as explained by ASC 946-810-45, PennantPark Floating Rate Capital Ltd. will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we have consolidated the results of our subsidiaries in our Consolidated Financial Statements.

(g) Asset Transfers and Servicing

Asset transfers that do not meet ASC 860, Transfers and Servicing, requirements for sale accounting treatment are reflected in the Consolidated Statement of Assets and Liabilities as investments. The creditors of Funding I have received a security interest in all its assets and such assets are not intended to be available to the creditors of PennantPark Floating Rate Capital Ltd. or any of its affiliates.

3. AGREEMENTS

The Investment Management Agreement with the Investment Adviser was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Advisers, in February 2016. Under the Investment Management Agreement, the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of and provides investment advisory services to us. The Investment Adviser serves as the collateral manager to Funding I and has irrevocably directed that the management fee owed with respect to such services is to be paid to the Company so long as the Investment Adviser remains the collateral manager. This arrangement does not increase our consolidated management fee. For providing these services, the Investment Adviser receives a fee from us consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.00% of our “average adjusted gross assets,” which equals our gross assets (net of U.S. Treasury Bills, temporary draws under any credit facility, cash and cash equivalents, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and adjusted to exclude cash, cash equivalents and unfunded commitments, if any) and is payable quarterly in arrears. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For the fiscal years ended September 30, 2016, 2015 and 2014, the Investment Adviser earned a base management fee of $5.0 million, $3.6 million and $3.7 million, respectively, from us.

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees (other than fees for providing managerial assistance), such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies, accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense or amendment fees under any credit

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facility and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 50% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.9167% in any calendar quarter (11.67% annualized) (we refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.9167%) as the “catch-up,” which is meant to provide our Investment Adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a hurdle did not apply, if this net investment income exceeds 2.9167% in any calendar quarter), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.9167% in any calendar quarter. These calculations are pro-rated for any share issuances or repurchases during the relevant quarter, if applicable. For the years ended September 30, 2016, 2015 and 2014, the Investment Adviser earned $3.7 million, $2.2 million and $2.6 million, respectively, in incentive fees on net investment income from us.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For the fiscal years ended September 30, 2016, 2015 and 2014 the Investment Adviser accrued an incentive fee on capital gains of approximately zero, $(0.4) million and $0.8 million, respectively, as calculated under the Investment Management Agreement (as described above).

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related to incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. The incentive fee accrued for under GAAP on our unrealized and realized capital gains for the years ended September 30, 2016, 2015 and 2014 was $1.1 million, $(0.7) million and $0.1 million, respectively.

The Administration Agreement with the Administrator was reapproved by our board of directors, including a majority of the directors who are not interested persons of us, in February 2016. Under the Administration Agreement, the Administrator provides administration services and office facilities to us. For providing these services, facilities and personnel, we have agreed to reimburse the Administrator for its allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the

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Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. The Administrator also offers, on our behalf, managerial assistance to portfolio companies to which we are required to offer such assistance. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statements of Operations. For the years ended September 30, 2016, 2015 and 2014, the Investment Adviser was reimbursed approximately $0.8 million, $0.5 million and $0.5 million, respectively, from us, including expenses the Investment Adviser incurred on behalf of the Administrator, for services described above.

4. INVESTMENTS

Purchases of investments, including PIK, for the years ended September 30, 2016, 2015 and 2014 totaled $364.6 million, $224.8 million and $248.8 million, respectively. Sales and repayments of investments for the same periods totaled $164.2 million, $195.0 million and $225.6 million, respectively.

Investments and cash and cash equivalents consisted of the following:

	September 30, 2016		September 30, 2015
Investment Classification	Cost	Fair Value	Cost	Fair Value
First lien	$549,736,982	$548,410,095	$338,567,205	$334,957,341
Second lien	38,404,428	36,596,692	47,630,500	47,902,800
Subordinated debt / corporate notes	3,228,083	3,160,372	8,634,195	5,602,244
Preferred equity / common equity / warrants	6,540,774	10,720,366	2,506,407	2,849,505

Total investments	597,910,267	598,887,525	397,338,307	391,311,890

Cash and cash equivalents	28,903,359	28,910,973	21,428,514	21,428,514

Total investments, cash and cash equivalents	$626,813,626	$627,798,498	$418,766,821	$412,740,404

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The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash equivalents) in such industries:

	As of September 30,
Industry Classification	2016	2015
Healthcare and Pharmaceuticals	10%	12%
High Tech Industries	10	13
Business Services	8	10
Consumer Goods: Durable	7	8
Hotel, Gaming and Leisure	6	5
Telecommunications	6	2
Aerospace and Defense	5	3
Capital Equipment	5	—
Media: Diversified and Production	5	1
Retail	5	8
Wholesale	5	3
Consumer Goods: Non-Durable	4	4
Media: Advertising, Printing and Publishing	4	4
Chemicals, Plastics and Rubber	3	4
Construction and Building	3	6
Banking, Finance, Insurance and Real Estate	2	2
Beverage, Food and Tobacco	2	—
Consumer Services	2	6
Media: Broadcasting and Subscription	2	2
Automotive	1	3
All Other	5	4

Total	100%	100%

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

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ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information, disorderly transactions or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence were available. Corroborating evidence that would result in classifying these non-binding broker/dealer bids as a Level 2 asset includes observable market-based transactions for the same or similar assets or other relevant observable market-based inputs that may be used in pricing an asset.

Our investments are generally structured as Floating Rate Loans, mainly senior secured debt, but also may include second lien, high yield, mezzanine and distressed debt securities and equity investments. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions, performance multiples and yields, among other factors. These non-public investments using unobservable inputs are included in Level 3 of the fair value hierarchy.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in our ability to observe valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the end of the quarter in which the reclassifications occur. Our ability to observe valuation inputs resulted in one reclassification from Level 2 to 1 and one reclassification from Level 3 to Level 2 during the year ended September 30, 2016. During the year ended September 30, 2015, there were two reclassifications from Level 2 to 3 and one reclassification from Level 3 to 2.

In addition to using the above inputs in cash equivalents, investments and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value. See Note 2 and 2(e).

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As outlined in the table below, some of our Level 3 investments using a market approach valuation technique are valued using the average of the bids from brokers or dealers. The bids include a disclaimer, may not have corroborating evidence, may be the result of a disorderly transaction and may be the result of consensus pricing. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

The remainder of our portfolio and our long-term Credit Facility are valued using a market comparable or an enterprise market value technique. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the pricing indicated by the external event, excluding transaction costs, is used to corroborate the valuation. When using earnings multiples to value a portfolio company, the multiple used requires the use of judgment and estimates in determining how a market participant would price such an asset. These non-public investments using unobservable inputs are included in Level 3 of the fair value hierarchy. Generally, the sensitivity of unobservable inputs or combination of inputs such as industry comparable companies, market outlook, consistency, discount rates and reliability of earnings and prospects for growth, or lack thereof, affects the multiple used in pricing an investment. As a result, any change in any one of those factors may have a significant impact on the valuation of an investment.

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Our Level 3 valuation techniques, unobservable inputs and ranges were categorized as follows for ASC 820 purposes:

Asset Category	Fair Value as of September 30, 2016	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
Debt investments	$273,399,858	Market Comparable	Broker/Dealer bid quotes	N/A
Debt investments	314,767,301	Market Comparable	Market Yield	5.3% – 16.5% (8.9%)
Equity investments	7,655,677	Enterprise Market Value	EBITDA multiple	4.3x – 9.0x (7.2x)

Total Level 3 investments	$595,822,836

Long-Term Credit Facility	$232,389,498	Market Comparable	Market Yield	3.4%

Asset Category	Fair Value as of September 30, 2015	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
Debt investments	$259,566,475	Market Comparable	Broker/Dealer bid quotes	N/A
Debt investments	128,895,910	Market Comparable	Market Yield	5.5% – 34.7% (10.6%)
Equity investments	313,941	Market Comparable	Broker/Dealer bid quotes	N/A
Equity investments	2,344,955	Enterprise Market Value	EBITDA multiple	6.0x – 10.5x (7.6x)

Total Level 3 investments	$391,121,281

Long-Term Credit Facility	$29,600,000	Market Comparable	Market Yield	2.9%

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Our investments, cash and cash equivalents and Credit Facility were categorized as follows in the fair value hierarchy for ASC 820 purposes:

	Fair Value at September 30, 2016
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments (First lien)	$548,410,095	$—	$—	$548,410,095
Debt investments (Second lien)	36,596,692	—	—	36,596,692
Debt investments (Subordinated debt / corporate notes)	3,160,372	—	—	3,160,372
Equity investments	10,720,366	106,922	2,957,767	7,655,677

Total investments	598,887,525	106,922	2,957,767	595,822,836

Cash and cash equivalents	28,910,973	28,910,973	—	—

Total investments, cash and cash equivalents	$627,798,498	$29,017,895	$2,957,767	$595,822,836

Long-Term Credit Facility	$232,389,498	$—	$—	$232,389,498

	Fair Value at September 30, 2015
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments (First lien)	$334,957,341	$—	$—	$334,957,341
Debt investments (Second lien)	47,902,800	—	—	47,902,800
Debt investments (Subordinated debt / corporate notes)	5,602,244	—	—	5,602,244
Equity investments	2,849,505	—	190,609	2,658,896

Total investments	391,311,890	—	190,609	391,121,281

Cash equivalents	21,428,514	21,428,514	—	—

Total investments, cash and cash equivalents	$412,740,404	$21,428,514	$190,609	$391,121,281

Long-Term Credit Facility	$29,600,000	$—	$—	$29,600,000

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The tables below show a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3):

	Year Ended September 30, 2016
Description	First Lien	Second lien, subordinated debt and equity investments	Totals
Beginning Balance	$334,957,341	$56,163,940	$391,121,281
Net realized gains (losses)	744,464	(2,223,584)	(1,479,120)
Net unrealized appreciation	2,282,976	4,804,379	7,087,355
Purchases, PIK, net discount accretion and non-cash exchanges	357,140,895	9,088,987	366,229,882
Sales, repayments and non-cash exchanges	(146,715,581)	(17,463,214)	(164,178,795)
Transfers in and/or out of Level 3	—	(2,957,767)	(2,957,767)

Ending Balance	$548,410,095	$47,412,741	$595,822,836

Net change in unrealized appreciation (depreciation) reported within the net change in unrealized appreciation on investments in our Consolidated Statements of Operations attributable to our Level 3 assets still held at the reporting date.	$2,617,111	$(693,738)	$1,923,373

	Year Ended September 30, 2015
Description	First Lien	Second lien, subordinated debt and equity investments	Totals
Beginning Balance	$302,565,355	$40,707,230	$343,272,585
Net realized (losses) gains	(175,862)	667,008	491,146
Net unrealized depreciation	(3,286,024)	(2,397,090)	(5,683,114)
Purchases, PIK, net discount accretion and non-cash exchanges (1)	215,410,313	27,790,325	243,200,638
Sales, repayments and non-cash exchanges	(179,556,441)	(15,493,137)	(195,049,578)
Transfers in and/or out of Level 3	—	4,889,604	4,889,604

Ending Balance	$334,957,341	$56,163,940	$391,121,281

Net change in unrealized depreciation reported within the net change in unrealized appreciation on investments in our Consolidated Statements of Operations attributable to our Level 3 assets still held at the reporting date.	$(3,449,989)	$(2,257,945)	$(5,707,934)

(1)	Includes assets acquired from MCG.

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The following table shows a reconciliation of the beginning and ending balances for fair valued liabilities measured using significant unobservable inputs (Level 3):

	Carrying/Fair Value Years Ended September 30,
Long-Term Credit Facility	2016	2015
Beginning Balance (cost —$29,600,000 and $146,400,000, respectively)	$29,600,000	$146,949,000
Total unrealized depreciation included in earnings	(518,002)	(549,000)
Borrowings	260,707,500	130,700,000
Repayments	(57,400,000)	(247,500,000)
Transfers in and/or out of Level 3	—	—

Ending Balance (cost – $232,907,500 and $29,600,000, respectively)	$232,389,498	$29,600,000

As of September 30, 2016, we had outstanding non-U.S. dollar borrowings on our Credit Facility. Net change in fair value from foreign currency translating on outstanding borrowings is listed below:

Foreign Currency	Local Currency		Original Borrowing Cost	Current Value	Reset Date	Change in Fair Value
Canadian Dollars	C$	17,500,000	$12,407,501	$13,338,920	October 3, 2016	$931,419

The carrying value of our consolidated financial liabilities approximates fair value. We adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility. We elected to use the fair value option for our Credit Facility to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we incurred expenses of $0.9 million, $2.3 million and $0.7 million relating to amendment fees on the Credit Facility during the years ended September 30, 2016, 2015 and 2014, respectively. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statements of Assets and Liabilities and changes in fair value of the Credit Facility are reported in our Consolidated Statements of Operations. We elected not to apply ASC 825-10 to any other financial assets or liabilities. For the fiscal years ended September 30, 2016 and 2015, our Credit Facility had a net change in unrealized depreciation of $0.5 million and $0.5 million, respectively. As of September 30, 2016 and 2015, the net unrealized depreciation on our Credit Facility totaled $0.5 million and zero, respectively. We use a nationally recognized independent valuation service to measure the fair value of our Credit Facility in a manner consistent with the valuation process that the board of directors uses to value our investments.

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2016

6. TRANSACTIONS WITH AFFILIATED COMPANIES

An affiliated portfolio company is a company in which we have ownership of 5% or more of its voting securities. A portfolio company is generally presumed to be a non-controlled affiliate when we own at least 5% but 25% or less of its voting securities and a controlled affiliate when we own more than 25% of its voting securities. Transactions related to our funded investments with both controlled and non-controlled affiliates for the nine months ended September 30, 2016 were as follows:

Name of Investment	Fair Value at September 30, 2015	Purchases of / Advances to Affiliates	Sale of / Distributions from Affiliates	Income Accrued	Fair Value at September 30, 2016	Net Realized Gains (Losses)
Controlled Affiliates
GMC Television Broadcasting Holdings, LLC	$2,776,507	$—	$(2,777,132)	$105,502	$—	$—

Total Controlled Affiliates	$2,776,507	$—	$(2,777,132)	$105,502	$—	$—

7. CHANGE IN NET ASSETS FROM OPERATIONS PER COMMON SHARE

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations:

	Years Ended September 30,
	2016	2015	2014
Numerator for net increase in net assets resulting from operations	$33,488,663	$12,504,245	$20,513,971
Denominator for basic and diluted weighted average shares	26,730,074	16,291,965	14,898,056
Basic and diluted net increase in net assets per share resulting from operations	$1.25	$0.77	$1.38

8. TAXES AND DISTRIBUTIONS

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal tax regulations, which may materially differ from amounts determined in accordance with GAAP. These book-to-tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified to undistributed net investment income, accumulated net realized gain or paid-in-capital, as appropriate. Distributions from net realized capital gains, if any, are normally declared and paid annually, but the Company may make distributions on a more frequent basis to comply with the distribution requirements for RICs under the Code.

As of September 30, 2016 and 2015, the cost of investments for federal income tax purposes was $600.1 million and $399.6 million, respectively, resulting in a gross unrealized appreciation of $10.6 million and $3.3 million, respectively, and depreciation of $11.8 million and $11.6 million, respectively.

The following amounts were reclassified for tax purposes:

	Years Ended September 30,
	2016	2015	2014
Decrease in paid-in capital	$(308,435)	$(429,892)	$(254,753)
Increase in accumulated net realized gain	—	—	9,384
Increase in undistributed net investment income	308,435	429,892	245,369

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2016

The following reconciles net increase in net assets resulting from operations to taxable income:

	Years Ended September 30,
	2016	2015	2014
Net increase in net assets resulting from operations	$33,488,663	$12,504,245	$20,513,971
Net realized loss on investments	1,376,788	—	—
Net change in unrealized (appreciation) depreciation on investments and Credit Facility	(7,529,291)	5,551,614	(1,004,771)
Other book-to-tax differences	642,719	5,788	266,378
Other non-deductible expenses	—	440,000	479,425

Taxable income before dividends paid deduction	$27,978,879	$18,501,647	$20,255,003

The components of undistributed taxable income on a tax basis and reconciliation to accumulated surplus on a book basis are as follows:

	As of September 30,
	2016	2015	2014
Undistributed ordinary income—tax basis	$10,097,684	$12,591,089	$10,097,482
(Realized loss carried forward)/Undistributed long-term capital gain (1)	(1,121,514)	—	1,652,842
Distributions payable and other book to tax differences	(5,793,312)	(5,203,754)	(3,989,324)
Net unrealized appreciation (depreciation) of investments and Credit Facility	1,502,874	(6,026,417)	(474,803)

Total accumulated surplus—book basis	$4,685,732	$1,360,918	$7,286,197

(1)	As of September 30, 2016, the capital loss carried forward was $1.1 million. This loss can be carried forward indefinitely to be an offset against future capital gains.

The tax characteristics of distributions declared are as follows:

	Years Ended September 30,
	2016	2015	2014
Ordinary income (including short-term gains)	$30,472,284	$17,206,311	$13,473,860
Long-term capital gain	—	1,653,105	2,578,795

Total distributions	$30,472,284	$18,859,416	$16,052,655

Total distributions per share based on weighted average shares	$1.14	$1.16	$1.08

9. CASH EQUIVALENTS

Cash equivalents represent cash in money market funds pending investment in longer-term portfolio holdings. Our portfolio may consist of temporary investments in U.S. Treasury Bills (of varying maturities), repurchase agreements, money market funds or repurchase agreement-like treasury securities. These temporary investments with original maturities of 90 days or less are deemed cash equivalents and are included in the Consolidated Schedule of Investments. At the end of each fiscal quarter, we may take proactive steps to preserve

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2016

investment flexibility for the next quarter by investing in cash equivalents, which is dependent upon the composition of our total assets at quarter-end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out positions on a net cash basis after quarter-end, temporarily drawing down on the Credit Facility, or utilizing repurchase agreements or other balance sheet transactions as are deemed appropriate for this purpose. These amounts are excluded from adjusted gross assets for purposes of computing the Investment Adviser’s management fee. U.S. Treasury Bills with maturities greater than 60 days from the time of purchase are valued consistent with our valuation policy. As of September 30, 2016 and 2015, cash equivalents consisted of money market funds in the amounts of $28.9 million and $21.4 million at fair value, respectively.

10. FINANCIAL HIGHLIGHTS

Below are the financial highlights for the years ended September 30:

	2016	2015	2014	2013 (6)	2012 (6)
Per Share Data:
Net asset value, beginning of period	$13.95	$14.40	$14.10	$13.98	$13.44
Net investment income (1)	1.02	1.08	1.12	1.10	0.92
Net change in realized and unrealized gain (loss) (1)	0.23	(0.31)	0.26	0.15	0.83

Net increase in net assets resulting from operations (1)	1.25	0.77	1.38	1.25	1.75
Distributions to stockholders (1), (2)
Distribution of net investment income	(1.13)	(0.98)	(0.84)	(0.95)	(0.86)
Distribution of realized gains	(0.01)	(0.18)	(0.24)	(0.10)	(0.05)

Total distributions to stockholders	(1.14)	(1.16)	(1.08)	(1.05)	(0.91)
Effect of acquisition of MCG and offering costs (1)	—	(0.06)	—	(0.08)	(0.30)

Net asset value, end of period	$14.06	$13.95	$14.40	$14.10	$13.98

Per share market value, end of period	$13.23	$11.94	$13.78	$13.78	$12.67

Total return (3)	21.77%	(6.01)%	8.05%	17.17%	29.43%
Shares outstanding at end of period	26,730,074	26,730,074	14,898,056	14,898,056	6,850,667

Ratios / Supplemental Data:
Ratio of operating expenses to average net assets (4)	3.56%	3.01%	4.45%	4.43%	4.20%
Ratio of Credit Facility related expenses to average net assets	1.58%	2.34%	1.95%	1.66%	1.89%

Ratio of total expenses to average net assets	5.14%	5.35%	6.40%	6.09%	6.09%
Ratio of net investment income to average net assets	7.42%	7.43%	7.77%	7.68%	6.64%
Net assets at end of period	$375,906,828	$372,890,449	$214,527,710	$210,066,394	$95,743,877

Weighted average debt outstanding	$140,218,095	$123,924,384	$147,599,452	$71,678,836	$46,133,607

Weighted average debt per share (1)	$5.25	$7.61	$9.91	$7.48	$6.73
Asset coverage per unit (5)	$2,618	$13,598	$2,460	$3,109	$2,275
Portfolio turnover ratio	32.16%	51.02%	62.74%	81.89%	50.68%

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2016

(1)	Based on the weighted average shares outstanding for the respective periods.
(2)	The tax status of distributions is calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP, and reported on Form 1099-DIV each calendar year.
(3)	Based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(4)	Excludes Credit Facility related costs.
(5)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated on our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit.
(6)	Audited by predecessor auditors.

11. CREDIT FACILITY

Funding I’s multi-currency Credit Facility with the Lenders was $350 million as of September 30, 2016, subject to satisfaction of certain conditions and the regulatory restrictions that the 1940 Act imposes on us as a BDC, has an interest rate spread above LIBOR of 200 basis points, a maturity date of August 2020 and a revolving period that ends in August 2018. As of September 30, 2016 and 2015, Funding I had $232.9 million and $29.6 million of outstanding borrowings under the Credit Facility, respectively. The Credit Facility had a weighted average interest rate of 2.57% and 2.20%, excluding the undrawn commitment fees of 0.375% and 0.75%, as of September 30, 2016 and 2015, respectively. The annualized weighted average cost of debt for the years ended September 30, 2016, 2015 and 2014, inclusive of the fee on the undrawn commitment on the Credit Facility but excluding amendment costs, was 3.51%, 2.62% and 2.35%, respectively.

During the revolving period, the Credit Facility bears interest at LIBOR plus 200 basis points and, after the revolving period, the rate sets to LIBOR plus 425 basis points for the remaining two years, maturing in August 2020. The Credit Facility is secured by all of the assets of Funding I. Both PennantPark Floating Rate Capital Ltd. and Funding I have made customary representations and warranties and are required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities.

The Credit Facility contains covenants, including, but not limited to, restrictions of loan size, industry requirements, average life of loans, geographic and individual portfolio concentrations, minimum portfolio yield and loan payment frequency. Additionally, the Credit Facility requires the maintenance of a minimum equity investment in Funding I and income ratio as well as restrictions on certain payments and issuance of debt. For instance, we must maintain at least $25 million in equity and must maintain an interest coverage ratio of at least 125%. The Credit Facility compliance reporting is prepared on a basis of accounting other than GAAP. As of September 30, 2016, we were in compliance with the covenants relating to our Credit Facility.

We own 100% of the equity interest in Funding I and treat the indebtedness of Funding I as our leverage. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with our asset coverage ratio after such borrowing. Our Investment Adviser serves as collateral manager to Funding I under the Credit Facility.

Our interest in Funding I (other than the management fee) is subordinate in priority of payment to every other obligation of Funding I and is subject to certain payment restrictions set forth in the Credit Facility. We may receive cash distributions on our equity interests in Funding I only after it has made all required payments of (1) cash interest and, if applicable, principal to the Lenders, (2) administrative expenses and (3) claims of other

PENNANTPARK FLOATING RATE CAPITAL LTD. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

SEPTEMBER 30, 2016

unsecured creditors of Funding I. The Investment Adviser has irrevocably directed that any management fee owed with respect to such services is to be paid to the Company so long as the Investment Adviser remains the collateral manager.

12. COMMITMENTS AND CONTINGENCIES

From time to time, we, the Investment Adviser or the Administrator may be a party to legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations. Unfunded debt investments, if any, are disclosed in the Consolidated Schedules of Investments. As of September 30, 2016 and 2015, we had $20.0 million and $4.8 million, respectively, in commitments to fund investments.

13. ACQUISITION OF MCG CAPITAL CORPORATION

We entered into the Merger Agreement with MCG on April 28, 2015 to improve our scale to be more important to borrowers, to increase our market capitalization, to reduce our expense ratio and to increase diversification.

In August 2015, we completed the acquisition of MCG whereby we acquired 100% of the net assets of MCG, approximately $166.9 million consisting of primarily cash. In accordance with the terms of the Merger Agreement, each outstanding share of MCG common stock (including shares of restricted stock) was converted into the right to receive (i) 0.32044 shares of our common stock (with MCG stockholders receiving cash in lieu of fractional shares of our common stock), and (ii) $0.30595 per share in cash. Pursuant to the Merger Agreement, we issued an aggregate of approximately 11.8 million shares of our common stock to former MCG stockholders, and our Investment Adviser made an aggregate cash payment of approximately $11.3 million to former MCG stockholders. The cash payment of approximately $11.3 million by our Investment Adviser is not subject to any reimbursement arrangement and is therefore not reflected in our consolidated financial statements. We incurred transaction costs of $2.3 million, of which $2.2 million relating to our share issuance were charged to paid in capital and $0.1 million was expensed.

We accounted for the merger with MCG under the asset acquisition method of accounting in accordance with ASC 805-50, Business Combinations—Related Issues. Under asset acquisition accounting, acquiring assets in groups requires ascertaining the cost of the net assets, as well as, allocating that cost to the individual assets and liabilities comprising the group. Under ASC 805-50-30-1, assets are recognized based on their cost to the acquiring entity, which generally includes transaction costs of the asset acquisition, and no gain or loss is recognized unless the fair value of noncash assets given as consideration differs from the assets’ carrying amounts on the acquiring entity’s records. Furthermore, ASC 805-50-30-2 provides that if the consideration given is not in the form of cash (for example, in the form of equity interests issued), measurement is based on the cost to the acquiring entity or the fair value of the net assets acquired, whichever is more clearly evident and, thus, more reliably measured. Since the acquired net assets were principally comprised of cash, we used the net assets acquired to measure the value of the common stock issued. Finally, ASC 805-50-30-3 provides that the cost of the group of assets acquired in an asset acquisition is allocated to the individual assets acquired or liabilities assumed based on their relative fair values of net identifiable assets acquired other than “non-qualifying” assets (for example, cash) and does not give rise to goodwill.

6,000,000 Shares

Common Stock

PRELIMINARY PROSPECTUS SUPPLEMENT

Morgan Stanley

Goldman Sachs & Co. LLC

J.P. Morgan

Keefe, Bruyette & Woods,

                                         A Stifel Company

RBC Capital Markets

SunTrust Robinson Humphrey

October     , 2017